Exhibit 10.1 Execution Version CREDIT AGREEMENT among THE WILLIAM CARTER COMPANY, as U.S. Borrower, THE GENUINE CANADIAN CORP., as Canadian Borrower, THE LENDERS FROM TIME TO TIME PARTIES HERETO and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A. PNC CAPITAL MARKETS LLC and TRUIST SECURITIES, INC., as Joint Lead Arrangers and Joint Bookrunners and HSBC BANK USA, NATIONAL ASSOCIATION and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents dated as of November 17, 2025

(i) Table of Contents Page Article 1 Definitions ....................................................................................................................... 1 1.1. Defined Terms .................................................................................................. 1 1.2. Other Definitional and Interpretive Provisions ............................................... 92 1.3. Exchange Rates; Currency Equivalents .......................................................... 96 1.4. Interest Rates; Benchmark Notification .......................................................... 96 1.5. Alternative Currencies .................................................................................... 97 1.6. Canadian Terms .............................................................................................. 98 Article 2 Amount and Terms of Commitments ............................................................................ 99 2.1. Commitments .................................................................................................. 99 2.2. Procedure for Revolving Credit Borrowing .................................................. 103 2.3. Termination or Reduction of Commitments ................................................. 104 2.4. Swingline Commitments ............................................................................... 104 2.5. Repayment of Loans ..................................................................................... 108 2.6. Incremental Facility ...................................................................................... 108 Article 3 Letters of Credit ........................................................................................................... 111 3.1. L/C Commitment .......................................................................................... 111 3.2. Procedure for Issuance of Letters of Credit .................................................. 113 3.3. Fees, Commissions and Other Charges ........................................................ 114 3.4. L/C Participations ......................................................................................... 115 3.5. Reimbursement Obligation of the Borrowers ............................................... 116 3.6. Obligations Absolute .................................................................................... 116 3.7. L/C Disbursements........................................................................................ 117 3.8. L/C Request .................................................................................................. 117 3.9. Cash Collateralization ................................................................................... 118 3.10. Additional Issuing Lenders ........................................................................... 118 3.11. Resignation or Removal of the Issuing Lender............................................. 118 Article 4 General Provisions Applicable to Loans and Letters of Credit ................................... 118 4.1. Interest Rates and Payment Dates ................................................................. 118 4.2. Conversion and Continuation Options .......................................................... 120 4.3. Minimum Amounts; Maximum Sets ............................................................ 121 4.4. Optional and Mandatory Prepayments.......................................................... 121 4.5. Commitment Fees; Administrative Agent’s Fee; Other Fees ....................... 123 4.6. Computation of Interest and Fees ................................................................. 124 4.7. Alternate Rate of Interest .............................................................................. 124 4.8. Pro Rata Treatment and Payments ................................................................ 129 4.9. Illegality ........................................................................................................ 130 4.10. Requirements of Law .................................................................................... 130

Table of Contents (continued) Page (ii) 4.11. Taxes ............................................................................................................. 133 4.12. Break Funding Indemnity ............................................................................. 138 4.13. Certain Rules Relating to the Payment of Additional Amounts ................... 138 4.14. Controls on Prepayment if Aggregate Outstanding Credit Exceeds Aggregate Revolving Credit Loan Commitments ........................................ 140 4.15. Defaulting Lenders........................................................................................ 140 4.16. Cash Management ......................................................................................... 143 Article 5 Representations and Warranties ................................................................................... 146 5.1. Existence, Qualification and Power; Compliance with Laws ....................... 147 5.2. Authorization; No Contravention ................................................................. 147 5.3. Governmental Authorization; Other Consents.............................................. 147 5.4. Binding Effect ............................................................................................... 148 5.5. Financial Statements; No Material Adverse Effect ...................................... 148 5.6. No Material Litigation .................................................................................. 148 5.7. No Default ..................................................................................................... 149 5.8. Properties ...................................................................................................... 149 5.9. Environmental Matters.................................................................................. 149 5.10. Insurance ....................................................................................................... 150 5.11. Taxes ............................................................................................................. 151 5.12. ERISA ........................................................................................................... 151 5.13. Subsidiaries ................................................................................................... 152 5.14. Investment Company Act; Other Regulations .............................................. 153 5.15. No Material Misstatements ........................................................................... 153 5.16. Compliance with Laws ................................................................................. 153 5.17. No Change; Solvent ...................................................................................... 154 5.18. Intellectual Property ...................................................................................... 154 5.19. Perfection, Etc. .............................................................................................. 154 5.20. Anti-Terrorism .............................................................................................. 155 5.21. Affected Financial Institutions ...................................................................... 156 5.22. [Reserved] ..................................................................................................... 156 5.23. Eligible Accounts .......................................................................................... 156 5.24. Eligible Inventory ......................................................................................... 156 5.25. Outbound Investment Rules .......................................................................... 156 Article 6 Conditions Precedent ................................................................................................... 156 6.1. Conditions to Initial Extension of Credit ...................................................... 156 6.2. Conditions to Each Extension of Credit........................................................ 159 Article 7 Affirmative Covenants ................................................................................................. 160 7.1. Financial Statements ..................................................................................... 160

Table of Contents (continued) Page (iii) 7.2. Certificates; Other Information ..................................................................... 161 7.3. Payment of Taxes .......................................................................................... 164 7.4. Conduct of Business and Maintenance of Existence; Compliance with Contractual Obligations and Requirements of Law .............................. 164 7.5. Maintenance of Property; Insurance ............................................................. 165 7.6. Inspection of Property; Books and Records; Discussions ............................ 166 7.7. Notices .......................................................................................................... 167 7.8. Environmental Laws ..................................................................................... 168 7.9. After-Acquired Subsidiaries ......................................................................... 169 7.10. Use of Proceeds............................................................................................. 171 7.11. Accuracy of Information ............................................................................... 171 7.12. Accounting Changes ..................................................................................... 172 7.13. Post-Closing Obligations .............................................................................. 172 Article 8 Negative Covenants ..................................................................................................... 172 8.1. Financial Condition ....................................................................................... 172 8.2. Limitation on Fundamental Changes ............................................................ 172 8.3. Limitation on Restricted Payments ............................................................... 174 8.4. Limitations on Certain Acquisitions ............................................................. 176 8.5. Limitation on Dispositions of Collateral....................................................... 176 8.6. Limitation on Optional Payments and Modifications of Restricted Indebtedness and Other Documents.............................................................. 177 8.7. [Reserved] ..................................................................................................... 179 8.8. Limitation on Negative Pledge Clauses ........................................................ 179 8.9. Limitation on Lines of Business ................................................................... 181 8.10. Limitations on Currency, Commodity and Other Hedging Transactions .................................................................................................. 181 8.11. Limitations on Transactions with Affiliates ................................................. 181 8.12. Limitations on Investments ........................................................................... 183 8.13. Limitations on Indebtedness ......................................................................... 183 8.14. Limitations on Liens ..................................................................................... 189 8.15. Sale and Leasebacks ..................................................................................... 193 8.16. Outbound Investment Rules .......................................................................... 193 8.17. Limitation on the Activities of Holdings ...................................................... 193 8.18. Canadian Defined Benefit Plans ................................................................... 193 Article 9 Events of Default ......................................................................................................... 194 9.1. Events of Default .......................................................................................... 194 9.2. Remedies Upon an Event of Default ............................................................ 196 9.3. Borrower’s Right to Cure.............................................................................. 197 Article 10 The Agents and the Other Representatives ................................................................ 198

Table of Contents (continued) Page (iv) 10.1. Appointment ................................................................................................. 198 10.2. The Administrative Agent and Affiliates ...................................................... 199 10.3. Action by an Agent ....................................................................................... 199 10.4. Exculpatory Provisions ................................................................................. 199 10.5. Acknowledgement and Representations by Lenders .................................... 201 10.6. Indemnity; Reimbursement by Lenders ........................................................ 202 10.7. Right to Request and Act on Instructions ..................................................... 203 10.8. Collateral Matters.......................................................................................... 203 10.9. Successor Agent ............................................................................................ 206 10.10. Swingline Lender .......................................................................................... 207 10.11. Withholding Tax ........................................................................................... 207 10.12. Other Representatives ................................................................................... 208 10.13. Appointment of Borrower Representatives .................................................. 208 10.14. Administrative Agent May File Proofs of Claim .......................................... 208 10.15. Application of Proceeds ................................................................................ 209 10.16. No Advisory or Fiduciary Responsibility ..................................................... 210 10.17. Know Your Customer Information ............................................................... 211 Article 11 Miscellaneous ............................................................................................................ 211 11.1. Amendments and Waivers ............................................................................ 211 11.2. Notices .......................................................................................................... 215 11.3. No Waiver; Cumulative Remedies ............................................................... 217 11.4. Survival of Representations and Warranties ................................................. 217 11.5. Payment of Expenses and Taxes ................................................................... 217 11.6. Successors and Assigns; Participations and Assignments ............................ 219 11.7. Adjustments; Set-off; Calculations; Computations ...................................... 225 11.8. Judgment ....................................................................................................... 225 11.9. Counterparts .................................................................................................. 226 11.10. Severability ................................................................................................... 226 11.11. Integration ..................................................................................................... 226 11.12. Governing Law ............................................................................................. 227 11.13. Submission to Jurisdiction; Waivers ............................................................. 227 11.14. Acknowledgements ....................................................................................... 228 11.15. Waiver of Jury Trial ...................................................................................... 228 11.16. Confidentiality .............................................................................................. 228 11.17. Incremental Indebtedness; Additional Indebtedness .................................... 230 11.18. USA PATRIOT Act Notice .......................................................................... 230 11.19. Electronic Execution of Documents ............................................................. 230 11.20. Reinstatement ................................................................................................ 231 11.21. Joint and Several Liability; Postponement of Subrogation........................... 232 11.22. Designated Cash Management Agreements and Designated Hedging Agreements .................................................................................... 233

Table of Contents
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11.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions 233
11.24. Acknowledgement Regarding Any Supported QFCs 234
11.25. Erroneous Payments by Agent to Lenders 235
11.26. Subsidiary Borrowers 236

(v)

Table of Contents (continued) (vi) SCHEDULES A -- Commitments and Addresses 1.1(b) -- Credit Card Issuers 1.1(c) -- Credit Card Processors 1.1(d) -- Disposition of Certain Assets 1.1(g) -- Existing Investments 1.1(h) -- Designated Cash Management Agreements 1.1(i) -- Designated Hedging Agreements 1.1(j) -- Designated Bank Products Affiliate 4.16 -- DDAs and Concentration Accounts 5.9 -- Environmental Matters 5.13(a) -- Subsidiaries 5.13(b) Equity Interests 5.18 -- Intellectual Property Claims 7.2 -- Website Address for Electronic Financial Reporting 7.13 -- Post-Closing Obligations 8.13(d) -- Existing Indebtedness 8.14(b) -- Existing Liens EXHIBITS A-1 -- Form of Revolving Credit Note A-2 -- Form of Swingline Note B-1 -- Form of U.S. Dollar Facility Swing Line Loan Notice B-2 -- Form of Multicurrency Sub-Facility Swing Line Loan Notice C -- [Reserved] D -- Form of U.S. Tax Compliance Certificate E -- Form of Assignment and Acceptance F -- Form of Swingline Loan Participation Certificate G -- Form of Secretary’s Certificate H -- [Reserved] I -- Form of Solvency Certificate J-1 -- Form of Borrowing Request J-2 -- Form of L/C Request K -- Form of Borrowing Base Certificate L -- Form of Lender Joinder Agreement M -- Form of Non-Lender Acknowledgment N-1 -- Form of Borrower Joinder N-2 -- Form of Borrower Termination O -- [Reserved] P -- [Reserved] Q -- Form of Compliance Certificate

1 CREDIT AGREEMENT, dated as of November 17, 2025, among THE WILLIAM CARTER COMPANY, a Massachusetts corporation (the “U.S. Borrower”), THE GENUINE CANADIAN CORP., an Ontario corporation (the “Canadian Borrower”), the other Subsidiary Borrowers from time to time party hereto (together with the U.S. Borrower and the Canadian Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), the several banks and other financial institutions from time to time party hereto (as further defined in Subsection 1.1, the “Lenders”) and JPMORGAN CHASE BANK, N.A., as swingline lender (in such capacity, the “Swingline Lender”), as an issuing lender (in such capacity, an “Issuing Lender”), as administrative agent (in such capacity and as further defined in Subsection 1.1, the “Administrative Agent”) for the Lenders hereunder and as collateral agent (in such capacity and as further defined in Subsection 1.1, the “Collateral Agent”) for the Secured Parties (as defined below) and the Issuing Lenders. W I T N E S S E T H: WHEREAS, the Borrower Representative has requested that Commitments in an aggregate principal amount of $750,000,000 be made available to the Borrowers, and the Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, to consummate the Transactions (as defined herein). NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows: ARTICLE 1 DEFINITIONS 1.1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings: “ABR Loans”: Loans to which the rate of interest applicable is based upon the Alternate Base Rate. “Accelerated”: as defined in Subsection 9.1(e). “Acceleration”: as defined in Subsection 9.1(e). “Account Debtor”: each Person who is obligated on an Account, Chattel Paper or General Intangible. “Accounts”: “accounts” as defined in the UCC and PPSA and, with respect to any Person, all such Accounts of such Person, whether now existing or existing in the future, including (a) all accounts receivable of such Person (whether or not specifically listed on schedules furnished to the Administrative Agent), including all accounts created by or arising from all of such Person’s sales of goods or rendition of services made under any of its trade names, or through any of its divisions, (b) all unpaid rights of such Person (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (c) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (d) all reserves and

2 credit balances held by such Person with respect to any such accounts receivable of any Account Debtors, (e) all letters of credit, guarantees or collateral for any of the foregoing and (f) all insurance policies or rights relating to any of the foregoing. “Accounts Receivable Asset” shall mean a right to receive payment arising from a sale or lease of goods or the performance of services by a Person pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay for goods or services under terms that permit the purchase of such goods and services on credit and shall include, in any event, any items of property that would be classified as an “account,” “chattel paper,” “payment intangible” or “instrument” under the UCC and PPSA and any supporting obligations, together with any related collateral, credit support and similar rights and any other assets that are customarily transferred in a securitization of receivables. “Accounts Receivable Financing” shall mean any accounts receivable sale arrangement, credit facility or conditional purchase contract or similar arrangement providing financing secured directly or indirectly by Accounts Receivable Assets of Holdings or its Subsidiaries that meets the following conditions: (a) Holdings shall have determined in good faith that the terms of such Accounts Receivable Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to Holdings and its Subsidiaries; (b) all sales or contributions (as applicable) of Accounts Receivable Assets by Holdings or any Subsidiary to any Accounts Receivable Subsidiary or any other Person are made at no less than fair market value (as determined in good faith by Holdings); (c) the financing terms, covenants, termination events and other provisions thereof shall be on market terms (as determined in good faith by Holdings); and (d) other than the applicable Accounts Receivable Subsidiary, the obligations under such Accounts Receivable Financing are non- recourse to Holdings or any of its Subsidiaries (except to the extent customary for similar transactions in the applicable jurisdiction). “Accounts Receivable Subsidiary” shall mean any Subsidiary formed for the purpose of entering into one or more Accounts Receivable Financings and that engages only in activities reasonably related or incidental thereto, or another Person formed for the purposes of engaging in an Accounts Receivable Financing in which Holdings or any Subsidiary makes an Investment and to which Holdings or any Subsidiary transfers Account Receivable Assets. “Acquisition Consideration”: the purchase consideration for any acquisition and all other payments by the U.S. Borrower or any of its Restricted Subsidiaries in exchange for, or as part of, or in connection with, any acquisition, consisting of cash or by exchange of property (other than Capital Stock of any Parent Entity) or the assumption of Indebtedness payable at or prior to the consummation of such acquisition or deferred for payment at any future time (provided that any such future payment is not subject to the occurrence of any contingency). For purposes of the foregoing, any Acquisition Consideration consisting of property shall be valued at the fair market value thereof (as determined in good faith by the Borrower Representative, which determination shall be conclusive, with the fair market value of any such property being measured on the date a legally binding commitment for such acquisition (or, if later, for the payment of such item) was entered into and without giving effect to subsequent changes in value).

3 “Additional Agent”: as defined in any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, as applicable. “Additional Assets”: (a) any property or assets that replace the property or assets that are the subject of an Asset Sale; (b) any property or assets (other than Indebtedness and Capital Stock) used or to be used by the U.S. Borrower or a Restricted Subsidiary or otherwise useful in a Related Business and any capital expenditures in respect of any property or assets already so used; (c) the Capital Stock of a Person that is engaged in a Related Business and becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the U.S. Borrower or another Restricted Subsidiary; or (d) the Capital Stock of any Person that at such time is a Restricted Subsidiary acquired from a third party. “Additional Indebtedness”: as defined in any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, as applicable. “Additional Lender”: as defined in Subsection 2.6. “Additional Obligations”: senior or subordinated Indebtedness (which Indebtedness may be (y) unsecured or (z) in the case of Indebtedness issued or incurred by an Escrow Subsidiary, secured by a Lien on the proceeds of such Additional Obligations which are subject to an escrow or similar arrangement and Liens on any related deposit of cash, Cash Equivalents or Temporary Cash Investments to cover interest and premium in respect of such Additional Obligations), including customary bridge financings, in each case issued or incurred by any Loan Party or, with respect to the preceding clause (z), any Escrow Subsidiary in compliance with Subsection 8.13. “Additional Obligations Documents”: any document or instrument (including any guarantee, security agreement or mortgage) issued or executed and delivered by any Loan Party or, with respect to Additional Obligations referred to in clause (z) of the definition thereof, any Escrow Subsidiary with respect to any Additional Obligations. “Administrative Agent”: as defined in the Preamble hereto and shall include, for the avoidance of doubt, any designated branch or Affiliate of JPMorgan Chase Bank, N.A. designated by it to serve in such capacity and any successor to the Administrative Agent appointed pursuant to Subsection 10.9. “Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Loans”: as defined in Subsection 4.9. “Affiliate”: as to any specified Person, any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

4 “Affiliated Charitable Organization”: any charitable organization that is an Affiliate of the U.S. Borrower or any Restricted Subsidiary that meets the requirements of Section 501(c)(3) of the Code to the extent, and only for so long as, such organization is eligible to receive tax-deductible contributions in accordance with Section 170 of the Code. “Agent Advance”: as defined in Subsection 2.1(c). “Agent Advance Period”: as defined in Subsection 2.1(c). “Agents”: the collective reference to the Administrative Agent and the Collateral Agent, and “Agent” shall mean any of them. “Aggregate Commitments”: the U.S. Dollar Facility Commitments of all of the Lenders (including the Multicurrency Sub-Facility Commitments). “Aggregate Lender Exposure”: the sum of (a) the aggregate principal amount of all Revolving Credit Loans then outstanding, (b) the aggregate amount of all L/C Obligations at such time and (c) the aggregate amount of all Swingline Exposure at such time. “Aggregate Multicurrency Sub-Facility Commitments”: the Multicurrency Sub- Facility Commitments of all of the Lenders. “Aggregate Outstanding Credit”: as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Revolving Credit Lender then outstanding, (b) the aggregate amount equal to such Revolving Credit Lender’s Commitment Percentage of the L/C Obligations then outstanding and (c) the aggregate amount equal to such Revolving Credit Lender’s Commitment Percentage, if any, of the Swingline Loans then outstanding. “Aggregate Outstandings”: as defined in Subsection 2.1(a)(i)(5). “Aggregate Borrowing Base”: at any time, the Dollar Equivalent of the sum of the U.S. Borrowing Base plus the Canadian Borrowing Base. “Aggregate U.S. Dollar Facility Commitments”: the U.S. Dollar Facility Commitments of all of the Lenders. “Agreed Currency”: Dollars, Canadian Dollars and each Alternative Currency. “Agreement”: this Credit Agreement, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time. “Alternate Base Rate”: for any day, a fluctuating rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1.00%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.50% and (c) the Term SOFR for an Interest Period of one month beginning on such day (or if such day is not a Business Day, on the immediately preceding Business Day) plus 1.00%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that

5 it is unable to ascertain the Federal Funds Effective Rate or the Term SOFR for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c) above, as the case may be, of the immediately preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Term SOFR shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Term SOFR, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Subsection 4.7 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Subsection 4.7(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Alternative Currency”: any currency that is approved in accordance with Subsection 1.5(a). “Alternative Currency Sublimit”: an amount equal to the lesser of the Aggregate Multicurrency Sub-Facility Commitments and $100,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Multicurrency Sub-Facility Commitments. “Amendment”: as defined in Subsection 8.8(d). “Ancillary Document”: as defined in Subsection 11.19. “Anti-Corruption Laws”: all laws, rules, and regulations of any jurisdiction applicable to any Borrower or any of their Subsidiaries from time to time concerning or relating to bribery or corruption, including, for the avoidance of doubt, the Corruption of Foreign Public Officials Act (Canada), the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), and the UK Bribery Act of 2010, as amended. “Applicable Commitment Fee Rate”: a rate per annum equal to the rate set forth below opposite the applicable Average Daily Used Percentage: Level Average Daily Used Percentage Commitment Fee Rate I Greater than or equal to 50.0% 0.20% II Less than 50.0% 0.25% For purposes of the foregoing, each change in the Applicable Commitment Fee Rate resulting from a change in Average Daily Used Percentage shall be effective during the period commencing on and including the first day of each fiscal quarter of the U.S. Borrower and ending on the last day of such fiscal quarter, it being understood and agreed that, for purposes of determining the Applicable Commitment Fee Rate on the first day of any fiscal quarter of the U.S. Borrower, the Average Daily Used Percentage during the most recently ended fiscal quarter of the U.S. Borrower shall be used. Notwithstanding the foregoing, the Average Daily Used Percentage shall be deemed to be in Level II at the option of the Administrative Agent or at the written request of the Required Lenders if the Borrowers fail to deliver any Borrowing Base Certificate pursuant

6 to the terms hereof, during the period from the expiration of the time for delivery thereof until each such Borrowing Base Certificate is so delivered. Notwithstanding the foregoing, Average Daily Used Percentage shall be deemed to be in Level I from the Closing Date to the date of delivery to the Administrative Agent of the Borrowing Base Certificate required by Subsection 7.2(f) for the first Fiscal Quarter ended at least three months after the Closing Date. In addition, at all times while an Event of Default known to the Borrower Representative shall have occurred and be continuing, the Applicable Commitment Fee Rate shall not decrease from that previously in effect as a result of the delivery of such Borrowing Base Certificate. “Applicable Margin”: a rate per annum equal to the rate set forth below for the applicable type of Loan and opposite the applicable Average Daily Excess Availability Percentage: Level Average Daily Excess Availability Percentage Applicable Margin Alternate Base Rate/Canadian Prime Rate/CBR Spread Term Benchmark RFR Rate I Less than 50.0% 0.50% 1.50% 1.50% II Greater than or equal to 50.0% 0.25% 1.25% 1.25% For purposes of the foregoing, each change in the Applicable Margin resulting from a change in Average Daily Excess Availability Percentage shall be effective during the period commencing on and including the first day of each fiscal quarter of the U.S. Borrower and ending on the last day of such fiscal quarter, it being understood and agreed that, for purposes of determining the Applicable Margin on the first day of any fiscal quarter of the U.S. Borrower, the Average Daily Excess Availability Percentage during the most recently ended fiscal quarter of the U.S. Borrower shall be used. Notwithstanding the foregoing, the Average Daily Excess Availability Percentage shall be deemed to be in Level I at the option of the Administrative Agent or at the written request of the Required Lenders if the Borrowers fail to deliver any Borrowing Base Certificate pursuant to the terms hereof, during the period from the expiration of the time for delivery thereof until each such Borrowing Base Certificate is so delivered. Notwithstanding the foregoing, Average Daily Excess Availability Percentage shall be deemed to be in Level II from the Closing Date to the date of delivery to the Administrative Agent of the Borrowing Base Certificate required by Subsection 7.2(f) for the first Fiscal Quarter ended at least three months after the Closing Date. In addition, at all times while an Event of Default known to the Borrower Representative shall have occurred and be continuing, the Applicable Margin shall not decrease from that previously in effect as a result of the delivery of such Borrowing Base Certificate. “Approved Commercial Bank”: a commercial bank with a consolidated combined capital and surplus of at least $5,000,000,000.

7 “Asset Sale”: any sale, issuance, conveyance, transfer, Division, lease or other disposition (a “Disposition”), by the U.S. Borrower or any other Loan Party in one or a series of related transactions, of any real or personal, tangible or intangible, property (including Capital Stock) of the U.S. Borrower or any of its Restricted Subsidiaries, other than: (a) the sale or other Disposition of obsolete, worn-out or surplus property, whether now owned or hereafter acquired, in the ordinary course of business (other than a Permitted Bulk Sale); (b) the sale or other Disposition of any property (including Inventory) in the ordinary course of business; (c) the sale or discount without recourse of accounts receivable or notes receivable (including ancillary rights pertaining thereto) which have arisen in the ordinary course of business, or the conversion or exchange of accounts receivable (including ancillary rights pertaining thereto) into or for notes receivable, in connection with the compromise or collection thereof; (d) as permitted by Subsection 8.2(b); (e) subject to any applicable limitations set forth in Subsection 8.2, Dispositions of any assets or property by the U.S. Borrower or any other Loan Party to the U.S. Borrower, any Qualified Loan Party or any Wholly Owned Subsidiary of the U.S. Borrower; (f) (i) the abandonment or other Disposition of patents, trademarks or other intellectual property that are, in the reasonable judgment of the Borrower Representative, which determination shall be conclusive, no longer economically practicable to maintain or useful in the conduct of the business of the U.S. Borrower and its Subsidiaries taken as a whole, and (ii) any license, sublicense or other grant of rights in or to any trademark, copyright, patent or other intellectual property; (g) any Disposition by the U.S. Borrower or any other Loan Party of assets that are not Borrowing Base Assets in an amount not to exceed $25,000,000 in the aggregate in any fiscal year (it being understood that any Disposition of the Capital Stock of a Loan Party that holds Borrowing Base Assets shall be deemed to be a Disposition of Borrowing Base Assets) (h) any Disposition set forth on Schedule 1.1(d); (i) [reserved]; (j) any Division if such divided LLC becomes a Restricted Subsidiary; and (k) the creation or granting of any Lien permitted under this Agreement. “Assignee”: as defined in Subsection 11.6(a)(i). “Assignment and Acceptance”: an Assignment and Acceptance, substantially in the form of Exhibit E hereto.

8 “Audited Financial Statements”: the audited consolidated balance sheet of Holdings and its Subsidiaries as of December 28, 2024, December 30, 2023 and December 31, 2022 and the related consolidated statements of operations, shareholders’ equity and cash flows for the fiscal years then ended, including the notes thereto. “Auto-Extension L/C”: as defined in Subsection 3.1(c). “Availability”: (a) the lesser of (x) the aggregate Commitments as in effect at such time and (y) the Aggregate Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) minus (b) the amount of all Availability Reserves (without duplication of Availability Reserves imposed in connection with the Borrowing Base). “Availability Reserves”: reserves, if any, (1) established by the Administrative Agent from time to time hereunder in its Permitted Discretion against the Borrowing Base or Availability, including such reserves, subject to Subsection 2.1(b), as the Administrative Agent, in its Permitted Discretion, determines as being appropriate to reflect any impairment to (A) (x) the value, or the collectability in the ordinary course of business, of Eligible Accounts or Eligible Credit Card Receivables, including on account of bad debts and dilution, or (y) the value (based on cost and quantity) of Eligible Inventory or (B) the enforceability or priority of the Lien on the Collateral consisting of Eligible Accounts, Eligible Credit Card Receivables or Eligible Inventory included in the Borrowing Base (including claims that the Administrative Agent determines will need to be satisfied in connection with the realization upon such Collateral), (2) constituting Designated Cash Management Reserves and Designated Hedging Reserves established in accordance with Subsection 11.22, and (3) constituting Canadian Priority Payables Reserves. “Available Incremental Amount”: at any date of determination, without duplication, an amount equal to the sum produced by calculating the positive difference between (a) the sum of (x) $150,000,000 (amounts incurred pursuant to this clause (a)(x), the “Cash Capped Incremental Facility”) plus (y) the amount by which the then-effective Borrowing Base exceeds the Commitments (including all then existing Incremental Revolving Commitments established in each case prior to such date pursuant to Subsection 2.6) (amounts incurred pursuant to this clause (a)(y), the “Suppressed Availability Incremental Facility”) (it being understood that at the Borrower Representative’s option, capacity under the Suppressed Availability Incremental Facility shall be deemed to be used before capacity under the Cash Capped Incremental Facility) and (b) the sum of (x) the Commitments (other than Incremental Revolving Commitments and Commitments being terminated on such date) plus (y) all then existing Incremental Revolving Commitments established in each case prior to such date pursuant to Subsection 2.6. “Available Tenor”: as of any date of determination and with respect to the then- current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Subsection 4.7(f).

9 “Average Daily Excess Availability Percentage”: for any Fiscal Quarter, the percentage derived by dividing (x) the average daily Excess Availability for such Fiscal Quarter by (y) the average daily amount of the aggregate Commitments during such Fiscal Quarter. “Average Daily Used Percentage”: for any Fiscal Quarter, the percentage derived by dividing (a) the sum of (x) the average daily principal balance of all Revolving Credit Loans outstanding during such Fiscal Quarter plus (y) the average daily undrawn amount of all outstanding L/C Obligations by (b) the average daily amount of the aggregate Commitments during such Fiscal Quarter. “Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation administration or other insolvency proceedings). “Bank Products Affiliate”: (a) any Lender or Affiliate of a Lender and (b) solely for the period commencing on the Closing Date and ending on the date 180 days thereafter and solely in respect of Bank Products Agreements entered into with the Canadian Borrower and Restricted Subsidiaries thereof that are organized under the laws of Canada, the Designated Banks Product Affiliate. “Bank Products Agreement”: any agreement pursuant to which a bank or other financial institution agrees to provide (a) treasury services, (b) credit card, merchant card, purchasing card or stored value card services (including the processing of payments and other administrative services with respect thereto), (c) cash management services (including controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds transfer, information reporting, wire transfer, cash pooling, trade finance, and interstate depository network services) and (d) other banking products or services as may be requested by the U.S. Borrower or any Restricted Subsidiary (including supply-chain financing but other than letters of credit and other than loans and advances except indebtedness arising from services described in clauses (a) through (c) of this definition). “Benchmark”: initially, the Relevant Rate for such Agreed Currency; provided that if a Benchmark Transition Event or a Term CORRA Reelection Event, as applicable, and its related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark, then “Benchmark”: the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Subsection 4.7.

10 “Benchmark Replacement”: for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent (in consultation with the Borrowers) for the applicable Benchmark Replacement Date: (1) (a) in the case of any Loan denominated in Dollars, the Daily Simple SOFR and/or (b) in the case of any Loan denominated in Canadian Dollars, the Daily Simple CORRA; or (2) the sum of (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term CORRA Reelection Event, and the delivery of a Term CORRA Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be Term CORRA. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment”: with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent and the Borrower Representative for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes”: with respect to any Benchmark Replacement or any Term Benchmark Loans, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Canadian Prime Rate”, the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical,

11 administrative or operational matters) that the Administrative Agent decides (in consultation with the U.S. Borrower) may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides (in consultation with the U.S. Borrower) that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides (in consultation with the U.S. Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date”: the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non- representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; or (3) in the case of a Term CORRA Reelection Event, the date that is thirty (30) days after the date a Term CORRA Notice (if any) is provided to the Lenders and the Borrower pursuant to Subsection 4.7(c). For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event”: the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the

12 time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the FRBNY, the Bank of Canada, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period”: the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Subsection 4.7 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Subsection 4.7. “Benefited Lender”: as defined in Subsection 11.7(a). “Blocked Account”: as defined in Subsection 4.16(a). “Blocked Account Agreement”: as defined in Subsection 4.16(a). “Board”: the Board of Governors of the Federal Reserve System. “Board of Directors”: for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the board of directors or other governing body of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such board of directors or other governing body. Unless otherwise provided, “Board of Directors”: the Board of Directors of the Borrower Representative.

13 “Borrower Joinder”: a joinder in substantially the form of Exhibit N-1 hereto, to be executed by each Subsidiary Borrower designated as such after the Closing Date. “Borrower Materials”: as defined in Subsection 11.2(e). “Borrower Representative”: the U.S. Borrower or such other Borrower as may be designated as the “Borrower Representative” by the Borrowers from time to time, in each case in its capacity as Borrower Representative pursuant to the provisions of Subsection 10.13. “Borrowers”: as defined in the Preamble hereto. “Borrower Termination”: a Borrower Termination delivered to the Administrative Agent in accordance with Subsection 11.1(h), substantially in the form of Exhibit N-2 hereto. “Borrowing”: the borrowing of one Type of Loan of a single Tranche from all the Lenders having Commitments of the respective Tranche on a given date (or resulting from a conversion or conversions on such date) having, in the case of Term Benchmark Loans, the same Interest Period. “Borrowing Base”: the U.S. Borrowing Base and/or the Canadian Borrowing Base, as the context requires. “Borrowing Base Assets”: assets of a type that could be included in the calculation of the Borrowing Base. “Borrowing Base Certificate”: as defined in Subsection 7.2(f). “Borrowing Date”: any Business Day specified in a notice delivered pursuant to Subsection 2.2, 2.4, or 3.2 as a date on which the Borrower Representative requests the Lenders to make Loans hereunder or an Issuing Lender to issue Letters of Credit hereunder. “Borrowing Request”: as defined in Subsection 2.2. “Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York (or with respect only to Letters of Credit issued by an Issuing Lender not located in the City of New York, the location of such Issuing Lender) are authorized or required by law to close; provided that, (a) in relation to Loans denominated in Pounds Sterling, any day (other than a Saturday or a Sunday) on which banks are open for business in London, (b) in relation to Loans denominated in Euros and in relation to the calculation or computation of EURIBOR, any day which is a TARGET Day, (c) in relation to Loans denominated in Canadian Dollars, any day (other than a Saturday or a Sunday) on which banks are open for business in Toronto and (d) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Agreed Currency of such RFR Loan, any such day that is only an RFR Business Day. “Canadian AML Legislation”: collectively, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Criminal Code (Canada) and the United Nations Act (Canada), including the Regulations Implementing the United Nations Resolutions on

14 the Suppression of Terrorism (Canada) and the United Nations Al-Qaida and Taliban Regulations (Canada) promulgated under the United Nations Act (Canada), and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws applicable in Canada, including any rules, regulations, directives, guidelines or orders thereunder. “Canadian Benefits Plan”: any plan, fund, program, or policy, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, providing material employee benefits, including medical, hospital care, dental, sickness, accident, disability, life insurance, pension, retirement or savings benefits, under which any Loan Party has any liability with respect to any Canadian employee or former employee, but excluding any Canadian Pension Plan, Canadian Multi-Employer Plan and any statutory plan, fund program or policy. “Canadian Borrower”: as defined in the Preamble hereto, and any successor in interest thereto. “Canadian Borrowing Base”: as of any date of determination, shall equal the Dollar Equivalent of the sum of (without duplication of any asset included in the U.S. Borrowing Base): (a) 90% of the Canadian Loan Parties’ Investment-Grade Eligible Accounts at such time, plus (b) 85% of the Canadian Loan Parties’ Non-Investment-Grade Eligible Accounts at such time, plus (c) 90% of the Canadian Loan Parties’ Eligible Credit Card Receivables, plus (d) 90% of the Net Orderly Liquidation Value of the Canadian Loan Parties’ Eligible Retail Inventory (without duplication in the succeeding clause (e)), plus (e) the lesser of (i) 75% of the initial acquisition cost of the Canadian Loan Parties’ Eligible In-Transit Inventory and (ii) 85% of the Net Orderly Liquidation Value of the Canadian Loan Parties’ Eligible In-Transit Inventory, but in no event to exceed, when taken together with amounts referred to clause (e) of the definition of U.S. Borrowing Base, $75,000,000, plus (f) 85% of the Net Orderly Liquidation Value of the Canadian Loan Parties’ Eligible Distribution Center Inventory, plus (g) 100.0% of the Canadian Loan Parties’ Eligible Cash; provided that, notwithstanding anything to the contrary herein, amounts referred to in this clause (g) when taken together with amounts referred to in clause (g) of the definition of U.S. Borrowing Base, shall not constitute more than 10% of Specified Availability, plus (h) [reserved] minus (i) the amount of all Availability Reserves (without duplication of Availability Reserves imposed in connection with the U.S. Borrowing Base).

15 For the avoidance of doubt, for purposes of calculating the Canadian Borrowing Base, the Capitalized Variance Balance is added back to the calculation of the Canadian Borrowing Base. “Canadian Collateral”: Collateral consisting of assets or interests in assets of the Canadian Loan Parties, or assets or interests of the other Loan Parties which are subject to the PPSA or are otherwise located in Canada, in each case now owned or hereafter acquired, and the proceeds thereof. “Canadian Defined Benefit Plan”: any Canadian Pension Plan which contains a “defined benefit provision”, as defined in subsection 147.1(1) of the Income Tax Act (Canada), other than a Canadian Defined Benefit Multi-Employer Plan. “Canadian Defined Benefit Multi-Employer Plan”: any Canadian Multi-Employer Plan that contains a “defined benefit provision”, as defined in subsection 147.1(1) of the Income Tax Act (Canada). “Canadian Dollars”, “C$” and “Cdn$”: the lawful currency of Canada. “Canadian Economic Sanctions and Export Control Laws”: any Canadian laws, regulations or orders governing transactions in controlled good or technologies or dealings with countries, entities, organizations, or individuals subject to economic sanctions and similar measures, including, without limitation, the United Nations Act (Canada), Special Economic Measures Act (Canada), the Justice for Victims of Corrupt Foreign Officials Act (Sergei Magnitsky Law) (Canada), Freezing Assets of Corrupt Foreign Officials Act (Canada), Part II.1 of the Criminal Code (Canada), Export and Import Permits Act (Canada), Defence Production Act (Canada), and the Foreign Extraterritorial Measures Act (Canada). “Canadian GCA”: has the meaning specified in the definition of Guarantee and Collateral Agreements. “Canadian Insolvency Laws”: each of the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), and the Winding-Up and Restructuring Act (Canada), each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of Canada or any province or territory thereof, including any law of Canada or any province or territory thereof permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it. “Canadian Loan Party”: any Qualified Loan Party organized under the laws of Canada or any province or territory thereof, including for the avoidance of doubt, the Canadian Borrower. “Canadian Multi-Employer Plan”: any “multi-employer plan” within the meaning of the regulations under the Income Tax Act (Canada) or a similar plan under applicable federal, provincial or territorial pension standards legislation in Canada that is contributed to by a Loan Party for its Canadian employees or former employees or under which a Loan Party has any liability.

16 “Canadian Pension Event”: the occurrence of any of the following: (a) the board of directors of any Loan Party passes a resolution to terminate, wind up or withdraw from in whole or in part any Canadian Defined Benefit Plan, or any Loan Party otherwise initiates any action or filing to voluntarily terminate or wind up in whole or in part any Canadian Defined Benefit Plan, (b) the institution of proceedings by a Governmental Authority to terminate in whole or in part any Canadian Defined Benefit Plan, including notice being given by a Governmental Authority that it intends to order a wind up in whole or in part of a Canadian Defined Benefit Plan, (c) the receipt by a Loan Party of correspondence from any Governmental Authority relating to the likely wind up or termination (in whole or in part) of any Canadian Defined Benefit Plan, (d) the wind up or termination (in whole or in part) of, or withdrawal from, any Canadian Defined Benefit Multi- Employer Plan, (e) the appointment by a Governmental Authority of a replacement administrator or trustee to wind up or terminate (in whole or in part) any Canadian Defined Benefit Plan, and (f) any statutory deemed trust or Lien, other than a Customary Permitted Lien, arises in respect of a Canadian Pension Plan or Canadian Multi-Employer Plan. “Canadian Pension Plans”: each pension plan required to be registered under Canadian federal or provincial law that is sponsored, administered or contributed to by a Loan Party for its Canadian employees or former employees, but does not include a Canadian Multi- Employer Plan or the Canada Pension Plan or the Québec Pension Plan as maintained by the Government of Canada or the Province of Québec, respectively. “Canadian Prime Rate”: on any day, the rate determined by the Agent to be the higher of (a) the rate equal to the PRIMCAN Index rate that appears on the Bloomberg screen at 10:15 a.m. Toronto time (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Agent in its reasonable discretion) and (b) the Term CORRA for a one month Interest Period plus 1.0%; provided, that if the above rate shall be less than the Floor, such rate shall be deemed to be equal to the Floor for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index shall be effective from and including the effective date of such change. “Canadian Prime Rate Loans”: Multicurrency Sub-Facility Revolving Loans and Multicurrency Sub-Facility Swing Line Loans for which the applicable rate of interest is based upon the Canadian Prime Rate. “Canadian Priority Payables Reserve”: without duplication, reserves (determined from time to time by the Administrative Agent in its Permitted Discretion) representing: (a) the amount past due and owing by any Canadian Loan Party, or the accrued amount for which such Canadian Loan Party has an obligation to remit, to a governmental authority or other Person pursuant to any applicable law, rule or regulation, in respect of (i) goods and services taxes, harmonized sales tax, sales taxes, employee income taxes, municipal taxes and other taxes payable or to be remitted or withheld; (ii) workers’ compensation or employment insurance; (iii) vacation or holiday pay or unpaid wages or claims under the Wage Earner Protection Program Act (Canada); (iv) Canada Pension Plan or other statutory pension plan contributions; and (v) other like charges and demands to the extent that any governmental authority or other Person may claim a trust, Lien or other claim ranking or capable of ranking in priority to or pari passu with one or more of the Liens of the Secured Parties granted in the Loan Documents; and (b) the aggregate

17 amount of any other liabilities of any Canadian Loan Party (i) in respect of unpaid or unremitted pension plan contributions, normal cost contributions or special payments under a Canadian Pension Plan or Canadian Multi-Employer Plan, or (ii) representing any unfunded liability, solvency deficiency or wind-up deficiency with respect to a Canadian Defined Benefit Plan or Canadian Defined Benefit Multi-Employer Plan, or (iii) which are secured by a trust, Lien or other claim on any Collateral, in all cases, pursuant to any applicable law, rule or regulation only to the extent such trust, Lien or other claim ranks or is capable of ranking in priority to or pari passu with one or more of the Liens of the Secured Parties granted in the Loan Documents (such as trusts, Liens or other claims in favor of employees, landlords, warehousemen, customs brokers/freight forwarders, carriers, mechanics, materialmen, labourers, or suppliers). “Capital Expenditures”: with respect to any Person for any period, the aggregate of all expenditures by such Person and its consolidated Restricted Subsidiaries during such period (exclusive of (i) expenditures made for Permitted Investments, (ii) expenditures made for acquisitions permitted by Subsection 8.4), (iii) interest capitalized during such period to the extent relating to Capital Expenditures or (iv) expenditures made with the proceeds of any equity securities issued or capital contributions received, or Indebtedness incurred, by the U.S. Borrower or any of its consolidated Restricted Subsidiaries) that, in accordance with GAAP, are required to be included as capital expenditures on a consolidated statement of cash flows of such Person. “Capital Stock”: as to any Person, any and all shares or units of, rights to purchase, warrants or options for, or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity. “Capitalized Variance Balance”: at any time of determination, the difference (whether positive or negative) between (a) the applicable standard cost of Eligible Inventory included in the then-effective Borrowing Base as set forth in the U.S. Borrower’s budget, books and records and (b) the actual cost of such Eligible Inventory that is capitalized on the balance sheet of Holdings and its Subsidiaries; provided that the failure to capitalize such difference in the event such difference is negative shall be disregarded (without duplication of any negative adjustments) for purposes of calculating the Aggregate Borrowing Base. “Captive Insurance Subsidiary”: any Subsidiary of the U.S. Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof). “Cash Capped Incremental Facility”: as defined in the definition of “Available Incremental Amount” in this Subsection 1.1. “Cash Equivalents”: any of the following: (1) money and (2) (a) securities issued or fully guaranteed or insured by the United States of America, Canada, the United Kingdom, Switzerland or a member state of the European Union or any agency or instrumentality of any thereof, (b) time deposits, certificates of deposit or bankers’ acceptances of (i) any bank or other institutional lender under this Agreement or any affiliate thereof or (ii) any commercial bank having capital and surplus in excess of $500,000,000 (or the foreign currency equivalent thereof as of the date of such investment) and the commercial paper of the holding company of which is rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by

18 Moody’s (or, if at such time neither is issuing ratings, a comparable rating of another nationally recognized rating agency), (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2)(a) and (b) above entered into with any financial institution meeting the qualifications specified in clause (2)(b) above, (d) money market instruments, commercial paper or other short-term obligations rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or, if at such time neither is issuing ratings, a comparable rating of another nationally recognized rating agency), (e) investments in money market funds subject to the risk limiting conditions of Rule 2a-7 or any successor rule of the SEC under the Investment Company Act of 1940, as amended, (f) investments similar to any of the foregoing denominated in foreign currencies approved by the Board of Directors, (g) solely with respect to any Captive Insurance Subsidiary, any investment that person is permitted to make in accordance with applicable law and (h) in the case of Foreign Subsidiaries, Investments made locally of a type comparable to those described in clauses (a) through (f) of this definition. “Cash Management Arrangements”: any agreement or arrangement relating to any service provided pursuant to a Bank Products Agreement. “Cash Management Party”: any Bank Products Affiliate party to a Bank Products Agreement. “CBR Loan”: a Loan that bears interest at a rate determined by reference to the Central Bank Rate. “CBR Spread”: the Applicable Margin, applicable to such Loan that is replaced by a CBR Loan. “CERCLA”: the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq. “Central Bank Rate”: the greater of (a)(i) for any Loan denominated in (A) Pounds Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto), (B) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time and (C) any other Alternative Currency, a central bank rate as determined by the Administrative Agent in its reasonable discretion in consultation with the U.S. Borrower plus (ii) the applicable Central Bank Rate Adjustment and (b) the Floor. “Central Bank Rate Adjustment”: for any day, for any Loan denominated in (a) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the

19 average of the EURIBOR Rate for the five most recent Business Days preceding such day for which the EURIBOR Screen Rate was available (excluding, from such averaging, the highest and the lowest EURIBOR Rate applicable during such period of five Business Days) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period, (b) Pounds Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of SONIA Rate for Pounds Sterling Borrowings for the five most recent Business Days preceding such day for which SONIA Rate for Pounds Sterling Borrowings was available (excluding, from such averaging, the highest and the lowest such SONIA Rate applicable during such period of five Business Days) minus (ii) the Central Bank Rate in respect of Pounds Sterling in effect on the last Business Day in such period, and (d) any other Alternative Currency, a Central Bank Rate Adjustment as determined by the Administrative Agent in its reasonable discretion. For purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (ii) of the definition of such term and (y) the EURIBOR Rate on any day shall be based on the EURIBOR Screen Rate on such day at approximately the time referred to in the definition of such term for deposits in the applicable currency for a maturity of one month. “Change of Control”: at any time, (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger, amalgamation or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the U.S. Borrower and its Restricted Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act); (b) Holdings shall cease to own, directly or indirectly, 100% of the Capital Stock of any Borrower, except, in the case of the Canadian Borrower, pursuant to a transaction permitted under Subsections 8.2 and 8.5 so long as (i) the Canadian Borrower shall cease to be a Borrower under this Agreement, (ii) all commitments to make Loans to, and to issue Letters of Credit on behalf of, the Canadian Borrower shall have been terminated, (iii) all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Hedging Agreement and Cash Management Arrangement not then due and payable) of the Canadian Borrower shall have been paid or otherwise satisfied in full and (iv) all Letters of Credit issued on behalf of the Canadian Borrower shall have expired or shall have been terminated or as to which other arrangements reasonably satisfactory to the Administrative Agent and the Issuing Lender shall have been made, in the case of each of the foregoing clauses (i) through (iv), pursuant documentation reasonably acceptable to the Administrative Agent; (c) the adoption of a plan relating to the liquidation or dissolution of Holdings or the U.S. Borrower; (d) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, 35% or more of the Voting Stock of Holdings, measured by voting power rather than number of shares or (d) a “Change of Control” (or functional equivalent thereof) has occurred under the Senior Notes Indenture. “Chattel Paper”: chattel paper as such term is defined in Article 9 of the UCC and the PPSA. “CIPO”: the Canadian Intellectual Property Office.

20 “Closing Date”: the date on which all the conditions precedent set forth in Subsection 6.1 shall be satisfied or waived. “CME Term SOFR Administrator”: CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator). “Code”: the U.S. Internal Revenue Code of 1986, as amended from time to time. “Collateral”: all assets of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document, including for certainty Canadian Collateral. “Collateral Access Agreement”: a collateral access agreement in form and substance satisfactory to the Collateral Agent. “Collateral Agent”: as defined in the Preamble hereto, and shall include any successor to the Collateral Agent appointed pursuant to Subsection 10.9. “Collateral Representative”: (i) if any Junior Lien Intercreditor Agreement is then in effect, the Senior Priority Representative (as defined therein) and (ii) if any Other Intercreditor Agreement is then in effect, the Person acting as representative for the Collateral Agent and the Secured Parties thereunder for the applicable purpose contemplated by this Agreement and the Guarantee and Collateral Agreements. “Commitment”: a U.S. Dollar Facility Commitment (including the Multicurrency Sub-Facility Commitment). The amount of the aggregate Commitments of the Lenders as of the Closing Date is $750,000,000. “Commitment Percentage”: of any Lender at any time shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the Commitment of such Lender at such time and the denominator of which is the aggregate Commitments at such time; provided that for purposes of Subsections 4.15(d) and 4.15(e), the denominator shall be calculated disregarding the Commitment of any Defaulting Lender to the extent its Swingline Exposure or L/C Obligations is reallocated to the Non-Defaulting Lenders; provided, further, that if any such determination is to be made after the Commitments (and the related Commitments of the Lenders) has (or have) terminated, the determination of such percentages shall be made immediately before giving effect to such termination. “Commitment Period”: the period from and including the Closing Date to but not including the Termination Date, or such earlier date as the Commitments shall terminate as provided herein. “Compliance Certificate”: as defined in Subsection 7.2(b). “Compliance Period”: any period commencing upon the date upon which Excess Availability is less than the greater of (i) $56,250,000 and (ii) 10.0% of Availability. The Compliance Period shall be deemed continuing notwithstanding that Excess Availability may thereafter exceed the amount set forth in the preceding sentence unless and until for 30 consecutive

21 days Excess Availability exceeds 10.0% of Availability at such time, in which event a Compliance Period shall no longer be deemed to be continuing. “Concentration Account”: any concentration account maintained by any Qualified Loan Party (other than any such concentration account if (i) such concentration account is an Excluded Account or (ii) all of the funds and other assets owned by a Qualified Loan Party held in such concentration account are excluded from the Collateral pursuant to any Security Document, including Excluded Assets) into which the funds in any DDA are transferred on a periodic basis as provided for in Subsection 4.16(b). All funds in any Concentration Account shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in such Concentration Account, subject to the Security Documents. “Conduit Lender”: any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument delivered to the Administrative Agent (a copy of which shall be provided by the Administrative Agent to the Borrower Representative on request); provided that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations under this Agreement, including its obligation to fund a Loan if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to any provision of this Agreement, including Subsection 4.10, 4.11, 4.12 or 11.5, than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender if such designating Lender had not designated such Conduit Lender hereunder, (b) be deemed to have any Commitment or (c) be designated if such designation would otherwise increase the costs of the Facility or Tranche to any Borrower. “Consolidated EBITDA”: for any Most Recent Four Quarter Period, (x) the Consolidated Net Income for such period, plus, in each case without duplication, (y) the following to the extent deducted (other than clause (vii)) in calculating such Consolidated Net Income: (i) total interest expense, (ii) provisions for taxes (including any taxes actually paid and franchise taxes) of the U.S. Borrower and its Restricted Subsidiaries based upon income as reflected in the provision for income taxes in the U.S. Borrower's (or Holdings’) consolidated financial statements, subject to adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any), (iii) depreciation and amortization expense of the U.S. Borrower and its Restricted Subsidiaries, (iv) non-cash charges and expenses of the U.S. Borrower and its Restricted Subsidiaries (including any non-cash charges resulting from purchase accounting, but excluding any such charge or expense that constitutes an accrual of

22 or a reserve for potential cash charges for any future period or amortization of a prepaid cash item that was paid in a prior period), (v) expenses incurred in connection with any Permitted Acquisitions, Investments consisting of Permitted Liens, Indebtedness permitted under Subsection 8.13, transactions permitted under Subsection 8.2(a) through (e), Asset Sale permitted under Subsection 8.5, Restricted Payments permitted under Subsection 8.6, scheduled Investment as of the Closing Date, Investments in Hedging Agreements permitted hereunder or foreign Restricted subsidiaries, in each case, permitted hereunder or in reliance on the Payment Condition, and Investments made in reliance on clause (v) of the definition of “Permitted Investments”, this Agreement, any issuance of Disqualified Capital Stock permitted hereunder, any issuance of Indebtedness permitted hereunder or any issuance of Capital Stock of Holdings, the U.S. Borrower and its Restricted Subsidiaries permitted hereunder (in each case, whether or not consummated), or early extinguishment of Indebtedness permitted hereunder, (vi) to the extent actually reimbursed, expenses incurred to the extent covered by indemnification provisions in any agreement in connection with a permitted Acquisition, (vii) to the extent covered by insurance under which the insurer has been properly notified and has not denied or contested coverage, expenses with respect to liability or casualty events or proceeds from business interruption insurance, (viii) non-recurring or unusual cash or non-cash costs, charges and expenses during such four quarter period in an aggregate amount not to exceed the greater of (A) $60,000,000 and (B) 5% of Consolidated EBITDA calculated (without giving effect to this clause (viii)) on a pro forma basis for the Most Recent Four Quarter Period, (ix) fees and expenses in connection with refinancings permitted by Subsection 8.13 and Subsection 8.6, (x) unrealized losses (and minus unrealized gains) in respect of Hedging Agreements; minus (z) non-cash items increasing such Consolidated Net Income (other than with respect to cash actually received in prior periods but not recognized as income until the current period and other than with respect to the accrual of revenue or the reversal of any accrual of, or reserve for, anticipated cash charges made that reduced Consolidated EBITDA in any prior period) minus (d) cash interest income for such period. Consolidated EBITDA shall be calculated on a pro forma Basis to give effect to any Specified Transaction (EBITDA) (other than any permitted acquisitions or dispositions involving the payment of consideration of less than $1,000,000) consummated at any time on or after the first day of the relevant Most Recent Four Quarter Period and on or prior to the calculation date as if each permitted acquisition had been effected on the first day of such period

23 and as if each such asset sale had been consummated on the day prior to the first day of such period. “Consolidated Fixed Charge Coverage Ratio”: as of the last day of the Most Recent Four Quarter Period, the ratio of (a) (i) Consolidated EBITDA for such period minus (ii) the unfinanced portion of all Capital Expenditures (excluding any Capital Expenditure made in an amount equal to all or part of the proceeds, applied within 12 months of receipt thereof, of (x) any casualty insurance, condemnation or eminent domain or (y) any sale of assets) of, in each case, the U.S. Borrower and its consolidated Restricted Subsidiaries during such period, to (b) the sum, without duplication, of (i) Debt Service Charges payable in cash by the U.S. Borrower and its consolidated Restricted Subsidiaries during such period plus (ii) federal, state and foreign income taxes paid in cash (or Restricted Payments made for such purpose) by the U.S. Borrower and its consolidated Restricted Subsidiaries (net of refunds received) during such period plus (iii) without duplication of payments contemplated by the preceding clause (ii), Restricted Payments (other than Restricted Payments made in reliance on Subsections 8.3(a)(i) and (iii) through (v), in each case, to the extent such Restricted Payments are used to pay costs and expenses that have reduced Consolidated Net Income for such period) made during such period. As used herein, the “unfinanced portion of all Capital Expenditures” shall include all Capital Expenditures that are financed by Indebtedness incurred hereunder. “Consolidated Interest Expense”: for the relevant Most Recent Four Quarter Period, an amount equal to (a) interest expense (accrued and payable in cash for such period, and in any event excluding any amortization or write-off of discount, premium or other financing costs) on Indebtedness of the U.S. Borrower and its consolidated Restricted Subsidiaries for such period (including in respect of any obligations arising from a Sale and Leaseback Transaction) minus (b) interest income (accrued and received in cash for such period) of the U.S. Borrower and its consolidated Restricted Subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP. “Consolidated Net Income”: for the relevant Most Recent Four Quarter Period, the net income (or loss) of the U.S. Borrower and its Restricted Subsidiaries, determined on a consolidated basis for such period taken as a single accounting period in accordance with GAAP; provided that, without duplication, there shall not be included in such Consolidated Net Income: (i) the income (or loss) of any person that is not a Restricted Subsidiary of the U.S. Borrower, or that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or other distributions actually paid to the U.S. Borrower or any of its Restricted Subsidiaries by such person during such period; (ii) subject to the last paragraph of the definition of “Consolidated EBITDA,” the income (or loss) of any person accrued prior to the date it becomes a Restricted Subsidiary of the U.S. Borrower or is merged into or amalgamated or consolidated with the U.S. Borrower or any of its Restricted Subsidiaries or that person's assets are acquired by the U.S. Borrower or any of its Restricted Subsidiaries;

24 (iii) the cumulative effect of a change in accounting principles as well as any current period impact of new accounting pronouncements including those related to purchase accounting; (iv) the income of any Restricted Subsidiary of the U.S. Borrower (other than a Loan Party) to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order. statute, rule or governmental regulation applicable to that Restricted Subsidiary, except to the extent of the amount of dividends or other distributions actually paid or permitted to be paid (by consent, waiver or otherwise) to the U.S. Borrower or any of its Restricted Subsidiaries by such person during such period; (v) any net after-tax gains or losses attributable to the early extinguishment of Indebtedness; (vi) any net unrealized gain or loss (after any offset) resulting from currency translation gains or losses related to currency remeasurements of indebtedness (including any net gain or loss resulting from obligations under any swap contracts for currency exchange risk) and any foreign currency translation gains or losses; (vii) any adjustments resulting from the application of FASB Interpretation No. 45 (Guarantees); (viii) any impairment charge or asset write-off or write-down (other than a write down of accounts receivable or inventory), including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, investments in indebtedness and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP; (ix) inventory purchase accounting adjustments and amortization, impairment and other non-cash charges (including asset revaluations) resulting from purchase accounting adjustments with respect to any Permitted Acquisition; (x) non-cash compensation charges, including any such charges arising from stock options, restricted stock grants or other equity-incentive programs; (xi) any after-tax gains or losses attributable to asset sales or returned surplus assets of any Pension Plan; and (xii) (to the extent not included in clauses (i) through (xi) above) any net extraordinary gains or net extraordinary losses. “Consolidated Total Assets”: as of any date of determination, the total assets, in each case reflected on the consolidated balance sheet of the U.S. Borrower as at the end of the

25 Most Recent Four Quarter Period, determined on a consolidated basis in accordance with GAAP (and, in the case of any determination relating to any incurrence of Indebtedness or Liens or any Investment or any acquisition pursuant to Subsection 8.4, on a Pro Forma Basis, including any property or assets being acquired in connection therewith). “Consolidation”: the consolidation of the accounts of each of the Restricted Subsidiaries with those of the U.S. Borrower in accordance with GAAP; provided that “Consolidation” will not include consolidation of the accounts of any Unrestricted Subsidiary, but the interest of the U.S. Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary will be accounted for as an investment. The term “Consolidated” has a correlative meaning. “Contingent Obligation”: with respect to any Person, any obligation of such Person guaranteeing any obligation that does not constitute Indebtedness (a “primary obligation”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) to advance or supply funds (a) for the purchase or payment of any such primary obligation, or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Contractual Obligation”: as to any Person, any provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Core Concentration Account”: as defined in Subsection 4.16(c). “CORRA”: the Canadian Overnight Repo Rate Average administered and published by the CORRA Administrator. “CORRA Administrator”: the Bank of Canada (or any successor administrator). “Corresponding Tenor”: with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity”: any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

26 “Credit Card Agreements”: all agreements now or hereafter entered into by any Qualified Loan Party for the benefit of a Qualified Loan Party, in each case with any Credit Card Issuer or any Credit Card Processor, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. “Credit Card Issuer”: any of the credit card issuers or electronic payment services providers listed on Schedule 1.1(b), and any other credit card issuer or electronic payment services provider reasonably acceptable to the Administrative Agent. “Credit Card Notification”: collectively, the notices to Credit Card Issuers or Credit Card Processors who are parties to Credit Card Agreements, which Credit Card Notifications shall require the ACH or wire transfer no less frequently than each Business Day (and whether or not there are then any outstanding Obligations) of all payments due from Credit Card Processors to (i) a DDA, (ii) a Concentration Account, or (iii) any other deposit account in the United States or Canada with respect to which a control agreement is in place between the applicable Qualified Loan Party, the applicable depositary institution and the Administrative Agent or the Collateral Agent (or over which any such Agent has “control” whether or not pursuant to a control agreement). “Credit Card Processor”: any of the credit card or electronic payment processors or clearinghouses listed on Schedule 1.1(c), and any other credit card or electronic payment processor or clearinghouse reasonably acceptable to the Administrative Agent. “Credit Card Receivables”: collectively, (a) all present and future rights of the Qualified Loan Parties to payment from any Credit Card Issuer or Credit Card Processor arising from sales of goods or rendition of services to customers who have purchased such goods or services using a credit or debit card or an electronic payment service and (b) all present and future rights of the Qualified Loan Parties to payment from any Credit Card Issuer or Credit Card Processor in connection with the sale or transfer of Accounts arising pursuant to the sale of goods or rendition of services to customers who have purchased such goods or services using a credit or debit card or an electronic payment service, including, but not limited to, all amounts at any time due or to become due from any Credit Card Issuer or Credit Card Processor under the Credit Card Agreements or otherwise, in each case above calculated net of prevailing interchange charges and net of billing for interest, fees or late charges. “Cure Amount”: as defined in Subsection 9.3(a). “Customary Permitted Liens”: (a) Liens for any taxes, assessments and similar charges or claims that are not yet delinquent or the nonpayment of which in the aggregate would not reasonably be expected to have a Material Adverse Effect, or which are being contested in good faith by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the U.S. Borrower or its Restricted Subsidiaries, as the case may be, in conformity with GAAP; (b) Liens with respect to outstanding motor vehicle fines, liens of landlords or of mortgagees of landlords arising by statute and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other liens imposed by law created in the

27 ordinary course of business for amounts not known to be overdue for a period of more than 60 days or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP; (c) deposits made in connection with workers’ compensation, unemployment insurance or other types of social security benefits or other insurance related obligations (including pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements); (d) encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, reservations in crown grants, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of real property not materially detracting from the value of such real property or not materially interfering with the ordinary conduct of the business conducted and proposed to be conducted at such real property; (e) encumbrances arising under leases or subleases, licenses or sublicenses, or occupancy agreements with respect to real property that do not, in the aggregate over all such encumbrances, materially detract from the value of such real property or interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property; (f) financing statements with respect to a lessor’s rights in and to personal property leased to such Person in the ordinary course of such Person’s business; (g) Liens, pledges or deposits securing the performance of (x) bids, contracts (other than for borrowed money), obligations for utilities, leases and statutory or regulatory obligations, or (y) performance, bid, surety, appeal, judgment, replevin and similar bonds, other surety arrangements, and other similar obligations, all in, or relating to liabilities or obligations incurred in, the ordinary course of business; (h) Liens securing judgments for the payment of money not constituting an Event of Default under Subsection 9.1(h); (i) Liens existing on assets or properties at the time of the acquisition thereof by the U.S. Borrower or any of its Restricted Subsidiaries which do not materially interfere with the use, occupancy, operation and maintenance of structures existing on the property subject thereto or extend to or cover any assets or properties of the U.S. Borrower or such Restricted Subsidiary other than the assets or property being acquired; (j) Liens on goods in favor of customs and revenue authorities arising as a matter of law to secure customs duties in connection with the importation of such goods; (k) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

28 (l) statutory Liens or other deemed trusts in respect of contributions to a Canadian Pension Plan or a Canadian Multi-Employer Plan by any Loan Party in respect of ongoing (non-termination or non-wind up) funding obligations that are (i) not yet due; or (ii) immaterial and inadvertently delinquent as a result of reasonable error, provided that any contribution arrears described in this (ii) are rectified within thirty (30) days of the applicable Loan Party becoming aware thereof; and (m) undetermined or inchoate Liens, arising or potentially arising under statutory provisions which have not at the time been filed or registered in accordance with applicable law or of which written notice has not been duly given in accordance with applicable law or which, although filed or registered, relate to obligations not due or delinquent. “Daily Simple CORRA”: for any day (a “CORRA Rate Day”), a rate per annum equal to CORRA for the day (such day “CORRA Determination Date”) that is five (5) RFR Business Days prior to (i) if such CORRA Rate Day is an RFR Business Day, such CORRA Rate Day or (ii) if such CORRA Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such CORRA Rate Day, in each case, as such CORRA is published by the CORRA Administrator on the CORRA Administrator’s website. Any change in Daily Simple CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to the applicable Borrower. If by 5:00 p.m. (Toronto time) on any given CORRA Determination Date, CORRA in respect of such CORRA Determination Date has not been published on the CORRA Administrator’s website and a Benchmark Replacement Date with respect to the Daily Simple CORRA has not occurred, then CORRA for such CORRA Determination Date will be CORRA as published in respect of the first preceding RFR Business Day for which such CORRA was published on the CORRA Administrator’s website, so long as such first preceding RFR Business Day is not more than five (5) Business Days prior to such CORRA Determination Date; provided further that, if Daily Simple CORRA as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of calculating such rate. “Daily Simple CORRA Loans”: a Loan that bears interest at a rate based on Daily Simple CORRA, provided that, for greater certainty, Daily Simple CORRA Loans shall only be available following a Benchmark Transition Event and a Benchmark Replacement Date with respect to Term CORRA. “Daily Simple RFR”: for any day (an “RFR Interest Day”), an interest rate per annum equal to, for any RFR Loan denominated in (i) Sterling, SONIA for the day that is five (5) RFR Business Days prior to (A) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day, (ii) Dollars, Daily Simple SOFR, (iii) that is a Multicurrency Sub-Facility Swing Line Loan denominated in Euros, EURIBOR and (iv) Canadian Dollars, Daily Simple CORRA (following a Benchmark Transition Event and a Benchmark Replacement Date with respect to Term CORRA). “Daily Simple SOFR”: for any day (a “SOFR Rate Day”), a rate per annum equal SOFR for the day (such day “SOFR Determination Date”) that is five U.S. Government Securities

29 Business Day prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower Representative. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website. The Daily Simple SOFR shall not be less than 0.00%. “Daily Simple SONIA Rate”: for any day, SONIA, with a five (5) RFR Business Day lookback. “DDA”: any checking or other demand deposit bank account maintained by any Qualified Loan Party (other than any such checking or other demand deposit account if (i) such checking or other demand deposit account is an Excluded Account or (ii) all of the funds and other assets owned by a Qualified Loan Party held in such checking or other demand deposit account are excluded from the Collateral pursuant to any Security Document, including Excluded Assets) into which the proceeds of the Collateral are deposited or are expected to be deposited. All funds in any DDA shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in such DDA, subject to the Security Documents or any applicable Other Intercreditor Agreement. “Debt Obligations”: with respect to any Indebtedness, any principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, other monetary obligations of any nature and all other amounts payable thereunder or in respect thereof. “Debt Service Charges”: for any period, the sum of (a) Consolidated Interest Expense payable in cash (excluding any closing amendment, waiver and other similar fees) plus (b) scheduled principal payments required to be made (after giving effect to any prepayments paid in cash that reduce the amount of such required payments and including in respect of any obligations arising from a Sale and Leaseback Transaction)) on account of Indebtedness of the U.S. Borrower and its consolidated Restricted Subsidiaries of the type permitted by Subsections 8.13(c) and (to the extent relating to any renewal, extension, refinancing or refunding of the foregoing) 8.13(h)(ii) hereof, including the full amount of any non-recourse Indebtedness (excluding the obligations hereunder, payments to reimburse any drawings under any commercial letters of credit, and any payments on Indebtedness required to be made on the final maturity date thereof, but including any obligations in respect of Financing Leases) for such period; provided that payments of principal made using the proceeds of refinancing indebtedness shall be disregarded for this clause (b) plus (c) scheduled mandatory payments in cash on account of Disqualified Capital Stock of the U.S. Borrower and its consolidated Restricted Subsidiaries

30 (whether in the nature of dividends, redemption, repurchase or otherwise) required to be made during such period, in each case determined on a consolidated basis in accordance with GAAP. “Deed of Hypothec”: has the meaning specified in the definition of Guarantee and Collateral Agreements. “Default”: any of the events specified in Subsection 9.1, whether or not any requirement for the giving of notice (other than, in the case of Subsection 9.1(e), a Default Notice), the lapse of time, or both, or any other condition specified in Subsection 9.1, has been satisfied. “Default Notice”: as defined in Subsection 9.1(e). “Default Right”: has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender”: any Lender or Agent whose circumstances, acts or failure to act, whether directly or indirectly, cause it to meet any part of the definition of Lender Default. “Deposit Account”: any deposit account (as such term is defined in Article 9 of the UCC). “Designated Account Debtor”: any of (a) Amazon.com, Inc., (b) Target Corporation or (c) Walmart Inc. so long as, in each case, such Person is an Investment-Grade Account Debtor. As used herein, any reference to a Designated Account Debtor shall include such Person’s Wholly Owned Subsidiaries. “Designated Bank Product Affiliate” means the Person identified on Schedule 1.1(j) and all Affiliates thereof solely to the extent such Person has delivered a Non-Lender Acknowledgment to the Administrative Agent on the Closing Date. “Designated Cash Management Agreements”: Bank Products Agreements with any Cash Management Party that are (i) secured by Liens on the Collateral pursuant to the applicable Security Documents, and (ii) in respect of which the applicable Lender (or in the case of the Designated Banks Product Affiliate, the Borrower Representative) has provided notice thereof to the Administrative Agent, together with any related information reasonably requested thereby, in each case, in accordance with Subsection 11.22; provided that each Bank Products Agreement listed on Schedule 1.1(h) shall be deemed a “Designated Cash Management Agreement” on the Closing Date. Notwithstanding anything to the contrary herein, it is understood and agreed that on and following the date that is 180 days after the Closing Date, no Bank Products Agreement with the Designated Bank Product Affiliate (including any Bank Products Agreement listed on Schedule 1.1(h)) shall constitute a Designated Cash Management Agreement hereunder or under any other Loan Document. “Designated Cash Management Reserves”: such reserves as may be established or modified by the Administrative Agent in accordance with Subsection 11.22 with respect to anticipated monetary obligations under Designated Cash Management Agreements owing to any Cash Management Party, which amount shall, subject to the restrictions set forth in Subsection 11.22 and be increased or decreased with respect to any existing Designated Cash

31 Management Agreement at any time, subject to the Permitted Discretion of the Administrative Agent. “Designated Hedging Agreements”: Hedging Agreements or other Permitted Hedging Arrangements with any Hedging Party that (i) are secured by Liens on the Collateral pursuant to the applicable Security Documents and (ii) in respect of which the applicable Lender has provided notice thereof to the Administrative Agent, together with any related information reasonably requested thereby in accordance with Subsection 11.22; provided that each Hedging Agreement or other Permitted Hedging Arrangement listed on Schedule 1.1(i) shall be deemed a “Designated Hedging Agreement” on the Closing Date. “Designated Hedging Reserves”: such reserves as may be established or modified by the Administrative Agent in accordance with Subsection 11.22 with respect to anticipated monetary obligations under Designated Hedging Agreements owing to any Hedging Party, which amount shall, subject to the restrictions set forth in Subsection 11.22 and be increased or decreased with respect to any existing Designated Hedging Agreement at any time, subject to the Permitted Discretion of the Administrative Agent. “Designated Leased Premises”: any premises leased by a Qualified Loan Party that (a) is not located in a Landlord Lien State or Canada and (b) on which no more than $10,000,000 (as determined in good faith) of Inventory is located. “Designated Noncash Consideration”: the Fair Market Value of noncash consideration received by the U.S. Borrower or one of its Restricted Subsidiaries in connection with an Asset Sale that is so designated as Designated Noncash Consideration pursuant to a certificate of a Responsible Officer of the Borrower Representative, setting forth the basis of such valuation. “Discharge”: as defined in the definition of “Pro Forma Basis” in this Subsection 1.1. “Disinterested Director”: as defined in Subsection 8.11. “Disposition”: as defined in the definition of “Asset Sale” in this Subsection 1.1. “Disqualified Capital Stock”: with respect to any Person, any Capital Stock (other than Management Stock) that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), or upon the happening of any event (other than following the occurrence of a Change of Control or other similar event described under such terms as a “change of control” or an Asset Sale or other disposition), (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (b) is convertible or exchangeable for Indebtedness or Disqualified Capital Stock or (c) is redeemable at the option of the holder thereof (other than following the occurrence of a Change of Control or other similar event described under such terms as a “change of control” or an Asset Sale or other disposition), in whole or in part, in each case on or prior to the Termination Date; provided that Capital Stock issued to any employee benefit plan, or by any such plan to any employees of the U.S. Borrower or any Subsidiary, shall not constitute Disqualified Capital Stock solely because it may be required

32 to be repurchased or otherwise acquired or retired in order to satisfy applicable statutory or regulatory obligations. “Disqualified Lender”: three Business Days’ after being identified in writing to the Administrative Agent (both by way of a notice delivered to JPMDQ_Contact@jpmorgan.com and in a manner that is in accordance with Subsection 11.2), any (x) competitor of the U.S. Borrower and its Restricted Subsidiaries, (y) Affiliate of such competitor (other than any Affiliate is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course) to the extent such Affiliate is an entity clearly identifiable as an affiliate of such competitor on the basis of such affiliate’s name shall; provided that in no event shall the Administrative Agent have any obligation hereunder to identify such Affiliates or inquire as to whether any proposed Assignee constitutes a Disqualified Lender and (z) any Persons (other than a commercial bank) designated in writing by the U.S. Borrower to the Administrative Agent on or prior to the Closing Date or, so long as no Default or Event of Default has occurred and is continuing, thereafter with the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed); it being understood and agreed that, in each case of the preceding clauses (x) through (y), any identification or designation of a Disqualified Lender shall not retroactively apply to disqualify any prior assignments or participations to such Lender or to such a Lender that has previously entered into a trade for such an assignment or participation. For the avoidance of doubt, the notice requirement set forth in the preceding sentence contemplates two separate notices being delivered. “Division”: as defined in Subsection 1.2(l). “Dollar Equivalent”: at any time, (a) with respect to any amount denominated in Dollars, such amount, (b) with respect to any amount denominated in Canadian Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with Canadian Dollars, (c) with respect to any amount denominated in Euros, the equivalent amount thereof in Dollars as determined by the Administrative Agent on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with Euros, (d) with respect to any amount denominated in Pounds Sterling, the equivalent amount thereof in Dollars as determined by the Administrative Agent on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with Pounds Sterling and (e) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion; provided that in the case of the preceding clauses (b), (c) and (d), the determination shall be made by the applicable Issuing Lender . “Dollars” and “$”: dollars in lawful currency of the United States of America. “Domestic Subsidiary”: any Restricted Subsidiary of the U.S. Borrower other than a Foreign Subsidiary. “Dominion Event”: a period (a) commencing on the date on which either (x) an Event of Default has occurred and is continuing or (y) Excess Availability is less than the greater

33 of (i) $56,250,000 and (ii) 10.0% of Availability at such time and (b) ending on the first date thereafter on which both (x) no Event of Default has existed or been continuing at any time and (y) Excess Availability shall have been not less than the greater of (i) $56,250,000 and (ii) 10.0% of Availability at any time, in each case for a period of 30 consecutive calendar days. “EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent. “EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Signature”: an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Accounts”: those Accounts created by each of the Qualified Loan Parties in the ordinary course of its business, that arise out of its sale, lease or rental of goods or rendition of services, that comply in all material respects with each of the applicable representations and warranties (or, if qualified by materiality, in all respects) and covenants made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits, unapplied cash, sales tax, finance charges, service charges, credits and rebates. Eligible Accounts shall not include the following: (a) Accounts which are 60 days or more past due; (b) Accounts of the Designated Account Debtor identified in clause (a) of the definition thereof which are unpaid more than 120 days after the original invoice date therefor and (ii) Accounts of any other Account Debtor which are unpaid more than 90 days after the original invoice date therefor; (c) Accounts with respect to which any check or other instrument of payment has been returned uncollected for any reason; (d) Accounts owed by an Account Debtor (or its Affiliates) where 50.0% or more of the total amount of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) or (b) above or (k) below;

34 (e) Accounts with respect to which the Account Debtor is (i) an Affiliate of a Qualified Loan Party or (ii) an employee or agent of a Qualified Loan Party; (f) Accounts arising in a transaction wherein goods are placed on consignment are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold (to the extent it remains unpaid), or any other terms by reason of which the payment by an Account Debtor may be conditional; (g) Accounts that are not payable in Dollars or Canadian Dollars; (h) Accounts with respect to which the Account Debtor is a Governmental Authority; (i) Accounts with respect to which the Account Debtor is the government of any foreign country or sovereign state other than the United States or Canada, or of any state, province, territorial, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (i) the Account is supported by an irrevocable letter of credit satisfactory to the Administrative Agent, in its reasonable discretion (as to form, substance, and issuer or domestic confirming bank), that has been delivered to the Administrative Agent and is directly drawable by the Administrative Agent, or (ii) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the Administrative Agent, in its Permitted Discretion; (j) Accounts owed by any Account Debtor which has sold all or substantially all of its assets; (k) Accounts (i) with respect to which either the Account Debtor is a creditor of any Qualified Loan Party (but only to the extent of the applicable indebtedness) or (ii) is subject to any counterclaim, deduction, defense, setoff or dispute, but only to the extent of the amount of any such counterclaim, deduction, defense, setoff or dispute; (l) Accounts with respect to (i) the Designated Account Debtor identified in clause (b) or (c) of the definition thereof, in either case, whose total obligations owing to the U.S. Borrower or any Subsidiary of the U.S. Borrower exceed 30.0% of all Eligible Accounts and (ii) any other Account Debtor whose total obligations owing to the U.S. Borrower or any Subsidiary of the U.S. Borrower exceed 15.0% of all Eligible Accounts, in each case, to the extent of the obligations owing by such Account Debtor in excess of such percentages; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentages shall be determined by the Administrative Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit; (m) Accounts with respect to which the Account Debtor is subject to an insolvency proceeding, has gone out of business, or as to which any Borrower has received notice of an imminent insolvency proceeding unless such Account is supported by a letter of credit satisfactory to the Collateral Agent in its reasonable discretion (as to form,

35 substance, and issuer or domestic confirming bank), that has been delivered to the Administrative Agent and is directly drawable by the Administrative Agent; (n) Accounts that (i) are not subject to a valid and perfected first priority Lien in favor of the Collateral Agent or (ii) subject to any Lien other than (A) the Lien described in the preceding clause (i) and (B) any non-consensual Customary Permitted Liens which is not prior to the Lien described in the preceding clause (i); (o) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor; (p) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by a Borrower of the subject contract for goods or services (other than customary maintenance contracts); (q) [Reserved]; (r) Any Account that has not been invoiced, has not been billed and has not been recognized as received by the applicable Account Debtor; (s) Any Account with respect to which a partial payment of such Account has been made by the respective Account Debtor; provided that to the extent such Account consists of multiple separate line-items, only the line items that have been partially paid shall be excluded; (t) Accounts to the extent representing service charges, interest payments or late fees; (u) Accounts that are evidenced by Chattel Paper or a promissory note issued by an Account Debtor; (v) Credit Card Receivables; (w) Accounts with respect to which such Qualified Loan Party has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Account which was partially paid and such Qualified Loan Party created a new receivable for the unpaid portion of such Account; (x) Accounts owed by any Account Debtor located in any jurisdiction which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit the applicable Qualified Loan Party to seek judicial enforcement in such jurisdiction of payment of such Account, unless such Qualified Loan Party has filed such report or qualified to do business in such jurisdiction; (y) Accounts which were created on cash on delivery terms;

36 (z) Accounts owed by an Account Debtor if such Account Debtor or an Affiliate thereof has entered into any Accounts Receivable Financing or similar arrangement with the U.S. Borrower or any of its Subsidiaries; (aa) Accounts owed by an Account Debtor that is organized and has its principal offices or assets outside of the United States or Canada; and (bb) Accounts with respect to which the Account Debtor is a Sanctioned Person. Notwithstanding the foregoing, the Administrative Agent may, from time to time, in the exercise of its Permitted Discretion, upon 5 Business Days’ prior notice to the Borrower Representative, change the criteria for Eligible Accounts as reflected on the Borrowing Base Certificate based on either (i) an event, condition or other circumstance arising after the Closing Date, or (ii) an event, condition or other circumstance existing on the Closing Date to the extent the Administrative Agent had no knowledge thereof on or prior to the Closing Date, in either case under clause (i) or (ii), which adversely affects, or would reasonably be expected to adversely affect, Eligible Accounts in any material respect as determined by the Administrative Agent in the exercise of its Permitted Discretion; provided that during the period following notice and prior to the imposition of such change, there shall be no Extension of Credit that would result in Excess Availability being less than the amount by which Availability would be reduced after the imposition of such change. Any such change in criteria shall have a reasonable relationship to the event, condition or other circumstance that is the basis for such change. Upon delivery of the notice of such change pursuant to the foregoing sentence, the Administrative Agent shall be available at mutually agreed and reasonable times upon request of the applicable Borrower to discuss the proposed change, and the applicable Borrower may take such action as may be required so that the event, condition or circumstance that is the basis for such change no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of its Permitted Discretion. Any Accounts of the Qualified Loan Parties that are not Eligible Accounts shall nevertheless be part of the Collateral as and to the extent provided in the Security Documents. “Eligible Cash”: at any time, the amount of cash of each Qualified Loan Party which is (a) held in one or more deposit accounts maintained at the Administrative Agent, identified in writing to the Administrative Agent, located in the United States of America or Canada, which at all times beginning 60 days after the Closing Date (or such later date as the Administrative Agent may decide in its sole discretion) is subject to a springing Blocked Account Agreement and with respect to which the Collateral Agent has a perfected first priority Lien; provided that for so long as Excess Availability (as determined without regard to any Eligible Cash) shall be less than the greater of (i) $156,250,000 and (ii) 25% of Availability, such deposit accounts shall be subject to daily balance reporting (which shall include updates from the most recently delivered Borrowing Base Certificate that reflect any changes in Eligible Cash); (b) available for use by such Qualified Loan Party, without condition or restriction and (c) free and clear of any pledge, security interest, lien, claim or other Lien (other than a perfected first priority Lien in favor of the Collateral Agent described in the preceding clause (a)). “Eligible Credit Card Receivables”: all Credit Card Receivables of the Qualified Loan Parties which satisfy the criteria set forth below:

37 (a) such Credit Card Receivables arise from the actual and bona fide sale and delivery of goods or rendition of services by such Qualified Loan Party in the ordinary course of the business of such Qualified Loan Party and comply in all material respects with each of the applicable representations and warranties (or, if qualified by materiality, in all respects) and covenants made in the Loan Documents; (b) such Credit Card Receivables are not past due (beyond any stated applicable grace period, if any, therefor) pursuant to the terms set forth in the Credit Card Agreements with the Credit Card Issuer or Credit Card Processor of the credit card or debit card used in the purchase which give rise to such Credit Card Receivables; (c) such Credit Card Receivables are not unpaid more than five Business Days after the date of the sale of Inventory giving rise to such Credit Card Receivables; (d) the Credit Card Issuer or Credit Card Processor obligated in respect of such Credit Card Receivable has not failed to remit any monthly payment in respect of such Credit Card Receivable; (e) the Credit Card Issuer or Credit Card Processor with respect to such Credit Card Receivables has not asserted a counterclaim, defense or dispute against such Credit Card Receivables (other than customary set-offs to fees and chargebacks consistent with the practices of such Credit Card Issuer or Credit Card Processor with such Person from time to time), but the portion of the Credit Card Receivables owing by such Credit Card Issuer or Credit Card Processor in excess of the amount owing by such Person to such Credit Card Issuer or Credit Card Processor pursuant to such fees and chargebacks shall be deemed Eligible Credit Card Receivables; (f) the Credit Card Issuer or Credit Card Processor with respect to such Credit Card Receivables has not set off against amounts otherwise payable by such Credit Card Issuer or Credit Card Processor to such Person for the purpose of establishing a reserve or collateral for obligations of such Person to such Credit Card Issuer or Credit Card Processor (other than customary set-offs and chargebacks consistent with the practices of such Credit Card Issuer or Credit Card Processor from time to time) but the portion of the Credit Card Receivables owing by such Credit Card Issuer or Credit Card Processor in excess of the set-off amounts shall be deemed Eligible Credit Card Receivables; (g) such Credit Card Receivables (x) are owned by a Qualified Loan Party and such Qualified Loan Party has a good title to such Credit Card Receivables, (y) are subject to a valid and perfected first priority Lien in favor of the Collateral Agent, and (z) are not subject to any other Lien (other than (i) the Lien described in the preceding clause (y) and (ii) any non-consensual Customary Permitted Liens which is not prior to the Lien described in the preceding clause (y)); (h) the Credit Card Issuer or Credit Card Processor with respect to such Credit Card Receivables is not subject to an event of the type described in Subsection 9.1(f); (i) no event of default has occurred under the Credit Card Agreement of such Qualified Loan Party with the Credit Card Issuer or Credit Card Processor who has issued

38 the credit card or debit card or handles payments under the credit card or debit card used in the sale which gave rise to such Credit Card Receivables which event of default gives such Credit Card Issuer or Credit Card Processor the right to cease or suspend payments to such Qualified Loan Party; (j) to the knowledge of the applicable Qualified Loan Party, the customer using the credit card or debit card giving rise to such Credit Card Receivable shall not have returned the merchandise purchased giving rise to such Credit Card Receivable; (k) to the extent required by Subsection 4.16(b), the Credit Card Receivables are subject to Credit Card Notifications; (l) the Credit Card Processor is organized and has its principal offices or assets within the United States or Canada or is otherwise acceptable to the Administrative Agent in its Permitted Discretion; and (m) such Credit Card Receivables are not evidenced by chattel paper or an instrument of any kind, and have not been reduced to judgment. Any Credit Card Receivables which are not Eligible Credit Card Receivables shall nevertheless be part of the Collateral as and to the extent provided in the Security Documents. “Eligible Intellectual Property”: Intellectual Property used in connection with a Qualified Loan Party’s business which is acceptable to the Administrative Agent in its Permitted Discretion for inclusion in the Borrowing Base and which, except as otherwise agreed by the Administrative Agent, satisfies all of the following conditions: (a) such Intellectual Property is validly registered with the U.S. Patent and Trademark Office or the U.S. Copyright Office, as applicable; (b) such Intellectual Property is solely owned by a Qualified Loan Party that has good, valid and marketable title thereto, free and clear of any Lien (other than a valid and perfected first priority Lien in favor of the Collateral Agent), and such Qualified Loan Party is identified as the owner thereof in the records of the U.S. Patent and Trademark Office or the U.S. Copyright Office, as applicable; (c) such Intellectual Property is not subject to any licensing, trademark, trade name or other agreement with any third Person (i) which would require any consent of such third Person for the sale or disposition of such Intellectual Property (which consent has not been obtained in form and substance reasonably satisfactory to the Administrative Agent) or the payment of any monies to such third Person upon such sale or other disposition or (ii) from whom a Loan Party has received notice of a dispute in respect of such agreement; (d) such Intellectual Property is not subject to any valid claim or assertion (whether in writing, by suit or otherwise) that such Qualified Loan Party’s ownership or use of such Intellectual Property violates the Intellectual Property of any other Person;

39 (e) such Intellectual Property is subject to a valid and perfected first priority Lien in favor of the Collateral Agent, and without limiting the foregoing, the Collateral Agent shall have received evidence that all actions that the Administrative Agent may reasonably deem necessary or appropriate in order to create and perfect valid first priority on such Intellectual Property (including, without limitation, filings at the U.S. Patent and Trademark Office or the U.S. Copyright Office, as applicable) have been taken; (f) such Intellectual Property conforms to all representations, warranties or other provisions in this Agreement and the other Loan Documents relating to Intellectual Property in all material respects; (g) the Administrative Agent shall have received an appraisal of such Intellectual Property by a third party appraiser reasonably acceptable to the Administrative Agent and otherwise in form and substance reasonably satisfactory to the Administrative Agent; and (h) there are no facts, events or occurrences which would impair the validity, enforceability or usability of such Intellectual Property. For clarity, Eligible Intellectual Property shall not include any proceeds generated from the use or license of such Intellectual Property. Notwithstanding the foregoing, the Administrative Agent may, from time to time, in the exercise of its Permitted Discretion, on not less than 5 Business Days’ prior notice to the Borrower Representative, change the criteria for Eligible Intellectual Property as reflected on the Borrowing Base Certificate based on either (i) an event, condition or other circumstance arising after the Closing Date, or (ii) an event, condition or other circumstance existing on the Closing Date to the extent the Administrative Agent had no knowledge thereof on or prior to the Closing Date, in either case under clause (i) or (ii), which adversely affects, or would reasonably be expected to adversely affect, Eligible Intellectual Property in any material respect as determined by the Administrative Agent in the exercise of its Permitted Discretion; provided that during the period following notice and prior to the imposition of such change, there shall be no Extension of Credit that would result in Excess Availability being less than the amount by which Availability would be reduced after the imposition of such change. Any such change in criteria shall have a reasonable relationship to the event, condition or other circumstance that is the basis for such change. Upon delivery of the notice of such change pursuant to the foregoing sentence, the Administrative Agent shall be available at mutually agreed and reasonable times upon request of the applicable Borrower, and the applicable Borrower may take such action as may be required so that the event, condition or circumstance that is the basis for such change no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of its Permitted Discretion. Any Intellectual Property of the Qualified Loan Parties that is not Eligible Intellectual Property shall nevertheless be part of the Collateral as and to the extent provided in the Security Documents. “Eligible In-Transit Inventory”: all Inventory of the Qualified Loan Parties that would constitute Eligible Inventory for all respects other than clause (u) of the definition thereof, so long as:

40 (a) the Administrative Agent shall have received evidence of satisfactory blanket casualty insurance naming the Collateral Agent as lender loss payable and otherwise covering such risks as the Administrative Agent may reasonably request; provided, that, the requirement for the Administrative Agent to have received such evidence set forth in this clause (a) shall be waived for the first 60 days following the Closing Date (or such longer period as Administrative Agent may agree in its sole discretion, may agree); (b) if applicable, the common carrier with respect thereto is not an Affiliate of the applicable vendor or supplier; (c) if applicable, the customs broker is not an Affiliate of any Qualified Loan Party; (d) if the Inventory is in transit within the U.S. (i) the applicable bill of lading shall be non-negotiable, (ii) at any time after 90 days following the Closing Date (or such longer period as Administrative Agent may agree in its sole discretion, may agree), the Administrative Agent shall have received, if requested, a duly executed Collateral Access Agreement, in form and substance satisfactory to the Administrative Agent, from the applicable customs broker, freight forwarder or carrier for such Inventory and (iii) at any time after 90 days following the Closing Date, the Administrative Agent shall have received, if requested, a true and correct copy of the bill of lading and other shipping documents for such Inventory; (e) if the Inventory is in transit from outside the U.S. (i) the applicable bill of lading shall be negotiable and (ii) the Administrative Agent shall have received (A) confirmation that the bill is issued in the name of a Qualified Loan Party and consigned to the order of the Collateral Agent, and an acceptable agreement has been executed with such Qualified Loan Party’s customs broker, in which the customs broker agrees that it holds the negotiable bill as agent for the Administrative Agent and has granted the Administrative Agent access to the Inventory, (B) a true and correct copy of the bill of lading and other shipping documents for such Inventory, and (C) an estimate from such Qualified Loan Party of the customs duties and customs fees associated with such Inventory in order to establish an appropriate Availability Reserve; provided that Inventory shall not be excluded from the definition of Eligible In-Transit Inventory by virtue of this clause (e) (x) in any amount for the first 90 days following the Closing Date (or such longer period as Administrative Agent may agree in its sole discretion, may agree) and (y) for Inventory that has an aggregate book value of not greater than $35,000,000, after such 90 day period (or such longer period as Administrative Agent may agree in its sole discretion, may agree), if, at any time of determination, Excess Availability (determined without giving effect to this clause (y)) is greater than 50% of Availability at such time (it being agreed that only Inventory in excess of such amounts shall require satisfaction of the terms of this clause (e)). Notwithstanding the foregoing, the Administrative Agent may, from time to time, in the exercise of its Permitted Discretion, (x) exclude particular Inventory from “Eligible In- Transit Inventory” in the event the Administrative Agent determines that such Inventory is subject

41 to any Person’s right of reclamation, repudiation, stoppage in transit or other event which may adversely impact the ability of the Administrative Agent to realize upon such Inventory and (y) on not less than 5 Business Days’ prior notice to the Borrower Representative, change the criteria for Eligible In-Transit Inventory as reflected on the Borrowing Base Certificate based on either (i) an event, condition or other circumstance arising after the Closing Date, or (ii) an event, condition or other circumstance existing on the Closing Date to the extent the Administrative Agent had no knowledge thereof on or prior to the Closing Date, in either case under clause (i) or (ii), which adversely affects, or would reasonably be expected to adversely affect, Eligible In-Transit Inventory in any material respect as determined by the Administrative Agent in the exercise of its Permitted Discretion; provided that during the period following notice and prior to the imposition of such change, there shall be no Extension of Credit that would result in Excess Availability being less than the amount by which Availability would be reduced after the imposition of such change. Any such change in criteria shall have a reasonable relationship to the event, condition or other circumstance that is the basis for such change. Upon delivery of the notice of such change pursuant to clause (y) of the foregoing sentence, the Administrative Agent shall be available at mutually agreed and reasonable times upon request of the applicable Borrower to discuss the proposed change, and the applicable Borrower may take such action as may be required so that the event, condition or circumstance that is the basis for such change no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of its Permitted Discretion. Any Inventory of the Qualified Loan Parties that is not Eligible In-Transit Inventory shall nevertheless be part of the Collateral as and to the extent provided in the Security Documents. “Eligible Inventory”: all Inventory of the Qualified Loan Parties, except for any Inventory: (a) that is damaged or unfit for sale; (b) that is not of a type held for sale by any of the Qualified Loan Parties in the ordinary course of business as is being conducted by each such party; (c) that is (i) not subject to a valid and perfected first priority Lien in favor of the Collateral Agent or (ii) subject to any other Lien other than any non-consensual Customary Permitted Liens which is not prior to the Lien described in the preceding clause (i); (d) that is not owned by any of the Qualified Loan Parties or with respect to which there is a purchase order or invoice purporting that a Person other than a Qualified Loan Party has an interest therein; (e) (i) that is not located on, or in transit between, premises owned by any of the Qualified Loan Parties or a Designated Leased Premises, or (ii) which is located on, or in transit between premises leased by any of the Qualified Loan Parties that are not Designated Leased Premises or that is stored with a bailee, warehouseman, processor or similar Person, unless, with respect to this clause (ii), (1) the Administrative Agent has given its prior consent thereto, (2) a Collateral Access Agreement has been delivered to the Administrative Agent in respect of such premises; or (3) Availability Reserves with respect to such premises or storage reasonably satisfactory to the Administrative Agent in its

42 Permitted Discretion, but in no event to exceed the aggregate of three months’ rent, licensing fee or similar amount with respect to each such location, have been established with respect thereto; provided that the requirement for Availability Reserves set forth in this clause (e)(ii)(3) shall be waived for the first 90 days following the Closing Date (or such longer period as may be agreed by the Administrative Agent in its sole discretion) and Inventory which is located on, or in transit between premises leased by any of the Qualified Loan Parties that are not Designated Leased Premises or that is stored with a bailee, warehouseman, processor or similar Person shall not be excluded from the definition of Eligible Inventory by virtue of this clause (e) during such period; (f) that is placed on consignment; (g) that consists of display items, samples or packing or shipping materials, packaging, manufacturing supplies or replacement or spare parts not considered for sale in the ordinary course of business; (h) that consists of goods which have been returned by the buyer, other than goods that are undamaged or that are resalable in the normal course of business, and other than any other returned goods which are deemed saleable following an inventory appraisal conducted in accordance with the terms of this Agreement; (i) that does not comply in all material respects (or, if qualified by materiality, in all respects) with each of the applicable representations and warranties and covenants made in the Loan Documents; (j) that consists of Materials of Environmental Concern that can be transported or sold only with licenses that are not readily available; (k) [reserved]; (l) that is bill and hold Inventory; (m) that is located outside the United States of America or Canada (it being understood that, for purposes of this clause (m), “United States of America” includes Puerto Rico and all other territories and possessions of the United States); (n) [reserved]; (o) that is excess, obsolete, unsalable, seconds, damaged or unfit for sale (as determined by the Administrative Agent) (p) that is being processed offsite at a third-party location or outside processor, or is in transit to or from such third-party location or outside processor; (q) that is a discontinued product or component thereof; (r) that is perishable;

43 (s) that contains or bears any intellectual property rights licensed to such Qualified Loan party unless the Lender is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement; (t) that has been acquired from a Sanctioned Person; and (u) that is in transit. Notwithstanding the foregoing, (i) Inventory located in the province of Québec that is otherwise Eligible Inventory shall not be excluded from the Canadian Borrowing Base by virtue of the preceding clause (c)(i) during the period commencing on the Closing Date and ending five (5) Business Days thereafter so long as the Lien of the Collateral Agent with respect thereto would be a perfected first priority Lien following registration of the Deed of Hypothec and (ii) the Administrative Agent may, from time to time, in the exercise of its Permitted Discretion, on not less than 5 Business Days’ prior notice to the Borrower Representative, change the criteria for Eligible Inventory as reflected on the Borrowing Base Certificate based on either (A) an event, condition or other circumstance arising after the Closing Date, or (B) an event, condition or other circumstance existing on the Closing Date to the extent the Administrative Agent had no knowledge thereof on or prior to the Closing Date, in either case under clause (A) or (B), which adversely affects, or would reasonably be expected to adversely affect, Eligible Inventory in any material respect as determined by the Administrative Agent in the exercise of its Permitted Discretion; provided that during the period following notice and prior to the imposition of such change, there shall be no Extension of Credit that would result in Excess Availability being less than the amount by which Availability would be reduced after the imposition of such change. Any such change in criteria shall have a reasonable relationship to the event, condition or other circumstance that is the basis for such change. Upon delivery of the notice of such change pursuant to the foregoing sentence, the Administrative Agent shall be available at mutually agreed and reasonable times upon request of the applicable Borrower to discuss the proposed change, and the applicable Borrower may take such action as may be required so that the event, condition or circumstance that is the basis for such change no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of its Permitted Discretion. Any Inventory of the Qualified Loan Parties that is not Eligible Inventory shall nevertheless be part of the Collateral as and to the extent provided in the Security Documents. “Eligible Retail Inventory” shall mean, as of the date of determination thereof, without duplication of other Eligible Inventory, Inventory which is sold through the retail Store operations of the Qualified Loan Parties and which would otherwise constitute Eligible Inventory. “Eligible Distribution Center Inventory” shall mean, without duplication of other Eligible Inventory, Inventory which is sold at wholesale through the wholesale operations of the Qualified Loan Parties and which would otherwise constitute Eligible Inventory. “Employee Benefit Plan”: an employee benefit plan (as defined in Section 3(3) of ERISA) that is maintained or contributed to by a Loan Party or any ERISA Affiliate or with respect

44 to which a Loan Party or a Restricted Subsidiary or any ERISA Affiliate could reasonably be expected to incur liability, which for certainty shall exclude any Canadian Employee Benefit Plan, Canadian Pension Plan and Canadian Multi-Employer Plan. “Environment”: ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources, the workplace or as otherwise defined in any Environmental Law. “Environmental Claim”: any claim, notice, demand, order, action, suit, proceeding or other communication alleging liability for investigation, remediation, removal, cleanup, response, corrective action, damages to natural resources, personal injury, property damage, fines, penalties or other costs resulting from, related to or arising out of (i) the presence, Release or threatened Release in or into the Environment of Hazardous Material at any location or (ii) any violation of Environmental Law, and shall include any claim seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from, related to or arising out of the presence, Release or threatened Release of Hazardous Material or alleged injury or threat of injury to health, safety or the Environment. “Environmental Costs”: any and all costs or expenses (including reasonable and documented out-of-pocket attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, fines, penalties, damages, settlement payments, judgments and awards), of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way relating to, any actual or alleged violation of, noncompliance with or liability under any Environmental Laws. Environmental Costs include any and all of the foregoing, without regard to whether they arise out of or are related to any past, pending or threatened proceeding of any kind. “Environmental Laws”: any and all applicable present and future treaties, laws, statutes, ordinances, regulations, rules, decrees, orders, judgments, consent orders, consent decrees, code or other binding requirements, and the common law, relating to protection of the Environment or of public health as it relates to Releases of or exposure to Hazardous Materials, or to the Release or threatened Release of Hazardous Materials, or natural resource damages and any and all Environmental Permits. “Environmental Permits”: any permit, license, approval, consent or other authorization required by or from a Governmental Authority under Environmental Law. “ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate”: any trade or business (whether or not incorporated) that together with any Loan Party is treated as a single employer under Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event”: (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by a Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063

45 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is, or is expected to be, “insolvent” (within the meaning of Section 4245 of ERISA), in “endangered” or “critical” status (within the meaning of Sections 431 or 432 of the Code or Sections 304 or 305 of ERISA), or terminated (within the meaning of Section 4041A or 4042 of ERISA); (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the “substantial cessation of operations” within the meaning of Section 4062(e) of ERISA with respect to a Pension Plan; (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate; (h) any failure by a Pension Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived, (unless such failure is corrected by the final due date for all contributions for the plan year for which such failure occurred) or the failure to make any required payment to a Multiemployer Plan; (i) the making of any amendment to any Pension Plan which could result in the imposition of a lien or the posting of a bond or other security; (j) the occurrence of a non- exempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in liability to a Loan Party or a Restricted Subsidiary thereof; or (k) the occurrence of a Foreign Plan Event. “Erroneous Payment”: as defined in Subsection 11.25(a). “Erroneous Payment Notice”: as defined in Subsection 11.25(b). “Escrow Subsidiary”: a Domestic Subsidiary that is a Wholly Owned Subsidiary formed, established or designated solely for the purpose of incurring Indebtedness the proceeds of which will be subject to an escrow or other similar arrangement; provided that upon the termination of all such escrow or similar arrangements of such Subsidiary, such Subsidiary shall cease to constitute an “Escrow Subsidiary” hereunder and shall merge with and into the U.S. Borrower or one of its Restricted Subsidiaries that is a Loan Party in accordance with Subsection 8.2. Prior to its merger with and into such Person, each Escrow Subsidiary shall not own, hold or otherwise have any interest in any material assets other than the proceeds of the applicable Indebtedness incurred by such Escrow Subsidiary and any cash, Cash Equivalents or Temporary Cash Investments invested in such Escrow Subsidiary to cover interest and premium in respect of such Indebtedness. “EU”: the European Union. “EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

46 “EURIBOR Loan”: a Loan that bears interest at a rate based on the EURIBOR Rate. “EURIBOR Rate”: with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate, two TARGET Days prior to the commencement of such Interest Period. “EURIBOR Screen Rate”: the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters as published at approximately 11:00 a.m. Brussels time two TARGET Days prior to the commencement of such Interest Period. If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Borrowers. “Euro” or “EUR” or “€”: the lawful currency of the participating member states of the EU. “Event of Default”: any of the events specified in Subsection 9.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied. “Excess Availability”: as of any date of determination, the amount by which (a) Availability exceeds (b) the Aggregate Lender Exposure at such time. For purposes of the definition of “Payment Condition”, the Excess Availability shall be calculated on a Pro Forma Basis to take into account the borrowing or repayment of any Loans or issuance or cancellation of any Letters of Credit in connection with the proposed transaction. “Exchange Act”: the Securities Exchange Act of 1934, as amended from time to time. “Excluded Accounts”: (a) bank accounts the balance of which consists exclusively of and is used exclusively for (i) withheld income taxes and payroll, other employment taxes, Canada Pension Plan contributions, Québec Pension Plan contributions, employment insurance and similar statutorily required employer obligations, (ii) employee wage and benefit payments and accrued and unpaid employee compensation payments (including salaries, wages, benefits and expense reimbursements, 401(k) and other retirement plans and employee benefits, including rabbi trusts for deferred compensation and health care benefits) or (iii) amounts to be paid over in respect of claims under workers’ compensation and other insurance arrangements, (b) bank accounts constituting (and the balance of which consists solely of funds set aside to be used in connection with) payroll bank accounts, (c) escrow accounts, fiduciary or trust accounts, and bank accounts otherwise held exclusively for the benefit of an unaffiliated third party (including bank accounts maintained solely in connection with credit support required to be provided in favor of credit card processors pursuant to credit card processing arrangements with respect to chargebacks and other

47 customary amounts owing to such credit card processors pursuant to the relevant credit card processing arrangements) and (d) accounts acquired or established (or otherwise maintained) by the U.S. Borrower and its Subsidiaries that do not have cash balances at any time exceeding $20,000,000 (which such amount shall be reduced to $10,000,000 on any day when Excess Availability is less than $150,000,000 in the aggregate for all such petty cash accounts. “Excluded Assets”: as defined in the applicable Guarantee and Collateral Agreement. “Excluded Contribution”: (a) Net Proceeds, or the Fair Market Value (as of the date of contribution, issuance or sale) of property or assets, received by the U.S. Borrower as capital contributions to the U.S. Borrower after the Closing Date or (b) Net Proceeds from the issuance or sale (other than to a Restricted Subsidiary) of Capital Stock (other than Disqualified Capital Stock) by, or a capital contribution to, the U.S. Borrower, in each case to the extent designated as an “Excluded Contribution” in a certificate of a Responsible Officer of the Borrower Representative delivered to the Administrative Agent and excluding any Specified Equity Contribution or any other equity contribution made or used for any purpose under this Agreement other than as permitted with respect to Excluded Contributions; provided, however, that Net Proceeds received by the U.S. Borrower in connection with any contributions of non-cash property or assets shall only be included so long as such non-cash property or assets were acquired by the Parent Entity of the U.S. Borrower in an arms’ length transaction within six months prior to such contribution; provided, further, that any such proceeds received from a Loan Party or a Subsidiary thereof shall in no event be considered an Excluded Contribution. “Excluded Subsidiary”: at any date of determination, any Subsidiary of the U.S. Borrower: (a) [reserved]; (b) that is prohibited by Requirement of Law or Contractual Obligations existing on the Closing Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) from Guaranteeing, or granting Liens to secure, the Obligations or if Guaranteeing, or granting Liens to secure, the Obligations would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received; (c) with respect to which the Borrower Representative and the Administrative Agent reasonably agree that the burden or cost or other consequences of providing a guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom; (d) with respect to which the provision of such guarantee of the Obligations would result in material adverse tax consequences to any Parent entity the U.S. Borrower or any of its Subsidiaries (as reasonably determined by the Borrower Representative and notified in writing to the Administrative Agent); (e) that is a Subsidiary of a Foreign Subsidiary;

48 (f) that is a joint venture or Non-Wholly Owned Subsidiary; (g) that is an Unrestricted Subsidiary; (h) that is a Captive Insurance Subsidiary; or (i) that is an Escrow Subsidiary. Notwithstanding the foregoing, any Subsidiary that Guarantees the Senior Notes Indebtedness shall not be an Excluded Subsidiary. If reasonably requested by the Administrative Agent, the Borrower Representative shall provide to the Administrative Agent a list of all Excluded Subsidiaries specifying the criteria for exclusion promptly following such request. “Excluded Taxes”: with respect to any Agent, any Lender, any Issuing Lender, any Swingline Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (a) taxes imposed on or measured by its overall net income (however denominated), Canadian capital taxes, franchise taxes imposed on it in lieu of net income taxes (including, for the avoidance of doubt, any such taxes measured by overall gross receipts) and branch profits taxes imposed on it, in each case, as a result of the recipient being organized, resident or engaged in business (other than a business arising (or being deemed to arise) solely as a result of the Loan Documents or any transactions occurring pursuant thereto) in the jurisdiction imposing such tax, (b) in the case of a Foreign Lender to the U.S. Borrower, any U.S. federal withholding tax that is imposed under any Laws in effect at the time such Foreign Lender becomes a party hereto (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new lending office (or assignment), to receive additional amounts from the U.S. Borrower with respect to such withholding tax pursuant to Subsection 4.11(a), (c) any tax that is attributable to the failure of Agent, any Lender, any Issuing Lender, or any Swingline Lender to comply with Subsection 4.11(b), (c), (d), (e) and (f); provided that any such tax shall only constitute an Excluded Tax with respect to any such failing party, (d) any U.S. federal withholding Tax that is imposed under FATCA, (e) U.S. federal backup withholding taxes imposed under Section 3406 of the Code, (f) Canadian federal withholding Taxes imposed as a result of a recipient of any payment under this Agreement or any Loan Document (i) not dealing at arm’s length (within the meaning of the Tax Act) with a Loan Party, (ii) being a “specified shareholder” (within the meaning of subsection 18(5) of the Tax Act) of a Loan Party, or not dealing at arm’s length (within the meaning of the Tax Act) with a “specified shareholder” (within the meaning of subsection 18(5) of the Tax Act) of a Loan Party, or (iii) being an entity in respect of which a Loan Party is a “specified entity” (within the meaning of subsection 18.4(1) of the Tax Act), except where the non-arm’s length relationship arises, or where the recipient is a specified non-resident shareholder of a Loan Party or does not deal at arm’s length with a specified shareholder of a Loan Party, or where the recipient is an entity in respect of which a Loan Party is a specified entity, on account of such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or enforced this Agreement or any other Loan Document and (g) any interest, additions to tax or penalties in respect of the foregoing.

49 “Existing Letters of Credit”: the letters of credit described on Schedule 1.01 attached hereto. “Extension of Credit”: as to any Lender, the making of a Loan (other than a Loan under any Incremental Facility), and with respect to an Issuing Lender, the issuance of a Letter of Credit. “Facility”: each of (a) the Commitments and the Extensions of Credit made thereunder and (b) any other committed facility hereunder and the Extensions of Credit made thereunder, and collectively, the “Facilities”. “Fair Market Value”: with respect to any asset or property, the fair market value of such asset or property as determined in good faith by the Borrower Representative or the Board of Directors. “FATCA”: Sections 1471 through 1474 of the Code as in effect on the Closing Date (and any amended or successor provisions that are substantially comparable), any regulations or other administrative authority promulgated thereunder, and any agreements entered into pursuant to Section 1471(b)(1) of the Code (or any amended or successor provisions that are substantially comparable) and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code. “Federal District Court”: as defined in Subsection 11.13(a). “Federal Funds Effective Rate”: for any day, the rate calculated by the FRBNY based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the FRBNY’s Website from time to time, and published on the next succeeding Business Day by the FRBNY as the effective federal funds rate. Notwithstanding the foregoing, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letter”: the Fee Letter, dated October 15, 2025, between JPMCB and the. Borrowers. “Financing Lease”: any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee. The Stated Maturity of any Indebtedness under a Financing Lease shall be the scheduled date under the terms thereof of the last payment of rent or any other amount due under such Financing Lease. “Financing Lease Obligations”: obligations under any Financing Lease. “first priority”: with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that such Lien is the most senior Lien to which such Collateral is subject (subject to Customary Permitted Liens).

50 “Fiscal Period”: each monthly accounting period of the U.S. Borrower calculated in accordance with the fiscal calendar of the U.S. Borrower. “Fiscal Quarter”: each quarterly accounting period of the U.S. Borrower calculated in accordance with the fiscal calendar of the U.S. Borrower. “Fiscal Year”: the annual accounting period for the U.S. Borrower ending on or about December 31 of any calendar year or any other date of any calendar year designated by the Borrower Representative in accordance with Subsection 7.11, in each case calculated in accordance with the fiscal calendar of the U.S. Borrower. “Fixed GAAP Date”: the Closing Date, provided that at any time after the Closing Date, the Borrower Representative may by written notice to the Administrative Agent elect to change the Fixed GAAP Date to be the date specified in such notice, and upon such notice, the Fixed GAAP Date shall be such date for all periods beginning on and after the date specified in such notice. “Fixed GAAP Terms”: (a) the covenants contained in Subsections 8.1 and 8.13, and the defined terms “Capital Expenditures”, “Consolidated Fixed Charge Coverage Ratio”, “Consolidated Interest Expense”, “Consolidated Net Income”, “Consolidated Total Assets”, “Debt Service Charges”, “Consolidated EBITDA”, “Financing Lease Obligation”, “Pro Forma Basis” or “Pro Forma Compliance”, (b) all defined terms in this Agreement to the extent used in or relating to any of the foregoing definitions, and all ratios and computations based on any of the foregoing definitions, and (c) any other term or provision of this Agreement or the other Loan Documents that, at the Borrower Representative’s election, may be specified by the Borrower Representative by written notice to the Administrative Agent from time to time. “Flood Insurance Laws”: collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Reform Act of 2004 as now or hereafter in effect or any successor statute thereto, and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Floor”: the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR, Daily Simple SONIA Rate, Term CORRA Rate, Canadian Prime Rate, and the Central Bank Rate as applicable. For the avoidance of doubt, the initial Floor for each of the Term SOFR, Daily Simple SONIA Rate, Term CORRA Rate, Canadian Prime Rate, and the Central Bank Rate shall be 0.00%. “Foreign Lender”: any Lender that is not a U.S. Person. “Foreign Loan Party”: any Loan Party which is not organized under the laws of Canada, the United States, any State thereof or the District of Columbia. “Foreign Plan”: any Employee Benefit Plan described in Section 4(b)(4) of ERISA.

51 “Foreign Plan Event”: means with respect to any Foreign Plan, (a) the failure to maintain each Foreign Plan in substantial compliance with its terms and with the requirements of any and all applicable Laws or, where required, in good standing with applicable regulatory authorities; (b) the incurrence by the U.S. Borrower or any of its Restricted Subsidiaries of any material obligation in connection with the termination of or withdrawal from any Foreign Plan; or (c) the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of the most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, exceeds the current value of the property or assets of such Foreign Plan, or for each Foreign Plan that is not funded, the failure to properly accrue the obligations of such Foreign Plan. “Foreign Subsidiary”: any Subsidiary of the U.S. Borrower (a) that is organized under the laws of any jurisdiction outside of the United States of America and Canada and any Subsidiary of such Foreign Subsidiary or (b) that is a Foreign Subsidiary Holdco. Any subsidiary of the U.S. Borrower which is organized and existing under the laws of Puerto Rico or any other territory of the United States of America shall be a Foreign Subsidiary. “Foreign Subsidiary Holdco”: any Restricted Subsidiary of the U.S. Borrower, so long as such Restricted Subsidiary has no material assets other than shares, equity interests, Capital Stock or other securities or indebtedness of one or more Foreign Subsidiaries (or Subsidiaries thereof), intellectual property relating to such Foreign Subsidiaries (or Subsidiaries thereof) and other assets (including cash, Cash Equivalents and Temporary Cash Investments) relating to an ownership interest in any such securities, indebtedness, intellectual property or Subsidiaries. Any Subsidiary which is a Foreign Subsidiary Holdco that fails to meet the foregoing requirements as of the last day of the period for which consolidated financial statements of the U.S. Borrower are available shall continue to be deemed a “Foreign Subsidiary Holdco” hereunder until the date that is 60 days following the date on which such annual or quarterly financial statements were required to be delivered pursuant to Subsection 7.1 with respect to such period. “FRBNY”: the Federal Reserve Bank of New York. “FRBNY’s Website”: the website of the FRBNY at http://www.newyorkfed.org, or any successor source. “GAAP”: generally accepted accounting principles in the United States of America as in effect on the Fixed GAAP Date (for purposes of the Fixed GAAP Terms) and as in effect from time to time (for all other purposes of this Agreement), including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, and subject to the following sentence. If at any time the SEC permits or requires U.S. domiciled companies subject to the reporting requirements of the Exchange Act to use IFRS in lieu of GAAP for financial reporting purposes, the Borrower Representative may elect by written notice to the Administrative Agent to so use IFRS in lieu of GAAP and, upon any such notice, references herein to GAAP shall thereafter be construed to mean (a) for periods beginning on and after the date specified in such notice, IFRS as in effect on the date specified in such notice (for purposes of the Fixed GAAP Terms) and as in effect from time

52 to time (for all other purposes of this Agreement) and (b) for prior periods, GAAP as defined in the first sentence of this definition. All ratios and computations based on GAAP contained in this Agreement shall be computed in conformity with GAAP. “General Intangibles”: general intangibles (as such term is defined in Article 9 of the UCC) and intangibles (as such term is defined in the PPSA), including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, industrial designs, trade names, trade secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims, and any and all supporting obligations in respect thereof, and any other personal property other than Accounts, Deposit Accounts, goods, Investment Property, and Negotiable Collateral. “Governmental Authority”: the government of the United States, Canada or any other nation, or of any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank). “Guarantee”: any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning. “Guarantee and Collateral Agreements”: each of (i) Guarantee and Security Agreement delivered to the Collateral Agent on the date hereof, by and among Holdings, the U.S. Borrower, the other Loan Parties (other than the Canadian Loan Parties) and the Collateral Agent (as the same may be amended, restated, supplemented, waived or otherwise modified from time to time, the “U.S. GCA”), (ii) Canadian Guarantee and Security Agreement delivered to the Collateral Agent on the date hereof, by and among the Canadian Borrower, certain other grantors party thereto from time to time, and the Collateral Agent (as the same may be amended, restated, supplemented, waived or otherwise modified from time to time, the “Canadian GCA”), and (iii) Deed of Hypothec delivered to the Collateral Agent on the date hereof, by and among the Canadian Borrower and the Collateral Agent (as the same may be amended, restated, supplemented, waived or otherwise modified from time to time, the “Deed of Hypothec”), in each case, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time. “Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any such

53 obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower Representative in good faith, which determination shall be conclusive. “Guarantors”: the collective reference to Holdings and each Subsidiary Guarantor; individually, a “Guarantor”. “Hazardous Materials”: hazardous substances; hazardous wastes; polychlorinated biphenyls (“PCBs”) or any substance or compound containing PCBs; asbestos or any asbestos- containing materials in any form or condition; radon or any other radioactive materials including any source, special nuclear or by-product material; petroleum, crude oil or any fraction thereof; and any other pollutant or contaminant or chemicals, wastes, materials, compounds, constituents or substances, subject to regulation or which can give rise to liability under any Environmental Laws. “Hedging Affiliate”: as defined in the U.S. GCA. “Hedging Agreement”: as defined in the U.S. GCA. “Hedging Party”: any Lender or Affiliate of a Lender. “Holdings”: Carter’s, Inc., a Delaware corporation. “IFRS”: International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board, the Accounting Principles Board of the American Institute of Certified Public Accountants, or any successor to either such board, or the SEC, as the case may be), as in effect from time to time. “Incremental Facility” and “Incremental Facilities”: as defined in Subsection 2.6. “Incremental Facility Increase”: as defined in Subsection 2.6.

54 “Incremental FILO Facility”: as defined in Subsection 2.6. “Incremental Indebtedness”: Indebtedness incurred by any Borrower pursuant to and in accordance with Subsection 2.6. “Incremental Revolving Commitment Effective Date”: as defined in Subsection 2.6. “Incremental Revolving Commitments”: as defined in Subsection 2.6. “Indebtedness”: of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), which purchase price is due more than one year after the date of placing such property in final service or taking final delivery and title thereto, (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all reimbursement obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments issued or created for the account of such Person (the amount of such obligations being equal at any time to the aggregate then undrawn and unexpired amount of such letters of credit, bankers’ acceptances or other instruments plus the aggregate amount of drawings thereunder that have not then been reimbursed), (e) for purposes of Subsection 9.1(e) only, all obligations of such Person in respect of interest rate protection agreements, interest rate futures, interest rate options, interest rate caps and any other interest rate hedge arrangements, (f) the redemption, repayment or other repurchase amount of such Person with respect to any Disqualified Capital Stock of such Person (if such Person is a Subsidiary of the U.S. Borrower other than a Subsidiary Guarantor) any Preferred Stock of such Subsidiary, but excluding, in each case, any accrued dividends (the amount of such obligation to be equal at any time to the maximum fixed involuntary redemption, repayment or repurchase price for such Capital Stock, or if less (or if such Capital Stock has no such fixed price), to the involuntary redemption, repayment or repurchase price therefor calculated in accordance with the terms thereof as if then redeemed, repaid or repurchased, and if such price is based upon or measured by the fair market value of such Capital Stock, such fair market value shall be as determined in good faith by senior management of the Borrower Representative, the Board of Directors of the Borrower Representative or the Board of Directors of the issuer of such Capital Stock), (g) all indebtedness or obligations of the types referred to in the preceding clauses (a) through (e) to the extent secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (provided that the amount of Indebtedness of such Person shall be the lesser of (A) the fair market value of such asset at such date of determination (as determined in good faith by the U.S. Borrower, which determination shall be conclusive) and (B) the amount of such Indebtedness of such other Persons) and (g) Guarantee Obligations of such Person in respect of any Indebtedness of the type described in the preceding clauses (a) through (g); provided that Indebtedness shall not include (r) asset retirement obligations and obligations in respect of workers’ compensation (including pensions and retiree medical care) that are not overdue by more than 60 days, (s) accrued expenses and royalties that are not overdue by more than 60 days, (t) prepaid or deferred revenue arising in the ordinary course of business, (u) any obligations attributable to the exercise of dissenters’ or appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto, (v) any liability for

55 federal, state, provincial, territorial, local or other taxes owed or owing to any government or other taxing authority, (w) purchase price holdbacks that are not overdue by more than three Business Days in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (x) obligations, to the extent such obligations constitute Indebtedness, under any agreement that has been defeased or satisfied and discharged pursuant to the terms of such agreement, (y) Contingent Obligations incurred in the ordinary course of business or consistent with past practice or (z) in connection with the purchase by the U.S. Borrower or any Restricted Subsidiary of any business, any post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing (so long as (i) at the time of closing, the amount of any such payment is not determinable and (ii) to the extent such payment thereafter becomes fixed and determined, the amount is paid in a timely manner). “Indemnified Liabilities”: as defined in Subsection 11.5. “Indemnitee”: as defined in Subsection 11.5. “Individual Lender Exposure”: of any Revolving Credit Lender, at any time, the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) the sum of such Lender’s Commitment Percentage in each then outstanding Letter of Credit multiplied by the sum of the Stated Amount of the respective Letters of Credit and any Unpaid Drawings relating thereto and (c) such Lender’s Commitment Percentage of the Swingline Loans then outstanding. “Initial Agreement”: as defined in Subsection 8.8(d). “Intellectual Property”: as defined in Subsection 5.18. “Intercreditor Agreement Supplement”: as defined in Subsection 10.8(a). “Interest Payment Date”: (a) as to any ABR Loan, Canadian Prime Rate Loan, the first Business Day of each March, June, September and December to occur while such Loan is outstanding, and the final maturity date of such Loan, (b) as to any Term Benchmark Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Term Benchmark Loan having an Interest Period longer than three months, (i) each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period while such Loan is outstanding, and (ii) the final maturity date of such Loan, (d) as to any RFR Loan, (i) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (ii) the final maturity date of such Loan and (e) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the final maturity date of such Loan. “Interest Period”: with respect to any Term Benchmark Loan: (a) initially, the period commencing on the borrowing or conversion date, as the case may be, (x) with respect to such Term Benchmark Loan (other than the Term

56 CORRA), ending one, three or six months thereafter, or (y) with respect to such Term CORRA, ending one or three months thereafter, in each case as selected by the Borrower Representative in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to (x) such Term Benchmark Loan (other than the Term CORRA), ending one, three or six months thereafter, or (y) such Term CORRA, ending one or three months thereafter, in each case as selected by the Borrower Representative by irrevocable notice to the Administrative Agent not less than three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following: (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (ii) any Interest Period that would otherwise extend beyond the Termination Date shall (for all purposes other than Subsection 4.12) end on the Termination Date; and (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month. “Interest Rate Agreement”: with respect to any Person, any interest rate protection agreement, future agreement, option agreement, swap agreement, cap agreement, collar agreement, hedge agreement or other similar agreement or arrangement (including derivative agreements or arrangements), as to which such Person is a party or a beneficiary. “Inventory”: inventory (as such term is defined in Article 9 of the UCC and the PPSA). “Investment”: in any Person by any other Person, any direct or indirect advance, loan or other extension of credit (other than to customers, dealers, distributors, licensees, franchisees, suppliers, consultants, directors, officers or employees of any Person in the ordinary course of business) or capital contribution (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others) to, or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by, such Person. For purposes of the definition of “Unrestricted Subsidiary” and Subsection 8.12 only, (i) “Investment” shall include the portion (proportionate to the U.S. Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary of the U.S. Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary, provided that upon a

57 redesignation of such Subsidiary as a Restricted Subsidiary, the U.S. Borrower shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (x) the U.S. Borrower’s “Investment” in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the U.S. Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value (as determined in good faith by the Borrower Representative, which determination shall be conclusive) at the time of such transfer. Guarantees shall not be deemed to be Investments. The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced (at the Borrower Representative’s option) by any dividend, distribution, interest payment, return of capital, repayment or other amount or value received in respect of such Investment. “Investment Company Act”: the Investment Company Act of 1940, as amended from time to time. “Investment-Grade Account Debtor”: an Account Debtor whose securities have an Investment Grade Rating. “Investment-Grade Eligible Account”: at any time, any Eligible Account of the Loan Parties that is owing by an Investment-Grade Account Debtor. “Investment Grade Rating”: a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or any equivalent rating by any other nationally recognized rating agency. “Investment Grade Securities”: (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents); (ii) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the U.S. Borrower and its Subsidiaries; (iii) investments in any fund that invests exclusively in investments of the type described in clauses (i) and (ii) above, which fund may also hold immaterial amounts of cash pending investment or distribution; and (iv) corresponding instruments in countries other than the United States customarily utilized for high quality investments. “Investment Property”: investment property (as such term is defined in Article 9 of the UCC and the PPSA) and any and all supporting obligations in respect thereof. “ISP”: the International Standby Practices (1998), International Chamber of Commerce Publication No. 590. “Issuing Lender”: as the context requires, (a) JPMCB in its capacity as issuer of Letters of Credit issued by it; (b) Bank of America, N.A., in its capacity as issuer of Letters of Credit issued by it, (c) PNC Bank, National Association, in its capacity as issuer of Letters of Credit issued by it, (d) Truist Bank, in its capacity as issuer of Letters of Credit issued by it (it being understood and agreed that in no event shall Truist Bank issue Letters of Credit that are not standby Letters of Credit hereunder), and (e) any other Lender that may become an Issuing Lender pursuant to Subsections 3.10 and 3.11 in its capacity as issuer of Letters of Credit issued by such Lender; or (d) collectively, all of the foregoing.

58 “JPMCB”: JPMorgan Chase Bank, N.A. “Judgment Conversion Date”: as defined in Subsection 11.8(a). “Judgment Currency”: as defined in Subsection 11.8(a). “Junior Lien Intercreditor Agreement”: an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders to be entered into as required by the terms hereof, as amended, restated, supplemented, waived or otherwise modified from time to time and pursuant to which the Administrative Agent shall be the “First Lien Representative” or the functional equivalent thereof. “L/C Commitment” the amount set forth opposite such Lender’s name on Schedule A under the heading “L/C Commitment”. “L/C Disbursement”: as defined in Subsection 3.5(a). “L/C Exposure”: at any time the aggregate principal amount at such time of the L/C Obligations. The L/C Exposure of any Revolving Credit Lender at any time shall equal its Commitment Percentage of the aggregate L/C Exposure at such time. “L/C Fee Payment Date”: with respect to any Letter of Credit, the fifteenth day following the last day of each calendar quarter to occur after the date of issuance thereof, to and including the first such day to occur on or after the date of expiry thereof; provided that if any L/C Fee Payment Date would otherwise occur on a day that is not a Business Day, such L/C Fee Payment Date shall be the immediately preceding Business Day. “L/C Fees”: the fees and commissions specified in Subsection 3.3. “L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Subsection 3.5(a). “L/C Request”: a letter of credit request in the form of Exhibit J attached hereto or, in such form as the applicable Issuing Lender may specify from time to time, requesting the Issuing Lender to issue a Letter of Credit. “Landlord Lien State”: any state in which a landlord’s claim for rent has priority over the liens purported to be created by the Security Documents in any of the Collateral (determined consistent with the Administrative Agent’s usual practices and on the Closing Date, Virginia, Pennsylvania, and Washington). “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and

59 permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “LCT Election”: as defined in Subsection 1.2(k). “LCT Test Date”: as defined in Subsection 1.2(k). “Lead Arrangers”: JPMCB, Bank of America, N.A., PNC Capital Markets LLC, and Truist Securities, Inc. “Lender Default”: (a) the refusal (which may be given verbally or in writing and has not been retracted) or failure of any Lender (including any Agent in its capacity as Lender) to make available its portion of any incurrence of Loans or reimbursement obligations required to be made hereunder, which refusal or failure is not cured within two Business Days after the date of such refusal or failure, (b) the failure of any Lender (including any Agent in its capacity as Lender) to pay over to the Administrative Agent, any Issuing Lender or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, (c) a Lender (including any Agent in its capacity as Lender) has notified the Borrower Representative or the Administrative Agent that it does not intend to comply with its funding obligations hereunder, (d) a Lender (including any Agent in its capacity as Lender) has failed, within 10 Business Days after request by the Administrative Agent, to confirm that it will comply with its funding obligations hereunder or (e) an Agent or a Lender has admitted in writing that it is insolvent or such Agent or Lender becomes subject to a Lender-Related Distress Event or Bail-In Action. “Lender Joinder Agreement”: as defined in Subsection 2.6(c)(i). “Lender-Related Distress Event”: with respect to any Agent or Lender (each, a “Distressed Person”), a voluntary or involuntary case with respect to such Distressed Person under any debt relief law, or a custodian, conservator, receiver, trustee, monitor or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Person to be, insolvent or bankrupt; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in any Agent or Lender or any person that directly or indirectly controls such Agent or Lender by a Governmental Authority or an instrumentality thereof; provided, further, that the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, monitor, custodian or other similar official by a supervisory authority or regulator with respect to an Agent or Lender or any other person that directly or indirectly controls such Agent or Lender under the Dutch Financial Supervision Act 2007 (as amended from time to time and including any successor legislation) shall not be deemed to result in a Lender-Related Distress Event. “Lenders”: the several lenders from time to time parties to this Agreement together with, in the case of any such lender that is a bank or financial institution, any affiliate of any such bank or financial institution through which such bank or financial institution elects, by notice to the Administrative Agent and the Borrower Representative, to make any Revolving Credit Loans,

60 Swingline Loans or Letters of Credit available to any Borrower, provided that for all purposes of voting or consenting with respect to (a) any amendment, supplementation or modification of any Loan Document, (b) any waiver of any of the requirements of any Loan Document or any Default or Event of Default and its consequences or (c) any other matter as to which a Lender may vote or consent pursuant to Subsection 11.1, the bank or financial institution making such election shall be deemed the “Lender” rather than such affiliate, which shall not be entitled to so vote or consent. “Letters of Credit” or “L/Cs”: the U.S. Dollar Facility Letters of Credit and/or Multicurrency Sub-Facility Letters of Credit, each as defined in Subsection 3.1. “Lien”: any mortgage, pledge, security interest, hypothecation, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof). “Limited Condition Transaction”: (x) any acquisition, including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Capital Stock or otherwise, by one or more of the U.S. Borrower and its Subsidiaries of any assets, business or Person or any other Investment permitted by this Agreement, in each case, whose consummation is not conditioned on the availability of, or on obtaining, third party financing or (y) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock or Preferred Stock requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment. “Loan”: a Revolving Credit Loan or a Swingline Loan, as the context requires; collectively, the “Loans”. “Loan Documents”: this Agreement, the Notes, the L/C Requests, each Guarantee and Collateral Agreement, each Compliance Certificate, each Borrowing Base Certificate, any Junior Lien Intercreditor Agreement (on and after the execution thereof), each other document designated a “Loan Document” by the Borrower Representative and the Administrative Agent, each Other Intercreditor Agreement (on and after the execution thereof), and any other Security Documents, each as amended, restated, supplemented, waived or otherwise modified from time to time. “Loan Parties”: Holdings, the Borrowers and the Subsidiary Guarantors; individually, a “Loan Party”. “Management Investors”: the management members, officers, directors, employees, other members of the management or consultant of any Parent Entity, the U.S. Borrower or any of their respective Subsidiaries, or family members or relatives of any of the foregoing or trusts controlled by any of the foregoing. “Management Stock” means Capital Stock of Holdings or any Parent Entity (including any options, warrants or other rights in respect thereof) held by any of the Management Investors and issued on or before the Closing Date. “Mandatory Revolving Credit Loan Borrowing”: as defined in Subsection 2.4(d).

61 “Material Adverse Effect”: a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the U.S. Borrower and its Restricted Subsidiaries taken as a whole, (b) the validity or enforceability as to the Loan Parties (taken as a whole) party thereto of the Loan Documents taken as a whole or (c) the rights or remedies of the Agents and the Lenders under the Loan Documents, in each case taken as a whole. “Material Intellectual Property”: any Intellectual Property that is material to the operation of the business of Holdings and its Restricted Subsidiaries, taken as a whole. For the avoidance of doubt, any Intellectual Property that is then included in the Borrowing Base shall constitute Material Intellectual Property at such time. “Material Subsidiaries”: Restricted Subsidiaries of the U.S. Borrower constituting, individually or in the aggregate (as if such Restricted Subsidiaries constituted a single Subsidiary), a “significant subsidiary” in accordance with Rule 1-02 under Regulation S-X. “Materials of Environmental Concern”: any pollutants, contaminants, hazardous or toxic substances or materials or wastes defined, listed, or regulated as such in or under, or which may give rise to liability under, any applicable Environmental Law, including gasoline, petroleum (including crude oil or any fraction thereof), petroleum products or by-products, asbestos, pesticides, herbicides, fungicides and polychlorinated biphenyls. “Maturity Date”: the earlier of (i) the fifth anniversary of the Closing Date and (ii) the date of termination in whole of the U.S. Dollar Facility Commitments (including the Multicurrency Sub-Facility Commitments), the U.S. Dollar Facility L/C Obligations and Multicurrency Sub-Facility L/C Obligations, and the U.S. Dollar Facility Swing Line and Multicurrency Sub-Facility Swing Line pursuant to Subsection 2.3 or 9.2. “MIRE Event”: if there are any Mortgaged Properties at such time, any increase, extension or renewal of any of the Commitments or Loans (excluding (i) any continuation or conversion of borrowings, (ii) the making of any Revolving Credit Loan or (iii) the issuance, renewal or extension of Letters of Credit). “Moody’s”: Moody’s Investors Service, Inc., and its successors. “Mortgage”: an agreement, including, but not limited to, a mortgage, deed of trust or any other document, creating and evidencing a Lien on real property. “Mortgaged Property”: real property subject to a Mortgage. “Most Recent Four Quarter Period”: the four Fiscal Quarter period of the U.S. Borrower ending on the last day of the most recently completed Fiscal Year or Fiscal Quarter for which financial statements of the U.S. Borrower have been (or have been required to be) delivered under Subsection 7.1(a) or 7.1(b). “Multicurrency Sub-Facility Commitment”: as to each Lender, its obligation to (a) make Multicurrency Sub-Facility Revolving Loans in Canadian Dollars, Euros or Pounds Sterling or an Alternative Currency to the Borrowers pursuant to Subsection 2.1(a)(ii), (b) purchase participations in Multicurrency Sub-Facility L/C Obligations, and (c) purchase

62 participations in Multicurrency Sub-Facility Swing Line Loans, in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule A under the heading “Multicurrency Sub-Facility Commitment” or in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Multicurrency Sub-Facility Commitments of all Lenders shall be $100,000,000 on the Closing Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement. Each Multicurrency Sub-Facility Commitment of each Lender is part of, and not in addition to, the U.S. Dollar Facility Commitment of such Lender. “Multicurrency Sub-Facility L/C Borrowing”: an extension of credit resulting from a drawing under any Multicurrency Sub-Facility Letter of Credit which has not been reimbursed on the date when made or refinanced as a Multicurrency Sub-Facility Revolving Loan Borrowing. “Multicurrency Sub-Facility L/C Credit Extension”: with respect to any Multicurrency Sub-Facility Letter of Credit, the issuance thereof, extension of the expiry date thereof or the increase of the amount thereof. “Multicurrency Sub-Facility L/C Commitment” the amount set forth opposite such Lender’s name on Schedule A under the heading “Multicurrency Sub-Facility L/C Commitment”. “Multicurrency Sub-Facility L/C Obligations”: as at any date of determination, the aggregate amount available to be drawn under all outstanding Multicurrency Sub-Facility Letters of Credit plus the aggregate of all unreimbursed L/C Disbursements of Multicurrency Sub-Facility Letters of Credit , including all Multicurrency Sub-Facility L/C Borrowings. For purposes of computing the amount available to be drawn under any Multicurrency Sub-Facility Letter of Credit, the amount of such Multicurrency Sub-Facility Letter of Credit shall be determined in accordance with Subsection 3.1. For all purposes of this Agreement, if on any date of determination a Multicurrency Sub-Facility Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Multicurrency Sub-Facility Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Multicurrency Sub-Facility Letter of Credit”: any letter of credit issued under the Multicurrency Sub-Facility Commitment. A Multicurrency Sub-Facility Letter of Credit may be a commercial letter of credit or a standby letter of credit and shall be denominated in Canadian Dollars, Euros, Pounds Sterling or an Alternative Currency. For the avoidance of doubt, a Multicurrency Sub-Facility Letter of Credit that is a commercial letter of credit shall not include a banker’s acceptance. “Multicurrency Sub-Facility Letter of Credit Sublimit”: the lesser of (a) $40,000,000 and (b) the Aggregate Multicurrency Sub-Facility Commitments. The Multicurrency Sub-Facility Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Multicurrency Sub-Facility Commitment. “Multicurrency Sub-Facility Register” has the meaning assigned to such term in Subsection 11.6(d).

63 “Multicurrency Sub-Facility Revolving Loan” has the meaning assigned to such term in Subsection 2.1(a)(ii). “Multicurrency Sub-Facility Revolving Loan Borrowing”: a borrowing consisting of Multicurrency Sub-Facility Revolving Loans of the same Type, and, in the case of Term Benchmark Loans, having the same Interest Period. “Multicurrency Sub-Facility Swing Line”: the revolving credit facility made available by the Multicurrency Sub-Facility Swing Line Lender pursuant to Subsection 2.4. “Multicurrency Sub-Facility Swing Line Borrowing”: a borrowing of a Multicurrency Sub-Facility Swing Line Loan pursuant to Subsection 2.4. “Multicurrency Sub-Facility Swing Line Lender”: (a) in the case of Canadian Dollar denominated Multicurrency Sub-Facility Swing Line Loans to any Borrower, JPMorgan Chase Bank, N.A., Toronto Branch, or any of its Affiliates or branches designated by it, and its permitted successors and assigns, as a swing line lender hereunder, (b) in the case of Euro and Pounds Sterling denominated Multicurrency Sub-Facility Swing Line Loans to any Borrower, JPMorgan Chase Bank, N.A., London Branch, or any of its Affiliates or branches designated by it, and its permitted successors and assigns, as a swing line lender hereunder, or (c) any other Lender approved by the Administrative Agent and the applicable Agent (such approval not to be unreasonably withheld) which agrees with the Borrowers to act as a Multicurrency Sub-Facility Swing Line Lender hereunder. “Multicurrency Sub-Facility Swing Line Loan” means the Loans made pursuant to Subsection 2.4(a)(ii). “Multicurrency Sub-Facility Swing Line Loan Notice”: a notice of a Multicurrency Sub-Facility Swing Line Borrowing pursuant to Subsection 2.4(b), which shall be substantially in the form of Exhibit B-2. “Multiemployer Plan”: any employee benefit plan as defined in Section 4001(a)(3) of ERISA, to which a Loan Party or any ERISA Affiliate (i) makes or is obligated to make contributions, (ii) during the preceding six plan years, has made or been obligated to make contributions, or (iii) has any actual or contingent liability, which for certainty shall exclude any Canadian Benefit Plan, Canadian Pension Plan and Canadian Multi-Employer Plan. “Negotiable Collateral”: letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof. “Net Available Cash”: from an Asset Sale or Recovery Event, an amount equal to the cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of such

64 Asset Sale or Recovery Event or received in any other non-cash form) therefrom, in each case net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, territorial, foreign and local taxes required to be paid or to be accrued as a liability under GAAP, in each case, as a consequence of, or in respect of, such Asset Sale or Recovery Event (including as a consequence of any transfer of funds in connection with the application thereof in accordance with Subsection 8.5), (ii) all payments made, and all installment payments required to be made, on any Indebtedness (x) that is secured by any assets subject to such Asset Sale or involved in such Recovery Event, in accordance with the terms of any Lien upon such assets, or (y) that must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law, be repaid out of the proceeds from such Asset Sale or Recovery Event, including but not limited to any payments required to be made to increase borrowing availability under any revolving credit facility, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale or Recovery Event, or to any other Person (other than the U.S. Borrower or a Restricted Subsidiary) owning a beneficial interest in the assets disposed of in such Asset Sale or subject to such Recovery Event, (iv) any liabilities or obligations associated with the assets disposed of in such Asset Sale or involved in such Recovery Event and retained, indemnified or insured by the U.S. Borrower or any Restricted Subsidiary after such Asset Sale or Recovery Event, including pension and other post-employment benefit liabilities, liabilities related to environmental matters, and liabilities relating to any indemnification obligations associated with such Asset Sale or Recovery Event, (v) in the case of an Asset Sale, the amount of any purchase price or similar adjustment (x) claimed by any Person to be owed by the U.S. Borrower or any Restricted Subsidiary, until such time as such claim shall have been settled or otherwise finally resolved, or (y) paid or payable by the U.S. Borrower or any Restricted Subsidiary, in either case in respect of such Asset Sale and (vi) in the case of any Recovery Event, any amount thereof that constitutes or represents reimbursement or compensation for any amount previously paid or to be paid by the U.S. Borrower or any of its Subsidiaries. “Net Orderly Liquidation Value”: the orderly liquidation value (net of costs and expenses estimated to be incurred in connection with such liquidation) of the Qualified Loan Parties’ Inventory, that is estimated to be recoverable in an orderly liquidation of such Inventory, which such value shall be equal to a percentage of the net book value thereof, such percentage to be as determined from time to time by reference to the most recent Inventory appraisal completed by a qualified third-party appraisal company (approved by the Administrative Agent in its reasonable discretion) delivered to the Administrative Agent. “Net Proceeds”: with respect to any new public or private issuance or sale of any securities or any capital contribution (whether of property or assets, including cash), an amount equal to the gross proceeds in cash and Cash Equivalents (or with respect to capital contributions of non-cash property or assets, the Fair Market Value thereof) of such issuance, sale or contribution net of legal fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts or commissions, and brokerage, consultant and other fees actually incurred in connection with such issuance, sale or contribution and net of taxes paid or payable as a result, or in respect, thereof. “New York Courts”: as defined in Subsection 11.13(a). “New York Supreme Court”: as defined in Subsection 11.13(a).

65 “Non-Consenting Lender”: as defined in Subsection 11.1(g). “Non-Defaulting Lender”: any Lender other than a Defaulting Lender. “Non-Excluded Taxes”: all Taxes imposed on or with respect to any payment made by or on account of any obligation of the Borrowers hereunder or under any Note other than Excluded Taxes. “Non-Investment-Grade Eligible Account”: at any time, any Eligible Account of the Loan Parties that is owing by an Account Debtor that is not an Investment-Grade Account Debtor. “Non-Lender Acknowledgment”: an acknowledgment substantially the form of Exhibit M hereto, to be executed by the Designated Bank Products Affiliate. “Non-Loan Party”: each Subsidiary of the U.S. Borrower that is not a Loan Party. “Non-Wholly Owned Subsidiary”: each Subsidiary of the U.S. Borrower that is not a Wholly Owned Subsidiary. “Notes”: the collective reference to the Revolving Credit Notes and the Swingline Note. “Obligation Currency”: as defined in Subsection 11.8(a). “Obligations”: obligations of the Loan Parties from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during (or that would accrue but for) the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made in respect of any Letter of Credit, when and as due, including payments in respect of Reimbursement Obligations and interest thereon and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties under this Agreement and the other Loan Documents. “Optional Payments”: as defined in Subsection 8.6(e). “Organizational Documents”: with respect to any Person, (a) the articles of incorporation, certificate of incorporation, certificate of formation, articles of amalgamation or articles of continuance (or the equivalent organizational documents) of such Person and (b) the bylaws or operating agreement (or the equivalent governing documents) of such Person. “Other Intercreditor Agreement”: an intercreditor agreement in form and substance reasonably satisfactory to the Borrower Representative and the Collateral Agent.

66 “Other Representatives”: each of JPMCB, Bank of America, N.A., PNC Capital Markets LLC and Truist Securities, Inc., in its capacity as lead arranger, and JPMCB, Bank of America, N.A., PNC Capital Markets LLC and Truist Securities, Inc., in its capacity as bookrunner. “Outbound Investment Rules”: the regulations administered by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023 as codified at 31 C.F.R. § 850.101 et seq. “Other Taxes”: all present or future stamp or documentary Taxes or any other excise or property Taxes, in each case, arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, but excluding any such Taxes imposed upon a voluntary transfer of an Obligation by a Lender, Issuing Lender or Swingline Lender if such Taxes result from such Lender, Issuing Lender or Swingline Lender being organized, resident or engaged in business (other than a business arising (or being deemed to arise) solely as a result of the Loan Documents or any transactions occurring pursuant thereto) in such jurisdiction. For the avoidance of doubt, “Other Taxes” shall not include “Excluded Taxes.” “Overnight Bank Funding Rate”: for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.–managed banking offices of depository institutions (as such composite rate shall be determined by the FRBNY as set forth on its public website from time to time) and published on the next succeeding Business Day by the FRBNY as an overnight bank funding rate. “Overnight Rate”: for any day, (a) with respect to any amount denominated in Dollars, the Federal Funds Effective Rate and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the Issuing Lenders, as the case may be, in accordance with banking industry rules on interbank compensation. “Overnight Rate Loans”: Multicurrency Sub-Facility Revolving Loans for which the applicable rate of interest is based upon the Overnight Rate. “Parent Entity”: any Holdings and any Other Parent. As used herein, “Other Parent”: a Person of which the U.S. Borrower becomes a Subsidiary after the Closing Date that is designated by the Borrower Representative as an “Other Parent”; provided that either (x) immediately after the U.S. Borrower first becomes a Subsidiary of such Person, more than 50.0% of the Voting Stock of such Person shall be held by one or more Persons that held more than 50.0% of the Voting Stock of a Parent Entity of the U.S. Borrower immediately prior to the U.S. Borrower first becoming such Subsidiary or (y) such Person shall be deemed not to be an Other Parent for the purpose of determining whether a Change of Control shall have occurred by reason of the U.S. Borrower first becoming a Subsidiary of such Person. None of the Borrowers shall in any event be deemed to be a “Parent Entity”. “Participant”: as defined in Subsection 11.6(h). “Participant Register”: as defined in Subsection 11.6(e).

67 “Participating Member State”: any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “PATRIOT Act”: as defined in Subsection 11.18. “Payment Condition”: at any time of determination with respect to any Specified Transaction, that the following conditions are all satisfied: (i) no Event of Default shall have occurred and be continuing both immediately before and immediately after giving effect to such Specified Transaction and (ii) either (A) both (I) on a Pro Forma Basis, Excess Availability at all times during the Pro Forma Period is greater than the greater of (1) $93,750,000 and (2) 15% of Availability and (II) the U.S. Borrower shall be in Pro Forma Compliance with a minimum Consolidated Fixed Charge Coverage Ratio of at least 1.00:1.00 or (B) on a Pro Forma Basis, Excess Availability at all times during the Pro Forma Period is greater than the greater of (I) $131,250,000 and (2) 20% of Availability and (iii) in the case of any Specified Transaction in excess of $20,000,000, or otherwise if reasonably requested by the Administrative Agent, the U.S. Borrower shall have delivered a certification with respect to satisfaction of the conditions in the preceding clauses (i) and (ii) and reasonably detailed calculations demonstrating compliance with the preceding clause (ii). “PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto). “Pension Plan”: any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and (i) is, or at any time during the immediately preceding six years was, sponsored or maintained by a Loan Party or any ERISA Affiliate or to which a Loan Party or any ERISA Affiliate does, or at any time during the immediately preceding six years did, contribute or have an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years or (ii) with respect to which any Loan Party or any ERISA Affiliate has any actual or contingent liability, but excluding any Foreign Plan, Canadian Benefit Plan, Canadian Pension Plan and Canadian Multi-Employer Plan. “Permitted Accounts Receivable Financing”: An Accounts Receivable Financing under which the sales or contributions (as applicable) of Accounts Receivable Assets originate from a Foreign Subsidiary. “Permitted Acquisitions”: any acquisition in a transaction that satisfies each of the following requirements: (a) the business of the acquired company shall be a Related Business; provided that the acquisition shall have been approved by the Board of Directors or the owners of the Person being acquired, in each case if applicable, and the acquisition shall not be hostile (as determined in good faith by the Borrower Representative, which determination shall be conclusive);

68 (b) the assets acquired will be owned or otherwise held by a Qualified Loan Party or the acquired company and its Subsidiaries will become Guarantors or Borrowers and pledge their Collateral to the Administrative Agent, in each case, to the extent required by Subsection 7.9(b) and Subsection 7.9(c); and (c) either: (i) the Payment Condition in respect of Permitted Acquisitions is satisfied; or (ii) to the extent such Payment Condition is not satisfied, the Acquisition Consideration consists solely of any combination of (x) Capital Stock of any Parent Entity and/or (y) additional cash and other property (excluding cash and other property covered in subclause (x) of this clause (c)(ii)) and Indebtedness (whether incurred or assumed), provided that the aggregate amount of such cash consideration paid pursuant to this clause (c)(ii)(y) and all other cash consideration paid for Permitted Acquisitions consummated in reliance on this clause (c)(ii)(y) during the term of this Agreement is less than or equal to $20,000,000. “Permitted Bulk Sales”: bulk sales or other dispositions of the Inventory of the U.S. Borrower or any of its Restricted Subsidiaries not in the ordinary course of business in connection with Store closings, at arm’s length; provided that such Store closures and related Inventory dispositions shall not exceed (1) in any Fiscal Year, 10.0% of the number of the U.S. Borrower’s and its Restricted Subsidiaries’ Stores as of the beginning of such Fiscal Year (net of new Store openings) and (2) in the aggregate from and after the Closing Date, 20.0% of the number of the U.S. Borrower’s and its Restricted Subsidiaries’ Stores in existence as of the Closing Date (net of new Store openings); provided, further, that all sales of Inventory (to Persons other than a Loan Party) in connection with Store closings in excess of 10 in any three-month period, shall be in accordance with liquidation agreements and with professional liquidators reasonably acceptable to the Administrative Agent. “Permitted Cure Securities”: common equity securities of any Parent Entity or other Capital Stock of any Parent Entity that does not constitute Disqualified Capital Stock. “Permitted Discretion”: the commercially reasonable (from the perspective of a secured asset-based lender) business judgment of the Administrative Agent exercised in good faith in accordance with customary business practices for comparable asset-based lending transactions, as to any factor which the Administrative Agent reasonably determines: (a) will or reasonably could be expected to adversely affect in any material respect the value of any Eligible Inventory, Eligible Accounts or Eligible Credit Card Receivables, the enforceability or priority of the applicable Agent’s Liens thereon or the amount which any Agent, the Lenders or any Issuing Lender would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Eligible Inventory, Eligible Accounts or Eligible Credit Card Receivables or in connection with any enforcement action, work-out or restructuring or (b) is evidence that any collateral report or financial information delivered to the Administrative Agent by any Person on behalf of the applicable Borrower is incomplete, inaccurate or misleading in any material respect. In exercising such judgment, the Administrative Agent may consider, without

69 duplication, such factors already included in or tested by the definition of Eligible Inventory, Eligible Accounts or Eligible Credit Card Receivables as well as any of the following: (i) changes after the Closing Date in any material respect in demand for, pricing of, or product mix of Inventory; (ii) changes after the Closing Date in any material respect in any concentration of risk with respect to Accounts; and (iii) any other factors that change in any material respect the credit risk of lending to the Borrowers on the security of the Eligible Inventory, Eligible Accounts or Eligible Credit Card Receivables. “Permitted Hedging Arrangement”: as defined in Subsection 8.10. “Permitted Investments”: (a) Investments in accounts, payment intangibles and chattel paper (each as defined in the UCC and PPSA), notes receivable, extensions of trade credit and similar items arising or acquired in the ordinary course of business consistent with the past practice of the U.S. Borrower and its Restricted Subsidiaries; (b) Investments in cash, Cash Equivalents, Temporary Cash Investments and Investment Grade Securities; (c) Investments existing or made pursuant to legally binding written commitments in existence on the Closing Date and, in each case, set forth on Schedule 1.1(g), and any modification, renewal or extension thereof so long as the extent of such Investment is not increased thereby; (d) (i) Investments by any Loan Party in any other Loan Party (other than Holdings) or in any Captive Insurance Subsidiary; provided, however, that if any such Investment is in the form of intercompany Indebtedness, such Indebtedness shall not be secured by any Lien and (ii) Investments in Holdings in amounts and for purposes for which dividends are permitted under Subsection 8.3; (e) Investments received in settlement amounts due to the U.S. Borrower or any Restricted Subsidiary of the U.S. Borrower effected in the ordinary course of business; (f) Investments by any Non-Loan Party in any other Non-Loan Party; (g) Investments by Loan Parties in any Non-Loan Parties; provided, however, that the aggregate outstanding amount at any time of all intercompany Investments made pursuant to this clause (g) shall not exceed $37,500,000; (h) Investments by any Non-Loan Party in any Loan Party (other than Holdings); provided, however, that if any such Investment is in the form of intercompany Indebtedness, such Indebtedness shall not be secured by any Lien and shall be subject to subordination terms acceptable to the Administrative Agent in its Permitted Discretion; (i) Investments by any Loan Party in any Non-Loan Party to the extent substantially concurrent with, and in any event within three Business Days of, such Investment, a corresponding cash Investment or Restricted Payment is made from such Non-Loan Party, directly or indirectly, to a Loan Party;

70 (j) any Investment constituting or acquired in connection with a Permitted Acquisition, including any Investment in the form of a capital contribution or intercompany Indebtedness among Holdings, the U.S. Borrower and their respective Subsidiaries for the purpose of consummating a Permitted Acquisition; (k) Investments by Loan Parties in any Foreign Subsidiaries; provided, however, that the aggregate outstanding amount at any time of all intercompany Investments made pursuant to this clause (k) shall not exceed $30,000,000; (l) loans and advances (and guarantees of loans and advances by third parties) made to officers, directors, employees, management members or consultants of any Parent Entity or the U.S. Borrower or any of its Restricted Subsidiaries, and Guarantee Obligations of the U.S. Borrower or any of its Restricted Subsidiaries in respect of obligations of officers, directors, employees, management members or consultants of any Parent Entity or the U.S. Borrower or any of its Restricted Subsidiaries, in each case (i) in the ordinary course of business, (ii) made for other purposes in an aggregate principal amount not to exceed $30,000,000 at any time outstanding or (iv) relating to indemnification or reimbursement of any officers, directors or employees in respect of liabilities relating to their serving in any such capacity; provided, however, that with respect to any employee of any Parent Entity, no such loans or advances shall be permitted unless the activities of such employee relate primarily to the U.S. Borrower and its Restricted Subsidiaries; (m) Investments constituting (i) Indebtedness incurred and existing in reliance on Subsection 8.13(d), (e), (r), (t) or (v); (ii) Asset Sales made in reliance on Subsection 8.4 to the extent of consideration that is not in the form of cash (to the extent of non-cash consideration that is permitted hereunder) or (iii) Restricted Payments not made in cash that are made in reliance on Subsection 8.3(c) or (d); (n) (i) Investments of the U.S. Borrower and its Restricted Subsidiaries under Hedging Agreements or other Permitted Hedging Arrangements and (ii) any Investment by any Captive Insurance Subsidiary in connection with its provision of insurance to the U.S. Borrower or any of its Subsidiaries which Investment is made in the ordinary course of business of such Captive Insurance Subsidiary, or by reason of applicable law, rule, regulation or order, or that is required or approved by any regulatory authority having jurisdiction over such Captive Insurance Subsidiary or its business, as applicable; (o) Investments in the nature of pledges or deposits (x) with respect to leases or utilities provided to third parties in the ordinary course of business or (y) otherwise described in the definition of “Customary Permitted Liens” or made in connection with Liens permitted under Subsection 8.14; (p) Investments representing non-cash consideration received by the U.S. Borrower or any of its Restricted Subsidiaries in connection with any Disposition, provided that any such non-cash consideration received by any Loan Party is pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Documents as and to the extent provided for therein;

71 (q) Guarantees by the U.S. Borrower or a Restricted Subsidiary of leases (other than Financing Lease Obligations) or other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business and consistent with past practice; (r) Investments in the ordinary course of business consisting of (i) endorsements for collection or deposit and (ii) customary trade arrangements with customers consistent with past practices; (s) Investments representing evidences of Indebtedness, securities or other property received from another Person by the U.S. Borrower or any of its Restricted Subsidiaries in connection with any bankruptcy proceeding or other reorganization of such other Person or as a result of foreclosure, perfection or enforcement of any Lien or exchange for evidences of Indebtedness, securities or other property of such other Person held by the U.S. Borrower or any of its Restricted Subsidiaries; provided that any such securities or other property received by any other Loan Party is pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Documents as and to the extent required thereby; (t) Investments in Affiliated Charitable Organizations not exceeding $30,000,000 in the aggregate during the term of this Agreement; (u) other Investments; provided that at the time such Investments are made the Payment Condition is satisfied; (v) other Investments in an aggregate amount outstanding at any time not to exceed $37,500,000; (w) any Investment to the extent made using Capital Stock of the U.S. Borrower (other than Disqualified Capital Stock), or Capital Stock of any Parent Entity, as consideration; and (x) other Investments to the extent funded by Net Proceeds from any Excluded Contribution made within 180 days of the date when such Excluded Contribution was received by the U.S. Borrower. For purposes of determining compliance with Subsection 8.12, (i) in the event that any Investment meets the criteria of more than one of the types of Investments described in one or more of the clauses of this definition, the Borrower Representative, in its sole discretion, shall classify such item of Investment at the time such Investment is made and may include the amount and type of such Investment in one or more of such clauses (including in part under one such clause and in part under another such clause) and (ii) the amount of any Investment made or outstanding at any time under clauses (g), (l) (v) shall be the original cost of such Investment, reduced (at the Borrower Representative’s option) by any dividend, distribution, interest payment, return of capital, repayment or other amount or value received in respect of such Investment. Notwithstanding anything to the contrary herein, in no event shall an Investment in an Unrestricted Subsidiary constitute a Permitted Investment unless such Investment, together with all other outstanding Investments in Unrestricted Subsidiaries, does not exceed $50,000,000.

72 “Permitted Liens”: as defined in Subsection 8.14. “Person”: an individual, partnership, corporation, limited liability company, unlimited liability company, unlimited company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature. “Plan Asset Regulations”: 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Platform”: Intralinks, SyndTrak Online or any other similar electronic distribution system. “Pounds Sterling” or “Sterling” and “£”: the lawful currency of the United Kingdom. “PPSA”: the Personal Property Security Act (Ontario) and the regulations thereunder as each may be amended from time to time (or another successor statute); provided, that, if validity, perfection or effect of perfection or non-perfection or the priority of a security interest in any Collateral are governed by the personal property security laws of any Canadian jurisdiction other than Ontario, “PPSA” shall mean those personal property security laws (including the Civil Code of Québec) in such other jurisdiction for the purposes of the provisions hereof relating to such validity, perfection, effect of perfection or non-perfection or priority and for the definitions related to such provisions, as from time to time in effect. “Preferred Stock”: as applied to the Capital Stock of any corporation or company, Capital Stock of any class or classes (however designated) that by its terms is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation or company, over Capital Stock of any other class of such corporation or company. “Prime Rate”: for any day, a rate per annum that is equal to the rate of interest established by the Administrative Agent as its prime rate from time to time or, if no such rate is then established, the rate of interest quoted by the Wall Street Journal as the “Prime Rate” or, if the Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as reasonably determined by the Administrative Agent). “Pro Forma Basis” or “Pro Forma Compliance”: with respect to any determination for any period, that such determination shall be made giving pro forma effect to any event that by the terms of the Loan Documents requires compliance on a “Pro Forma Basis” or “Pro Forma Compliance” (and, if relevant, to each Material Acquisition and each Material Disposition of any Person, business or asset), together with all transactions relating thereto, in each case consummated during such period or thereafter and on or prior to the date of determination (including any incurrence, assumption, refinancing or repayment of Indebtedness), as if such acquisition, investment, sale (or other disposition), other event and related transactions had been consummated

73 on the first day of such period, in each case based on historical results accounted for in accordance with GAAP, and taking into account adjustments consistent with the definition of Consolidated EBITDA (calculated on a Pro Forma Basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions. For purposes of making any computation referred to in the preceding sentence, if, since the beginning of such period, (1) the U.S. Borrower or any Restricted Subsidiary has incurred any Indebtedness that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio is an incurrence of Indebtedness by the U.S. Borrower or any Restricted Subsidiary, Consolidated EBITDA and Debt Service Charges for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been incurred on the first day of such period (except that in making such computation, the amount of Indebtedness under any revolving credit facility outstanding on the date of such calculation shall be computed based on (A) the average daily balance of such Indebtedness during such four fiscal quarters or such shorter period for which such facility was outstanding or (B) if such facility was created after the end of such four fiscal quarters, the average daily balance of such Indebtedness during the period from the date of creation of such facility to the date of such calculation), (2) the U.S. Borrower or any Restricted Subsidiary has repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged any Indebtedness that is no longer outstanding on such date of determination (each, a “Discharge”) or if the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio involves a Discharge of Indebtedness (in each case other than Indebtedness incurred under any revolving credit facility unless such Indebtedness has been repaid with an equivalent permanent reduction in commitments thereunder), EBITDA and Debt Service Charges for such period shall be calculated after giving effect on a pro forma basis to such Discharge of Indebtedness, including with the proceeds of such new Indebtedness, as if such Discharge had occurred on the first day of such period, (3) the U.S. Borrower or any Restricted Subsidiary shall have disposed of any company, any business or any group of assets constituting an operating unit of a business, including any such disposition occurring in connection with a transaction causing a calculation to be made hereunder, or designated any Restricted Subsidiary as an Unrestricted Subsidiary (any such disposition or designation, a “Sale”), the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) attributable to the company, business, group of assets or Subsidiary that is the subject of such Sale for such period or increased by an amount equal to the EBITDA (if negative) attributable thereto for such period and Debt Service Charges for such period shall be reduced by an amount equal to (A) the Debt Service Charges attributable to any Indebtedness of the U.S. Borrower or any Restricted Subsidiary repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged with respect to the U.S. Borrower and its continuing Restricted Subsidiaries in connection with such Sale for such period (including but not limited to through the assumption of such Indebtedness by another Person) plus (B) if the Capital Stock of any Restricted Subsidiary is disposed of in such Sale or any Restricted Subsidiary is designated as an Unrestricted Subsidiary, the Debt Service Charges for such period attributable to the Indebtedness of such Restricted Subsidiary to the extent the U.S. Borrower and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such Sale, and federal, state, provincial, territorial and foreign income taxes paid in cash for such period shall be reduced by the amount of such taxes paid in cash with respect to such Sale, (4) the U.S. Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made an Investment in any Person that thereby becomes a Restricted Subsidiary, or otherwise

74 acquired any company, any business or any group of assets constituting an operating unit of a business, including any such Investment or acquisition occurring in connection with a transaction causing a calculation to be made hereunder, or designated any Unrestricted Subsidiary as a Restricted Subsidiary (any such Investment, acquisition or designation, a “Purchase”), EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the incurrence of any related Indebtedness) as if such Purchase occurred on the first day of such period, and (5) any Person became a Restricted Subsidiary or was merged or consolidated with or into the U.S. Borrower or any Restricted Subsidiary, and since the beginning of such period such Person shall have Discharged any Indebtedness or made any Sale or Purchase that would have required an adjustment pursuant to clause (2), (3) or (4) above if made by the U.S. Borrower or a Restricted Subsidiary since the beginning of such period, EBITDA and Debt Service Charges and federal, state, provincial, territorial and foreign income taxes paid in cash for such period shall be calculated after giving pro forma effect thereto as if such Discharge, Sale or Purchase occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, or the amount of income or earnings relating thereto and the amount of Debt Service Charges associated with any Indebtedness incurred, repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged in connection therewith, the pro forma calculations in respect thereof shall be as determined in good faith by a Responsible Officer of the Borrower Representative, which determination shall be conclusive. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness). If any Indebtedness bears, at the option of the U.S. Borrower or a Restricted Subsidiary, a rate of interest based on a prime or similar rate, a eurocurrency interbank offered rate or other fixed or floating rate, and such Indebtedness is being given pro forma effect, the interest expense on such Indebtedness shall be calculated by applying such optional rate as the U.S. Borrower or such Restricted Subsidiary may designate. If any Indebtedness that is being given pro forma effect was incurred under a revolving credit facility, the interest expense on such Indebtedness shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on a Financing Lease Obligation shall be deemed to accrue at an interest rate determined in good faith by a responsible financial or accounting officer of the U.S. Borrower (which determination shall be conclusive) to be the rate of interest implicit in such Financing Lease Obligation in accordance with GAAP. For purposes of the foregoing, “Material Acquisition”: any acquisition of property or series of related acquisitions of property that (x) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (y) involves the payment of consideration by the U.S. Borrower or any of its Subsidiaries in excess of $20,000,000; and “Material Disposition”: any Disposition of property or series of related Dispositions of property that (x) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (y) yields gross proceeds to the U.S. Borrower or any of its Subsidiaries in excess of $20,000,000. “Pro Forma Period”: the period commencing thirty (30) days prior to and inclusive of the date a Specified Transaction is proposed by the U.S. Borrower to occur.

75 “Pro rata Share”: with respect to each U.S. Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the U.S. Dollar Facility Commitments of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments at such time; provided that if such U.S. Dollar Facility Commitments have been terminated, then the Pro rata Share of each Lender shall be determined based on the Pro rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof. “Purchase”: as defined in the definition of “Pro Forma Basis” in this Subsection 1.1. “Purchase Money Obligation”: any Indebtedness incurred to finance or refinance the acquisition, leasing, construction or improvement of property (real or personal) or assets, and whether acquired through the direct acquisition of such property or assets or the acquisition of the Capital Stock of any Person owning such property or assets, or otherwise. “QFC”: has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “Qualified Loan Party”: each Borrower and each Subsidiary Guarantor; provided that, as used in the definition of “U.S. Borrowing Base”, “Qualified Loan Party” shall exclude each Canadian Loan Party. “Real Property”: collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof. “Receivable”: a right to receive payment pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay, as determined in accordance with GAAP. “Recovery Event”: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the U.S. Borrower or any of its Restricted Subsidiaries. For purposes of the definition of “Net Available Cash”, limited to such settlement or payment giving rise to Net Available Cash to the U.S. Borrower or a Restricted Subsidiary, as the case may be, in excess of $16,000,000 to the extent that such settlement or payment does not constitute reimbursement or compensation for amounts previously paid by the U.S. Borrower or any Restricted Subsidiary in respect of such casualty or condemnation. “Reference Time”: with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two Business Days preceding the date of such setting, (2) if such Benchmark is EURIBOR Rate, 11:00 a.m. Brussels time two TARGET Days preceding the date of such setting, (3) if such Benchmark is Term CORRA, 1:00 p.m. (Toronto time) on the day that is two Business Days

76 preceding the date of such setting (4) if the RFR for such Benchmark is SONIA, then four Business Days prior to such setting, (5) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting, (6) if, following a Benchmark Transition Event and Benchmark Replacement Date with respect to Term CORRA, the RFR for such Benchmark is Daily Simple CORRA, then four RFR Business Days prior to such setting or (7) if such Benchmark is none of the Term SOFR Rate, the EURIBOR Rate, Daily Simple SOFR, SONIA, Daily Simple CORRA or Term CORRA, the time determined by the Administrative Agent in its reasonable discretion. “refinance”: refinance, refund, replace, renew, repay, modify, restate, defer, substitute, supplement, reissue, resell or extend (including pursuant to any defeasance or discharge mechanism); and the terms “refinances,” “refinanced” and “refinancing” as used for any purpose in this Agreement shall have a correlative meaning. “Refinancing Agreement”: as defined in Subsection 8.8(d). “Register”: the U.S. Dollar Facility Register and/or Multicurrency Sub-Facility Register, in each case as defined in Subsection 11.6(d). “Regulation D”: Regulation D of the Board as in effect from time to time. “Regulation S-X”: Regulation S-X promulgated by the SEC, as in effect on the Closing Date. “Regulation T”: Regulation T of the Board as in effect from time to time. “Regulation U”: Regulation U of the Board as in effect from time to time. “Regulation X”: Regulation X of the Board as in effect from time to time. “Reimbursement Obligations”: the obligation of the applicable Borrower to reimburse the applicable Issuing Lender pursuant to Subsection 3.5(a) for amounts drawn under the applicable Letters of Credit. “Related Business”: those businesses in which the U.S. Borrower or any of its Subsidiaries is engaged on the Closing Date, or that are similar, related, complementary, incidental or ancillary thereto or extensions, developments or expansions thereof. “Related Parties”: with respect to any Person, such Person’s affiliates and the partners, officers, directors, trustees, employees, employees, shareholders, members, attorneys and other advisors, agents and controlling persons of such person and of such person’s affiliates and “Related Party” shall mean any of them. “Release”: any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the Environment.

77 “Relevant Governmental Body”: the Federal Reserve Board or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board or the FRBNY, or any successor thereto. “Relevant Rate”: (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Term SOFR, or (ii) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the Term CORRA. “Relevant Screen Rate”: (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Term SOFR Reference Rate, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the EURIBOR Screen Rate or (iii) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, Term CORRA, as applicable. “Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the 30 day notice period is waived under Section 21, 22, 23, 24, 25, 27 or 28 of PBGC Regulation Section 4043 or any successor regulation thereto. “Required Lenders”: Lenders the sum of whose outstanding Commitments (or after the termination thereof, outstanding Individual Lender Exposures) represent a majority of aggregate Commitments (or after the termination thereof, the sum of the Individual Lender Exposures) at such time; provided that the Commitments (or Individual Lender Exposures) held or deemed held by Defaulting Lenders or Disqualified Lenders shall be excluded for purposes of making a determination of Required Lenders. “Requirement of Law”: as to any Person, the Organizational Documents of such Person, and any law, statute, ordinance, code, decree, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person or any of its material property is subject, including laws, ordinances and regulations pertaining to zoning, occupancy and subdivision of real properties; provided that the foregoing shall not apply to any non-binding recommendation of any Governmental Authority. “Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Response”: (a) “response” as such term is defined in CERCLA, 42 U.S.C. § 9601(24), and (b) all other actions required by any Governmental Authority or voluntarily undertaken to (i) clean up, remove, treat, abate or in any other way address any Hazardous Material in the environment; (ii) prevent the Release or threat of Release, or minimize the further Release, of any Hazardous Material; or (iii) perform studies and investigations in connection with, or as a precondition to, clause (i) or (ii) above. “Responsible Officer”: as to any Person, any of the following officers of such Person: (a) the chief executive officer or the president of such Person and, with respect to financial matters, the chief financial officer, the chief accounting officer, the treasurer, the controller or the Vice President–Finance (or substantial equivalent) of such Person, (b) any vice president of such Person or, with respect to financial matters, any assistant treasurer or assistant controller of such Person, in each case who has been designated in writing to the Administrative Agent or the

78 Collateral Agent as a Responsible Officer by the chief executive officer or president of such Person or, with respect to financial matters, by such chief financial officer of such Person, (c) with respect to Subsection 7.7 and without limiting the foregoing, the general counsel of such Person, (d) with respect to ERISA matters, the senior vice president–human resources (or substantial equivalent) of such Person, (e) with respect to any Person that does not have officers, the officer listed in clauses (a) through (d) above of a Person that has the authority to act on behalf of such Person, and (f) any other individual designated as a “Responsible Officer” for the purposes of this Agreement by the Board of Directors or equivalent body of such Person. “Restricted Indebtedness”: as defined in Subsection 8.6(a). “Restricted Payment”: any dividend or any other payment whether direct or indirect (other than dividends payable solely in common stock of the U.S. Borrower or options, warrants or other rights to purchase common stock of the U.S. Borrower) on, or any payment on account of, or any setting apart of assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the U.S. Borrower (other than any acquisition of Capital Stock deemed to occur upon the exercise of options if such Capital Stock represents a portion of the exercise price thereof) or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or any other distribution (other than (x) distributions payable solely in common stock of the U.S. Borrower or (y) options, warrants or other rights to purchase common stock of the U.S. Borrower) in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the U.S. Borrower. “Restricted Subsidiary”: any Subsidiary of the U.S. Borrower other than an Unrestricted Subsidiary. “Revaluation Date”: (a) the first Business Day of each calendar month, (b) each date of issuance of a Letter of Credit denominated in Canadian Dollars, (c) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof and (d) each date of any notice of drawing or any payment by an Issuing Lender under any Letter of Credit denominated in Canadian Dollars. “Revolving Credit Facility”: the revolving credit facilities available to the Borrowers hereunder, including the U.S. Dollar Facility Revolving Loans, U.S. Dollar Facility Swing Line, Multicurrency Sub-Facility Revolving Loans and Multicurrency Sub-Facility Swing Line. “Revolving Credit Lender”: any Lender having a Commitment hereunder and/or a Revolving Credit Loan outstanding hereunder. “Revolving Credit Loan”: a U.S. Dollar Facility Revolving Loan and/or Multicurrency Sub-Facility Revolving Loan, as applicable, made pursuant to Subsection 2.1(a). “Revolving Credit Note”: as defined in Subsection 2.1(d). “Revolving Exposure”: at any time the aggregate principal amount at such time of all outstanding Revolving Credit Loans. The Revolving Exposure of any Revolving Credit Lender

79 at any time shall equal its Commitment Percentage of the aggregate Revolving Exposure at such time. “RFR Borrowing”: as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Business Day”: for any Loan denominated in (a) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London, (b) Dollars, a U.S. Government Securities Business Day and (c) Canadian Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in Toronto are authorized or required by law to remain closed. “RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR.” “RFR Loan”: a Loan that bears interest at a rate based on the RFR Rate. “RFR Rate”: for any RFR Loan denominated in (a) Sterling, SONIA and (b) Dollars, Daily Simple SOFR. “S&P”: Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., and its successors. “Sale”: as defined in the definition of “Pro Forma Basis” in this Subsection 1.1. “Sale and Leaseback Transaction”: any arrangement with any Person providing for the leasing by the U.S. Borrower or any of its Restricted Subsidiaries of real or personal property which has been or is to be sold or transferred by the U.S. Borrower or any such Restricted Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the U.S. Borrower or such Restricted Subsidiary. “Sanctioned Country”: at any time, a country, region or territory which is itself the subject or target of any comprehensive Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Crimea regions of Ukraine, Cuba, Iran, North Korea, and, prior to July 1, 2025, Syria). “Sanctioned Person”: at any time, any Person that is the subject or target of any Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the United States, (including by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, or the U.S. Department of Commerce, the Canadian government (including pursuant to Canadian Economic Sanctions and Export Control Laws), the Hong Kong Monetary Authority or by the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other Governmental Authority that enforces Sanctions with jurisdiction over the Borrowers, (b) any Person organized, located, or resident in a Sanctioned Country, or (c) any Person owned 50% or more or controlled by any such Person or Persons described in the foregoing

80 clauses (a) or (b) (including, without limitation for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any Sanctions). “Sanctions”: all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the United States (including those administered by OFAC or the U.S. Department of State), (b) the Canadian government (including pursuant to Canadian Economic Sanctions and Export Control Laws), (c) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other Governmental Authority that enforces Sanctions with jurisdiction over the Borrowers or (d) the Hong Kong Monetary Authority. “SEC”: the United States Securities and Exchange Commission. “Secured Parties”: the “Secured Parties” as defined in the U.S. GCA or Canadian GCA, as applicable. “Securities Act”: the Securities Act of 1933, as amended from time to time. “Security Documents”: the collective reference to each Guarantee and Collateral Agreement, each Blocked Account Agreement and all other similar security documents hereafter delivered to the Collateral Agent granting or perfecting a Lien on any asset or assets of any Loan Party to secure the respective obligations and liabilities of the applicable Loan Parties hereunder and/or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities, including any security documents executed and delivered or caused to be delivered to the Collateral Agent pursuant to Subsection 7.9(b) or 7.9(c), in each case, as amended, restated, supplemented, waived or otherwise modified from time to time. “Senior Notes”: those certain 7.375% Senior Notes due 2031 issued by the U.S. Borrower pursuant to the Senior Notes Indenture in the original aggregate principal amount of $575,000,000 as amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof. “Senior Notes Agent”: U.S. Bank Trust Company, National Association. “Senior Notes Documents”: any and all agreements and guaranties relating to the Senior Notes, including but not limited to the Senior Notes and the Senior Notes Indenture, as amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof. “Senior Notes Indebtedness”: the Indebtedness and the other obligations owing to the Senior Notes Agent, the trustee under the Senior Notes Indenture and holders of the Senior Notes. “Senior Notes Indenture”: that certain Indenture, dated as of the Closing Date, among, inter alios, the U.S. Borrower, as issuer, and US Bank National Association, as trustee and Senior Notes Collateral Agent, as amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

81 “Set”: the collective reference to Term SOFR Rate Loans of a single Tranche, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Term SOFR Rate Loans shall originally have been made on the same day). “Settlement Service”: as defined in Subsection 11.6. “SOFR”: with respect to any business day, a rate per annum equal to the secured overnight financing rate for such business day published by the Federal Reserve Bank of New York (“FRBNY”) on the FRBNY’s website on the immediately succeeding business day. “SOFR Administrator”: the FRBNY (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website”: the FRBNY’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SONIA”: with respect to any business day, a rate per annum equal to the Sterling Overnight Index Average for such business day published by the Bank of England (or any successor administrator of the Sterling Overnight Index Average) on its website; provided that, if SONIA as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of calculating such rate. “Special Notice Currency”: at any time, an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe. “Specified Availability”: at any time, Availability at such time but calculated as if (a) no Availability Reserves have been imposed or are in effect and (b) Eligible Cash is equal to zero. “Specified Default”: (a) the occurrence and continuance of an Event of Default under Subsection 9.1(b) as a result of a material breach of any representation or warranty set forth in Subsection 5.23 or Subsection 5.24, (b) the occurrence and continuance of an Event of Default under Subsection 9.1(c) as a result of the failure of any Loan Party to comply with the terms of Subsection 4.16, a failure to comply with the delivery obligations with respect to Borrowing Base Certificates set forth in Subsection 7.2(f) or, solely to the extent tested under this Agreement, a failure to comply with the terms of Subsection 8.1 or (c) the occurrence and continuance of an Event of Default under Subsection 9.1(a) or Subsection 9.1(f). “Specified Equity Contribution”: any cash equity contribution (excluding any Excluded Contribution or any other equity contribution made or used for any other purpose under this Agreement) made to any Parent Entity in exchange for Permitted Cure Securities; provided that (a) (i) such cash equity contribution to any Parent Entity and (ii) the contribution of any proceeds therefrom to, and the receipt thereof by, the U.S. Borrower occur (x) after the last day of a Fiscal Quarter (or Fiscal Year) and (y) (A) on or prior to the date that is 10 Business Days after the date on which financial statements are required to be delivered for such Fiscal Quarter (or

82 Fiscal Year) pursuant to Subsection 7.1(a) or 7.1(b) or (B) on the date on which a Borrowing Base Certificate is delivered (provided that the right to make a cash equity contribution for Permitted Cure Securities under this clause (a)(i)(y)(B) shall be limited to no more than once in each Fiscal Period) in accordance with Subsection 7.2(f); (b) the U.S. Borrower identifies such equity contribution as a “Specified Equity Contribution” in a certificate of a Responsible Officer of the U.S. Borrower delivered to the Administrative Agent; (c) in each four Fiscal Quarter period, there shall exist at least two Fiscal Quarters in respect of which no Specified Equity Contribution shall have been made; (d) no more than five Specified Equity Contributions may be made during the term of this Agreement; and (e) the amount of any Specified Equity Contribution included in the calculation of Consolidated EBITDA hereunder shall be limited to the amount required to effect or continue compliance with Subsection 8.1 hereof, whether or not a Compliance Period is in effect, and such amount shall be added to Consolidated EBITDA solely when calculating Consolidated EBITDA for purposes of determining compliance with Subsection 8.1. “Specified Transaction”: (a) any Restricted Payment pursuant to Subsection 8.3(i), (b) any acquisition permitted pursuant to clause (c)(i) of the definition of “Permitted Acquisition”, (c) any investment permitted pursuant to clause (u) of the definition of “Permitted Investments” and (d) any payment, repurchase or redemption pursuant to Subsection 8.6(a). “Specified Transaction (EBITDA)”: any Investment that results in a Person becoming a Restricted Subsidiary, any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, any Permitted Acquisition or any Asset Sale that results in a Restricted Subsidiary ceasing to be a Subsidiary of a Borrower or any Asset Sale with respect to a business unit, line of business or division of a Borrower or a Restricted Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise. “Spot Rate”: the rate quoted by the applicable Issuing Lender to be the rate quoted by it as the spot rate for the purchase by it of Dollars with Canadian Dollars through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made. “Stated Amount”: at any time, as to any Letter of Credit, the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met). “Stated Maturity”: with respect to any Indebtedness, the date specified in such Indebtedness as the fixed date on which the payment of principal of such Indebtedness is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase or repayment of such Indebtedness at the option of the holder thereof upon the happening of any contingency). “Store”: any store operated, or to be operated, by any Qualified Loan Party. “Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity (a) of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers

83 of such corporation, partnership, limited liability company or other entity are at the time owned by such Person, or (b) the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person and, in the case of this clause (b), which is treated as a consolidated subsidiary for accounting purposes. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the U.S. Borrower. “Subsidiary Borrowers”: each Domestic Subsidiary that is a Wholly Owned Subsidiary and a Restricted Subsidiary that becomes a Borrower after five days’ written notice to the Administrative Agent pursuant to a Borrower Joinder, together with their respective successors and assigns, subject to satisfaction of each Lender’s approval process with respect to applicable “know your customer” provisions and similar provisions of anti-money laundering rules and regulations. Upon receipt thereof the Administrative Agent shall promptly transmit each such notice to each of the Lenders; provided that any failure to do so by the Administrative Agent shall not in any way affect the status of any such Domestic Subsidiary as a Subsidiary Borrower hereunder. “Subsidiary Guarantor”: (x) each Domestic Subsidiary (other than any Borrower and any Excluded Subsidiary) of the U.S. Borrower which executes and delivers a Subsidiary Guaranty pursuant to Subsection 7.9 or otherwise, in each case, unless and until such time as the respective Subsidiary Guarantor (a) ceases to constitute a Domestic Subsidiary of the U.S. Borrower in accordance with the terms and provisions hereof, (b) is designated an Unrestricted Subsidiary pursuant to the terms of this Agreement or (c) is released from all of its obligations under the Subsidiary Guaranty in accordance with terms and provisions thereof and (y) each other Subsidiary of the U.S. Borrower which the U.S. Borrower causes to execute and deliver a Subsidiary Guaranty pursuant to the last sentence of Subsection 7.9(b) or otherwise, in each case, unless and until such time as the respective Subsidiary Guarantor (a) ceases to constitute a Subsidiary of the U.S. Borrower in accordance with the terms and provisions hereof, (b) is designated an Unrestricted Subsidiary pursuant to the terms of this Agreement or (c) is released from all of its obligations under the Subsidiary Guaranty in accordance with terms and provisions thereof. “Subsidiary Guaranty”: the guaranty of the Obligations of the Borrowers under the Loan Documents provided pursuant to the Guarantee and Collateral Agreements. “Successor Borrower”: as defined in Subsection 8.2(a). “Supermajority Lenders”: Lenders the sum of whose outstanding Commitments (or after the termination thereof, outstanding Individual Lender Exposures) representing more than 66 ⅔% of the sum of the aggregate amount of the aggregate Commitments less the Commitments of all Defaulting Lenders and Disqualified Lenders (or after the termination thereof, the sum of the Individual Lender Exposures of Non-Defaulting Lenders and non-Disqualified Lenders) at such time. “Suppressed Availability Incremental Facility”: as defined in the definition of “Available Incremental Amount” in this Subsection 1.1.

84 “Swingline Commitment”: the Swingline Lender’s obligation to make Swingline Loans pursuant to Subsection 2.4. “Swingline Exposure”: at any time the aggregate principal amount at such time of all outstanding Swingline Loans, including U.S. Dollar Facility Swing Line Loans and Multicurrency Sub-Facility Swing Line Loans. The Swingline Exposure of any Revolving Credit Lender at any time shall equal its Commitment Percentage of the aggregate Swingline Exposure at such time. “Swingline Lender”: as defined in the Preamble hereto. “Swingline Loan Participation Certificate”: a certificate in substantially the form of Exhibit F hereto. “Swingline Loans”: the U.S. Dollar Facility Swing Line Loans and Multicurrency Sub-Facility Swing Line Loans, each as defined in Subsection 2.4(a). “Swingline Note”: as defined in Subsection 2.4(c). “T2”: the real time gross settlement system operated by the Eurosystem, or any successor system. “TARGET Day”: any day on which T2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Taxes”: any and all present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority. “Tax Return”: all returns, statements, filings, attachments and other documents or certifications filed or required to be filed in respect of Taxes. “Temporary Cash Investments”: any of the following: (i) any investment in (x) direct obligations of the United States of America, Canada, the United Kingdom, Switzerland, a member state of the European Union or any country in whose currency funds are being held pending their application in the making of an investment or capital expenditure by the U.S. Borrower or a Restricted Subsidiary in that country or with such funds, or any agency or instrumentality of any thereof or obligations Guaranteed by the United States of America, Canada, the United Kingdom, Switzerland or a member state of the European Union or any country in whose currency funds are being held pending their application in the making of an investment or capital expenditure by the U.S. Borrower or a Restricted Subsidiary in that country or with such funds, or any agency or instrumentality of any of the foregoing, or obligations guaranteed by any of the foregoing or (y) direct obligations of any foreign country recognized by the United States of America rated at least “A” by S&P or “A-1” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (ii) overnight bank deposits, and investments in time deposit accounts, certificates of deposit, bankers’ acceptances and money

85 market deposits (or, with respect to foreign banks, similar instruments) maturing not more than one year after the date of acquisition thereof issued by (x) any bank or other institutional lender under this Agreement or any affiliate thereof or (y) a bank or trust company that is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital and surplus aggregating in excess of $250,000,000 (or the foreign currency equivalent thereof) and whose long term debt is rated at least “A” by S&P or “A-1” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization) at the time such Investment is made, (iii) repurchase obligations with a term of not more than 30 days for underlying securities or instruments of the types described in clause (i) or (ii) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) Investments in commercial paper, maturing not more than 270 days after the date of acquisition, issued by a Person (other than that of the U.S. Borrower or any of its Subsidiaries), with a rating at the time as of which any Investment therein is made of “P-2” (or higher) according to Moody’s or “A-2” (or higher) according to S&P (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (v) Investments in securities maturing not more than one year after the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least “A” by S&P or “A” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (vi) Indebtedness or Preferred Stock (other than of the U.S. Borrower or any of its Subsidiaries) having a rating of “A” or higher by S&P or “A2” or higher by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (vii) investment funds investing 95.0% of their assets in securities of the type described in clauses (i) through (vi) above (which funds may also hold cash pending investment and/or distribution), (viii) any money market deposit accounts issued or offered by a domestic commercial bank or a commercial bank organized and located in a country recognized by the United States of America, in each case, having capital and surplus in excess of $250,000,000 (or the foreign currency equivalent thereof), or investments in money market funds subject to the risk limiting conditions of Rule 2a-7 (or any successor rule) of the SEC under the Investment Company Act of 1940, as amended and (ix) similar investments approved by the Board of Directors in the ordinary course of business. “Termination Date”: the earlier of (i) the date which is the five year anniversary of the Closing Date and (ii) the Maturity Date. “Term Benchmark”: when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to Term SOFR, the EURIBOR Rate or Term CORRA. “Term CORRA”: with respect to any Term Benchmark borrowing denominated in Canadian Dollars, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any

86 Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than five (5) Business Days prior to such Periodic Term CORRA Determination Day; provided further that, if Term CORRA as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of calculating such rate. “Term CORRA Administrator”: CanDeal Benchmark Administration Services, Inc., TSX Inc., or any successor administrator. “Term CORRA Loan”: a Loan that bears interest at a rate based on Term CORRA. “Term CORRA Notice”: a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term CORRA Reelection Event. “Term CORRA Reelection Event”: the determination by the Administrative Agent that (a) Term CORRA has been recommended for use by the Relevant Governmental Body, (b) the administration of Term CORRA is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event, has previously occurred resulting in a Benchmark Replacement in accordance with Subsection 4.7 that is not Term CORRA. “Term CORRA Reference Rate”: the forward-looking term rate based on CORRA. “Term SOFR”: for the applicable Corresponding Tenor as of the applicable Reference Time, the Term SOFR Reference Rate; provided that, if Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of calculating such rate. “Term SOFR Determination Day” has the meaning assigned to it under the definition of “Term SOFR Reference Rate.” “Term SOFR Rate Loan”: a Loan that bears interest at a rate based on Term SOFR. “Term SOFR Reference Rate”: for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term SOFR Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator at approximately 5:00 a.m., Chicago time, two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then, so long as such day is

87 otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Tranche”: each Tranche of Loans available hereunder, with there being two tranches on the Closing Date; namely, Revolving Credit Loans and Swingline Loans. “Transactions”: collectively, any or all of the following: (i) the entry into this Agreement and the other Loan Documents and the incurrence of Indebtedness thereunder, and (ii) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing). “Transferee”: any Participant or Assignee. “Treasury Management Agreement”: any agreement governing the provision of treasury or cash management services, including netting services, deposit accounts, debit, purchase or credit cards, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, cash pooling, account reconciliation and reporting and trade finance services, including supply chain finance. “Treaty”: the Treaty establishing the European Economic Community, being the Treaty of Rome of March 25, 1957 as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed on February 7, 1992 and came into force on November 1, 1993) and as may, from time to time, be further amended, supplemented or otherwise modified. “Type”: the type of Loan determined based on the currency in which the same is denominated, and the interest option applicable thereto. “UCC”: the Uniform Commercial Code as in effect in the State of New York from time to time. “UK Financial Institution”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement”: the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

88 “Uniform Customs”: the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, as the same may be amended from time to time. “Unpaid Drawing”: drawings on Letters of Credit that have not been reimbursed by the applicable Borrower. “Unrestricted Subsidiary”: (i) any Subsidiary of the U.S. Borrower designated at any time by the Board of Directors as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent and (ii) any Subsidiary of an Unrestricted Subsidiary, provided that the Board of Directors shall only be permitted to designate a Subsidiary as an Unrestricted Subsidiary so long as: (a) immediately after such designation, no Event of Default under Subsection 9.1(a) or 9.1(f) shall have occurred and be continuing; (b) (i) such designation was made at or prior to the Closing Date; or (ii) the Subsidiary to be so designated has Consolidated Total Assets of $1,000 or less at the time of designation; or (iii) if such Subsidiary has Consolidated Total Assets greater than $1,000 at the time of designation, then immediately after giving effect to such designation, the U.S. Borrower and its Restricted Subsidiaries shall be in compliance, on a Pro Forma Basis, with the covenant set forth in Subsection 8.1, whether or not a Compliance Period is in effect, as demonstrated to the reasonable satisfaction of the Administrative Agent; and (c) no Subsidiary shall be designated as an Unrestricted Subsidiary if such Subsidiary owns (directly or indirectly) any Capital Stock or Indebtedness of, or holds any Liens on any property of, any Restricted Subsidiary that is not a Subsidiary of the Subsidiary to be so designated or any Loan Party (unless such Loan Party is not a Borrower and is concurrently being designated an Unrestricted Subsidiary subject to the terms hereof. The designation of any Subsidiary as an Unrestricted Subsidiary shall (x) constitute an Investment by the U.S. Borrower therein (and must comply as such with the limitations on Investments under Subsection 8.12) at the date of designation in an amount equal to the net book value of the U.S. Borrower’s Investment therein and (y) the extent such Subsidiary holds any Borrowing Base Assets, constitute a Disposition of such Borrowing Base Assets by the U.S. Borrower (and such Disposition must be permitted hereunder). The Borrower Representative shall only be permitted to designate an Unrestricted Subsidiary as a Restricted Subsidiary so long as: (a) immediately after such designation, no Event of Default under Subsection 9.1(a) or 9.1(f) shall have occurred and be continuing;

89 (b) immediately after such designation, each of the representations and warranties made by any Loan Party pursuant to this Agreement or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any other Loan Document shall, except to the extent that they relate to a particular date, be true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of such date as if made on and as of such date; provided that for purposes of this clause (b), any representation or warranty with respect to there being no Event of Default that has occurred and is continuing shall be limited to Events of Default under Subsection 9.1(a) and 9.1(f); and (c) immediately after giving effect to such designation, the U.S. Borrower and its Restricted Subsidiaries shall be in compliance, on a Pro Forma Basis, with the covenant set forth in Subsection 8.1, whether or not a Compliance Period is in effect, as demonstrated to the reasonable satisfaction of the Administrative Agent. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time and, in each case, shall be subject to the terms of Subsection 7.9 and Article 8. “Unsecured Indebtedness”: unsecured Indebtedness of the U.S. Borrower and any Restricted Subsidiary. “Unutilized Commitment”: with respect to any Lender at any time, an amount equal to the remainder of (x) such Lender’s Commitment as in effect at such time less (y) such Lender’s Individual Lender Exposure at such time (excluding any Swingline Exposure of such Lender). “U.S. Borrower”: as defined in the Preamble hereto. “U.S. Borrowing Base”: as of any date of determination, shall equal the sum of (without duplication of any asset included in the Canadian Borrowing Base): (a) 90% of the Qualified Loan Parties’ Investment-Grade Eligible Accounts at such time, plus (b) 85% of the Qualified Loan Parties’ Non-Investment-Grade Eligible Accounts at such time, plus (c) 90% of the Qualified Loan Parties’ Eligible Credit Card Receivables, plus (d) 90% of the Net Orderly Liquidation Value of the Qualified Loan Parties’ Eligible Retail Inventory (without duplication in the succeeding clause (e)), plus (e) the lesser of (i) 75% of the initial acquisition cost of the Qualified Loan Parties’ Eligible In-Transit Inventory and (ii) 85% of the Net Orderly Liquidation Value of

90 the Loan Parties’ Eligible In-Transit Inventory, but in no event to exceed, when taken together with amounts referred to clause (e) of the definition of the Canadian Borrowing Base, $75,000,000, plus (f) 85% of the Net Orderly Liquidation Value of the Qualified Loan Parties’ Eligible Distribution Center Inventory, plus (g) 100.0% of the Qualified Loan Parties’ Eligible Cash; provided that, notwithstanding anything to the contrary herein, amounts referred to in this clause (g) when taken together with amounts referred to in clause (g) of the definition of Canadian Borrowing Base, shall not constitute more than 10% of Specified Availability, plus (h) 50% of the Net Orderly Liquidation Value of the Qualified Loan Parties’ Eligible Intellectual Property, but in no event to exceed, when taken together with amounts referred to clause (h) of the definition of Canadian Borrowing Base, $175,000,000; provided that, the dollar amount set forth in this clause (h) shall be reduced automatically on the last day of each Fiscal Quarter, beginning on or around December 31, 2025, based on a twenty-year straight-line amortization schedule (i.e. 1.25% per fiscal quarter), minus (i) the amount of all Availability Reserves (without duplication of Availability Reserves imposed in connection with the Canadian Borrowing Base). For the avoidance of doubt, for purposes of calculating the U.S. Borrowing Base, the Capitalized Variance Balance is added back to the calculation of the U.S. Borrowing Base. “U.S. Dollar Facility Commitment”: as to each U.S. Lender, its obligation to (a) make U.S. Dollar Facility Revolving Loans to the U.S. Borrower pursuant to Subsection 2.1(a)(i), (b) purchase participations in U.S. Dollar Facility L/C Obligations, and (c) purchase participations in U.S. Dollar Facility Swing Line Loans, in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule A under the heading “U.S. Dollar Facility Commitment” or in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate U.S. Dollar Facility Commitments of all Lenders shall be $750,000,000 on the Closing Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement. “U.S. Dollar Facility L/C Advance”: with respect to each Lender, such Lender’s funding of its participation in any U.S. Dollar Facility L/C Borrowing in accordance with its Pro rata Share. “U.S. Dollar Facility L/C Borrowing”: an extension of credit resulting from a drawing under any U.S. Dollar Facility Letter of Credit which has not been reimbursed on the date when made or refinanced as a U.S. Dollar Facility Revolving Loan Borrowing. “U.S. Dollar Facility L/C Credit Extension”: with respect to any U.S. Dollar Facility Letter of Credit, the issuance thereof, extension of the expiry date thereof or the increase of the amount thereof.

91 “U.S. Dollar Facility L/C Obligations”: as at any date of determination, the aggregate amount available to be drawn under all outstanding U.S. Dollar Facility Letters of Credit plus the aggregate of all unreimbursed L/C Disbursements of U.S. Dollar Facility Letters of Credit, including all U.S. Dollar Facility L/C Borrowings. For purposes of computing the amount available to be drawn under any U.S. Dollar Facility Letter of Credit, the amount of such U.S. Dollar Facility Letter of Credit shall be determined in accordance with Subsection 3.1. For all purposes of this Agreement, if on any date of determination a U.S. Dollar Facility Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such U.S. Dollar Facility Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “U.S. Dollar Facility Letter of Credit”: any letter of credit issued hereunder (other than a Multicurrency Sub-Facility Letter of Credit) and shall include the Existing Letters of Credit. A U.S. Dollar Facility Letter of Credit may be a commercial letter of credit or a standby letter of credit and shall be denominated in Dollars. For the avoidance of doubt, a U.S. Dollar Facility Letter of Credit that is a commercial letter of credit shall not include a banker’s acceptance. “U.S. Dollar Facility Letter of Credit Sublimit”: the lesser of (a) $100,000,000 and (b) the Aggregate U.S. Dollar Facility Commitments. The U.S. Dollar Facility Letter of Credit Sublimit is part of, and not in addition to, the Aggregate U.S. Dollar Facility Commitment. “U.S. Dollar Facility Register” has the meaning assigned to such term in Subsection 11.6(b). “U.S. Dollar Facility Revolving Loan” has the meaning assigned to such term in Subsection 2.1(a)(i). “U.S. Dollar Facility Revolving Loan Borrowing”: a borrowing consisting of U.S. Dollar Facility Revolving Loans of the same Type, and, in the case of Term Benchmark Loans, having the same Interest Period. “U.S. Dollar Facility Swing Line”: the revolving credit facility made available by the U.S. Dollar Facility Swing Line Lender pursuant to Subsection 2.4. “U.S. Dollar Facility Swing Line Borrowing”: a borrowing of a U.S. Dollar Facility Swing Line Loan pursuant to Subsection 2.4. “U.S. Dollar Facility Swing Line Lender” has the meaning assigned to such term in the introductory paragraph hereof, or any successor swing line lender hereunder. “U.S. Dollar Facility Swing Line Loan” has the meaning assigned to such term in Subsection 2.4(a). “U.S. Dollar Facility Swing Line Loan Notice”: a notice of a U.S. Dollar Facility Swing Line Borrowing pursuant to Subsection 2.4(a), which shall be substantially in the form of Exhibit B-1.

92 “U.S. Dollar Facility Swing Line Sublimit”: the lesser of (a) $70,000,000 and (b) the Aggregate U.S. Dollar Facility Commitments. The U.S. Dollar Facility Swing Line Sublimit is part of, and not in addition to, the Aggregate U.S. Dollar Facility Commitments. “U.S. GCA”: has the meaning specified in the definition of Guarantee and Collateral Agreements. “U.S. Government Securities Business Day”: any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Loan Parties”: Holdings, the U.S. Borrower, and each Domestic Subsidiary that is a Restricted Subsidiary that is a Loan Party. “U.S. Person”: (i) for purposes of Subsections 5.25 and 8.15 hereof, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States and (ii) for all other purposes, a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate”: as defined in Subsection 4.11(c)(i). “Voting Stock”: as to any entity, all classes of Capital Stock of such entity then outstanding and normally entitled to vote in the election of directors or all interests in such entity with the ability to control the management or actions of such entity. “Wholly Owned Subsidiary”: as to any Person, any Subsidiary of such Person of which such Person owns, directly or indirectly through one or more Wholly Owned Subsidiaries, all of the Capital Stock of such Subsidiary other than directors qualifying shares or shares held by nominees. “Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2. Other Definitional and Interpretive Provisions. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes, any other Loan Document or any certificate or other document made or delivered pursuant hereto.

93 (a) As used herein and in any Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the U.S. Borrower and its Restricted Subsidiaries not defined in Subsection 1.1 and accounting terms partly defined in Subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP. (b) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Any reference herein to any Person shall be construed to include such Person’s successors and assigns permitted hereunder. Any reference herein to financial statements of the U.S. Borrower shall be construed to include financial statements of the U.S. Borrower or any Parent Entity whose financial statements satisfy the U.S. Borrower’s reporting obligations under Subsection 7.1. (c) Financial ratios and other financial calculations pursuant to this Agreement, including calculations pursuant to Subsection 8.1 shall, following any transaction described in the definition of “Pro Forma Basis,” be calculated on a Pro Forma Basis until the completion of four full Fiscal Quarters following such transaction (and shall also be subject to clause (d) below to the extent applicable). (d) [Reserved]. (e) [Reserved]. (f) Any financial ratios required to be maintained pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (rounding up if there is no nearest number). (g) Any references in this Agreement to “cash and/or Cash Equivalents”, “cash, Cash Equivalents and/or Temporary Cash Investments” or any similar combination of the foregoing shall be construed as not double counting cash or any other applicable amount which would otherwise be duplicated therein. (h) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. (i) The Borrowing Base shall be calculated without duplication, including without duplication of any reserves, items that are otherwise addressed or excluded through eligibility criteria or items that are factored into the calculation of collection rates or collection percentages. (j) In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of determining compliance with any provision of this Agreement which requires that no Default, Event of Default, Specified Default or specified Default

94 or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Borrower Representative, be deemed satisfied, so long as no Default, Event of Default, Specified Default or specified Default or Event of Default, as applicable, exists on the date (x) a definitive agreement, notice or announcement, as applicable, for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock or Preferred Stock is given. For the avoidance of doubt, if the Borrower Representative has exercised its option under the first sentence of this clause (j), and any Default, Event of Default, Specified Default or specified Default or Event of Default, as applicable, occurs following the date (x) a definitive agreement, notice or announcement, as applicable, for the applicable Limited Condition Transaction was entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock or Preferred Stock is given and prior to the consummation of such Limited Condition Transaction, any such Default, Event of Default, Specified Default or specified Default or Event of Default, as applicable, shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder. (k) In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of: (i) determining compliance with any provision of this Agreement which requires the calculation of the Consolidated Fixed Charge Coverage Ratio or any other financial measure (but not, for the avoidance of doubt, in determining compliance with the Payment Condition for any purpose hereunder); (A) testing baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated Total Assets or EBITDA); or (B) any other determination as to whether any such Limited Condition Transaction and any related transactions (including any financing thereof) complies with the covenants or agreements contained in this Agreement; in each case, at the option of the Borrower Representative (the Borrower Representative’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date (x) a definitive agreement, notice or announcement, as applicable, for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the

95 United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock or Preferred Stock is given, as applicable (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence or discharge of Indebtedness and Liens and the use of proceeds thereof) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the LCT Test Date for which consolidated financial statements of the U.S. Borrower are available, the U.S. Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or amount shall be deemed to have been complied with. For the avoidance of doubt, if the Borrower Representative has made an LCT Election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio, basket or amount, including due to fluctuations in exchange rates or in EBITDA or Consolidated Total Assets of the U.S. Borrower or the Person subject to such Limited Condition Transaction or any applicable currency exchange rate, at or prior to the consummation of the relevant transaction or action, such ratios, baskets or amounts will not be deemed to have been exceeded as a result of such fluctuations. If the Borrower Representative has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket or amount with respect to the incurrence or discharge of Indebtedness or Liens, or the making of Restricted Payments, Asset Sales, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the U.S. Borrower or the designation of an Unrestricted Subsidiary on or following the relevant LCT Test Date and prior to the earlier of the date on which (1) such Limited Condition Transaction is consummated, (2) the definitive agreement for, or firm offer in respect of, such Limited Condition Transaction (if an acquisition or investment) is terminated or expires without consummation of such Limited Condition Transaction or (3) such notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock or Preferred Stock is revoked or expires without consummation, any such ratio, basket or amount shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence or discharge of Indebtedness and Liens and the use of proceeds thereof) have been consummated. (l) For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws) (collectively, a “Division”), (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Capital Stock at such time. (m) Except as otherwise provided in this Agreement, when the payment of any obligation or the performance of any covenant, duty, or obligation is stated to be due or performance required on (or before) a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the

96 immediately succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. 1.3. Exchange Rates; Currency Equivalents; Letters of Credit. The applicable Issuing Lender shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of the face amount of Letters of Credit denominated in Canadian Dollars and of L/C Disbursements in respect thereof, including any other amounts that will be incurred, outstanding or purposed to be incurred or outstanding in connection therewith. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Each applicable Issuing Lender shall notify the Administrative Agent and the Borrower Representative on each Revaluation Date of the Spot Rates determined by it and the related Dollar Equivalent of L/C Obligations then outstanding. The applicable amount of Canadian Dollars for purposes of any determination under this Agreement or any of the other Loan Documents shall be such Dollar Equivalent amount as so determined by the applicable Issuing Lender and notified to the Borrower and the Administrative Agent in accordance with this Subsection 1.3. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms in the governing rules or law or of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrowers and each Lender shall remain in full force and effect until the Issuing Lender and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. 1.4. Interest Rates; Benchmark Notification. The interest rate on Loans may be derived from an interest rate benchmark that may be discontinued or is, or may in future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Subsection 4.7(b) provides the mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Subsection 4.7(b) and (ii) the implementation of any

97 Benchmark Replacement Conforming Changes hereunder), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the rate being replaced or have the same volume or liquidity as did the rate being replaced prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Loan Parties. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Loan Party, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.5. Alternative Currencies. (a) The Borrowers may from time to time request that Term Benchmark Loans or RFR Loans be made and/or Multicurrency Sub-Facility Letters of Credit be issued in a currency other than Dollars, Canadian Dollars, Euros and Pounds Sterling; provided that such requested currency is a lawful currency that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Term Benchmark Loans or RFR Loans, such request shall be subject to the approval of the Administrative Agent and the Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the applicable Issuing Lender. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Extension of Credit (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the Issuing Lender, in its or their sole discretion). In the case of any such request pertaining to Term Benchmark Loans or RFR Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Issuing Lender shall promptly notify the applicable Issuing Lender thereof. Each Lender (in the case of any such request pertaining to Term Benchmark Loans or RFR Loans) or the applicable Issuing Lender (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Term Benchmark Loans or RFR Loans or the issuance of Letters of Credit, as the case may be, in such requested currency. (c) Any failure by a Lender or the applicable Issuing Lender, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the applicable Issuing Lender, as the case may be, to permit Term Benchmark Loans or RFR Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Lenders consent to making Term

98 Benchmark Loans or RFR Loans in such requested currency, the Administrative Agent shall so notify the Borrowers and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any borrowings of Term Benchmark Loans or RFR Loans; and if the Administrative Agent and the applicable Issuing Lender consents to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the U.S. Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Subsection 1.5, the Administrative Agent shall promptly so notify the U.S. Borrower. (d) The Administrative Agent and the U.S. Borrower, may, without the consent of any Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the U.S. Borrower, to effect the provisions of this Subsection 1.5, and for the avoidance of doubt, this Subsection 1.5(d) shall supersede any provisions in Subsections 1.5(b) and (c) or Subsection 11.1 to the contrary, but no such amendment shall curtail any right specifically granted to any Lender under Subsection 1.5(a) or (b). 1.6. Canadian Terms. (a) All terms used in this Agreement which are defined in Article 8 or Article 9 of the UCC, when used to define a category or categories of the Collateral which is subject to the PPSA, shall include the equivalent category or categories of property set forth in the applicable PPSA. Without limiting the generality of the foregoing, (i) any term defined in this Agreement by reference to the “Uniform Commercial Code” or “UCC” with respect to the Canadian Loan Parties or Canadian Collateral shall also have any extended, alternative or analogous meaning given to such term in the applicable PPSA and other applicable Canadian laws (including, without limitation, the Bills of Exchange Act (Canada) and the Depository Bills and Notes Act (Canada)), in all cases for the extension, preservation or betterment of the security and rights of the Collateral, (ii) any and all references in this Agreement to Article 7, Article 8 or Article 9 of the UCC shall be deemed to refer also to applicable Canadian securities transfer laws including the Securities Transfer Act, 2006 (Ontario), as amended from time to time, (iii) any and all references in this Agreement to a financing statement, continuation statement, amendment or termination statement shall be deemed to refer also to the analogous documents used under the applicable PPSA, including, without limitation, where applicable, financing change statements, (iv) any and all references to federal or state securities law of the United States shall be deemed to refer also to analogous federal and provincial securities laws in Canada, and (v) any and all references to state or federal bankruptcy laws shall be deemed to refer also to any insolvency proceeding occurring in Canada or under Canadian federal, provincial or territorial law. (b) For purposes of any assets, liabilities or entities located in the Province of Québec and for all other purposes pursuant to which the interpretation or construction of this Agreement may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (i) “personal property” shall be deemed to include “movable property”, (ii) “real property” shall be deemed to include “immovable property”, (iii) “tangible property” shall be deemed to include “corporeal property”, (iv) “intangible property” shall be deemed to include “incorporeal property”, (v) “security interest”, “mortgage” and “lien”

99 shall be deemed to include a “hypothec”, “prior claim”, “reservation of ownership” and a resolutory clause, (vi) all references to filing, registering or recording under the PPSA or UCC shall be deemed to include publication under the Civil Code of Québec, (vii) all references to “perfection” of or “perfected” liens or security interest shall be deemed to include a reference to an “opposable” or “set up” hypothec as against third parties, (viii) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (ix) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (x) an “agent” shall be deemed to include a “mandatary”, (xi) “construction liens” or “mechanics, materialmen, repairmen, construction contractors or other like Liens” shall be deemed to include “legal hypothecs” and “legal hypothecs in favour of persons having taken part in the construction or renovation of an immovable”; (xii) “joint and several” shall be deemed to include “solidary”; (xiii) “gross negligence or wilful misconduct” shall be deemed to be “intentional or gross fault”; (xiv) “beneficial ownership” shall be deemed to include “ownership”; (xv) “legal title” shall be deemed to include “holding title on behalf of an owner as mandatary or prete-nom”; (xvi) “easement” shall be deemed to include “servitude”; (xvii) “priority” shall be deemed to include “rank” or “prior claim”, as applicable; (xviii) “survey” shall be deemed to include “certificate of location and plan”; (xix) “state” shall be deemed to include “province”; “territory”, “commonwealth” or “district”; (xx) “fee simple title” shall be deemed to include “absolute ownership” and “ownership” (including ownership under a right of superficies); (xxi) “ground lease” shall be deemed to include “emphyteusis” or a “lease with a right of superficies”, as applicable; (xxii) “leasehold interest” shall be deemed to include “a valid lease”; and (xxiii) “lease” shall be deemed to include a “leasing contract” ; (xxiv) “accounts” shall include “claims” and “monetary claims”, and (xxv) “guarantee”, “guarantor” shall include “suretyship” and “surety”, respectively. ARTICLE 2 AMOUNT AND TERMS OF COMMITMENTS 2.1. Commitments. (a) Subject to the terms and conditions set forth herein: (i) Each Lender severally agrees to make, at any time and from time to time on or after the Closing Date and prior to the Termination Date to the U.S. Borrower or any Subsidiary Borrower (or their permitted successors hereunder) (on a joint and several basis as between the Borrowers) one or more U.S. Dollar Facility Revolving Loans, which U.S. Dollar Facility Revolving Loans: (1) shall be denominated in Dollars; (2) shall, at the option of the Borrowers, be incurred and maintained as, and/or converted into, ABR Loans or Term SOFR Rate Loans, provided that except as otherwise specifically provided in Subsections 4.9 and 4.10, all U.S. Dollar Facility Revolving Loans comprising the same Borrowing shall at all times be of the same Type;

100 (3) may be repaid and reborrowed in accordance with the provisions hereof; (4) shall not be made (and shall not be required to be made) by any Lender to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the Individual Lender Exposure of such Lender to exceed the amount of its U.S. Dollar Facility Commitment at such time; and (5) shall not be made (and shall not be required to be made) by any Lender to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the sum of the then outstanding U.S. Dollar Facility Swing Line Loans, U.S. Dollar Facility Revolving Loans, U.S. Dollar Facility L/C Obligations, Multicurrency Sub-Facility Swing Line Loans, Multicurrency Sub-Facility Revolving Loans and Multicurrency Sub-Facility L/C Obligations (such sum, the “Aggregate Outstandings”) to exceed Availability. (ii) Each Lender severally agrees to make, at any time and from time to time on or after the Closing Date and prior to the Termination Date to U.S. Borrower or any Subsidiary Borrower (or their permitted successors hereunder) (on a joint and several basis as between the Borrowers) one or more Multicurrency Sub-Facility Revolving Loans, which Multicurrency Sub-Facility Revolving Loans: (1) (x) denominated in Canadian Dollars may be Canadian Prime Rate Loans, Term CORRA Loans or, solely following a Benchmark Transition Event and a Benchmark Replacement Date with respect to Term CORRA, Daily Simple CORRA Loans, (y) denominated in Euros may be EURIBOR Loans and (z) denominated in Pounds Sterling may be SONIA Loans, in each case as further provided herein. Multicurrency Sub-Facility Revolving Loans denominated in an Alternative Currency must be Term Benchmark Loans or RFR Loans; provided that except as otherwise specifically provided in Subsections 4.9 and 4.10, all Multicurrency Sub-Facility Revolving Loans comprising the same Borrowing shall at all times be of the same Type; (2) may be repaid and reborrowed in accordance with the provisions hereof; (3) shall not be made (and shall not be required to be made) by any Lender to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the Individual Lender Exposure of such Lender to exceed the amount of its Multicurrency Sub- Facility Commitment at such time; and

101 (4) shall not be made (and shall not be required to be made) by any Lender to the extent the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause either (A) Aggregate Outstandings to exceed Availability or (B) the sum of the then outstanding Multicurrency Sub-Facility Swing Line Loans, Multicurrency Sub- Facility Revolving Loans and Multicurrency Sub-Facility L/C Obligations to exceed the Aggregate Multicurrency Sub-Facility Commitments as then in effect. (b) Notwithstanding anything to the contrary in Subsection 2.1(a) or elsewhere in this Agreement, the Administrative Agent shall have the right to establish Availability Reserves in such amounts, and with respect to such matters, as the Administrative Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base or Availability including reserves with respect to (i) sums that the Borrowers are or will be required to pay (such as taxes (including payroll and sales taxes), assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases), (ii) sums that the Borrowers are or will be required to pay in connection with any restructuring or work-out of Holdings or any of its Subsidiaries capitalization structure and have not yet paid and (iii) amounts owing by the Borrowers or, without duplication, their respective Restricted Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral, which Lien or trust, in the Permitted Discretion of the Administrative Agent is capable of ranking senior in priority to or pari passu with one or more of the Liens in the Collateral granted in the Security Documents (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral (including any such Liens in respect of Management Guarantees (as defined in a Guarantee and Collateral Agreement)); provided that (x) with respect to any Availability Reserve (other than any Designated Hedging Reserves or Designated Cash Management Reserves), the Administrative Agent shall have provided the U.S. Borrower 3 Business Days’ prior notice of any such establishment; provided that during the period following notice and prior to the imposition of such change, there shall be no Extension of Credit that would result in Excess Availability being less than the amount by which Availability would be reduced after the imposition of such proposed Availability Reserve and (y) with respect to any Designated Hedging Reserves or Designated Cash Management Reserves, (i) the Administrative Agent may establish such Designated Hedging Reserves or Designated Cash Management Reserves immediately upon receiving notice in writing pursuant to Subsection 11.22 and (ii) the Administrative Agent shall increase, reduce or eliminate the amount of any existing Designated Hedging Reserve or existing Designated Cash Management Reserve immediately upon receiving written notice of any adjustment to the amount of such existing Designated Hedging Reserve or existing Designated Cash Management Reserve from the Borrower Representative pursuant to the last sentence of Subsection 11.22 (provided that the Administrative Agent shall not be obligated to establish or increase any Designated Hedging Reserve or Designated Cash Management Reserve if at the time of, and after giving effect to, such establishment or increase, Excess Availability would be less than zero). The amount of any such Availability Reserve shall have a reasonable relationship to the event, condition or other matter that is the basis for the Availability Reserve. Upon delivery of such notice pursuant to the foregoing sentence, the Administrative Agent shall be available at mutually agreed and reasonable times upon request of the applicable Borrower to discuss the proposed Availability Reserve, and any applicable Borrower may take

102 such action as may be required so that the event, condition or matter that is the basis for such Availability Reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of its Permitted Discretion. Notwithstanding anything herein to the contrary, Availability Reserves shall not duplicate (i) eligibility criteria contained in the definition of “Eligible Accounts”, “Eligible Credit Card Receivables”, “Eligible Intellectual Property” or “Eligible Inventory” and vice versa, or (ii) reserves or criteria deducted in computing the value of Eligible Inventory (based on cost and quantity) and vice versa. (c) In the event the Borrowers are unable to comply with (i) the borrowing base limitations set forth in Subsection 2.1(a) or (ii) the conditions precedent to the making of Revolving Credit Loans or the issuance of Letters of Credit set forth in Article 6, the Lenders authorize the Administrative Agent, for the account of the Lenders, to make Revolving Credit Loans to the Borrowers, which may only be made as ABR Loans (each, an “Agent Advance”) for a period commencing on the date the Administrative Agent first receives a notice of Borrowing requesting an Agent Advance until the earliest of (i) the 30th Business Day after such date, (ii) the date the respective Borrowers or Borrower is again able to comply with the Borrowing Base limitations set forth in Subsection 2.1(a) and the conditions precedent to the making of Revolving Credit Loans and issuance of Letters of Credit set forth in Article 6, or obtains an amendment or waiver with respect thereto and (iii) the date the Required Lenders instruct the Administrative Agent to cease making Agent Advances (in each case, the “Agent Advance Period”). The Administrative Agent shall not make any Agent Advance to the extent that at such time the amount of such Agent Advance (A) when added to the aggregate outstanding amount of all other Agent Advances made to the Borrowers at such time, would exceed 10.0% of the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) or (B) when added to the Aggregate Lender Exposure as then in effect (immediately prior to the incurrence of such Agent Advance), would exceed the aggregate Commitments at such time. It is understood and agreed that, subject to the requirements set forth above, Agent Advances may be made by the Administrative Agent in its discretion to the extent the Administrative Agent deems such Agent Advances necessary or desirable (x) to preserve and protect the applicable Collateral, or any portion thereof, (y) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other obligations of the Loan Parties hereunder and under the other Loan Documents or (z) to pay any other amount chargeable to or required to be paid by the Borrowers pursuant to the terms of this Agreement, including payments of reimbursable expenses and other sums payable under the Loan Documents, and that the Borrowers shall have no right to require that any Agent Advances be made. (d) Each Borrower agrees that, upon the request to the Administrative Agent by any Revolving Credit Lender made on or prior to the Closing Date or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Revolving Credit Loans, such Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1 hereto (each, as amended, restated, supplemented, replaced or otherwise modified from time to time, a “Revolving Credit Note”), with appropriate insertions as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the aggregate unpaid principal amount of all Revolving Credit Loans made by such Revolving Credit Lender to such Borrower. Each Revolving Credit Note shall (i) be dated the Closing Date, (ii) be stated to

103 mature on the Termination Date and (iii) provide for the payment of interest in accordance with Subsection 4.1. 2.2. Procedure for Revolving Credit Borrowing. Each of the Borrowers may borrow under the Commitments on the Closing Date and the U.S. Borrower and any Subsidiary Borrower (or any of their permitted successors hereunder) may borrow under the Commitments hereunder on any Business Day after the Closing Date during the Commitment Period, provided that the Borrower Representative shall give the Administrative Agent irrevocable (in the case of any notice except notice with respect to the initial Extension of Credit hereunder, which shall be irrevocable after the funding) notice in substantially the form of Exhibit J-1 hereto or in such other form as may be agreed between the Borrower Representative and the Administrative Agent (each, a “Borrowing Request”) (which Borrowing Request must be received by the Administrative Agent prior to (i) 11:00 a.m., three Business Days prior to the requested date of any borrowing of, conversion to or continuation of Term Benchmark Loans (excluding any Term Benchmark Loans denominated in Euros or Pounds Sterling) or of any conversion of Term Benchmark Loans to ABR Loans or Canadian Prime Rate Loans, as applicable, (ii) 11:00 a.m., five Business Days prior to the requested date of any borrowing of, conversion to or continuation of RFR Loans (excluding any RFR Loans denominated in Euros or Pounds Sterling), (iii) 12:00 p.m., three Business Days prior to the requested date of any borrowing of Term Benchmark Loans denominated in Euros, (iv) 12:00 p.m., five RFR Business Days prior to the requested date of any borrowing of RFR Loans denominated in Pounds Sterling, (v) 11:00 a.m., on the Business Day of the requested date of any borrowing of ABR Loans, (vi) 11:00 a.m., one Business Day prior to the requested date of any borrowing of Canadian Prime Rate Loans and (vii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Term Benchmark Loans or RFR Loans denominated in Alternative Currencies. Each Borrowing Request in respect of U.S. Dollar Facility Revolving Loans by a Borrower pursuant to this Subsection 2.2 must be appropriately completed and signed by a Responsible Officer of the U.S. Borrower. Each Borrowing Request in respect of Multicurrency Sub-Facility Revolving Loans by the applicable Borrower pursuant to this Subsection 2.2 must be appropriately completed and signed by a Responsible Officer of the applicable Borrower. Each borrowing of, conversion to or continuation of Term Benchmark Loans or RFR Loans denominated in Dollars or Canadian Dollars shall be in an amount equal to $1,000,000 or C$1,000,000, as applicable, or a whole multiple of $500,000 or C$500,000, as applicable, in excess thereof. Each borrowing of, conversion to or continuation of Term Benchmark Loans or RFR Loans, as applicable, denominated in Euros, Pounds Sterling or an Alternative Currency shall be in an amount equal to the Dollar Equivalent of $1,000,000 or a whole multiple of $500,000 of such equivalent in excess thereof. Except as provided in Subsections 2.2(c) and 2.4(b), (i) each borrowing of or conversion to ABR Loans or Canadian Prime Rate Loans (other than Swingline Loans) shall be in a principal amount of $200,000 or C$200,000, as applicable, or a whole multiple of $100,000 or C$100,000, as applicable, in excess thereof, and (ii) each borrowing of or conversion to Overnight Rate Loans (other than Swingline Loans) shall be in a principal amount of the Dollar Equivalent, as applicable, of $200,000 or a whole multiple of $100,000 of such equivalent in excess thereof. If any Borrower fails to specify a Type of U.S. Dollar Facility Revolving Loan in a Borrowing Request or if any Borrower fails to give a timely notice requesting a conversion or continuation, then the U.S. Dollar Facility Revolving Loan, shall be made as, or converted to, an ABR Loan. If any Borrower fails to specify a Type of Multicurrency Sub-Facility Revolving Loan in a Borrowing Request or if any Borrower fails to give a timely notice requesting a conversion or continuation, then the

104 Multicurrency Sub-Facility Revolving Loan shall be made as, or converted to, a Canadian Prime Rate Loan (if such Loan is denominated in Canadian Dollars) or an Overnight Rate Loan (if such Loan is denominated in Euros or Pounds Sterling); provided, however, that in the case of a failure to timely request a continuation of Multicurrency Sub-Facility Revolving Loans denominated in an Alternative Currency, such Loans shall be continued as Term Benchmark Loans in their original currency with an Interest Period of one month. Any such automatic conversion to ABR Loans, Canadian Prime Rate Loans or Overnight Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term Benchmark Loans. If a Borrower requests a borrowing of, conversion to, or continuation of Term Benchmark Loans in any such Borrowing Request, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. 2.3. Termination or Reduction of Commitments. The Borrower Representative (on behalf of itself and each other applicable Borrower) shall have the right, upon not less than three Business Days’ (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) notice to the Administrative Agent (who will promptly notify the Lenders), to terminate the Commitments, or, from time to time, to reduce the amount of the Commitments; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swingline Loans made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans and Swingline Loans then outstanding, when added to the sum of the then outstanding L/C Obligations, would exceed the Commitments then in effect and provided, further, that any such notice of termination delivered by the Borrower Representative may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower Representative (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any such reduction shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the applicable Commitments then in effect. 2.4. Swingline Commitments. Subject to the terms and conditions hereof: (a) U.S. Dollar Facility. The U.S. Dollar Facility Swing Line Lender agrees to make swingline loans (individually, a “U.S. Dollar Facility Swing Line Loan”; collectively, the “U.S. Dollar Facility Swing Line Loans”) to any of the Borrowers from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed, together with all then outstanding Multicurrency Sub-Facility Swing Line Loans, the Dollar Equivalent of $50,000,000; provided that at no time may the sum of the then outstanding U.S. Dollar Facility Swing Line Loans, U.S. Dollar Facility Revolving Loans and U.S. Dollar Facility L/C Obligations exceed the lesser of (1) the Aggregate U.S. Dollar Facility Commitments then in effect and (2) the U.S. Borrowing Base then in effect (based on the Borrowing Base Certificate last delivered). U.S. Dollar Facility Swing Line Loans shall be made in minimum amounts of (x) at all times when a Dominion Event is not in existence, $100,000 and (y) at all other times, there will be no minimum amount. Amounts borrowed by any Borrower under this Subsection 2.4 may be repaid and, through but excluding the Termination Date, reborrowed. All U.S. Dollar Facility Swing Line Loans made to any Borrower shall be made in Dollars as ABR Loans, and shall not be entitled to be converted into Term SOFR Rate Loans. The Borrower Representative (on behalf of

105 itself or any other Borrower as the case may be), shall give the U.S. Dollar Facility Swing Line Lender irrevocable notice in the form a U.S. Dollar Facility Swing Line Loan Notice (which notice must be received by the U.S. Dollar Facility Swing Line Lender prior to 1:00 P.M., New York City time, on the requested Borrowing Date) specifying (1) the identity of a Borrower, (2) the amount of the requested U.S. Dollar Facility Swing Line Loan and (3) that the Borrowing is to be of ABR Loans. The proceeds of the U.S. Dollar Facility Swing Line Loans will be made available by the U.S. Dollar Facility Swing Line Lender to the Borrower identified in such notice at an office of the U.S. Dollar Facility Swing Line Lender by crediting the account of such Borrower at such office with such proceeds in Dollars. (b) Multicurrency Sub-Facility. The Multicurrency Sub-Facility Swing Line Lender agrees to make swingline loans (individually, a “Multicurrency Sub-Facility Swing Line Loan”; collectively, the “Multicurrency Sub-Facility Swing Line Loans”) to any of the Borrowers from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed, together with all U.S. Dollar Facility Swing Line Loans then outstanding, the Dollar Equivalent of $50,000,000; provided that at no time may the sum of the then outstanding Multicurrency Sub-Facility Swing Line Loans, Multicurrency Sub-Facility Revolving Loans and Multicurrency Sub-Facility L/C Obligations exceed the lesser of (1) the Aggregate Multicurrency Sub-Facility Commitments then in effect and (2) the Borrowing Base then in effect (based on the Borrowing Base Certificate last delivered). Multicurrency Sub-Facility Swing Line Loans shall be made in minimum amounts of (x) at all times when a Dominion Event is not in existence, $100,000 and (y) at all other times, there will be no minimum amount. Amounts borrowed by any Borrower under this Subsection 2.4 may be repaid and, through but excluding the Termination Date, reborrowed. Each Multicurrency Sub-Facility Swing Line Loan denominated in Canadian Dollars shall be a Canadian Prime Rate Loan. Each Multicurrency Sub- Facility Swing Line Loan denominated in Euros shall be a EURIBOR Loan. Each Multicurrency Sub-Facility Swing Line Loan denominated in Pounds Sterling shall be an RFR Loan. The Borrower Representative (on behalf of itself or any other Borrower as the case may be), shall give the Multicurrency Sub-Facility Swing Line Lender irrevocable notice in the form of a Multicurrency Sub-Facility Swing Line Loan Notice (which notice must be received by the Multicurrency Sub-Facility Swing Line Lender prior to 1:00 P.M., New York City time, on the requested Borrowing Date) specifying (1) the identity of a Borrower, (2) the amount and currency of the requested Multicurrency Sub-Facility Swing Line Loan and (3) the applicable interest rate of the Borrowing. The proceeds of the Multicurrency Sub-Facility Swing Line Loans will be made available by the Multicurrency Sub-Facility Swing Line Lender to the Borrower identified in such notice at an office of the Multicurrency Sub-Facility Swing Line Lender by crediting the account of such Borrower at such office with such proceeds in Dollars, Canadian Dollars, Euros or Pounds Sterling, as applicable. (c) Each of the Borrowers agrees that, upon the request to the Administrative Agent by the Swingline Lender made on or prior to the Closing Date or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence the U.S. Dollar Facility Swing Line Loans or Multicurrency Sub-Facility Swing Line Loans, as applicable, such Borrower will execute and deliver to the Swingline Lender a promissory note substantially in the form of Exhibit A-2 hereto, as applicable, with appropriate insertions (as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, each a “Swingline Note”), payable to the Swingline Lender and representing the obligation of such Borrower to pay

106 the amount of the Swingline Commitment or, if less, the unpaid principal amount of the Swingline Loans made to such Borrower, with interest thereon as prescribed in Subsection 4.1. The Swingline Note shall (i) be dated the Closing Date, (ii) be stated to mature on the Termination Date and (iii) provide for the payment of interest in accordance with Subsection 4.1. (d) The Swingline Lender, at any time in its sole and absolute discretion may, and, at any time as there shall be a Swingline Loan outstanding for more than five Business Days, the Swingline Lender shall, on behalf of the Borrower to which the Swingline Loan has been made (which hereby irrevocably directs and authorizes such Swingline Lender to act on its behalf), request (provided that such request shall be deemed to have been automatically made upon the occurrence of an Event of Default under Subsection 9.1(f)) each Lender, including the Swingline Lender, to make a Revolving Credit Loan as an ABR Loan in an amount equal to such Lender’s Commitment Percentage of the principal amount of all Swingline Loans made in Dollars for the applicable Swingline Loans denominated in Dollars, an RFR Loan in an amount equal to such Lender’s Commitment Percentage of the principal amount of all Swingline Loans made in Pounds Sterling for the applicable Swingline Loans denominated in Pounds Sterling, an RFR Loan in an amount equal to such Lender’s Commitment Percentage of the principal amount of all Swingline Loans made in Euros for the applicable Swingline Loans denominated in Euros and a Canadian Prime Rate Loan in an amount equal to such Lender’s Commitment Percentage of the principal amount of all Swingline Loans denominated in Canadian Dollars for the applicable Swingline Loan is denominated in Canadian Dollars (each, a “Mandatory Revolving Credit Loan Borrowing”) in an amount equal to such Lender’s Commitment Percentage of the principal amount of all of the Swingline Loans (collectively, the “Refunded Swingline Loans”) outstanding on the date such notice is given; provided that the provisions of this Subsection 2.4 shall not affect the obligations of any Borrower to prepay Swingline Loans in accordance with the provisions of Subsection 4.4. Unless the Commitments shall have expired or terminated (in which event the procedures of clause (d) of this Subsection 2.4 shall apply), each Lender hereby agrees to make the proceeds of its Revolving Credit Loan (including any Term SOFR Rate Loan) available to the Administrative Agent for the account of the Swingline Lender at the office of the Administrative Agent prior to 11:00 A.M., New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given notwithstanding (i) that the amount of the Mandatory Revolving Credit Loan Borrowing may not comply with the minimum amount for Revolving Credit Loans otherwise required hereunder, (ii) whether any conditions specified in Article 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Revolving Credit Loan Borrowing and (v) the amount of the Commitment of such, or any other, Lender at such time. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swingline Loans. (e) If the Commitments shall expire or terminate at any time while Swingline Loans are outstanding, each Lender shall, at the option of the Swingline Lender, exercised reasonably, either (i) notwithstanding the expiration or termination of the Commitments, make a Loan as an ABR Loan (which Revolving Credit Loan shall be deemed a “Revolving Credit Loan” for all purposes of this Agreement and the other Loan Documents) or (ii) purchase an undivided participating interest in such Swingline Loans, in either case in an amount equal to such Lender’s Commitment Percentage determined on the date of, and immediately prior to, expiration or termination of the Commitments of the aggregate principal amount of such Swingline Loans; provided that in the event that any Mandatory Revolving Credit Loan Borrowing cannot for any

107 reason be made on the date otherwise required above (including as a result of the commencement of a proceeding under any domestic or foreign bankruptcy, reorganization, dissolution, insolvency, receivership, administration or liquidation or similar law with respect to any Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Revolving Credit Loan Borrowing would otherwise have occurred, but adjusted for any payments received from such Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in such outstanding Swingline Loans as shall be necessary to cause such Lenders to share in such Swingline Loans ratably based upon their respective Commitment Percentages, provided, further, that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of the participation purchased for each day from and including the day upon which the Mandatory Revolving Credit Loan Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate otherwise applicable to Revolving Credit Loans made as ABR Loans. Each Lender will make the proceeds of any Revolving Credit Loan made pursuant to the immediately preceding sentence available to the Administrative Agent for the account of the Swingline Lender at the office of the Administrative Agent prior to 11:00 A.M., New York City time, in Dollars in funds immediately available on the Business Day next succeeding the date on which the Commitments expire or terminate. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Swingline Loans outstanding on the date of termination or expiration of the Commitments. In the event that the Lenders purchase undivided participating interests pursuant to the first sentence of this clause (d), each Lender shall immediately transfer to the Swingline Lender, in Dollars in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a Swingline Loan Participation Certificate dated the date of receipt of such funds and in such amount. (f) Whenever, at any time after the Swingline Lender has received from any Lender such Lender’s participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof (whether directly from a Borrower or otherwise, including proceeds of Collateral applied thereto by the Swingline Lender), or any payment of interest on account thereof, the Swingline Lender will, if such payment is received prior to 11:00 A.M., New York City time, on a Business Day, distribute to such Lender its pro rata share thereof prior to the end of such Business Day and otherwise, the Swingline Lender will distribute such payment on the next succeeding Business Day (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Lender will return to the Swingline Lender any portion thereof previously distributed by the Swingline Lender to it. (g) Each Lender’s obligation to make the Revolving Credit Loans and to purchase participating interests with respect to Swingline Loans in accordance with Subsections 2.4(c) and 2.4(d) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right that such Lender or any of the Borrowers may have against the Swingline Lender, any of the Borrowers or

108 any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in condition (financial or otherwise) of any of the Borrowers; (iv) any breach of this Agreement or any other Loan Document by any of the Borrowers, any other Loan Party or any other Lender; (v) any inability of any of the Borrowers to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such Revolving Credit Loan is to be made or participating interest is to be purchased or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. 2.5. Repayment of Loans. (a) Each Borrower hereby unconditionally promises to pay to the Administrative Agent in Dollars, Canadian Dollars, Euros, Pounds Sterling or an Alternative Currency, as applicable, for the account of: (i) each Lender the then unpaid principal amount of each Revolving Credit Loan of such Lender made to such Borrower, on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Article 9); and (ii) the Swingline Lender, the then unpaid principal amount of the Swingline Loans made to such Borrower, on the Termination Date (or such earlier date on which the Swingline Loans become due and payable pursuant to Article 9). Each Borrower hereby further agrees to pay interest (which payments shall be in Dollars, Canadian Dollars, Euros, Pounds Sterling or an Alternative Currency, as applicable) on the unpaid principal amount of such Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Subsection 4.1. (b) Each Lender (including the Swingline Lender) shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. (c) The Administrative Agent shall maintain the Register pursuant to Subsection 11.6(b), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof, the Borrowers to which such Loan is made, each Interest Period, if any, applicable thereto and whether such Loans are Revolving Credit Loans or Swingline Loans, (ii) the amount of any principal or interest due and payable or to become due and payable from each of the Borrowers to each applicable Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from each of the Borrowers and each applicable Lender’s share thereof. (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Subsection 2.5(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each of the Borrowers therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of any Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement. 2.6. Incremental Facility.

109 (a) So long as no Specified Default exists or would arise therefrom, the Borrower Representative shall have the right, at any time and from time to time after the Closing Date, to request an increase of the aggregate amount of the then outstanding Commitments (the “Incremental Revolving Commitments” or the “Incremental Facilities” and each, an “Incremental Facility”). Notwithstanding anything to contrary herein, the principal amount of any Incremental Facility shall not exceed the Available Incremental Amount at such time; provided that Incremental Revolving Commitments not to exceed $75,000,000 may be provided under a first-in last-out facility (an “Incremental FILO Facility”) subject to the terms and conditions of this Subsection 2.6. The Borrower Representative may seek to obtain Incremental Facilities from existing Lenders or other Persons, as applicable (the “Incremental Facility Increase,” and each Person extending, or Lender extending, Incremental Facilities, each an “Additional Lender”), provided, however, that (i) no Lender shall be obligated to provide an Incremental Facility Increase as a result of any such request by the Borrower Representative, and (ii) any Additional Lender which is not an existing Lender shall be subject to the approval of, the Administrative Agent and, in the case of any Incremental Revolving Commitments, the Swingline Lender, each Issuing Lender and the Borrowers (each such approval not to be unreasonably withheld, conditioned or delayed). Each Incremental Facility Increase shall be in a minimum aggregate amount of at least $15,000,000 and in integral multiples of $5,000,000 in excess thereof. Any Incremental Facility Increase may be denominated in Dollars, Canadian Dollars, Euros, Pounds Sterling or an Alternative Currency. (b) Any Incremental Revolving Commitments (including those provided under an Incremental FILO Facility) (A) shall be guaranteed by the Guarantors and shall rank pari passu in right of (x) priority with respect to the Collateral and (y) payment with respect to the Obligations in respect of the Commitments in effect prior to the applicable Incremental Revolving Commitment Effective Date (other than as set forth in clause (l) of this Subsection 2.6 with respect to an Incremental FILO Facility) and (B) shall be on terms and pursuant to the documentation applicable to the Tranche of the existing Commitments they are increasing; provided that the Applicable Commitment Fee Rate and Applicable Margin relating to the Incremental Revolving Commitments may exceed the Applicable Commitment Fee Rate and Applicable Margin relating to the Tranche of existing Commitments that they are increasing in effect prior to the Incremental Revolving Commitment Effective Date so long as the Applicable Commitment Fee Rate and Applicable Margins relating to all Revolving Credit Loans of such Tranche shall be adjusted to be equal to the Applicable Commitment Fee Rate and Applicable Margin payable to the Lenders providing such Incremental Revolving Commitments. (c) No Incremental Facility Increase shall become effective unless and until each of the following conditions have been satisfied: (i) The Borrower Representative, the Administrative Agent, and any Additional Lender shall have executed and delivered a joinder to the Loan Documents (“Lender Joinder Agreement”) in substantially the form of Exhibit L hereto or in such other form as may be appropriate in the opinion of the Borrower Representative and the Administrative Agent;

110 (ii) The Borrowers shall have paid such fees and other compensation to the Additional Lenders as the Borrower Representative and such Additional Lenders shall agree; (iii) The Borrower Representative shall deliver to the Administrative Agent and the Lenders an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent from counsel to the Borrower Representative reasonably satisfactory to the Administrative Agent and dated such date; (iv) A Revolving Credit Note (to the extent requested) will be issued at the applicable Borrowers’ expense, to each such Additional Lender, to be in conformity with requirements of Subsection 2.1(d) (with appropriate modification) to the extent necessary to reflect the new Commitment of each Additional Lender; (v) The Borrower Representative shall deliver a certificate certifying that (A) the representations and warranties made by the U.S. Borrower and its Restricted Subsidiaries contained herein and in the other Loan Documents are true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the applicable Incremental Revolving Commitment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date, and (B) no Specified Default has occurred and is continuing; and (vi) The applicable Borrowers and Additional Lenders shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested in order to effectuate the documentation of the foregoing. (d) (i) In the case of any Incremental Facility Increase constituting Incremental Revolving Commitments, the Administrative Agent shall promptly notify each Lender as to the effectiveness of such Incremental Facility Increase (with each date of such effectiveness being referred to herein as an “Incremental Revolving Commitment Effective Date”), and at such time (A) the Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Incremental Revolving Commitments, (B) Schedule A shall be deemed modified, without further action, to reflect the revised Commitments and Commitment Percentages of the Lenders and (C) this Agreement shall be deemed amended, without further action, to the extent necessary to reflect any such Incremental Revolving Commitments. (e) In the case of any Incremental Facility Increase, the Administrative Agent, the Additional Lenders and the Borrowers agree to enter into any amendment required to incorporate the addition of the Incremental Facilities (including any Incremental FILO Facility), the pricing of the Incremental Facilities, the maturity date of the Incremental Facilities and such other amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrowers in connection therewith. The Lenders hereby irrevocably authorize the Administrative Agent to enter into such amendments. (f) In connection with the Incremental Facility Increases hereunder, the Lenders and the Borrowers agree that, notwithstanding anything to the contrary in this Agreement,

111 (i) the applicable Borrowers shall, in coordination with the Administrative Agent, (x) repay applicable outstanding Revolving Credit Loans under the applicable Tranche of certain Lenders, and obtain applicable Revolving Credit Loans under the applicable Tranche from certain other Lenders (including the Additional Lenders), or (y) take such other actions as reasonably may be required by the Administrative Agent to the extent necessary so that the Lenders effectively participate in each of the outstanding Revolving Credit Loans under the applicable Tranche, as applicable, pro rata on the basis of their Commitment Percentages (determined after giving effect to any increase in the Commitments pursuant to this Subsection 2.6), and (ii) the applicable Borrowers shall pay to the Lenders any costs of the type referred to in Subsection 4.12 in connection with any repayment and/or Revolving Credit Loans required pursuant to the preceding clause (i). Without limiting the obligations of the Borrowers provided for in this Subsection 2.6, the Administrative Agent and the Lenders agree that they will use commercially reasonable efforts to attempt to minimize the costs of the type referred to in Subsection 4.12 which the Borrowers would otherwise incur in connection with the implementation of an increase in the Commitments. (g) The Incremental FILO Facility may have a separate borrowing base against assets of a type included in the Aggregate Borrowing Base, as agreed by the Borrower, the Administrative Agent and the lenders providing the Incremental FILO Facility. To the extent the Incremental FILO Facility is a revolving facility and there are at any time after the effectiveness of such facility, commitments thereunder to be borrowed against, any Borrowing under this Agreement shall be required to be made first under the Incremental FILO Facility until there is no longer any borrowing availability thereunder (including to the extent that the amount of any borrowing availability is capped by the size of a borrowing base) prior to being permitted be made under the existing Commitments. There shall be no more than one tranche of Incremental FILO Facility outstanding under this Agreement at any time. The Incremental FILO Facility shall provide that all proceeds from the liquidation or other realization of the Collateral shall not be applied to obligations under the Incremental FILO Facility prior to “seventh” priority as set forth in Subsection 10.15. To the extent the Incremental FILO Facility utilizes advance rates, no advance rates applicable to such Incremental FILO Facility, when aggregated with the applicable advance rates set forth in the definition of “U.S. Borrowing Base” or “Canadian Borrowing Base” hereunder, shall be greater than 100%. No Loan Party or any of its Restricted Subsidiaries may prepay loans under the Incremental FILO Facility or terminate or reduce the commitments in respect of the Incremental FILO Facility at any time that other Loans or Commitments and/or reimbursement obligations hereunder are outstanding. ARTICLE 3 LETTERS OF CREDIT 3.1. L/C Commitment. (a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Subsection 3.4(a), agrees to issue (or deemed to issue, in the case of the Existing Letters of Credit) letters of credit (the Existing Letters of Credit and letters of credit issued on and after the Closing Date pursuant to this Article 3, each a “U.S. Dollar Facility Letter of Credit” or “Multicurrency Sub-Facility Letter of Credit”, as applicable, and collectively, the “Letters of Credit” or “L/C”) for the account of the applicable

112 Borrower or (if required by the applicable Issuing Lender, so long as a Borrower is a co-applicant and jointly and severally liable thereunder) any Restricted Subsidiary on any Business Day during the Commitment Period but in no event later than the fifth day prior to the Termination Date in such form as may be approved from time to time by the Issuing Lender; provided that no Letter of Credit shall be issued if, after giving effect to such issuance, (i) the aggregate Extensions of Credit to the Borrowers would exceed the applicable limitations set forth in Subsection 2.1, (ii) the U.S. Dollar Facility L/C Obligations in respect of U.S. Dollar Facility Letters of Credit would exceed, together with the Multicurrency Sub-Facility L/C Obligations in respect of Multicurrency Sub- Facility Letters of Credit, the Dollar Equivalent of $100,000,000, (iii) the Multicurrency Sub- Facility L/C Obligations in respect of Multicurrency Sub-Facility Letter of Credit would exceed, the Dollar Equivalent of Multicurrency Sub-Facility Letter of Credit Sublimit, (iv) Aggregate Outstanding Credit of all the Revolving Credit Lenders would exceed either (A) the Commitments of all the Revolving Credit Lenders then in effect or (B) Availability, (v) the outstanding L/C Exposure in respect of all Letters of Credit issued by such Issuing Lender would exceed such Issuing Lender’s L/C Commitment or (vi) the outstanding L/C Exposure in respect of all Multicurrency Sub-Facility Letters of Credit issued by such Issuing Lender would exceed such Issuing Lender’s Multicurrency Sub-Facility L/C Commitment. (b) Each Letter of Credit shall be denominated in Dollars, Canadian Dollars, Euros, Pounds Sterling or an Alternative Currency and shall be either (i) a standby letter of credit issued to support obligations of the U.S. Borrower or any of its Restricted Subsidiaries (including, for the avoidance of doubt, the Canadian Borrower), contingent or otherwise, which finance or otherwise arise in connection with the working capital and business needs of the U.S. Borrower or its Restricted Subsidiaries, and for general corporate purposes, of the U.S. Borrower or any of its Restricted Subsidiaries, or (ii) a commercial letter of credit in respect of the purchase of goods or services by the U.S. Borrower or any of its Restricted Subsidiaries, and unless otherwise agreed by the applicable Issuing Lender and, in the case of clause (B) below, the Administrative Agent, expire no later than the earlier of (A) one year after its date of issuance and (B) the fifth Business Day prior to the Termination Date. (c) Notwithstanding anything to the contrary in Subsection 3.1(b), if the Borrower Representative so requests in any L/C Request, the applicable Issuing Lender may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension L/C”); provided that any such Auto-Extension L/C must permit the applicable Issuing Lender to prevent any such extension at least once in each 12-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day in each such 12-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable Issuing Lender, the applicable Borrower shall not be required to make a specific request to such Issuing Lender for any such extension. Once an Auto-Extension L/C has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable Issuing Lender to permit the extension of such Letter of Credit at any time to an extended expiry date not later than the earlier of (i) one year from the then-current expiration date at the time of such extension and (ii) the fifth Business Day prior to the Termination Date; provided that such Issuing Lender shall have no obligation to permit any such extension if (x) such Issuing Lender has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Subsection 3.2(c) or otherwise), or (y) it has received notice on or before the day

113 that is two Business Days before the date which has been agreed upon pursuant to the proviso of the first sentence of this clause (c), (1) from the Administrative Agent that any Lender directly affected thereby has elected not to permit such extension or (2) from the Administrative Agent or any Borrower that one or more of the applicable conditions specified in Subsection 6.2 are not then satisfied, or that the issuance of such Letter of Credit would violate this Subsection 3.1. (d) Each Letter of Credit issued by an Issuing Lender shall be deemed to constitute a utilization of the Commitments, and shall be participated in (as more fully described in the following Subsection 3.4) by the Lenders in accordance with their respective Commitment Percentages. All Letters of Credit issued hereunder shall be issued for the account of the applicable Borrower or (if required by the applicable Issuing Lender, so long as a Borrower is a co-applicant and jointly and severally liable thereunder) any Subsidiary. (e) Unless otherwise agreed by the applicable Issuing Lender and the Borrower Representative, each Letter of Credit shall be governed by, and shall be construed in accordance with, the laws of the State of New York, and to the extent not prohibited by such laws, the ISP shall apply to each standby Letter of Credit and the Uniform Customs shall apply to each commercial Letter of Credit. The ISP shall not in any event apply to this Agreement. 3.2. Procedure for Issuance of Letters of Credit. (a) Any Borrower may, from time to time during the Commitment Period but in no event later than the 30th day prior to the Termination Date, request that an Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender and the Administrative Agent at its address for notices specified herein, an L/C Request therefor in the form of Exhibit J-2 hereto (completed to the reasonable satisfaction of such Issuing Lender), and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Upon receipt of any L/C Request, such Issuing Lender will process such L/C Request and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall an Issuing Lender be required, unless otherwise agreed to by such Issuing Lender, to issue any Letter of Credit earlier than five Business Days after its receipt of the L/C Request therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Lender and the applicable Borrower. The applicable Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower Representative promptly following the issuance thereof. No Issuing Lender shall amend, cancel or waive presentation of any Letter of Credit, or replace any lost, mutilated or destroyed Letter of Credit, without the prior written consent of the applicable Borrower. Upon the issuance of any Letter of Credit or amendment, renewal, extension or modification to a Letter of Credit, the applicable Issuing Lender shall promptly notify the Administrative Agent, who shall promptly notify each Lender, thereof, which notice shall be accompanied by a copy of such Letter of Credit or amendment, renewal, extension or modification to a Letter of Credit and the amount of such Lender’s respective participation in such Letter of Credit pursuant to Subsection 3.4. If the applicable Issuing Lender is not the same person as the Administrative Agent, on the first Business Day of each calendar month, such Issuing Lender shall provide to the Administrative Agent a

114 report listing all outstanding Letters of Credit and the amounts and beneficiaries thereof and the Administrative Agent shall promptly provide such report to each Lender. (b) The making of each request for a Letter of Credit by a Borrower shall be deemed to be a representation and warranty by such Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Subsection 3.1. Unless the respective Issuing Lender has received notice from the Required Lenders before it issues a Letter of Credit that one or more of the applicable conditions specified in Subsection 6.2 are not then satisfied, or that the issuance of such Letter of Credit would violate Subsection 3.1, then such Issuing Lender may issue the requested Letter of Credit for the account of the applicable Borrower or Subsidiary in accordance with such Issuing Lender’s usual and customary practices. (c) No Issuing Lender shall be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from issuing such Letter of Credit, or any Requirement of Law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any banking regulatory authority with jurisdiction over such Issuing Lender shall prohibit the issuance of letters of credit generally, or (ii) the issuance of such Letter of Credit would violate one or more existing (as of the date hereof) policies of such Issuing Lender consistently applied by such Issuing Lender to borrowers generally. 3.3. Fees, Commissions and Other Charges. (a) Each Borrower agrees to pay to the Administrative Agent a letter of credit commission with respect to each Letter of Credit issued by such Issuing Lender on its behalf, computed for the period from and including the date of issuance of such Letter of Credit through to the expiration date of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect for Term SOFR Rate Loans that are Revolving Credit Loans calculated based upon the actual number of days elapsed over a 360-day year, of the aggregate amount available to be drawn under such Letter of Credit, payable quarterly in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein. Such commission shall be payable to the Administrative Agent for the account of the applicable Revolving Credit Lenders to be shared ratably among them in accordance with their respective Commitment Percentages. Each Borrower shall pay to the relevant Issuing Lender with respect to each Letter of Credit (i) a fee equal to 0.125% per annum of the Dollar Equivalent of the aggregate amount available to be drawn under such Letter of Credit (or such other amounts as may be agreed by such Borrower and such Issuing Lender) calculated based upon the actual number of days elapsed over a 360-day year, payable quarterly in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Termination Date or such other date as the applicable Commitments shall terminate as provided herein and (ii) normal and customary issuance and administration costs and expenses. Such

115 commissions and fees shall be nonrefundable. Such fees and commissions shall be payable in Dollars. (b) In addition to the foregoing commissions and fees, each Borrower agrees to pay amounts necessary to reimburse the applicable Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by such Issuing Lender within 10 days after demand therefor. (c) The Administrative Agent shall, promptly following any receipt thereof, distribute to the applicable Issuing Lender and the applicable Lenders all commissions and fees received by the Administrative Agent for their respective accounts pursuant to this Subsection 3.3. 3.4. L/C Participations. (a) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Lender or the Lenders, each Issuing Lender hereby irrevocably grants to each Lender, and each Lender hereby acquires from such Issuing Lender, a participation in such Letter of Credit equal to such Lender’s Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, or expiration, termination or cash collateralization of any Letter of Credit and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. All calculations of the Lenders’ Commitment Percentages shall be made from time to time by the Administrative Agent, which calculations shall be conclusive absent manifest error. (b) If the Borrowers fail to reimburse the applicable Issuing Lender on the due date as provided in Subsection 3.5, such Issuing Lender shall notify the Administrative Agent and the Administrative Agent shall notify each Lender of the applicable L/C Disbursement, the payment then due from the applicable Borrowers in respect thereof and such Lender’s Commitment Percentage thereof. Each Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 P.M., New York City time, on such date (or, if such Lender shall have received such notice later than 12:00 P.M., New York City time, on any day, not later than 11:00 A.M., New York City time, on the next succeeding Business Day), the Dollar Equivalent of an amount equal to such Lender’s Commitment Percentage of the unreimbursed L/C Disbursement in the same manner as provided in Subsection 2.2 with respect to Loans made by such Lender, and the Administrative Agent will promptly pay to the applicable Issuing Lender the amounts so received by it from the Lenders. The Administrative Agent will promptly pay to the applicable Issuing Lender any amounts received by it from the applicable Borrowers pursuant to the above clause (a) prior to the time that any Lender makes any payment pursuant to the preceding sentence and any such amounts received by the Administrative Agent from the applicable Borrowers thereafter will be promptly remitted by the Administrative Agent to the Lender that shall have made such payments and to such Issuing Lender, as appropriate.

116 (c) If any Lender shall not have made its Commitment Percentage of such L/C Disbursement available to the Administrative Agent as provided above, each such Lender and each Borrower severally agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with the foregoing to but excluding the date such amount is paid, to the Administrative Agent for the account of the applicable Issuing Lender at (i) in the case of such Borrower, the rate per annum set forth in Subsection 3.5(b) and (ii) in the case of such Lender, a rate determined by the Administrative Agent in accordance with banking industry rules or practices on interbank compensation. 3.5. Reimbursement Obligation of the Borrowers. (a) Each Issuing Lender shall promptly notify the Borrower Representative of any presentation of a draft under any Letter of Credit. Each Borrower hereby agrees to reimburse each Issuing Lender, upon receipt by the Borrower Representative of notice from the applicable Issuing Lender of the date and the Dollar Equivalent of the amount of a draft presented under any Letter of Credit issued on its behalf and paid by such Issuing Lender (an “L/C Disbursement”), for the amount of such draft so paid and any taxes, fees, charges or other costs or expenses reasonably incurred by such Issuing Lender in connection with such payment. Each such payment shall be made to the applicable Issuing Lender, at its address for notices specified herein, in Dollars in immediately available funds, no later than 3:00 P.M., New York City time, on the date which is one Business Day (or, if the Facility is fully drawn on such date and the applicable Borrower does not have sufficient cash on hand to make such payment, two Business Days) after the date on which the Borrower Representative receives such notice, if received prior to 11:00 A.M., New York City time, on a Business Day and otherwise, no later than 3:00 P.M., New York City time, on the next succeeding Business Day; provided that the applicable Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Subsection 2.2 that such payment be financed with ABR Loans or Swingline Loans in an equivalent amount and, to the extent so financed, the applicable Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting ABR Loans or Swingline Loans. In the case of any such reimbursement in Dollars with respect to a Letter of Credit denominated in Canadian Dollars, the applicable Issuing Lender shall notify the Borrower Representative of the Dollar Equivalent of the amount of the draft so paid promptly following determination thereof. (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrowers under this Subsection 3.5(b) from the date the draft presented under the affected Letter of Credit is paid to the date on which the applicable Borrower is required to pay such amounts pursuant to clause (a) above at the rate which would then be payable on any outstanding ABR Loans that are Revolving Credit Loans and thereafter until payment in full at the rate which would be payable on any outstanding ABR Loans that are Revolving Credit Loans which were then overdue. 3.6. Obligations Absolute. The Reimbursement Obligations of Borrowers as provided in Subsection 3.5 shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein; (ii) any draft or other document presented under a Letter of Credit being proved to be forged, fraudulent, invalid or insufficient in any respect or

117 any statement therein being untrue or inaccurate in any respect; (iii) payment by any Issuing Lender under a Letter of Credit against presentation of a draft or other document that fails to comply with the terms of such Letter of Credit; (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Article 3, constitute a legal or equitable discharge of, or provide a right of setoff against, the obligations of any Borrower hereunder; (v) the fact that a Default shall have occurred and be continuing; or (vi) any material adverse change in the business, property, results of operations, prospects or condition, financial or otherwise, of the U.S. Borrower and its Restricted Subsidiaries. None of the Agents, the Lenders, the Issuing Lenders or any of their affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lenders; provided that the foregoing shall not be construed to excuse any Issuing Lender from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable Requirements of Law) suffered by the Borrowers that are caused by such Issuing Lender’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the applicable Issuing Lender (as finally determined by a court of competent jurisdiction), such Issuing Lender shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. 3.7. L/C Disbursements. The applicable Issuing Lender shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Lender shall promptly give written notice to the Administrative Agent and the Borrower Representative of such demand for payment and whether such Issuing Lender has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve Borrower of its Reimbursement Obligation to such Issuing Lender and the Lenders with respect to any such L/C Disbursement (other than with respect to the timing of such Reimbursement Obligation set forth in Subsection 3.5). 3.8. L/C Request. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any L/C Request or other application or agreement submitted by any Borrower or any Subsidiary, to, or entered into by any Borrower or any Subsidiary with, any Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

118 3.9. Cash Collateralization. If the maturity of the Loans has been accelerated, the Borrowers shall then deposit on terms and in accounts satisfactory to the Administrative Agent, in the name of the Collateral Agent and for the benefit of the applicable Lenders, an amount in cash equal to the L/C Obligations as of such date plus any accrued and unpaid interest thereon. Funds so deposited shall be applied by the Administrative Agent to reimburse the applicable Issuing Lender for L/C Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be applied to satisfy other Obligations of the Borrowers under this Agreement. 3.10. Additional Issuing Lenders. The Borrower Representative may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed) and such Lender, designate one or more additional Lenders to act as an issuing lender under the terms of this Agreement. Any Lender designated as an issuing lender pursuant to this Subsection 3.10 shall be deemed to be an “Issuing Lender” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Lender or Issuing Lenders and such Lender. The Administrative Agent shall notify the Lenders of any such additional Issuing Lender. If at any time there is more than one Issuing Lender hereunder, the Borrower Representative may, in its discretion, select which Issuing Lender is to issue any particular Letter of Credit. 3.11. Resignation or Removal of the Issuing Lender. Any Issuing Lender may resign as Issuing Lender hereunder at any time upon at least 30 days’ prior notice to the Lenders, the Administrative Agent and the Borrower Representative. Any Issuing Lender may be replaced at any time by written agreement among the Borrower Representative, each Agent, the replaced Issuing Lender and the successor Issuing Lender. The Administrative Agent shall notify the Lenders of any such resignation or replacement of an Issuing Lender. At the time any such resignation of an Issuing Lender shall become effective, the applicable Borrowers shall pay all unpaid fees accrued for the account of the retiring Issuing Lender pursuant to Subsection 3.3. From and after the effective date of any such resignation or replacement, (i) the successor Issuing Lender shall have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “Issuing Lender” shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context requires. After the resignation or replacement of an Issuing Lender, the retiring or replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit. ARTICLE 4 GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT 4.1. Interest Rates and Payment Dates. (a) Each Term SOFR Rate Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Term SOFR determined for

119 such day (or, in the event of a Benchmark Transition Event, the applicable reference rate determined for such day) plus the Applicable Margin in effect for such day. (b) Each ABR Loan denominated in Dollars shall bear interest for each day that it is outstanding at a rate per annum equal to the Alternate Base Rate in effect for such day plus the Applicable Margin in effect for such day. (c) [Reserved]. (d) Each Term CORRA Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Term CORRA determined for such day (or, in the event of a Benchmark Transition Event, the applicable reference rate determined for such day) plus the Applicable Margin in effect for such day. (e) Each Canadian Prime Rate Loan denominated in Canadian Dollars shall bear interest for each day that it is outstanding at a rate per annum equal to the Canadian Prime Rate in effect for such day plus the Applicable Margin in effect for such day. (f) Each RFR Loan shall bear interest for each day that it is outstanding with respect thereto at a rate per annum equal to the RFR Rate determined for such day (or, in the event of a Benchmark Transition Event, the applicable reference rate determined for such day) plus the Applicable Margin in effect for such day. (g) Each EURIBOR Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the EURIBOR Rate determined for such day (or, in the event of a Benchmark Transition Event, the applicable reference rate determined for such day) plus the Applicable Margin in effect for such day. (h) Each SONIA Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the SONIA rate determined for such day (or, in the event of a Benchmark Transition Event, the applicable reference rate determined for such day) plus the Applicable Margin in effect for such day. (i) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee, letter of credit commission, letter of credit fee or other amount payable hereunder shall not be paid when due (whether at the Stated Maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the relevant foregoing provisions of this Subsection 4.1 plus 2.00%, (y) in the case of overdue interest, the rate that would be otherwise applicable to principal of the related Loan pursuant to the relevant foregoing provisions of this Subsection 4.1 (other than clause (x) above) plus 2.00% and (z) in the case of fees, commissions or other amounts, the rate described in clause (b) of this Subsection 4.1 for ABR Loans that are Revolving Credit Loans accruing interest at the Alternate Base Rate plus 2.00%, in each case from the date of such nonpayment until such amount is paid in full (as well after as before any judgment relating thereto).

120 (j) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to clause (g) of this Subsection 4.1 shall be payable from time to time on demand. (k) It is the intention of the parties hereto to comply strictly with applicable usury laws (including, without limitation, the Criminal Code (Canada)); accordingly, it is stipulated and agreed that the aggregate of all amounts which constitute interest under applicable usury laws, whether contracted for, charged, taken, reserved, or received, in connection with the indebtedness evidenced by this Agreement or any Notes, or any other document relating or referring hereto or thereto, now or hereafter existing, shall never exceed under any circumstance whatsoever the maximum amount of interest allowed by applicable usury laws. 4.2. Conversion and Continuation Options. (a) Subject to its obligations pursuant to Subsection 4.12, the applicable Borrowers may elect from time to time to convert outstanding Revolving Credit Loans from one Type to the other by the Borrower Representative giving the Administrative Agent irrevocable notice of such election prior to: (i) 11:00 a.m., New York City time three Business Days prior to the requested date of any borrowing of, conversion to or continuation of Term Benchmark Loans (excluding any Term Benchmark Loans or RFR Loans, as applicable, denominated in Euros or Pounds Sterling) or of any conversion of Term Benchmark Loans to ABR Loans, Canadian Prime Rate Loans or Overnight Rate Loans, as applicable, (ii) 11:00 a.m., New York City time five Business Days prior to the requested date of any borrowing of, conversion to or continuation of RFR Loans (excluding any RFR Loans denominated in Euros or Pounds Sterling), (iii) 12:00 p.m., New York City time three Business Days prior to the requested date of any borrowing of Term Benchmark Loans denominated in Euros, (iv) 12:00 p.m., New York City Time five RFR Business Days prior to the requested date of any borrowing of RFR Loans denominated in Pounds Sterling, (v) 11:00 a.m., New York City time on the Business Day of the requested date of any borrowing of ABR Loans (other than Canadian Prime Rate Loans), (vi) 11:00 a.m., New York City time one Business Day prior to the requested date of any borrowing of Canadian Prime Rate Loans, (vii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Term Benchmark Loans or RFR Loans denominated in Alternative Currencies (viii) 11:00 a.m., New York City time two Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the requested date of conversion of Term SOFR Loans to ABR Loans, and (ix) 11:00 A.M., New York City time at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the requested date of conversion of ABR Loans to Term SOFR Rate Loans. Any such notice of conversion to a Term Benchmark Loan shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. All or any part of outstanding Term Benchmark Loans, Canadian Prime Rate Loans, Overnight Rate Loans, RFR Loans, Term SOFR Rate Loans or ABR Loans may be converted as provided herein, provided that (i) (unless the Required Lenders otherwise consent) no Loan may be converted into a Term Benchmark Loan when any Default or Event of Default has occurred and is continuing and, in the case of any Default (other than any Default under Subsection 9.1(f)), the Administrative Agent has given notice to the Borrower Representative that no such conversions

121 may be made and (ii) no Loan may be converted into a Term Benchmark Loan after the date that is one month prior to the applicable Termination Date. (b) Any Term Benchmark Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower Representative giving notice to the Administrative Agent of the length of the next Interest Period to be applicable to such Loan, determined in accordance with the applicable provisions of the term “Interest Period” set forth in Subsection 1.1, provided that no Term Benchmark Loan may be continued as such (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default has occurred and is continuing and, in the case of any Default (other than any Default under Subsection 9.1(f)), the Administrative Agent has given notice to the Borrower Representative that no such continuations may be made or (ii) after the date that is one month prior to the applicable Termination Date, and provided, further, that if the Borrower Representative shall fail to give any required notice as described above in this clause (b) or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted (i) in the case of Term Benchmark Loans denominated in Dollars, to ABR Loans, and (ii) in the case of Term Benchmark Loans denominated in Canadian Dollars, to Canadian Prime Rate Loans, in each case, on the last day of such then expiring Interest Period. Upon receipt of any such notice of continuation pursuant to this Subsection 4.2(b), the Administrative Agent shall promptly notify each affected Lender thereof. 4.3. Minimum Amounts; Maximum Sets. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Set shall be equal to the Dollar Equivalent of $500,000 or a whole multiple of Dollar Equivalent $500,000 in excess thereof and so that there shall not be more than 10 Sets at any one time outstanding. 4.4. Optional and Mandatory Prepayments. (a) Each of the Borrowers may at any time and from time to time, upon notice to the Administrative Agent, prepay the Loans made to it and the Reimbursement Obligations in respect of Letters of Credit issued for its account, in whole or in part, subject to Subsection 4.12, without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 1:00 p.m. (i) three Business Days prior to any date of prepayment of Term Benchmark Loans denominated in Dollars or Canadian Dollars; (ii) five RFR Business Days prior to any date of prepayment of RFR Loans denominated in Dollars or Canadian Dollars; (iii) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of such prepayment of Term Benchmark Loans or RFR Loans denominated in Alternative Currencies; and (iv) on the date of prepayment of ABR Loans, Canadian Prime Rate Loans or Overnight Rate Loans; (B) any prepayment of Term Benchmark Loans not denominated in Alternative Currencies shall be in a principal amount of $1,000,000, C$1,000,000 or the Dollar Equivalent of $1,000,000, as applicable, or a whole multiple of $500,000, C$500,000 or $500,000 of such equivalent, as applicable, in excess thereof or, if less, the entire principal amount thereof then outstanding; (C) any prepayment of Term Benchmark Loans or RFR Loans denominated in Alternative Currencies shall be in a minimum Dollar Equivalent amount of $1,000,000 or a whole multiple of $500,000 in excess thereof or, if less, the

122 entire principal amounts outstanding; and (D) any prepayment of ABR Loans, Canadian Prime Rate Loans or Overnight Rate Loans shall be in a principal amount of $200,000, C$200,000 or the Dollar Equivalent or Dollar Equivalent of $200,000, as applicable, or a whole multiple of $100,000, C$100,000 or $100,000 of such equivalent, as applicable, in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall be in the form of Exhibit J-1 and shall specify the date and amount of such prepayment, the Type(s) of Loans to be prepaid, and whether a U.S. Dollar Facility Revolving Loan or a Multicurrency Sub-Facility Revolving Loan is being prepaid. Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. If any such notice is given, the amount specified in such notice shall (subject to Subsection 4.4(g)) be due and payable on the date specified therein, together with any amounts payable pursuant to Subsection 4.12, with respect to the applicable Revolving Credit Loans and the Reimbursement Obligations pursuant to this Section and shall (unless the Borrower Representative otherwise directs) be applied, first, to payment of the Swingline Loans then outstanding, second, to payment of the Revolving Credit Loans then outstanding, third, to payment of any Reimbursement Obligations then outstanding, and last, to cash collateralize any outstanding L/C Obligation on terms reasonably satisfactory to the Administrative Agent. Partial prepayments pursuant to this Subsection 4.4(a) shall be in multiples of $250,000, as applicable; provided that, notwithstanding the foregoing, any Loan may be prepaid in its entirety. (b) On any day (other than during an Agent Advance Period) on which the Dollar Equivalent of the Aggregate Lender Exposure or the unpaid balance of Extensions of Credit to, or for the account of, the Borrowers exceeds Availability at such time, the Borrowers shall prepay on such day the principal of outstanding Swingline Loans and Revolving Credit Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Credit Loans, the aggregate Dollar Equivalent of the amount of the L/C Obligations exceeds the Aggregate Borrowing Base at such time (based on the Borrowing Base Certificate last delivered), the Borrowers shall pay to the Administrative Agent on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to such L/C Obligations at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Borrowers to the Issuing Lenders and the Revolving Credit Lenders hereunder in a cash collateral account to be established by, and under the sole dominion and control of, the Administrative Agent. (c) The Borrowers shall prepay all Swingline Loans then outstanding simultaneously with each borrowing by them of Revolving Credit Loans. (d) [Reserved]. (e) For avoidance of doubt, the Commitments shall not be correspondingly reduced by the amount of any prepayments of Revolving Credit Loans, payments of Reimbursement Obligations and cash collateralizations of L/C Obligations, in each case, made under Subsection 4.4(b). (f) Notwithstanding the foregoing provisions of this Subsection 4.4, if at any time any prepayment of the Loans pursuant to Subsection 4.4(a) or 4.4(b) would result, after giving effect to the procedures set forth in this Agreement, in any Borrower incurring breakage costs

123 under Subsection 4.12 as a result of Term Benchmark Loans being prepaid other than on the last day of an Interest Period with respect thereto, then, the relevant Borrower may, so long as no Default or Event of Default shall have occurred and be continuing, in its sole discretion, initially (i) deposit a portion (up to 100.0%) of the amounts that otherwise would have been paid in respect of such Term Benchmark Loans with the Administrative Agent (which deposit must be equal in amount to the amount of such Term Benchmark Loans not immediately prepaid), to be held as security for the obligations of such Borrower to make such prepayment pursuant to a cash collateral agreement to be entered into on terms reasonably satisfactory to the Administrative Agent with such cash collateral to be directly applied upon the first occurrence thereafter of the last day of an Interest Period with respect to such Loans (or such earlier date or dates as shall be requested by such Borrower) or (ii) make a prepayment of the Revolving Credit Loans in accordance with Subsection 4.4(a) with an amount equal to a portion (up to 100.0%) of the amounts that otherwise would have been paid in respect of such Term Benchmark Loans (which prepayment, together with any deposits pursuant to clause (i) above, must be equal in amount to the amount of such Term Benchmark Loans not immediately prepaid); provided that, notwithstanding anything in this Agreement to the contrary, none of the Borrowers may request any Extension of Credit under the Commitments that would reduce Excess Availability to an amount that is less than the amount of such prepayment until the related portion of such Term Benchmark Loans have been prepaid upon the first occurrence thereafter of the last day of an Interest Period with respect to such Term Benchmark Loans; provided further, in the case of either clause (i) or (ii) above, such unpaid Term Benchmark Loans shall continue to bear interest in accordance with Subsection 4.1 until such unpaid Term Benchmark Loans or the related portion of such Term Benchmark Loans, as the case may be, have or has been prepaid. (g) If a notice of prepayment in connection with a repayment of all outstanding Loans is given in connection with a conditional notice of termination of Commitments as contemplated by Subsection 2.3, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Subsection 2.3. (h) Notwithstanding anything to the contrary herein, this Subsection 4.4 may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendments) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of Loans added pursuant to Subsections 2.6. 4.5. Commitment Fees; Administrative Agent’s Fee; Other Fees. (a) Each Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a commitment fee for the period from and including the first day of the Commitment Period to the Termination Date, computed at the Applicable Commitment Fee Rate on the average daily amount of the Unutilized Commitment of such Revolving Credit Lender during the period for which payment is made, payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first such date to occur after the date hereof.

124 (b) Each Borrower agrees to pay to the fees set forth in the Fee Letter on the payment dates set forth therein. 4.6. Computation of Interest and Fees. (a) All computations of interest for RFR Loans denominated in Pounds Sterling and ABR Loans when the Alternate Base Rate is determined by JPMCB’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All computations of interest for Canadian Prime Rate Loans, Term CORRA Loans and RFR Loans denominated in Canadian Dollars shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, continued or converted from a Loan of another Type and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Subsection 2.5, bear interest for one day. (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on each of the Borrowers and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower Representative or any Lender, deliver to the Borrower Representative or such Lender a statement showing in reasonable detail the calculations used by the Administrative Agent in determining any interest rate pursuant to Subsection 4.1, excluding any ABR Loan which is based upon the Alternate Base Rate. (c) For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Loan Documents (and stated herein or therein, as applicable, to be computed on the basis of 360 days or any other period of time less than a calendar year) are equivalent are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, respectively. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement and the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields. 4.7. Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Subsection 4.7, if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Term SOFR Rate, the EURIBOR Rate or Term CORRA (including because the Relevant Screen Rate is not available or published on a current basis), for the applicable Agreed Currency and such Interest Period or (B) at any time, that adequate and

125 reasonable means do not exist for ascertaining the applicable Daily Simple RFR, Daily Simple RFR or RFR for the applicable Agreed Currency; or (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Term SOFR Rate, the EURIBOR Rate or Term CORRA for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency and such Interest Period or (B) at any time, the applicable Daily Simple RFR for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency; then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrowers delivers a new Borrowing Request in accordance with the terms of Subsection 2.2, (A) for Loans denominated in Dollars, (1) any Borrowing Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be a Borrowing Request for (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple RFR for Dollar Borrowings is not also the subject of Subsection 4.7(a)(i) or (ii) above or (y) an ABR Borrowing if the Daily Simple RFR for Dollar Borrowings also is the subject of Subsection 4.7(a)(i) or (ii) above and (2) any Borrowing Request that requests an RFR Borrowing shall instead be deemed to be a Borrowing Request for an ABR Borrowing, (B) for Loans denominated in Canadian Dollars, any Borrowing Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be a Borrowing Request for a Canadian Prime Rate Borrowing and (C) for Loans denominated in an Alternative Currency, any Borrowing Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing or an RFR Borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Borrower’s receipt of the notice from the applicable Agent referred to in this Subsection 4.7(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the applicable Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrowers deliver a new Borrowing Request in accordance with the terms of Subsection 2.2, (A) for Loans denominated in Dollars, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the applicable Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple RFR for Dollar Borrowings is not also the subject of Subsection 4.7(a)(i) or (ii) above or (y) an ABR Loan if the Daily Simple

126 RFR for Dollar Borrowings also is the subject of Subsection 4.7(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the applicable Agent to, and shall constitute an ABR Loan, (B) for Loans denominated in Canadian Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the applicable Agent to, and shall constitute a Canadian Prime Rate Loan, and (C) for Loans denominated in Pounds Sterling, Euro or an Alternative Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable currency plus the CBR Spread; provided that, if the applicable Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in such currency shall, at the Borrower’s election prior to such day: (A) be prepaid by the Borrowers on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in such currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable currency plus the CBR Spread; provided that, if the applicable Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable currency cannot be determined, any outstanding affected RFR Loans denominated in such currency, at the Borrowers’ election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such currency) immediately or (B) be prepaid in full immediately. (b) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Benchmark Replacement is provided by the Administrative Agent to the Lenders and the Borrower Representative without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (other than as set forth in the definition of “Benchmark Replacement”) so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement

127 Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document (other than as set forth in the definition of “Benchmark Replacement”). Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, with respect to a Loan denominated in Canadian Dollars, if a Term CORRA Reelection Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term CORRA Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term CORRA Notice after the occurrence of a Term CORRA Reelection Event and may not do so in its sole discretion. (d) The Administrative Agent will promptly notify the Borrower Representative and the Lenders (and in any event within five Business Days) of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, the Borrower Representative or any Lender (or group of Lenders) pursuant to this Subsection 4.7, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Subsection 4.7. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or Term CORRA) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers or Borrower’s Representative may revoke any

128 request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) the Borrowers will be deemed to have converted any request for (1) a Term Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to (A) an RFR Borrowing denominated in Dollars so long as the Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event, (2) a Term Benchmark Borrowing denominated in Canadian Dollars into a request for a Borrowing of or conversion to a Canadian Prime Rate Borrowing or (y) any Term Benchmark Borrowing or RFR Borrowing denominated in an Alternative Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Alternate Base Rate and Canadian Prime Rate, as applicable, based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternate Base Rate and Canadian Prime Rate, as applicable. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Subsection 4.7, (A) for Loans denominated in Dollars (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the applicable Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the applicable Agent to, and shall constitute an ABR Loan, (B) for Loans denominated in Canadian Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the applicable Agent to, and shall constitute, a Canadian Prime Rate Loan and (C) for Loans denominated in Pounds Sterling, Euro or an Alternative Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable currency plus the CBR Spread; provided that, if the applicable Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in such currency shall, at the Borrower’s election prior to such day: (A) be prepaid by the Borrowers on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in such currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable currency plus the CBR Spread; provided that, if the applicable Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable currency cannot be determined, any outstanding affected RFR Loans denominated in such currency, at the Borrower’s election, shall either (A) be converted into ABR

129 Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such currency) immediately or (B) be prepaid in full immediately. 4.8. Pro Rata Treatment and Payments. (a) Except as expressly otherwise provided herein, each borrowing of Revolving Credit Loans (for the avoidance of doubt, other than Swingline Loans) by any of the applicable Borrowers from the Lenders hereunder shall be made, each payment by any of the Borrowers on account of any commitment fee in respect of the Commitments hereunder shall be allocated by the Administrative Agent and any reduction of the Commitments of the Lenders, as applicable, shall be allocated by the Administrative Agent in each case pro rata according to the Commitment Percentages of the Lenders. Except as expressly otherwise provided herein, each payment (including each prepayment (but excluding payments made pursuant to Subsection 2.6, 4.5(b), 4.9, 4.10, 4.11, 4.12, 4.13(d), 4.15(c) or 11.1(g))) by any of the applicable Borrowers on account of principal of and interest on any Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Revolving Credit Loans then held by the relevant Revolving Credit Lenders, and each payment on account of principal of and interest on any loans made pursuant to any Tranche established after the date of this Agreement shall be allocated pro rata (or as may otherwise be provided for in the applicable amendment to this Agreement relating to such Tranche) among the Lenders with Incremental Revolving Commitments in respect thereof or with participations in such Tranche (in each case subject to any limitations on non-pro rata payments otherwise provided for in Subsection 2.6(b)). All payments (including prepayments) to be made by any of the Borrowers hereunder, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set-off or counterclaim and shall be made on or prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 P.M., New York City time (or such later time as may be agreed by the Administrative Agent in its reasonable discretion)) on the due date thereof to the Administrative Agent for the account of the Lenders holding the relevant Loans, the Lenders, the Administrative Agent, or the Other Representatives, as the case may be, at the Administrative Agent’s office specified in Subsection 11.2, in Dollars in immediately available funds. Payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute such payments to such Lenders or Other Representatives, as the case may be, if any such payment is received prior to 2:00 P.M., New York City time, on a Business Day, in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent shall distribute such payment to such Lenders or Other Representatives, as the case may be, on the next succeeding Business Day. If any payment hereunder (other than payments on Term Benchmark Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Term Benchmark Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

130 (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrowers in respect of such borrowing a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Subsection 4.8(b) shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, (x) the Administrative Agent shall notify the Borrower Representative of the failure of such Lender to make such amount available to the Administrative Agent and the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to such Loans pursuant to Subsection 4.1 on demand from such Borrower and (y) then such Borrower may, without waiving or limiting any rights or remedies it may have against such Lender hereunder or under applicable law or otherwise, borrow a like amount on an unsecured basis from any commercial bank for a period ending on the date upon which such Lender does in fact make such borrowing available. 4.9. Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof in each case occurring after the Closing Date shall make it unlawful for any Lender to make or maintain any Loans as contemplated by this Agreement (“Affected Loans”), (a) such Lender shall promptly give written notice of such circumstances to the Borrower Representative and the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Affected Loans, continue Affected Loans as such and convert an ABR Loan or Canadian Prime Rate Loan to an Affected Loan shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such Lender to make or maintain such Affected Loans, such Lender shall then have a commitment only to make an ABR Loan or Canadian Prime Rate Loan (or a Swingline Loan) when an Affected Loan is requested and (c) such Lender’s Loans then outstanding as Affected Loans, if any, shall be converted automatically to (i) in the case of an Affected Loan denominated in Dollars, ABR Loans, and (ii) in the case of an Affected Loan denominated in Canadian Dollars, Canadian Prime Rate Loans, in each case, on the respective last days of the then current Interest Periods with respect to such Affected Loans or within such earlier period as required by law. If any such conversion or prepayment of an Affected Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the applicable Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Subsection 4.12. 4.10. Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender or any Issuing Lender, or compliance by any Lender or any Issuing Lender with any request or directive (whether or not having the force

131 of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender or such Issuing Lender becomes an Issuing Lender): (i) shall subject such Lender or such Issuing Lender to any Tax of any kind whatsoever with respect to any Letter of Credit or any L/C Request made or maintained by it, or change the basis of taxation of payments to such Lender in respect thereof, in each case, except for Non-Excluded Taxes and any Excluded Taxes, of such Lender, such Issuing Lender or its applicable lending office, branch, or any affiliate thereof; (ii) [reserved]; or (iii) shall impose on such Lender or such Issuing Lender any other condition (excluding any Tax of any kind whatsoever); and the result of any of the foregoing is to increase the cost to such Lender or such Issuing Lender, by an amount which such Lender or such Issuing Lender deems to be material, of making, converting into, continuing or maintaining Term Benchmark Loans, or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower Representative from such Lender or Issuing Lender, through the Administrative Agent in accordance herewith, the applicable Borrower shall promptly pay such Lender or Issuing Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable with respect to such Loans or Letters of Credit; provided that, in any such case, such Borrower may elect to convert the Term Benchmark Loans made by such Lender hereunder to ABR Loans or Canadian Prime Rate Loans, as applicable, by giving the Administrative Agent at least one Business Day’s (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) notice of such election, in which case such Borrower shall promptly pay to such Lender, upon demand, without duplication, amounts theretofore required to be paid to such Lender pursuant to this Subsection 4.10(a) and such amounts, if any, as may be required pursuant to Subsection 4.12. If any Lender becomes entitled to claim any additional amounts pursuant to this Subsection 4.10(a), it shall provide prompt notice thereof to the Borrower Representative, through the Administrative Agent, certifying (x) that one of the events described in this clause (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this Subsection 4.10(a) submitted by such Lender, through the Administrative Agent, to the Borrower Representative shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Subsection 4.10(a), the Borrowers shall not be required to compensate a Lender (i) pursuant to this Subsection 4.10(a) for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower Representative of such Lender’s intention to claim compensation therefor (except that, if the adoption of or change in any Requirement of Law or in the interpretation or application thereof giving rise to such increased costs or reductions is retroactive, then provided such Lender shall, within six months of such adoption, change, interpretation or application, have notified the Borrower Representative of such Lender’s intention to claim compensation therefor, the six-month period first referred to in

132 this sentence shall be extended to include the period of retroactive effect thereof) and (ii) for any increased costs, if such Lender is applying this provision to the Borrowers in a manner that is inconsistent with its application of “increased cost” or other similar provisions under other syndicated credit agreements to similarly situated borrowers. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (b) If any Lender or any Issuing Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or liquidity or in the interpretation or application thereof or compliance by such Lender or such Issuing Lender or any corporation controlling such Lender or such Issuing Lender with any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) from any Governmental Authority, in each case, made subsequent to the Closing Date, does or shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of such Lender’s or such Issuing Lender’s obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender’s or such Issuing Lender’s or such corporation’s policies with respect to capital adequacy or liquidity) by an amount deemed by such Lender or such Issuing Lender to be material, then from time to time, within 10 Business Days after submission by such Lender to the Borrower Representative (through the Administrative Agent) of a written request therefor certifying (x) that one of the events described in this clause (b) has occurred and describing in reasonable detail the nature of such event, (y) as to the reduction of the rate of return on capital resulting from such event and (z) as to the additional amount or amounts demanded by such Lender or such Issuing Lender or corporation and a reasonably detailed explanation of the calculation thereof, the applicable Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or corporation for such reduction. Such a certificate as to any additional amounts payable pursuant to this Subsection 4.10(b) submitted by such Lender, through the Administrative Agent, to the Borrower Representative shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Subsection 4.10(b), the Borrowers shall not be required to compensate a Lender (i) pursuant to this Subsection 4.10(b) for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower Representative of such Lender’s intention to claim compensation therefor (except that, if the adoption of or change in any Requirement of Law or in the interpretation or application thereof giving rise to such increased costs or reductions is retroactive, then provided such Lender shall, within six months of such adoption, change, interpretation or application, have notified the Borrower Representative of such Lender’s intention to claim compensation therefor, the six-month period first referred to in this sentence shall be extended to include the period of retroactive effect thereof) and (ii) for any increased costs, if such Lender is applying this provision to the Borrowers in a manner that is inconsistent with its application of “increased cost” or other similar provisions under other syndicated credit agreements to similarly situated borrowers. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (c) Notwithstanding anything herein to the contrary, the Dodd Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, regulations, guidelines and directives promulgated thereunder or issued in connection therewith and all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel

133 Committee on Banking Supervision (or any successor authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, in each case shall be deemed to have been enacted, adopted or issued, as applicable, subsequent to the Closing Date for all purposes herein. 4.11. Taxes. (a) Except as provided below in this Subsection 4.11 or as required by law (which, for purposes of this Subsection 4.11, shall include FATCA), all payments made by the Borrowers or the Agents under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of any Taxes; provided that if any Non- Excluded Taxes are required to be withheld from any amounts payable by such Borrower or the Administrative Agent to any Agent or any Lender hereunder or under any Notes, the amounts so payable by such Borrower shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Taxes are payable by any Borrower, as promptly as possible thereafter the Borrower Representative shall send to the Administrative Agent for its own account or for the account of the respective Lender or Agent, as the case may be, an original or a certified copy of a receipt received by such Borrower showing payment thereof. The agreements in this Subsection 4.11 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (b) Each Agent and each Lender that is not a U.S. Person shall: (i) on or before the date of any payment by any of the Borrowers under this Agreement or any Notes to, or for the account of, such Agent or Lender, deliver to the Borrower Representative and the Administrative Agent (A) two accurate and complete original signed Internal Revenue Service Forms W-8BEN or W-8BEN-E, as applicable (certifying that it is a resident of the applicable country within the meaning of the income tax treaty between the United States and that country) or Internal Revenue Service Forms W-8ECI, or successor applicable form, as the case may be, in each case certifying that it is entitled to receive all payments under this Agreement and any Notes without deduction or withholding of any United States federal income taxes, and (B) such other forms, documentation or certifications, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under this Agreement and any Notes; (ii) deliver to the Borrower Representative and the Administrative Agent two further accurate and complete original signed forms or certifications provided in Subsection 4.11(b)(i) on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form or certificate previously delivered by it to the Borrower Representative; (iii) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrower Representative or the Administrative Agent; and

134 (iv) deliver, to the extent legally entitled to do so, upon reasonable request by the Borrower Representative, to the Borrower Representative and the Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Agent or Lender to an exemption from, or reduction of, withholding with respect to payments under this Agreement and any Notes. (c) in the case of any such Foreign Lender that is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code and is claiming the so-called “portfolio interest exemption”, (i) on or before the date of any payment by any of the Borrowers under this Agreement or any Notes to, or for the account of, such Agent or Lender, deliver to the Borrower Representative and the Administrative Agent a certificate substantially in the form of Exhibit D to the Borrowers and the Administrative Agent to the effect that it is not (A) a bank within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and that no interest to be received is effectively connected with a U.S. trade or business (any such certificate a “U.S. Tax Compliance Certificate”); (ii) deliver to the Borrower Representative on or before the date of any payment by any of the Borrowers with a copy to the Administrative Agent, two accurate and complete original signed Internal Revenue Service Forms W-8BEN or W-8BEN-E, as applicable, or successor applicable form, certifying to such Lender’s legal entitlement at the date of such form to an exemption from U.S. withholding tax under the provisions of Section 871(h) or Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes and such other forms, documentation or certifications, as the case may be certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under this Agreement and any Notes (and shall also deliver to the Borrower Representative and the Administrative Agent two further accurate and complete original signed forms or certificates on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form or certificate and, if necessary, obtain any extensions of time reasonably requested by the Borrower Representative or the Administrative Agent for filing and completing such forms or certificates); and (iii) deliver, to the extent legally entitled to do so, upon reasonable request by the Borrower Representative, to the Borrower Representative and the Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from, or reduction of, withholding with respect to payments under this Agreement and any Notes. (d) in the case of any such Agent or Lender that is a non-U.S. intermediary or flow-through entity for U.S. federal income tax purposes, (i) on or before the date of any payment by any of the Borrowers under this Agreement or any Notes to, or for the account of, such Agent or Lender, deliver to the

135 Borrower Representative and the Administrative Agent two accurate and complete original signed Internal Revenue Service Forms W-8IMY, or successor applicable form, and, if any beneficiary or member of such Lender is claiming the so-called “portfolio interest exemption”, two U.S. Tax Compliance Certificates certifying to such Agent’s or such Lender’s legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes; (ii) with respect to each beneficiary or member of such Agent or Lender that is not claiming the so-called “portfolio interest exemption”, also deliver to the Borrower Representative and the Administrative Agent (A) two accurate and complete original signed Internal Revenue Service Forms W-8BEN or W-8BEN-E, as applicable (certifying that such beneficiary or member is a resident of the applicable country within the meaning of the income tax treaty between the United States and that country), Internal Revenue Service Forms W-8ECI or Internal Revenue Service Forms W-9, or successor applicable form, as the case may be, in each case so that each such beneficiary or member is entitled to receive all payments under this Agreement and any Notes without deduction or withholding of any United States federal income taxes and (B) such other forms, documentation or certifications, as the case may be, certifying that each such beneficiary or member is entitled to an exemption from United States backup withholding tax with respect to all payments under this Agreement and any Notes; (iii) with respect to each beneficiary or member of such Lender that is claiming the so-called “portfolio interest exemption”, (A) deliver to the Borrower Representative and the Administrative Agent two U.S. Tax Compliance Certificates from each beneficiary or member and two accurate and complete original signed Internal Revenue Service Forms W-8BEN or W-8BEN-E, as applicable, or successor applicable form, certifying to such beneficiary’s or member’s legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 871(h) or Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes, and (B) also deliver to the Borrower Representative and the Administrative Agent such other forms, documentation or certifications, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under this Agreement and any Notes; (iv) deliver to the Borrower Representative and the Administrative Agent two further accurate and complete original signed forms, certificates or certifications referred to above on or before the date any such form, certificate or certification expires or becomes obsolete, or any beneficiary or member changes, and after the occurrence of any event requiring a change in the most recently provided form, certificate or certification and obtain such extensions of time reasonably requested by the Borrower Representative or the Administrative Agent for filing and completing such forms, certificates or certifications; and (v) deliver, to the extent legally entitled to do so, upon reasonable request by the Borrower Representative, to the Borrower Representative and the Administrative Agent such other forms as may be reasonably required in order to establish

136 the legal entitlement of such Agent or Lender (or beneficiary or member) to an exemption from, or reduction of, withholding with respect to payments under this Agreement and any Notes; unless in any such case (other than with respect to United States backup withholding tax) there has been a change in applicable law which renders all such forms inapplicable or which would prevent such Agent or such Lender (or such beneficiary or member) from duly completing and delivering any such form with respect to it and such Agent or such Lender so advises the Borrower Representative and the Administrative Agent. Each Lender and Agent shall promptly notify in writing the Borrower Representative and the Administrative Agent of any change in circumstances which would modify or render invalid any documentation previously provided. (e) Each Lender and each Agent, in each case that is a U.S. Person, shall on or before the date of any payment by any Borrower under this Agreement or any Notes to such Lender or Agent, deliver to the Borrower Representative and the Administrative Agent two accurate and complete original signed Internal Revenue Service Forms W-9, or successor applicable form, certifying that such Lender or Agent is a U.S. Person and that such Lender or Agent is entitled to complete exemption from United States backup withholding tax. (f) Notwithstanding the foregoing, if the Administrative Agent is not a U.S. Person, on or before the date of any payment by any of the Borrowers under this Agreement or any Notes to the Administrative Agent, the Administrative Agent shall: (i) deliver to the Borrower Representative (A) two accurate and complete original signed Internal Revenue Service Forms W-8ECI, or successor applicable form, with respect to any amounts payable to the Administrative Agent for its own account, (B) two accurate and complete original signed Internal Revenue Service Forms W-8IMY, or successor applicable form, with respect to any amounts payable to the Administrative Agent for the account of others, certifying that it is a “U.S. branch” and that the payments it receives for the account of others are not effectively connected with the conduct of its trade or business in the United States and that it is using such form as evidence of its agreement with the Borrowers to be treated as a U.S. person with respect to such payments (and the Borrowers and the Administrative Agent agree to so treat the Administrative Agent as a U.S. person with respect to such payments as contemplated by U.S. Treasury Regulation § 1.1441-1(b)(2)(iv)) and (C) such other forms or certifications as may be sufficient under applicable law to establish that the Administrative Agent is entitled to receive any payment by any of the Borrowers under this Agreement or any Notes (whether for its own account or for the account of others) without deduction or withholding of any United States federal income taxes; (ii) deliver to the Borrower Representative two further accurate and complete original signed forms or certifications provided in Subsection 4.11(f)(i) on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form or certificate previously delivered by it to the Borrower Representative; and

137 (iii) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrower Representative or the Administrative Agent; unless in any such case (other than with respect to United States backup withholding tax) there has been a change in applicable law which renders all such forms inapplicable or which would prevent the Administrative Agent from duly completing and delivering any such form with respect to it and the Administrative Agent so advises the Borrower Representative. The Administrative Agent shall promptly notify in writing the Borrower Representative and the Administrative Agent of any change in circumstances which would modify or render invalid any documentation previously provided. (g) If a payment made to an Agent or a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Agent or Lender were to fail to comply with the applicable reporting requirements of FATCA, such Agent or Lender shall deliver to the Administrative Agent and the Borrower Representative, at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Agent or the Borrower Representative, such documentation prescribed by applicable law and such additional documentation reasonably requested by the Administrative Agent or the Borrower Representative as may be necessary for the Administrative Agent and the Borrowers to comply with their respective obligations (including any applicable reporting requirements) under FATCA, to determine whether such Agent or Lender has complied with such Agent’s or Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. For the avoidance of doubt, the Borrowers and the Administrative Agent shall be permitted to withhold any Taxes imposed by FATCA. (h) Any Lender or Agent that is entitled to an exemption from or reduction of withholding Tax with respect to payments made hereunder or under any Note shall deliver to the Borrowers and Administrative Agent, at the time or times reasonably requested by the Borrowers or Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or Administrative Agent as will enable the Borrowers or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than documentation set forth in Subsection 4.11(b) through (g) above) shall not be required if in the Lender’s reasonable judgement such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Each Lender and Agent agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers in writing of its legal inability to do so. (i) For purposes of this Subsection 4.11 and for purposes of Subsection 4.13, the term “Lender” includes any Issuing Lender.

138 4.12. Break Funding Indemnity. The Borrowers agree, jointly and severally, to indemnify each Lender in respect of Extensions of Credit made, or requested to be made, to the Borrowers and to hold each such Lender harmless from any loss, cost or expense which such Lender may sustain or incur as a consequence of (a) default by such Borrower in making a borrowing of, conversion into or continuation of Term Benchmark Loans, after the Borrower Representative has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by such Borrower in making any prepayment or conversion of Term Benchmark Loans after the Borrower Representative has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a payment or prepayment of Term Benchmark Loans or the conversion of Term Benchmark Loans on a day which is not the last day of an Interest Period with respect thereto. If any Lender becomes entitled to claim any amounts under the indemnity contained in this Subsection 4.12, it shall provide prompt notice thereof to the Borrower Representative, through the Administrative Agent, certifying (x) that one of the events described in clause (a), (b) or (c) has occurred and describing in reasonable detail the nature of such event, (y) as to the loss, cost or expense sustained or incurred by such Lender as a consequence thereof and (z) as to the amount for which such Lender seeks indemnification hereunder and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any indemnification pursuant to this Subsection 4.12 submitted by such Lender, through the Administrative Agent, to the Borrower Representative shall be conclusive in the absence of manifest error. The Borrower Representative shall pay (or cause the relevant Borrower to pay) such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 4.13. Certain Rules Relating to the Payment of Additional Amounts. (a) Upon the request, and at the expense of the Borrower Representative, each Lender and Agent to which any Borrower is required to pay any additional amount pursuant to Subsection 4.10 or 4.11, and any Participant in respect of whose participation such payment is required, shall reasonably afford the Borrower Representative the opportunity to contest, and reasonably cooperate with the Borrower Representative in contesting, the imposition of any Non- Excluded Tax giving rise to such payment; provided that (i) such Lender or Agent shall not be required to afford the Borrower Representative the opportunity to so contest unless the Borrower Representative shall have confirmed in writing to such Lender or Agent such Borrower’s obligation to pay such amounts pursuant to this Agreement and (ii) the Borrowers shall reimburse such Lender or Agent for its reasonable attorneys’ and accountants’ fees and disbursements incurred in so cooperating with the Borrower Representative in contesting the imposition of such Non-Excluded Tax; provided, however, that notwithstanding the foregoing no Lender or Agent shall be required to afford the Borrower Representative the opportunity to contest, or cooperate with the Borrower Representative in contesting, the imposition of any Non-Excluded Taxes, if such Lender or Agent in its sole discretion in good faith determines that to do so would have an adverse effect on it. (b) If a Lender changes its applicable lending office (other than (i) pursuant to clause (c) below or (ii) after an Event of Default under Subsection 9.1(a) or 9.1(f) has occurred and is continuing) and the effect of such change, as of the date of such change, would be to cause

139 any of the Borrowers to become obligated to pay any additional amount under Subsection 4.10 or 4.11, such Borrower shall not be obligated to pay such additional amount. (c) If a condition or an event occurs which would, or would upon the passage of time or giving of notice, result in the payment of any additional amount to any Lender or Agent by any of the Borrowers pursuant to Subsection 4.10 or 4.11 or result in Affected Loans or commitments to make Affected Loans being automatically converted to ABR Loans or Canadian Prime Rate Loans or commitments to make ABR Loans or Canadian Prime Rate Loans, as the case may be, pursuant to Subsection 4.9, such Lender or Agent shall promptly notify the Borrower Representative and the Administrative Agent and shall take such steps as may reasonably be available to it to mitigate the effects of such condition or event (which shall include efforts to rebook the Loans held by such Lender at another lending office, or through another branch or an affiliate, of such Lender); provided that such Lender or Agent shall not be required to take any step that, in its reasonable judgment, would be materially disadvantageous to its business or operations or would require it to incur additional costs (unless the Borrowers agree to reimburse such Lender or Agent for the reasonable incremental out-of-pocket costs thereof). (d) If any of the Borrowers shall become obligated to pay additional amounts pursuant to Subsection 4.10 or 4.11 and any affected Lender shall not have promptly taken steps necessary to avoid the need for payments under Subsection 4.10 or 4.11 or if Affected Loans or commitments to make Affected Loans are automatically converted to ABR Loans or Canadian Prime Rate Loans or commitments to make ABR Loans or Canadian Prime Rate Loans, as the case may be, under Subsection 4.9 and any affected Lender shall not have promptly taken steps necessary to avoid the need for such conversion under Subsection 4.9, the Borrower Representative shall have the right, for so long as such obligation remains, (i) with the assistance of the Administrative Agent to seek one or more substitute Lenders reasonably satisfactory to the Administrative Agent and the Borrower Representative to purchase the affected Loan, in whole or in part, at an aggregate price no less than such Loan’s principal amount plus accrued interest, and assume the affected obligations under this Agreement, or (ii) so long as no Event of Default under Subsection 9.1(a) or 9.1(f) then exists or will exist immediately after giving effect to the respective prepayment, upon notice to the Administrative Agent to prepay the affected Loan, in whole or in part, subject to Subsection 4.12, without premium or penalty and terminate the Commitments in respect of the Revolving Credit Facility of such Lender. In the case of the substitution of a Lender, then, the Borrower Representative, any other applicable Borrower, the Administrative Agent, the affected Lender, and any substitute Lender shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to Subsection 11.6(b) to effect the assignment of rights to, and the assumption of obligations by, the substitute Lender; provided that any fees required to be paid by Subsection 11.6(b) in connection with such assignment shall be paid by the applicable Borrower or the substitute Lender. In the case of a prepayment of an affected Loan, the amount specified in the notice shall be due and payable on the date specified therein, together with any accrued interest to such date on the amount prepaid. In the case of each of the substitution of a Lender and of the prepayment of an affected Loan, the applicable Borrower shall first pay the affected Lender any additional amounts owing under Subsections 4.10 and 4.11 (as well as any commitment fees and other amounts then due and owing to such Lender, including any amounts under this Subsection 4.13) prior to such substitution or prepayment. In the case of the substitution of a Lender pursuant to this Subsection 4.13(d) or Subsection 4.15(c)(i), if the Lender being replaced does not execute and deliver to the Administrative Agent a duly completed Assignment

140 and Acceptance and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the assignee Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (b) the date as of which all obligations of the Borrowers owing to such replaced Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender and/or the Borrower Representative to such Lender being replaced, then the Lender being replaced shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the applicable Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Lender. (e) If any Agent or any Lender receives a refund (in cash or as an overpayment applied to future Tax payments) of Taxes for which any of the Borrowers has made additional payments pursuant to Subsection 4.10(a) or 4.11(a), such Agent or such Lender, as the case may be, shall promptly pay such refund (together with any interest with respect thereto received from the relevant taxing authority, but net of any reasonable out-of-pocket cost incurred in connection therewith) to such Borrower; provided, however, that such Borrower agrees promptly to return such refund (together with any interest with respect thereto due to the relevant taxing authority) (free of all Non-Excluded Taxes) to such Agent or the applicable Lender, as the case may be, upon receipt of a notice that such refund is required to be repaid to the relevant taxing authority. This paragraph shall not be construed to require any Agent or Lender to make available its Tax returns (or related work papers and advice prepared by outside advisors) to any Borrower or to any other Person. (f) The obligations of any Agent, Lender or Participant under this Subsection 4.13 shall survive the termination of this Agreement and the payment of the Loans and all amounts payable hereunder. 4.14. Controls on Prepayment if Aggregate Outstanding Credit Exceeds Aggregate Revolving Credit Loan Commitments. In addition to the provisions set forth in Subsection 4.4(b), the Borrower Representative will implement and maintain internal controls to monitor the borrowings and repayments of Loans by the Borrowers and the issuance of and drawings under Letters of Credit, with the objective of preventing any request for an Extension of Credit that would result in (i) the Aggregate Outstanding Credit with respect to all of the Revolving Credit Lenders (including the Swingline Lender) being in excess of the aggregate Commitments then in effect or (ii) any other circumstance under which an Extension of Credit would not be permitted pursuant to Subsection 2.1(a). (a) The Administrative Agent will calculate the Aggregate Outstanding Credit with respect to all of (A) the Revolving Credit Lenders and (B) the Lenders (in each case, including the Swingline Lender) from time to time, and in any event not less frequently than once during each calendar week. In making such calculations, the Administrative Agent will rely on the information most recently received by it from the Swingline Lender in respect of outstanding Swingline Loans and from the Issuing Lenders in respect of outstanding L/C Obligations. 4.15. Defaulting Lenders. Notwithstanding anything contained in this Agreement to the contrary, if any Revolving Credit Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Revolving Credit Lender is a Defaulting Lender:

141 (a) no commitment fee shall accrue for the account of a Defaulting Lender so long as such Lender shall be a Defaulting Lender (except to the extent it is payable to the Issuing Lender pursuant to clause (d)(v) below); (b) in determining the Required Lenders or Supermajority Lenders, any Lender that at the time is a Defaulting Lender (and the Revolving Credit Loans and/or Commitment of such Defaulting Lender) shall be excluded and disregarded; (c) the Borrower Representative shall have the right, at its sole expense and effort (i) to seek one or more Persons reasonably satisfactory to the Administrative Agent and the Borrower Representative to each become a substitute Revolving Credit Lender and assume all or part of the Commitment of any Defaulting Lender and the Borrower Representative, the Administrative Agent and any such substitute Revolving Credit Lender shall execute and deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, an appropriately completed Assignment and Acceptance to effect such substitution or (ii) so long as no Event of Default under Subsection 9.1(a) or 9.1(f) then exists or will exist immediately after giving effect to the respective prepayment, upon notice to the Administrative Agent, to prepay the Loans and, at the Borrower Representative’s option, terminate the Commitments of such Defaulting Lender, in whole or in part, without premium or penalty; (d) if any Swingline Exposure exists or any L/C Obligations exist at the time a Revolving Credit Lender becomes a Defaulting Lender then: (i) all or any part of such Swingline Exposure and L/C Obligations shall be re-allocated among the Non-Defaulting Lenders in accordance with their respective Commitment Percentages but only to the extent the sum of all Non-Defaulting Lenders’ Revolving Exposures plus such Defaulting Lender’s Swingline Exposure and L/C Obligations does not exceed the total of all Non-Defaulting Lenders’ Commitments; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Defaulting Lender’s Swingline Exposure and (y) second, cash collateralize such Defaulting Lender’s L/C Obligations (after giving effect to any partial reallocation pursuant to clause (i) above) on terms reasonably satisfactory to the Administrative Agent for so long as such L/C Obligations are outstanding; (iii) if any portion of such Defaulting Lender’s L/C Obligations is cash collateralized pursuant to clause (ii) above, the Borrowers shall not be required to pay the L/C Fee for participation with respect to such portion of such Defaulting Lender’s L/C Exposure so long as it is cash collateralized; (iv) if any portion of such Defaulting Lender’s L/C Obligations is reallocated to the Non-Defaulting Lenders pursuant to clause (i) above, then the letter of credit commission with respect to such portion shall be allocated among the Non- Defaulting Lenders in accordance with their Commitment Percentages; or (v) if any portion of such Defaulting Lender’s L/C Obligations is neither cash collateralized nor reallocated pursuant to this Subsection 4.15(d), then, without

142 prejudice to any rights or remedies of the Issuing Lender or any Revolving Credit Lender hereunder, the commitment fee that otherwise would have been payable to such Defaulting Lender (with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such L/C Obligations) and the letter of credit commission payable with respect to such Defaulting Lender’s L/C Obligations shall be payable to the Issuing Lender until such L/C Obligations are cash collateralized and/or reallocated; (e) so long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless they are respectively satisfied that the related exposure will be 100.0% covered by the Commitments of the Non-Defaulting Lenders and/or cash collateralized on terms reasonably satisfactory to the Administrative Agent, and participations in any such newly issued or increased Letter of Credit or newly made Swingline Loan shall be allocated among Non-Defaulting Lenders in accordance with their respective Commitment Percentages (and Defaulting Lenders shall not participate therein); (f) any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Subsection 11.7) may, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated non-interest bearing account and, subject to any applicable Requirements of Law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, pro rata, to the payment of any amounts owing by such Defaulting Lender to the Issuing Lender or Swingline Lender hereunder, (iii) third, to the funding of any Loan or the funding or cash collateralization of any participation in any Swingline Loan or Letter of Credit in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iv) fourth, if so determined by the Administrative Agent and the Borrower Representative, held in such account as cash collateral for future funding obligations of such Defaulting Lender under this Agreement, (v) fifth, pro rata, to the payment of any amounts owing to the Borrowers or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by a Borrower or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (vi) sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans or Reimbursement Obligations in respect of L/C Disbursements in respect of which a Defaulting Lender has funded its participation obligations and (y) made at a time when the conditions set forth in Subsection 6.2 are satisfied, such payment shall be applied solely to prepay the Loans of, and Reimbursement Obligations owed to, all Non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or Reimbursement Obligations owed to, any Defaulting Lender; and (g) In the event that the Administrative Agent, the Borrower Representative, each applicable Issuing Lender or the Swingline Lender, as the case may be, each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and L/C Obligations of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be

143 necessary in order for such Lender to hold such Loans in accordance with its Commitment Percentage. The rights and remedies against a Defaulting Lender under this Subsection 4.15 are in addition to other rights and remedies that the Borrowers, the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Non-Defaulting Lenders may have against such Defaulting Lender. The arrangements permitted or required by this Subsection 4.15 shall be permitted under this Agreement, notwithstanding any limitation on Liens or the pro rata sharing provisions or otherwise. 4.16. Cash Management. (a) Annexed hereto as Schedule 4.16, as the same may be modified from time to time by notice to the Administrative Agent, is a schedule of all DDAs (other than any deposit account of a Foreign Subsidiary maintained in a jurisdiction outside of the United States of America or Canada) and Concentration Accounts that are maintained by the Qualified Loan Parties, which schedule includes, with respect to each depository (i) the name and address of such depository; (ii) the account number(s) (and account name(s) of such bank account(s)) maintained with such depository; and (iii) a contact person at such depository. Except as otherwise agreed by the Administrative Agent, each Qualified Loan Party shall (i) deliver to the Administrative Agent (A) no later than the day that is 45 days after the Closing Date (or such later date as the Administrative Agent may decide in its sole discretion) notifications executed on behalf of each such Qualified Loan Party to each depository institution with which any DDA (other than Excluded Accounts) is maintained, in form reasonably satisfactory to the Administrative Agent of the Administrative Agent’s interest in such DDA and (B) no later than the day that is 45 days after the Closing Date (or such later date as the Administrative Agent may decide in its sole discretion) Credit Card Notifications executed on behalf of each such Qualified Loan Party and delivered to each Credit Card Issuer and Credit Card Processor, in form reasonably satisfactory to the Administrative Agent, (ii) no later than the day that is 45 days after the Closing Date (or such later date as the Administrative Agent may decide in its sole discretion) instruct each depository institution for a DDA (other than Excluded Accounts) that the amount in excess of $3,000,000 and available at the close of each Business Day in such DDA should be swept to one of the Qualified Loan Parties’ Concentration Accounts no less frequently than on a daily basis, such instructions to be irrevocable unless otherwise agreed to by the Administrative Agent, (iii) no later than the day that is 60 days after the Closing Date (or such later date as the Administrative Agent may decide in its sole discretion) enter into a springing blocked account agreement (each, a “Blocked Account Agreement”), in form reasonably satisfactory to the Administrative Agent, with the Administrative Agent or the Collateral Agent and any bank with which such Qualified Loan Party maintains a Concentration Account into which the DDAs (other than Excluded Accounts) are swept (each such account, a “Blocked Account” and collectively, the “Blocked Accounts”), covering each such Concentration Account maintained with such bank and (iv) (A) instruct all Account Debtors of such Qualified Loan Party that remit payments of Accounts of such Account Debtor regularly by check pursuant to arrangements with such Qualified Loan Party to remit all such payments to the applicable “P.O. Boxes” or “Lockbox Addresses” with respect to the applicable DDA or Concentration Account, which remittances shall be collected by the applicable bank and deposited in the applicable DDA or Concentration Account or (B) cause the checks of any such Account Debtors to be deposited in the applicable DDA or Concentration Account within five Business Days after such check is received by such Qualified Loan Party; provided that for the period commencing on the Closing Date and ending on the first anniversary of the Closing Date, such

144 Qualified Loan Party may cause such checks to be so deposited within ten Business Days after such check is so received. All amounts received by the U.S. Borrower or any of its Domestic Subsidiaries that is a Loan Party in respect of any Account, in addition to all other cash received from any other source, shall upon receipt of such amount or cash (other than (i) any such amount to be deposited in Excluded Accounts or (ii) cash excluded from the Collateral pursuant to any Security Document) be deposited into a DDA (other than an Excluded Account) or Concentration Account. Each Qualified Loan Party agrees that it will not cause proceeds of such DDAs (other than Excluded Accounts) to be otherwise redirected. (c) Each Blocked Account Agreement shall require, after the occurrence and during the continuance of a Dominion Event, the ACH or wire transfer no less frequently than once per Business Day (unless the Commitments have been terminated and the monetary obligations then due and owing hereunder and under the other Loan Documents have been paid in full and all Letters of Credit have either been terminated or expired (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent)), of all available cash balances and cash receipts, including the then contents or then entire available ledger balance of each Blocked Account net of such minimum balance (not to exceed $500,000 per account or $1,500,000 in the aggregate), if any, required by the bank at which such Blocked Account is maintained to an account maintained by the Administrative Agent at JPMCB (the “Core Concentration Account”). Each Qualified Loan Party agrees that it will not cause proceeds of any Blocked Account to be otherwise redirected. (d) All collected amounts received in the Core Concentration Account shall be distributed and applied on a daily basis in the following order (in each case, to the extent the Administrative Agent has actual knowledge of the amounts owing or outstanding as described below and after giving effect to the application of any such amounts constituting proceeds from any Collateral otherwise required to be applied pursuant to the terms of the respective Security Document, any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, as applicable): (1) first, to the payment (on a ratable basis) of any outstanding expenses actually due and payable to the Administrative Agent or the Collateral Agent under any of the Loan Documents and to repay or prepay outstanding Swingline Loans and Revolving Credit Loans advanced by the Administrative Agent; (2) second, to pay (on a ratable basis) all outstanding expenses actually due and payable to each Issuing Lender under any of the Loan Documents and to repay all outstanding Unpaid Drawings and all interest thereon; (3) third, to pay (on a ratable basis) all accrued and unpaid interest actually due and payable on the Revolving Credit Loans and all accrued and unpaid fees actually due and payable to the Administrative Agent, the Issuing Lenders and the Lenders under any of the Loan Documents; (4) fourth, to repay (on a ratable basis) the outstanding principal of Swingline Loans and Revolving Credit Loans (whether or not then due and payable); (5) fifth, to pay (on a ratable basis) all outstanding obligations of the Borrowers then due and payable to the Administrative Agent, the Collateral Agent, and the Lenders under this Agreement; and (6) sixth, to pay (on a ratable basis) all other outstanding obligations of the Borrowers then due and payable to the Administrative Agent, the Collateral Agent, and the Lenders under any of the other Loan Documents. This Subsection 4.16(d) may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into such amendments) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of loans added pursuant to Subsection 2.6 in accordance with Subsection 11.1(d).

145 (e) If, at any time after the occurrence and during the continuance of a Dominion Event as to which the Administrative Agent has notified the Borrower Representative, any cash, Cash Equivalents or Temporary Cash Investments owned by any Qualified Loan Party (other than (i) de minimis cash, Cash Equivalents and/or Temporary Cash Investments from time to time inadvertently misapplied by any Qualified Loan Party, (ii) cash, Cash Equivalents or Temporary Cash Investments deposited or to be deposited in an Excluded Account in accordance with this Subsection 4.16 and (iii) cash, Cash Equivalents or Temporary Cash Investments that are (or are in any bank account that is) excluded from the Collateral pursuant to any Security Document, including Excluded Assets) are deposited to any bank account, or held or invested in any manner, otherwise than in a Blocked Account subject to a Blocked Account Agreement (or a DDA which is swept daily to such Blocked Account), the Administrative Agent shall be entitled to require the applicable Qualified Loan Party to close such bank account and have all funds therein transferred to a Blocked Account, and to cause all future deposits that were previously made or required to be made to such bank account to be made to a Blocked Account. (f) The Qualified Loan Parties respectively may close DDAs or Concentration Accounts and/or open new DDAs or new Concentration Accounts, subject to, in the case of any new Concentration Account, (i) the execution and delivery to the Administrative Agent of a Blocked Account Agreement consistent with the provisions of this Subsection 4.16 with respect to each such new Concentration Account within 30 days (or such longer period as the Administrative Agent, in its sole discretion, may agree) of the opening thereof or (ii) other arrangements reasonably satisfactory to the Administrative Agent and (b) as part of the Compliance Certificate to be delivered concurrently with the delivery of financial statements and reports referred to in Subsections 7.1(a) and 7.1(b) the Borrower Representative will provide a list to the Administrative Agent of any new opened or acquired DDAs or Concentration Accounts during the preceding Fiscal Quarter. (g) In the event that a Qualified Loan Party acquires new demand deposit accounts or new concentration accounts (in each case, other than Excluded Accounts) in connection with an acquisition, the Borrower Representative will procure that such Qualified Loan Party shall within 12 months of the date of such acquisition (or such longer period as may be agreed by the Administrative Agent) cause such new demand deposit accounts or new concentration accounts so acquired to comply with the applicable requirements of Subsection 4.16(b) (including, with respect to any new Concentration Account, by entering into a Blocked Account Agreement) or shall enter into other arrangements consistent with the provisions of this Subsection 4.16 and otherwise reasonably satisfactory to the Administrative Agent with respect to any new Concentration Account or DDA that, in either case, is to become a Blocked Account. (h) The Core Concentration Account shall at all times be under the sole dominion and control of the Administrative Agent. The Borrower Representative, on behalf of each Qualified Loan Party, hereby acknowledges and agrees that, except to the extent otherwise provided in the Guarantee and Collateral Agreements, any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, as applicable, (x) such Qualified Loan Party has no right of withdrawal from the Core Concentration Account, (y) the funds on deposit in the Core Concentration Account shall at all times continue to be collateral security for all of the Obligations of the Qualified Loan Parties hereunder and under the other Loan Documents, and (z) the funds on deposit in the Core Concentration Account shall be applied as provided in this Agreement (and

146 any other applicable intercreditor agreement). In the event that, notwithstanding the provisions of this Subsection 4.16, any Qualified Loan Party receives or otherwise has dominion and control of any proceeds or collections required to be transferred to the Core Concentration Account pursuant to Subsection 4.16(c), such proceeds and collections shall be held in trust by such Qualified Loan Party for the Administrative Agent, shall not be commingled with any of such Qualified Loan Party’s other funds or deposited in any bank account of such Qualified Loan Party (other than any bank account by which such Qualified Loan Party received or acquired dominion or control over such proceeds and collections or with any funds in such bank account) and shall promptly be deposited into the Core Concentration Account or dealt with in such other fashion as such Qualified Loan Party may be instructed by the Administrative Agent. (i) So long as no Dominion Event has occurred and is continuing, the Qualified Loan Parties may direct, and shall have sole control over, the manner of disposition of funds in the Blocked Accounts. (j) Any amounts held or received in the Core Concentration Account (including all interest and other earnings with respect hereto, if any) at any time (x) when all of the monetary obligations due and owing hereunder and under the other Loan Documents have been satisfied and/or (y) all Dominion Events have been cured or waived, shall (subject in the case of clause (x) to the provisions of the applicable intercreditor agreement), be remitted to the operating bank account of the applicable Qualified Loan Party. For the avoidance of doubt, the Administrative Agent shall direct JPMCB to remit any amounts in the Core Concentration Account to the Borrowers to the extent no Loans are outstanding and all Letters of Credit have been fully cash collateralized hereunder. (k) Notwithstanding anything herein to the contrary, the Loan Parties shall be deemed to be in compliance with the requirements set forth in this Subsection 4.16 during the initial 60 day period (or such later date as the Administrative Agent may decide in its sole discretion) commencing on the Closing Date to the extent that the arrangements described above are established and effective not later than the date that is 60 days following the Closing Date (or 45 days following the Closing Date, with respect to those arrangements required to be effective 45 days following the Closing Date pursuant to the other clauses of this Subsection 4.16, subject to any extension the Administrative Agent is authorized to provide in its sole discretion) or such later date as the Administrative Agent, in its sole discretion, may agree. Notwithstanding anything to the contrary herein, a separate Core Concentration Account may be maintained by the Administrative Agent at JPMCB (or an Affiliate thereof) for the wire transfer of all available cash balances and cash receipts, in accordance with the terms of this Subsection 4.16, in respect of the Blocked Accounts of Canadian Loan Parties if the Administrative Agent determines, in its Permitted Discretion, to maintain such separate Core Concentration Account. ARTICLE 5 REPRESENTATIONS AND WARRANTIES

147 To induce the Administrative Agent and each Lender to make the Extensions of Credit requested to be made by it on the Closing Date and on each other date on which an Extension of Credit is made thereafter, Holdings with respect to itself and the U.S. Borrower with respect to itself and its Restricted Subsidiaries, hereby represents and warrants, on the Closing Date, in each case after giving effect to the Transactions, and on every other date on which an Extension of Credit is made thereafter to the Administrative Agent and each Lender that: 5.1. Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each Restricted Subsidiary thereof (a) is duly organized or formed, validly existing and in good standing (or such comparable term as may be used in Ontario or other applicable jurisdiction) under the Laws of the jurisdiction of its incorporation or organization, (b) has the organizational power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, and (d) is in compliance with all Laws, except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.2. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organizational Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Subsection 8.14) under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except with respect to any conflict, breach or contravention referred to in clause (b)(i), to the extent that such conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect. 5.3. Governmental Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Security Documents, (c) the perfection or maintenance of the Liens created under the Security Documents (including the priority thereof) or (d) the exercise by any Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force, (iii) those approvals, consents, exemptions, authorizations, actions, notices or filings described in the Security Agreement and (iv) those approvals, consents, exemptions, authorizations, actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect. Each of the Foreign Loan Parties is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party, and the execution,

148 delivery and performance by such Foreign Loan Party of such Loan Documents constitute and will constitute private and commercial acts and not public or governmental acts. There is no material tax, levy, impost, duty, fee, assessment or other governmental charge, or any material deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Foreign Loan Party is organized and existing on or by virtue of the execution or delivery of any Loan Document to which it is party. 5.4. Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights or secured parties’ generally, and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). 5.5. Financial Statements; No Material Adverse Effect. The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein and (ii) fairly present in all material respects the financial condition of Holdings and its Subsidiaries as of the date thereof and their results of operations for the periods covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein). (a) The financial statements delivered pursuant to Subsection 7.1(b) (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted there-in, and (ii) fairly present in all material respects the financial condition of Holdings (or the U.S. Borrower, as applicable) and its Subsidiaries as of the date thereof and their results of operations for the periods covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments (b) Since January 1, 2025, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect (c) All consolidated forecasted balance sheets and statements of income and cash flows of Holdings and its Subsidiaries delivered to the Lenders prior to the Closing Date and pursuant to Subsection 7.1(a), after the Closing Date, were prepared in good faith on the basis of estimates, information and assumptions believed by management of Holdings to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. 5.6. No Material Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the U.S. Borrower and its Restricted Subsidiaries, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the U.S. Borrower or any of its Restricted Subsidiaries or against any of their properties or

149 revenues that as of the Closing Date, purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. 5.7. No Default. Neither the U.S. Borrower nor any of its Restricted Subsidiaries is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.8. Properties. (a) Generally. Each of the U.S. Borrower and its Restricted Subsidiaries has good legal title to (in the case of fee interests in Real Property), valid leasehold interests in (in the case of leasehold interests in real or personal property) and good title to (in the case of all other personal property), all its tangible property material to its business, free and clear of all Liens except for Permitted Liens and minor irregularities or deficiencies in title that in the aggregate do not materially interfere with its ability to conduct its business as currently conducted or to utilize such property for its intended purpose or except where the failure to have such title could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) Flood Insurance. No Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards within the meaning of the National Flood Insurance Act of 1968 unless flood insurance available under such Act has been obtained to the extent required by Subsection 7.5. (c) Collateral. The use by each of the U.S. Borrower and its Restricted Subsidiaries of the Collateral does not infringe on the rights of any Person other than such infringement which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. 5.9. Environmental Matters. Except as set forth in Schedule 5.9 and except as, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect: (a) the U.S. Borrower and its Restricted Subsidiaries and their businesses, operations and Real Property are in compliance with, and the U.S. Borrower and its Restricted Subsidiaries have no liability under, Environmental Law; (b) the U.S. Borrower and its Restricted Subsidiaries have obtained all Environmental Permits required for the conduct of their businesses and operations, and the ownership, operation and use of their property, under Environmental Law and all such Environmental Permits are valid and in good standing; (c) there has been no Release or threatened Release of Materials of Environmental Concern on, at, under or from any Real Property or facility presently or, to the knowledge of the U.S. Borrower and its Restricted Subsidiaries, formerly owned, leased or operated by the U.S. Borrower and its Restricted Subsidiaries or their predecessors in interest,

150 which Release or threatened Release could reasonably be expected to result in liability by the U.S. Borrower and its Restricted Subsidiaries under Environmental Law; (d) there is no Environmental Claim pending or, to the knowledge of the U.S. Borrower and its Restricted Subsidiaries, threatened in writing against the U.S. Borrower and its Restricted Subsidiaries, or which claim relates to the Real Property currently or, to the knowledge of the U.S. Borrower and its Restricted Subsidiaries, formerly owned, leased or operated by the U.S. Borrower and its Restricted Subsidiaries or which claim relates to the operations of the U.S. Borrower and its Restricted Subsidiaries, and, to the knowledge of the U.S. Borrower and its Restricted Subsidiaries, there are no actions, activities, circumstances, conditions, events or incidents that could reasonably be expected to form the basis of such an Environmental Claim. (e) Except as set forth in Schedule 5.9 or as would not reasonably be expected to have a Material Adverse Effect: (f) none of the U.S. Borrower or its Restricted Subsidiaries is obligated to perform any action or otherwise incur any expense under Environmental Law pursuant to any order, decree, judgment or agreement by which it is bound or has assumed by contract or agreement, and no such Person is conducting or financing any Response pursuant to any Environmental Law with respect to any Real Property or any other location, except as, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; (g) no Real Property or facility owned, operated or leased by the U.S. Borrower and its Restricted Subsidiaries and, to the knowledge of the U.S. Borrower and its Restricted Subsidiaries, no Real Property or facility formerly owned, operated or leased by the U.S. Borrower and its Restricted Subsidiaries or any of their predecessors in interest is (A) listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA or (B) listed on the Comprehensive Environmental Response, Compensation and Liability Information System promulgated pursuant to CERCLA or included on any similar list maintained by any Governmental Authority including any such list relating to petroleum; (h) no Lien has been recorded or, to the knowledge of the U.S. Borrower and its Restricted Subsidiaries, threatened under any Environmental Law with respect to any owned real property or other assets of the U.S. Borrower and its Restricted Subsidiaries, except as individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; and (i) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not require any notification, registration, filing, reporting, disclosure, investigation, remediation or cleanup pursuant to any Governmental Real Property Disclosure Requirements or any other Environmental Law, except for those matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. 5.10. Insurance. The properties of the U.S. Borrower and its Restricted Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated

151 Persons engaged in the same or similar businesses as U.S. Borrower and its Restricted Subsidiaries) with such deductibles and covering such risks as are customarily carried by prudent companies engaged in similar businesses and owning similar properties in localities where U.S. Borrower or the applicable Restricted Subsidiary operates 5.11. Taxes. Holdings and each of its Restricted Subsidiaries have (a) timely filed all material federal, state and other Tax Returns and reports required to be filed and (b) duly and timely paid all material federal, state, provincial, territorial and other Taxes levied or imposed upon them or their properties, income or assets otherwise due and payable (whether or not shown on any Tax Return), except those which are not more than 30 days overdue or are being contested in good faith by appropriate actions diligently conducted and in each case for which adequate reserves have been provided in accordance with GAAP. There are no proposed tax assessments against Holdings or any of its Restricted Subsidiaries that, if made, would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. Holdings and each Restricted Subsidiary has made adequate provision in accordance with GAAP for all material Taxes not yet due and payable. Neither Holdings nor any Restricted Subsidiary has engaged in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2), except as would not be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect. Except any liabilities for Taxes of any consolidated, combined or unitary Tax group of which the Holdings is the common parent, neither Holdings nor any of its Restricted Subsidiaries has any liabilities for the Taxes of any Person under Treas. Reg. Section 1.1502-6 or any similar provision of state, provincial, territorial, local or foreign law, as a transferee or successor, by contract or otherwise, except for (i) any agreements among or between Holdings and its Restricted Subsidiaries and other than customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which does not relate to Taxes or (ii) as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. 5.12. ERISA. (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. The Loan Parties and each ERISA Affiliate are in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan except such noncompliance as would not reasonably be expected to have a Material Adverse Effect. The present value of all accumulated benefit obligations of all underfunded Pension Plans (based on the assumptions used for purposes of FASB ASC No. 715) did not, as of the date of the most recent financial statements reflecting such amounts, exceed an amount that would reasonably be expected to have a Material Adverse Effect. (b) Except as would not reasonably be expected to have a Material Adverse Effect, (i) each Foreign Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable Law and has been maintained, where required, in good standing with applicable regulatory authorities, (ii) neither the U.S. Borrower or any of its Restricted Subsidiaries has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan and (iii) the present value of the accrued benefit liabilities

152 (whether or not vested) under each Foreign Plan which is funded, determined as of the end of the most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan, and for each Foreign Plan which is not funded, the obligations of such Foreign Plan are properly accrued. (c) No Canadian Pension Event has occurred or is reasonably expected to occur that, when taken together with all other such Canadian Pension Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, the Canadian Pension Plans, if any, are duly registered under the Income Tax Act (Canada) (if required to be so registered) and any other applicable laws which require registration, have been administered in accordance with the Income Tax Act (Canada) and such other applicable laws and no event has occurred which could reasonably be expected to cause the loss of such registered status. All material obligations of the U.S. Borrower and/or its Restricted Subsidiaries, as applicable (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans and the funding agreements therefor have been performed on a timely basis, except to the extent that any failure to do so would not reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, there are no outstanding disputes concerning the assets of the Canadian Pension Plans. Except as would not reasonably be expected to have a Material Adverse Effect, all contributions or premiums required to be made or paid by the U.S. Borrower and/or its Restricted Subsidiaries, as applicable, to the Canadian Pension Plans or the Canadian Benefit Plans have been made on a timely basis in accordance with the terms of such plans and all applicable laws. Except as would not reasonably be expected to have a Material Adverse Effect, there have been no improper withdrawals or applications of the assets of the Canadian Pension Plans. The Loan Parties do not, and have not previously sponsored, administered, participated in or contributed to a Canadian Defined Benefit Plan or Canadian Defined Benefit Multi-Employer Plan. (d) As of the Closing Date, no Borrower is nor will be (1) an employee benefit plan subject to Title I of ERISA; (2) a plan or account subject to Section 4975 of the Code; (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA. 5.13. Subsidiaries. As of the Closing Date, the U.S. Borrower does not have any Subsidiaries other than those specifically disclosed in Schedule 5.13(a), and all of the outstanding Capital Stock in such Subsidiaries have been validly issued, are, to the extent applicable, fully paid and nonassessable and are owned by a Loan Party in the amounts specified on Schedule 5.13(a) free and clear of all Liens, except the security interest created by any Guarantee and Collateral Agreement, liens permitted by Subsection 8.14 and Liens arising by operation of law. As of the Closing Date, neither the U.S. Borrower nor any of its Subsidiaries has any equity investments in any other corporation or entity other than those specifically disclosed in Schedule 5.13(b). All of the outstanding Capital Stock of the U.S. Borrower have been validly issued. As of the Closing Date, all wholly-owned Restricted Subsidiaries of the U.S. Borrower that do not constitute Excluded Subsidiaries existing on the Closing Date, other than the Canadian Borrower, are Subsidiary Guarantors. As of the Closing Date, Schedule 5.13(a) correctly sets forth the ownership interest of the U.S. Borrower and its Subsidiaries in their respective Subsidiaries as of the Closing Date.

153 5.14. Investment Company Act; Other Regulations. (a) Neither the U.S. Borrower nor any of its Restricted Subsidiaries is engaged nor does it intend to engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U. (b) No part of the proceeds of any Extensions of Credit will be used for any purpose which violates the provisions of the Regulations of the Board, including Regulation T, Regulation U or Regulation X of the Board. If requested by any Lender or the Administrative Agent, the Borrower Representative will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, referred to in said Regulation U. (c) Neither the U.S. Borrower nor any of its Restricted Subsidiaries is an “investment company” under the Investment Company Act of 1940. 5.15. No Material Misstatements. The written information, reports, financial statements, exhibits and schedules furnished by or on behalf of the Borrower Representative to the Administrative Agent, the Other Representatives and the Lenders on or prior to the Closing Date in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, taken as a whole, did not contain as of the Closing Date any material misstatement of fact and did not omit to state as of the Closing Date any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading in their presentation of the U.S. Borrower and its Restricted Subsidiaries taken as a whole. It is understood that (a) no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based or concerning any information of a general economic nature or general information about the U.S. Borrower’s and its Subsidiaries’ industry, contained in any such information, reports, financial statements, exhibits or schedules, except that, in the case of such forecasts, estimates, pro forma information, projections and statements, as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (i) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Borrower Representative and (ii) such assumptions were believed by such management to be reasonable and (b) such forecasts, estimates, pro forma information, projections and statements, and the assumptions on which they were based, may or may not prove to be correct. 5.16. Compliance with Laws; Employment Matters. Each of the U.S. Borrower and its Restricted Subsidiaries is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such applicable law or order, writ, injunction or decree is being contested in good faith by appropriate actions diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not

154 been in violation of the Fair Labor Standards Act or any other applicable Federal, state, provincial, territorial, local or foreign law dealing with such matters. All payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or such Subsidiary. 5.17. No Change; Solvent. Immediately after giving effect to the Transactions to occur on the Closing Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan (after taking into account the contribution obligations of each Loan Party pursuant to the Guarantees), (a) the fair value of the properties (as a going concern) of the Loan Parties, taken as a whole, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties, taken as a whole, will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties, taken as a whole, will be able to generally pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Loan Parties, taken as a whole, will not have unreasonably small capital with which to conduct its business in which it is engaged. 5.18. Intellectual Property. Except as set forth in Schedule 5.18: each Loan Party owns, is licensed, or is otherwise free to use, all patents, patent applications, industrial designs, industrial design applications, trademarks, trade names, service marks, copyrights, proprietary technology, trade secrets, proprietary information, domain names, and proprietary know-how and processes, necessary for the conduct of its business as currently conducted (the “Intellectual Property”), except for those which the failure to own, license or otherwise have the right to use, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. To the knowledge of each Loan Party, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor to the knowledge of each Loan Party does the use of such Intellectual Property by each Loan Party infringe the rights of any Person, except for such claims and infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. 5.19. Perfection, Etc. Upon execution and delivery thereof by the parties thereto, the applicable Guarantee and Collateral Agreement will be effective to create (to the extent described therein) in favor of the Collateral Agent for the benefit of the Secured Parties, a valid and enforceable security interest in or liens on the Collateral described therein, except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. When (a) all Filings (as defined in the U.S. GCA and the Canadian GCA) have been completed, (b) all applicable Instruments, Chattel Paper and Documents (each as defined and described therein) constituting Collateral a security interest in which is perfected by possession have been delivered to, and/or are in the continued possession of, the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the applicable Junior Lien Intercreditor Agreement or Other

155 Intercreditor Agreement, and (c) all Deposit Accounts and Pledged Stock (each as defined in the U.S. GCA and the Canadian GCA) a security interest in which is required to be or is perfected by “control” (as described in the Uniform Commercial Code or PPSA as in effect in each applicable jurisdiction (in the case of Deposit Accounts located in the U.S.) and the State of New York (in the case of Pledged Stock) from time to time) are under the “control” of the Collateral Agent, the Administrative Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the applicable Junior Lien Intercreditor Agreement or Other Intercreditor Agreement, the security interests and liens granted pursuant to the Guarantee and Collateral Agreements shall constitute (to the extent described therein) a perfected security interest in (to the extent intended to be created thereby and required to be perfected under the Loan Documents), all right, title and interest of each pledgor party thereto in the Collateral described therein (excluding Commercial Tort Claims, as defined in the U.S. GCA, other than such Commercial Tort Claims set forth on Schedule 6 thereto (if any)) with respect to such pledgor. Notwithstanding any other provision of this Agreement, capitalized terms that are used in this Subsection 5.19 and not defined in this Agreement are so used as defined in the applicable Security Document. 5.20. Anti-Terrorism. No Loan Party and, to the knowledge of the Loan Parties, none of its Affiliates is in violation of any applicable Sanctions or any applicable law relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), the PATRIOT Act and Canadian AML Legislation. The Borrowers have implemented and maintain in effect policies and procedures designed to promote and achieve compliance by Holdings, its Subsidiaries and their respective directors, officers, employees and agents, in all material respects, with Anti-Corruption Laws and applicable Sanctions. (a) No Loan Party or Subsidiary of a Loan Party, or any of their respective officers and directors, or, to knowledge of the Loan Parties, any Affiliate, employee, broker or other agent of any Loan Party or Subsidiary of a Loan Party, acting or benefiting in any capacity in connection with the Loans is any of the following: (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (ii) a Person owned or controlled by, or acting for or on behalf of, any person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; (v) a Person that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office

156 of Foreign Assets Control at its official website or any replacement website or other replacement official publication of such list; or (vi) a Sanctioned Person. (b) No Loan Party and, to the knowledge of the Loan Parties, no broker or other agent of any Loan Party acting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in paragraph (b) above, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or Canadian AML Legislation, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. (c) Holdings, its Subsidiaries and their respective officers and directors and, to the knowledge of Holdings and its Subsidiaries, their respective employees and agents are in compliance with Anti-Corruption Laws in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Borrower being designated as a Sanctioned Person. No borrowing or Letter of Credit, use of proceeds or other Closing Date transaction will violate any Anti-Corruption Law or applicable Sanctions. 5.21. Affected Financial Institutions. No Loan Party is an Affected Financial Institution. 5.22. [Reserved]. 5.23. Eligible Accounts. As of the date of any Borrowing Base Certificate, the Accounts included in the calculation of Eligible Accounts and Eligible Credit Card Receivables on such Borrowing Base Certificate satisfy in all material respects the requirements of an “Eligible Account” or “Eligible Credit Card Receivable”, as applicable, hereunder. 5.24. Eligible Inventory. As of the date of any Borrowing Base Certificate, the Inventory included in the calculation of Eligible Inventory on such Borrowing Base Certificate satisfy in all material respects the requirements of an “Eligible Inventory” hereunder. 5.25. Outbound Investment Rules. Neither any Borrower nor any of its Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. ARTICLE 6 CONDITIONS PRECEDENT 6.1. Conditions to Initial Extension of Credit. This Agreement shall become effective on the date on which the conditions precedent set forth below shall have been satisfied or waived.

157 (a) Credit Agreement. The Administrative Agent shall have received this Agreement and all attached Exhibits and Schedules, in form and substance reasonably satisfactory to the Administrative Agent, the Borrowers and the Lenders, and fully executed by all parties hereto. (b) Documentation. The Administrative Agent shall have received the following, duly executed by all the parties thereto, in form and substance reasonably satisfactory to the Administrative Agent, the Borrowers and the Lenders, and, where applicable, fully executed by all parties thereto: (i) each Guarantee and Collateral Agreement, (ii) a Revolving Credit Note for each Lender requesting a Note; (iii) certificates of insurance naming the Collateral Agent as loss payee or lender’s loss payable with respect to property insurance, or additional insured with respect to liability insurance, and covering the Loan Parties’ properties with such insurance carriers, for such amounts and covering such risks as required by Subsection 7.5; (iv) an officer’s or director’s certificate from each Loan Party certifying and appending such Loan Party’s (A) officers’ and/or directors’ incumbency, (B) authorizing resolutions and (C) organizational documents; (v) a certificate from an authorized officer of the U.S. Borrower dated as of the Closing Date stating that as of such date all conditions precedent set forth in Subsection 6.1(c) and (h) have been met; (vi) certificates of status or good standing for each Loan Party in the state or other jurisdiction in which each such Person is organized, which certificates shall be (A) dated as of a recent date or (B) otherwise effective on the Closing Date; (vii) a customary opinion of (A) Paul Hastings LLP, as U.S. counsel for the Loan Parties (other than the Canadian Loan Parties), (B) Stikeman Elliott LLP, Stewart McKelvey and MLT Aikins LLP, as Canadian counsel for the Canadian Loan Parties and (C) King & Spalding LLP, in each case, in form and substance reasonably acceptable to the Administrative Agent; and (viii) Such other documents, agreements, or instruments necessary contemplated by the Guarantee and Collateral Agreements to create a perfected first priority Lien in favor of the Collateral Agent in the Collateral. (c) Representations and Warranties. Each of the representations and warranties made by any Loan Party pursuant to this Agreement or any other Loan Document to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any other Loan Document shall, except to the extent that they relate to a particular date, be true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of such date as if made on and as of such date.

158 (d) Financial Statements. The Agent shall have received the Audited Financial Statements (it being understood and agreed that this condition may be satisfied by furnishing the applicable financial statements on Form 10-K or 10-Q, as applicable, filed with the SEC). (e) Solvency. The Agent shall have received a certificate, in substantially the form of Exhibit I, attesting to the solvency of the U.S. Borrower and its Subsidiaries, taken as a whole, after giving effect to the Transactions. (f) Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate which calculates the Aggregate Borrowing Base as of September 30, 2025. (g) Field Examinations; Appraisals. The Administrative Agent or its designee shall have conducted (i) a field examination of the Accounts, the Intellectual Property and Inventory of the Loan Parties and such other information or materials as the Administrative Agent shall include within the scope of such field examination and audit and (ii) an appraisal of the Inventory and Intellectual Property of the Loan Parties, in each case, all of which shall be in form and substance satisfactory to the Administrative Agent; provided that it is understood and agreed the conditions set forth in this clause (g) have been satisfied prior to the Closing Date. (h) Excess Availability. The Administrative Agent shall have received evidence reasonably satisfactory to it that, immediately after giving effect to the Transactions, that Excess Availability as of the Closing Date is no less than $250,000,000. (i) Refinancing; Senior Notes. Prior to, or concurrently with, Closing Date, (i) all outstanding obligations (except those obligations which by their terms survive the termination of the Existing Credit Agreement (as defined below)) owing with respect to the Fourth Amended and Restated Credit Agreement dated as of August 25, 2017 (as amended, amended and restated or otherwise modified from time to time, the “Existing Credit Agreement”) among, inter alios, the U.S. Borrower, the Canadian Borrower, JPMorgan Chase Bank, N.A., as administrative agent thereunder and the lending institutions party thereto from time to time as lenders shall have been paid in full or subject to other satisfactory arrangements described in the customary payoff letters described in the following clause (A) and the Administrative Agent shall have received (A) a customary payoff letter, in form and substance reasonably satisfactory to the Administrative Agent with respect to such payment in full and (B) arrangements reasonably satisfactory to the Administrative Agent shall have been made with any Person holding any Lien securing Indebtedness under the Existing Credit Agreement, for the release and delivery of such UCC (or equivalent) termination statements, mortgage releases, releases of assignments of leases and rents, and other instruments, in each case in proper form for recording or filing, as the Administrative Agent shall have requested to release and terminate of record the Liens securing such Indebtedness and (ii) the Administrative Agent shall have received copies of the Senior Notes Documents, which shall be in form and substance reasonably satisfactory to Administrative Agent. (j) Search Results. The Administrative Agent shall have received the results of a recent lien search in each jurisdiction where the Loan Parties are organized and where the assets of the Loan Parties are located, and such search shall reveal no Liens on any of the assets of

159 the Loan Parties except for Liens permitted hereunder or Liens that are discharged on or prior to the Closing Date pursuant to documentation reasonably satisfactory to the Administrative Agent. (k) Payment of Fees. The Borrowers shall have paid the fees and expenses required to be paid as of the Closing Date under each Loan Document (including, for the avoidance of doubt, the Fee Letter). The Borrowers shall have paid the legal fees for the Administrative Agent’s counsel of the type that are reimbursable under Subsection 11.5 to the extent such fees have been invoiced at least one (1) Business Day prior to the Closing Date. (l) KYC and PATRIOT Act Regulations. Upon the reasonable request of any Lender made (i) at least ten (10) Business Days prior to the Closing Date, the Borrowers shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” provisions and similar provisions of anti-money laundering rules and regulations, including the PATRIOT Act, in each case at least three (3) Business Days prior to the Closing Date, and (ii) at least five (5) Business Days prior to the Closing Date, if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver a Beneficial Ownership Certification to such requesting Lender at least three (3) Business Days prior to the Closing Date. Execution and delivery to the Administrative Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions in this Subsection 6.1 have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Administrative Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Administrative Agent or any other Lender as to the satisfaction of any condition set forth in this Subsection 6.1, and (iii) all documents sent to such Lender for approval, consent, or satisfaction were acceptable to such Lender. 6.2. Conditions to Each Extension of Credit . The agreement of each Lender to make any Extension of Credit requested to be made by it on any date (including each Swingline Loan) is subject to the satisfaction or waiver of the following conditions precedent: (a) Representations and Warranties. Each of the representations and warranties made by any Loan Party pursuant to this Agreement or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any other Loan Document shall, except to the extent that they relate to a particular date, be true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of such date as if made on and as of such date. (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extensions of Credit requested to be made on such date. (c) Borrowing Notice or L/C Request. With respect to any Borrowing, the Administrative Agent shall have received a notice of such Borrowing as required by Subsection 2.2 or 2.4, as applicable (or such notice shall have been deemed given in accordance with Subsection

160 2.2 or 2.4, as applicable). With respect to the issuance of any Letter of Credit, the applicable Issuing Lender shall have received a L/C Request, completed to its satisfaction, and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Each Extension of Credit hereunder shall constitute a representation and warranty by the U.S. Borrower as of the date of such borrowing or such issuance that the conditions contained in this Subsection 6.2 have been satisfied. ARTICLE 7 AFFIRMATIVE COVENANTS The U.S. Borrower hereby agrees that, from and after the Closing Date and so long as the Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations and all other Obligations then due and owing to any Lender or any Agent hereunder and termination or expiration of all Letters of Credit (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent), the U.S. Borrower shall and shall (except in the case of delivery of financial information, reports and notices, in which case it shall or shall cause the Borrower Representative, if it is not then the Borrower Representative, to) cause each of its respective Restricted Subsidiaries to: 7.1. Financial Statements. Furnish to the Administrative Agent for delivery to each Lender (and the Administrative Agent agrees to make and so deliver such copies): (a) no later than the fifth Business Day after the 90th day (or, to the extent the SEC grants an extension of the SEC’s corresponding reporting obligation for such period to filers generally, such later date mandated by the SEC (but in no event to later than the fifth Business Day after 120th day following the end of such Fiscal Year)) following the end of each Fiscal Year of the U.S. Borrower, a copy of the audited consolidated balance sheet of the U.S. Borrower as at the end of such year and the related audited consolidated statements of income and stockholders’ equity and cash flows for such year, setting forth in each case, in comparative form, the figures for and as of the end of the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit (provided that such report may contain a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, if such qualification or exception arises solely with respect to, results from or arises on account of (i) an upcoming maturity or termination date hereunder or under the Senior Notes or (ii) any potential inability to satisfy any financial maintenance covenant included in any Indebtedness of the U.S. Borrower or its Subsidiaries on a future date in a future period), by an independent certified public accountants of nationally recognized standing (it being agreed that the furnishing of the U.S. Borrower’s or any Parent Entity’s annual report on Form 10-K for such year, as filed with the SEC, will satisfy the U.S. Borrower’s obligation under this Subsection 7.1(a) with respect to such year, including with respect to the requirement that such financial statements be reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, so long as the report included in such Form 10-K does not contain any “going concern” or like qualification or exception (other than a “going concern” or like qualification or exception with respect to, resulting from or arising on account of any potential

161 inability to satisfy any financial maintenance covenant included in any Indebtedness of the U.S. Borrower or its Subsidiaries on a future date or in a future period or an upcoming maturity or termination date hereunder or under the Senior Notes)); (b) no later than the fifth Business Day following the 45th day (or, to the extent the SEC grants an extension of the SEC’s corresponding reporting obligation for such period to filers generally, such later date mandated by the SEC (but in no event to later than the fifth Business Day after 60th day following the end of such Fiscal Quarter)) following the end of each of the first three quarterly periods of each Fiscal Year of the U.S. Borrower, the unaudited consolidated balance sheet of the U.S. Borrower as at the end of such quarter and the related unaudited consolidated statements of income and cash flows of the U.S. Borrower for the portion of the Fiscal Year through the end of such quarter, setting forth in comparative form the figures for and as of the corresponding periods of the previous year, in each case certified by a Responsible Officer of the U.S. Borrower as being fairly stated in all material respects (subject to normal year-end audit and other adjustments) (it being agreed that the furnishing of the U.S. Borrower’s or any Parent Entity’s quarterly report on Form 10-Q for such quarter, as filed with the SEC, will satisfy the U.S. Borrower’s obligations under this Subsection 7.1(b) with respect to such quarter); (c) to the extent applicable, concurrently with any delivery of consolidated financial statements referred to in Subsections 7.1(a) and 7.1(b) above, related unaudited condensed consolidating financial statements and appropriate reconciliations reflecting the material adjustments necessary (as determined by the Borrower Representative in good faith, which determination shall be conclusive) to eliminate the accounts of any Unrestricted Subsidiaries (if any) (which may be in footnote form only) from such consolidated financial statements; and (d) all such financial statements delivered pursuant to Subsection 7.1(a) or 7.1(b) to (and, in the case of any financial statements delivered pursuant to Subsection 7.1(b), shall be certified by a Responsible Officer of the U.S. Borrower to) fairly present in all material respects the financial condition of the U.S. Borrower and its Subsidiaries in conformity with GAAP and to be (and, in the case of any financial statements delivered pursuant to Subsection 7.1(b) shall be certified by a Responsible Officer of the U.S. Borrower as being) in reasonable detail and prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods that began on or after the Closing Date (except as disclosed therein, and except, in the case of any financial statements delivered pursuant to Subsection 7.1(b), for the absence of certain notes). 7.2. Certificates; Other Information. Furnish to the Administrative Agent for delivery to each Lender (and the Administrative Agent agrees to make and so deliver such copies): (a) [reserved]; (b) concurrently with the delivery of the financial statements and reports referred to in Subsections 7.1(a) and, commencing with the Fiscal Quarter ending March 31, 2026, 7.1(b), a certificate signed by a Responsible Officer of the Borrower Representative in substantially the form of Exhibit Q or such other form as may be agreed between the Borrower Representative and the Administrative Agent (a “Compliance Certificate”) (i) stating that, to the

162 best of such Responsible Officer’s knowledge, each of the U.S. Borrower and its Restricted Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement or the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, except, in each case, as specified in such certificate, and (ii) setting forth reasonably detailed calculations of the Consolidated Fixed Charge Coverage Ratio for the Most Recent Four Quarter Period (whether or not a Compliance Period is in effect) and, if applicable, demonstrating compliance with Subsection 8.1 (in the case of a certificate furnished with the financial statements referred to in Subsections 7.1(a) and 7.1(b)); (c) within 90 days (or, if later, the date the audited financials are required to be delivered pursuant to Subsections 7.1(a)) after the commencement of each fiscal year, a financial forecast for such fiscal year (including the fiscal year in which the Maturity Date occurs), presented on a quarterly basis, including a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of the U.S. Borrower and its Subsidiaries for such fiscal year and any revised financial forecast for such fiscal year promptly after it is available; (d) within five Business Days after the same are filed, copies of all financial statements and periodic reports which the U.S. Borrower or the Canadian Borrower may file with the SEC or any successor or analogous Governmental Authority; (e) within five Business Days after the same are filed, copies of all registration statements and any amendments and exhibits thereto, which the U.S. Borrower or the Canadian Borrower may file with the SEC or any successor or analogous Governmental Authority; (f) not later than 5:00 P.M., New York City time, on or before the 20th Business Day of the Fiscal Quarters of the U.S. Borrower commencing on January 4, 2026 and January 3, 2027 and, for each other Fiscal Quarter of the U.S. Borrower, commencing with the first Fiscal Quarter of Fiscal Year 2026, on or before the 15th Business Day of such Fiscal Quarter of the U.S. Borrower, (or (i) more frequently as the Borrower Representative may elect, so long as the same frequency of delivery is maintained by the Borrower Representative for the immediately following 90 day period (unless such delivery is in connection with a Permitted Acquisition so long as, after giving effect to such Permitted Acquisition (and any Indebtedness incurred in connection therewith), Excess Availability is no less than $300,000,000), (ii) not later than 5:00 P.M., New York City time, on or before the 15th Business Day of each Fiscal Period of the U.S. Borrower during any period (a) commencing on the date on which Aggregate Lender Exposure exceeds $185,000,000 and (b) ending on the first date thereafter on which Aggregate Lender Exposure has been no greater than $185,000,000 for 30 consecutive calendar days or (iii) not later than the third Business Day of each week during any period (a) commencing on the date on which either (x) an Event of Default has occurred and has been continuing or (y) Excess Availability is less than the greater of (i) $93,750,000 or (ii) 15.0% of Availability at such time and (b) ending on the first date thereafter on which both (x) no Event of Default has existed or been continuing at any time and (y) Excess Availability has not been less than the greater of (i) $93,750,000 or (ii) 15.0% of Availability at any time, in each case for 30 consecutive calendar days), a borrowing base certificate setting forth the Aggregate Borrowing Base (with supporting calculations) substantially in the form of Exhibit K hereto (a “Borrowing Base Certificate”), which shall be prepared as of

163 the last Business Day of the preceding Fiscal Quarter of the U.S. Borrower (or (x) such other applicable date to be agreed by the Borrower Representative and the Administrative Agent in the case of clause (i) above, (y) the last Business Day of the preceding Fiscal Period of the U.S. Borrower or (z) the previous Friday in the case of clause (iii) above); provided that a revised Borrowing Base Certificate based on the Borrowing Base Certificate last delivered shall be delivered (1) immediately prior to the consummation of a sale or other disposition of Collateral not in the ordinary course of business (including in connection with the designation of an Unrestricted Subsidiary that, immediately prior to such designation, holds Borrowing Base Assets or the transfer of any Borrowing Base Assets to a Restricted Subsidiary that is not a Qualified Loan Party) with an aggregate value in excess of $50,000,000, or (2) upon dispositions of Collateral that have occurred following the most recently delivered Borrowing Base Certificate with an aggregate value in excess of $50,000,000 pursuant to Permitted Bulk Sales, giving pro forma effect to such sale or such other disposition, unless, in the case of clauses (1) and (2) the pro forma effect of such event was already reflected on such Borrowing Base Certificate last delivered. Each such Borrowing Base Certificate shall include such supporting information as may be reasonably requested from time to time by the Administrative Agent; (g) subject to the last sentence of Subsection 7.6(a), promptly, such additional financial and other information regarding the Loan Parties as any Agent or the Required Lenders through the Administrative Agent may from time to time reasonably request; (h) promptly upon reasonable request from the Administrative Agent calculations of Consolidated EBITDA and other Fixed GAAP Terms as reasonably requested by the Administrative Agent promptly following receipt of a written notice from the Borrower Representative electing to change the Fixed GAAP Date, which calculations shall show the calculations of the respective Fixed GAAP Terms both before and after giving effect to the change in the Fixed GAAP Date and identify the material change(s) in GAAP giving rise to the change in such calculations; (i) (i) together with each Borrowing Base Certificate, (A) a detailed aging, by total, of each Qualified Loan Party’s Accounts, together with a reconciliation and supporting documentation for any reconciling items noted, (B) a detailed calculation of those Accounts that are not eligible for the Borrowing Base, (C) notice of all claims, offsets, or disputes asserted by Account Debtors with respect to each Qualified Loan Party’s Accounts, (D) Inventory system/perpetual reports specifying the cost and the wholesale market value of each Qualified Loan Party’s Inventory, by category, with additional detail showing additions to and deletions therefrom, together with a reconciliation to such Qualified Loan Party’s general ledger, (E) a detailed calculation of Inventory that is not eligible for the Borrowing Base, (F) a report regarding each Qualified Loan Party’s accrued, but unpaid, tariffs, in a form reasonably satisfactory to the Administrative Agent] and (G) a summary aging, by vendor, of each Loan Party’s accounts payable and any book overdraft and an aging, by vendor, of any held checks and (ii) on each Business Day that Excess Availability (as determined without regard to any Eligible Cash) is less than the greater of (A) $156,250,000 and (B) 25% of Availability at any time, report in form and substance reasonably satisfactory to the Administrative Agent detailing cash balances with respect to Eligible Cash included in such Borrowing Base; and

164 (j) such information regarding aging of Accounts of the U.S. Borrower and the other Qualified Loan Parties as the Administrative Agent may from time to time reasonably request. Documents required to be delivered pursuant to Subsection 7.1 or 7.2 may at the Borrower Representative’s option be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (A) in the case of any such documents other than documents required to be delivered pursuant to Subsection 7.2(f) (i) on which the Borrower Representative posts such documents, or provides a link thereto, on the U.S. Borrower’s (or the Borrower Representative’s or any Parent Entity’s) website on the Internet at the website address listed on Schedule 7.2 (or such other website address as the Borrower Representative may specify by written notice to the Administrative Agent from time to time), or (ii) on which such documents are posted on the U.S. Borrower’s (or the Borrower Representative’s or any Parent Entity’s) behalf on an Internet or intranet website to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent) and (B) in the case of any such documents required to be delivered pursuant to Subsection 7.2(f), on which the Borrower Representative provides a link thereto on the U.S. Borrower’s (or the Borrower Representative’s or any Parent Entity’s) website on the Internet at the website address listed on Schedule 7.2 (or such other website address as the Borrower Representative may specify by written notice to the Administrative Agent from time to time). Following the electronic delivery of any such documents by posting such documents to a website in accordance with the preceding sentence (other than the posting by the U.S. Borrower or the Borrower Representative of any such documents on any website maintained for or sponsored by the Administrative Agent), the Borrower Representative shall promptly provide the Administrative Agent notice of such delivery (which notice may be by facsimile or electronic mail) and the electronic location at which such documents may be accessed; provided that, in the absence of bad faith, the failure to provide such prompt notice shall not constitute a Default hereunder. 7.3. Payment of Taxes. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings diligently conducted and reserves in conformity with GAAP with respect thereto have been provided on the books of the U.S. Borrower or any of its Restricted Subsidiaries, as the case may be, or except to the extent that failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect. 7.4. Conduct of Business and Maintenance of Existence; Compliance with Contractual Obligations and Requirements of Law. Preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the business of the U.S. Borrower and its Restricted Subsidiaries, taken as a whole, except as otherwise permitted pursuant to Subsection 8.2 or 8.5; provided that the U.S. Borrower and its Restricted Subsidiaries shall not be required to maintain any such rights, privileges or franchises and the U.S. Borrower’s Restricted Subsidiaries shall not be required to maintain such existence, if the failure to do so would not reasonably be expected to have a Material Adverse Effect; and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

165 7.5. Maintenance of Property; Insurance. (i) Keep all property necessary in the business of the U.S. Borrower and its Restricted Subsidiaries, taken as a whole, in good working order and condition, except where failure to do so would not reasonably be expected to have a Material Adverse Effect; (ii) use commercially reasonable efforts to maintain with financially sound and reputable insurance companies (or any Captive Insurance Subsidiary) insurance on, or self-insure, all property material to the business of the U.S. Borrower and its Restricted Subsidiaries, taken as a whole, in at least such amounts and against at least such risks (but including in any event public liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; (iii) furnish to the Administrative Agent, upon written request, information in reasonable detail as to the insurance carried; (iv) use commercially reasonable efforts to maintain property and liability policies that provide that in the event of any cancellation thereof during the term of the policy, either by the insured or by the insurance company, the insurance company shall provide to the secured party at least 30 days prior written notice thereof, or in the case of cancellation for non-payment of premium, 10 days prior written notice thereof; (v) in the event of any material change in any of the property or liability policies referenced in the preceding clause (iv), use commercially reasonable efforts to provide the Administrative Agent with at least 30 days prior written notice thereof; (vi) use commercially reasonable efforts to ensure that, subject to any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement at all times, the Collateral Agent, the applicable Collateral Representative and/or any Additional Agent, in accordance with the applicable Junior Lien Intercreditor Agreement or Other Intercreditor Agreement, for the benefit of the Secured Parties, shall be named as an additional insured with respect to liability policies maintained by each Borrower and each Subsidiary Guarantor and the Collateral Agent, the applicable Collateral Representative or any Additional Agent, in accordance with the applicable Junior Lien Intercreditor Agreement or Other Intercreditor Agreement, for the benefit of the Secured Parties, shall be named as loss payee with respect to the property insurance maintained by each Borrower and each Subsidiary Guarantor; and (vii) with respect to each Mortgaged Property located in the U.S., obtain flood insurance in such total amount as the Administrative Agent or the Required Lenders may from time to time reasonably require (and, in any event, in at least the minimum amount required by applicable flood insurance laws), if at any time the area in which any improvements located on any Mortgaged Property located in the U.S. is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time, and any other applicable flood insurance laws, provided that, unless an Event of Default or a Dominion Event shall have occurred and be continuing, (A) the Collateral Agent shall turn over to the Borrower Representative any amounts received by it as an additional insured or loss payee under any property insurance maintained by the U.S. Borrower and its Subsidiaries, (B) the Collateral Agent agrees that the applicable Borrower and/or the applicable Subsidiary shall have the sole right to adjust or settle any claims under such insurance and (C) all proceeds from a Recovery Event shall be paid to the Borrower Representative. With respect to each Mortgaged Property that is located in an area identified by the Federal Emergency Management Agency (or any successor agency thereto) as a “special flood hazard area” with respect to which flood insurance has been made available under the Flood Insurance Laws, the applicable Loan Party (a) shall obtain and maintain with financially sound and reputable insurance companies (except to the extent that any insurance company insuring such Mortgaged Property of such Loan Party ceases to be financially sound and reputable

166 after the Closing Date, in which case such Loan Party shall promptly replace such insurance company with a financially sound and reputable insurance company), such flood insurance in such reasonable total amount as the Administrative Agent and the Lenders may from time to time reasonably require and otherwise sufficient to comply with all applicable rules and regulations promulgated under the Flood Insurance Laws and (b) promptly upon request of the Administrative Agent or any Lender, shall deliver to the Administrative Agent or such Lender as applicable, evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent or such Lender, including, without limitation, evidence of annual renewals of such flood insurance. 7.6. Inspection of Property; Books and Records; Discussions. (a) (i) In the case of the U.S. Borrower, keep proper books and records in a manner to allow financial statements to be prepared in conformity with GAAP consistently applied in respect of all material financial transactions and matters involving the material assets and business of the U.S. Borrower and its Restricted Subsidiaries, taken as a whole; and (ii) permit representatives of the Administrative Agent to visit and inspect any of its properties and examine and, to the extent reasonable, make abstracts from any of its books and records and to discuss the business, operations, properties and financial and other condition of the U.S. Borrower and its Restricted Subsidiaries with officers of the U.S. Borrower and its Restricted Subsidiaries and with its independent certified public accountants, in each case at any reasonable time, upon reasonable notice, and as often as may reasonably be desired; provided that representatives of the Borrower Representative may be present during any such visits, discussions and inspections. Each Borrower shall keep records of its Inventory in a manner to allow the Borrowing Base Certificate to be prepared in accordance with this Agreement. Upon the Administrative Agent’s reasonable request, the U.S. Borrower will provide a summary inventory report (based on its customary methodology and, in form and substance, as prepared for its internal purposes) no more than once per year and at a time prepared by the U.S. Borrower for its internal purposes in its ordinary course of business. Notwithstanding anything to the contrary in Subsection 7.2(g) or in this Subsection 7.6, none of the U.S. Borrower or any Restricted Subsidiary will be required to disclose, or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non- financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or the Lenders (or their respective representatives) is prohibited by Requirement of Law or any binding agreement or (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product. (b) At reasonable times during normal business hours and upon reasonable prior notice that the Administrative Agent requests, independently of or in connection with the visits and inspections provided for in clause (a) above, the U.S. Borrower and its Restricted Subsidiaries will grant access to the Administrative Agent (including employees of the Administrative Agent or any consultants, accountants, lawyers and appraisers retained by the Administrative Agent) to such Person’s premises, books, records, accounts and Inventory so that (i) the Administrative Agent or an appraiser retained by the Administrative Agent may conduct an Inventory appraisal and (ii) the Administrative Agent may conduct (or engage third parties to conduct) such field examinations, verifications and evaluations (including environmental assessments) as the Administrative Agent may deem reasonably necessary or appropriate, including evaluation of the U.S. Borrower’s practices in the computation of the Borrowing Base.

167 Unless an Event of Default exists, or if previously approved by the Borrower Representative, no environmental assessment by the Administrative Agent may include any sampling or testing of the soil, surface water or groundwater. The Administrative Agent may in its reasonable discretion conduct one field examination, one Inventory appraisal and one Intellectual Property appraisal in each calendar year in each case for all of the Loan Parties each at the Loan Parties’ expense; provided that, the Administrative Agent shall in its reasonable discretion conduct at the Loan Parties’ expense, (x) up to one field examination, one Inventory appraisal and one Intellectual Property appraisal during each calendar year and (y) up to one additional field examination, one additional Inventory appraisal and/or one additional Intellectual Property appraisal in a calendar year if Excess Availability falls below the greater of (i) $93,750,000 and (ii) 15.0% of Availability for 5 consecutive Business Days at any time in such calendar year; provided, further, that the Administrative Agent may conduct in its reasonable discretion and at the Loan Parties’ expense (and without in any way limiting the Administrative Agent’s rights under the immediately preceding proviso), additional field examinations, additional Inventory appraisals and additional Intellectual Property appraisals as may be reasonably required by the Administrative Agent with respect to assets in excess of $75,000,000 acquired pursuant to a Permitted Acquisition that are of the type that are included in the Borrowing Base but that have not yet been subject to a field examination, Inventory appraisal or Intellectual Property appraisal (as applicable) in accordance with this Agreement. Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuance of any Event of Default, the Administrative Agent may cause such additional field examinations, Inventory appraisals and/or Intellectual Property appraisals to be taken for each of the Loan Parties as the Administrative Agent in its reasonable discretion determines are necessary or appropriate (each, at the expense of the Loan Parties). All amounts chargeable to the applicable Borrowers under this Subsection 7.6(b) shall constitute obligations that are secured by all of the applicable Collateral and shall be payable to the Agents hereunder. 7.7. Notices. Promptly after obtaining knowledge thereof notify the Administrative Agent in writing (for distribution to the Lenders) of: (a) after a Responsible Officer of the Borrower Representative knows thereof, the occurrence of any Default or Event of Default; (b) after a Responsible Officer of the Borrower Representative knows thereof, any default or event of default under any Contractual Obligation of the U.S. Borrower or any of its Restricted Subsidiaries, other than as previously disclosed in writing to the Lenders, which would reasonably be expected to have a Material Adverse Effect; (c) after a Responsible Officer of the Borrower Representative knows thereof, the occurrence of any payment default under any Additional Obligations Documents or under any agreement or document governing other Indebtedness, in each case relating to Indebtedness in an aggregate principal amount equal to or greater than $25,000,000; (d) after a Responsible Officer of the Borrower Representative knows thereof, any litigation, investigation or proceeding affecting the U.S. Borrower or any of its Restricted Subsidiaries that would reasonably be expected to have a Material Adverse Effect;

168 (e) any ERISA Event or Canadian Pension Event that has resulted or could reasonably be expected to result in a Material Adverse Effect; (f) [reserved]; (g) after a Responsible Officer of the Borrower Representative knows thereof, (i) any release or discharge by the U.S. Borrower or any of its Restricted Subsidiaries of any Materials of Environmental Concern required to be reported under applicable Environmental Laws to any Governmental Authority, unless the Borrower Representative reasonably determines that the total Environmental Costs arising out of such release or discharge would not reasonably be expected to have a Material Adverse Effect; (ii) any condition, circumstance, occurrence or event not previously disclosed in writing to the Administrative Agent that would reasonably be expected to result in liability or expense under applicable Environmental Laws, unless the Borrower Representative reasonably determines that the total Environmental Costs arising out of such condition, circumstance, occurrence or event would not reasonably be expected to have a Material Adverse Effect, or would not reasonably be expected to result in the imposition of any lien or other material restriction on the title, ownership or transferability of any facilities and properties owned, leased or operated by the U.S. Borrower or any of its Restricted Subsidiaries that would reasonably be expected to result in a Material Adverse Effect; and (iii) any proposed action to be taken by the U.S. Borrower or any of its Restricted Subsidiaries that would reasonably be expected to subject the U.S. Borrower or any of its Restricted Subsidiaries to any material additional or different requirements or liabilities under Environmental Laws, unless the Borrower Representative reasonably determines that the total Environmental Costs arising out of such proposed action would not reasonably be expected to have a Material Adverse Effect; (h) after a Responsible Officer of the Borrower Representative knows thereof, any loss, damage, or destruction to a significant portion of the Collateral, whether or not covered by insurance; and (i) promptly after a Responsible Officer of the Borrower Representative knows thereof, any default, event of default or termination under any material warehouse or Store lease of the U.S. Borrower or any of its Restricted Subsidiaries, other than as previously disclosed in writing to the Lenders, which would reasonably be expected to have a Material Adverse Effect. Each notice pursuant to this Subsection 7.7 shall be accompanied by a statement of a Responsible Officer of the Borrower Representative (and, if applicable, the relevant Restricted Subsidiary) setting forth details of the occurrence referred to therein and stating what action the Borrower Representative (or, if applicable, the relevant Restricted Subsidiary) proposes to take with respect thereto. 7.8. Environmental Laws. (a) Except to the extent that failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (i) comply, and use commercially reasonable efforts to cause all lessees and other Persons occupying Real Property of any Loan Party to comply, in all material respects with all Environmental Laws and Environmental Permits applicable to its operations and Real Property; (ii) obtain and renew all material

169 Environmental Permits applicable to its operations and Real Property; and (iii) conduct all Responses required by, and in accordance with, Environmental Laws; provided that no Loan Party shall be required to undertake any Response or perform any compliance activity to the extent that its obligation to do so is being contested in good faith and by proper actions and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP. (b) If a Default caused by reason of a breach of Subsection 5.9 or Subsection 7.8(a) shall have occurred and be continuing for more than 20 days without the Loan Parties commencing activities reasonably likely to cure such Default in accordance with Environmental Laws, at the written request of the Administrative Agent or the Required Lenders through the Administrative Agent, provide to the Lenders within 45 days after such request, at the expense of the U.S. Borrower, an environmental assessment report regarding the matters which are the subject of such Default, including, where and to the extent appropriate, soil and/or groundwater sampling in relation to the subject of such Default, prepared by an environmental consulting firm and, in form reasonably acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or Response to address them. 7.9. After-Acquired Subsidiaries. (a) With respect to any Domestic Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary) (i) created or acquired subsequent to the Closing Date by the U.S. Borrower or any of its Domestic Subsidiaries that are Wholly Owned Subsidiaries (other than an Excluded Subsidiary), (ii) being designated as a Restricted Subsidiary, (iii) ceasing to be a Foreign Subsidiary Holdco or other Excluded Subsidiary as provided in the applicable definition thereof after the expiry of any applicable period referred to in such definition or (iv) that becomes a Domestic Subsidiary as a result of a transaction pursuant to, and permitted by, Subsection 8.2 or 8.4 (other than an Excluded Subsidiary), promptly notify the Administrative Agent of such occurrence and within 30 days of such creation, acquisition, designation, cessation or transaction (or such longer period as the Administrative Agent may agree in its sole discretion) (i) cause the Loan Party that is required to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest (as and to the extent provided in the applicable Guarantee and Collateral Agreement) in the Capital Stock of such new Domestic Subsidiary owned directly by the U.S. Borrower or any of its Domestic Subsidiaries that are Wholly Owned Subsidiaries (other than Excluded Subsidiaries) and to execute and deliver a Joinder Agreement (as defined in the applicable Guarantee and Collateral Agreement) pursuant to Section 4.5 of the applicable Guarantee and Collateral Agreement, (ii) deliver to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, in accordance with the applicable Junior Lien Intercreditor Agreement or Other Intercreditor Agreement, the certificates (if any) representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the parent of such new Domestic Subsidiary, and (iii) cause such new Domestic Subsidiary (A) to become a party to the applicable Guarantee and Collateral Agreement, (B) to take all actions reasonably deemed by the Collateral Agent to be necessary or advisable to cause the Lien created by the applicable Guarantee and Collateral Agreement in such new Domestic Subsidiary’s Collateral to be duly perfected in accordance with all applicable Requirements of Law (as and to the extent provided in the applicable Guarantee and Collateral Agreement), including the filing of financing statements in such jurisdictions as may be

170 reasonably requested by the Collateral Agent and (C) to the extent requested by the Administrative Agent or any Lender, to provide all documentation and other information about such new Domestic Subsidiary as shall be required by applicable regulatory authorities under applicable “know your customer” provisions and similar provisions of anti-money laundering rules and regulations. In addition, the U.S. Borrower may cause any Subsidiary that is not required to become a Subsidiary Guarantor to become a Subsidiary Guarantor by executing and delivering a Subsidiary Guaranty. (b) With respect to any Foreign Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary) created or acquired subsequent to the Closing Date by the U.S. Borrower or any of its Domestic Subsidiaries that are Wholly Owned Subsidiaries (in each case, other than any Excluded Subsidiary), the Capital Stock of which is owned directly by the U.S. Borrower or a Domestic Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary), promptly notify the Administrative Agent of such occurrence and if the Administrative Agent or the Required Lenders so request, promptly (i) cause the Loan Party that is required to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest (as and to the extent provided in the applicable Guarantee and Collateral Agreement) in the Capital Stock of such new Foreign Subsidiary that is directly owned by the U.S. Borrower or any Domestic Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary) and (ii) to the extent reasonably deemed advisable by the Collateral Agent, the applicable Collateral Representative or any Additional Agent, in accordance with the applicable Junior Lien Intercreditor Agreement or Other Intercreditor Agreement, deliver to the applicable agent the certificates, if any, representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the relevant parent of such new Subsidiary and take such other action as may be reasonably deemed by the Collateral Agent to be necessary or desirable to perfect the Collateral Agent’s security interest therein (in each case as and to the extent required by the applicable Guarantee and Collateral Agreement); provided that in either case in no event shall more than 65.0% of each series of Capital Stock of any new Foreign Subsidiary be required to be so pledged. (c) At its own expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation, perfection and priority and the continuation of the validity, perfection and priority of the foregoing Liens or any other Liens created pursuant to the Security Documents (to the extent the Collateral Agent determines, in its reasonable discretion, that such action is required to ensure the perfection or the enforceability as against third parties of its security interest in such Collateral) in each case in accordance with, and to the extent required by, the applicable Guarantee and Collateral Agreement. (d) Notwithstanding anything to the contrary in this Agreement, (A) the foregoing requirements shall be subject to the terms of any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement and, in the event of any conflict with such terms, the terms of any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, as applicable, shall control, (B) no security interest or lien is or will be granted pursuant to any Loan Document or otherwise in any right, title or interest of any of Holdings, the U.S. Borrower or any of its Subsidiaries in, and “Collateral” shall not include, any Excluded Asset, (C) no Loan Party or any Affiliate thereof shall be required to take any action in any non-U.S. or Canadian jurisdiction or

171 required by the laws of any non-U.S. or Canadian jurisdiction in order to create any security interests in assets located or titled outside of the U.S. or Canada or to perfect any security interests (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. or Canadian jurisdiction), (D) to the extent not perfected by UCC or PPSA filings in the jurisdiction of organization of the applicable Loan Party, no Loan Party shall be required to take any actions in order to perfect any security interests granted with respect to any assets specifically requiring perfection through control (excluding Capital Stock required to be delivered pursuant to Subsections 7.9(b) and 7.9(c) above), except to the extent any such action is required pursuant to Subsection 4.16, and (E) nothing in this Subsection 7.9 shall require that any Subsidiary grant a Lien with respect to any property or assets in which such Subsidiary acquires ownership rights to the extent that the Borrower Representative and the Administrative Agent reasonably determine in writing that the costs or other consequences to Holdings or any of its Subsidiaries of the granting of such a Lien is excessive in view of the benefits that would be obtained by the Secured Parties. Notwithstanding the foregoing, no MIRE Event may be closed until the date that is (a) if there are no Mortgaged Properties in a “special flood hazard area”, ten (10) Business Days or (b) if there are any Mortgaged Properties in a “special flood hazard area”, thirty (30) days (in each case, the “Notice Period”), after the Administrative Agent has delivered to the Lenders the following documents in respect of such real property: (i) a completed flood hazard determination from a third party vendor; (ii) if such real property is located in a “special flood hazard area”, (A) a notification to the applicable Loan Parties of that fact and (if applicable) notification to the applicable Loan Parties that flood insurance coverage is not available and (B) evidence of the receipt by the applicable Loan Parties of such notice; and (iii) if required by Flood Insurance Laws, evidence of required flood insurance; provided that any such MIRE Event may be closed prior to the Notice Period if the Administrative Agent shall have received confirmation from each applicable Lender that such Lender has completed any necessary flood insurance due diligence to its reasonable satisfaction. For all purposes under this Subsection 7.9, the Administrative Agent shall determine, in good faith, which Guarantee and Collateral Agreement constitutes the applicable Guarantee and Collateral Agreement. 7.10. Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in Subsection 5.16 and request the issuance of Letters of Credit only for the purposes set forth in Subsection 3.1(b). 7.11. Accuracy of Information. The Loan Parties will ensure that any information (excluding projected financial information, budgets, estimates, pro formas, general industry information and other forward-looking information but in no event excluding any information delivered pursuant to Subsection 7.2(f) and (i)), including financial statements, Borrowing Base Certificates (and borrowing base supporting information) or other documents, furnished in writing by or on behalf of any Loan Party to the Administrative Agent or the Lenders in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial

172 information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed by them to be reasonable at the time; it being under-stood that such projections may vary from actual results and that such variances may be material, are subject to significant uncertainties and outside factors, many of which are beyond the control of the Loan Parties, and that they are not a guarantee of financial performance. 7.12. Accounting Changes. The U.S. Borrower will, for financial reporting purposes, cause the U.S. Borrower’s and each of its Subsidiaries’ Fiscal Years to end on December 31st of each calendar year; provided that the Borrower Representative may, upon written notice to the Administrative Agent, change the financial reporting convention specified above to cause the U.S. Borrower’s and each of its Subsidiaries’ Fiscal Years to end on any other date reasonably acceptable to the Administrative Agent, in which case the Borrower Representative and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary in order to reflect such change in financial reporting. 7.13. Post-Closing Obligations. The U.S. Borrower will, and will cause each of its Restricted Subsidiaries’ to, satisfy each requirement set forth on Schedule 7.13 on or before the applicable date det forth on such Schedule (or such later date as the Administrative Agent may decide in its sole discretion). ARTICLE 8 NEGATIVE COVENANTS The U.S. Borrower hereby agrees (and, with respect to Subsection 8.17, Holdings hereby agrees) that, from and after the Closing Date and so long as the Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations and all other Obligations then due and owing to any Lender or any Agent and termination or expiration of all Letters of Credit (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent), the U.S. Borrower shall not and shall not permit any of its Restricted Subsidiaries to, directly or indirectly (and with respect to, Subsection 8.17, Holdings shall not) : 8.1. Financial Condition. During each Compliance Period, permit, for the Most Recent Four Quarter Period, the Consolidated Fixed Charge Coverage Ratio as of the last day of such Most Recent Four Quarter Period, to be less than 1.00:1.00. 8.2. Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets (including pursuant to a Division), except: (a) (x) (1) any Borrower may be merged, consolidated or amalgamated with or into another Person if a Borrower is the surviving Person or (2) the Person (the “Successor Borrower”) formed by or surviving such merger, consolidation or amalgamation (i) is organized or existing under the laws of the United States, or any state, district or territory thereof or existing under the laws of Canada or any province or territory thereof, and (ii) expressly assumes for all obligations of such Borrower under the Loan Documents pursuant to documentation reasonably

173 satisfactory to the Administrative Agent; provided that, in the case of clause (x)(2) above, (i) immediately after giving effect to the transaction (and treating any Indebtedness that becomes an Obligation of the Successor Borrower as a result of such transaction as having been incurred by the Successor Borrower at the time of such transaction), no Default will have occurred and be continuing, (ii) each Subsidiary Guarantor (other than (I) any Subsidiary Guarantor that will be released from its obligations under its Subsidiary Guaranty in connection with such transaction and (II) unless already legally bound by such Guarantee and Collateral Agreement, any party to any such merger, consolidation or amalgamation) shall have delivered a joinder or other document or instrument in form reasonably satisfactory to the Administrative Agent, confirming its Subsidiary Guaranty (other than any Subsidiary Guaranty that will be discharged or terminated in connection with such transaction) and (iii) each Subsidiary Guarantor (other than (I) any Subsidiary that will be released from its grant or pledge of Collateral under the applicable Guarantee and Collateral Agreement in connection with such transaction and (II) any party to any such merger, consolidation or amalgamation, if not already legally bound by such Guarantee and Collateral Agreement, shall have by a supplement to the applicable Guarantee and Collateral Agreement or another document or instrument affirmed that its obligations thereunder shall apply to its Guarantee as reaffirmed pursuant to clause (ii) above; and (y) any Restricted Subsidiary of the U.S. Borrower other than any Borrower may be merged, consolidated or amalgamated with or into the U.S. Borrower (provided that the U.S. Borrower shall be the continuing or surviving entity) or with or into any one or more Restricted Subsidiaries that are Wholly Owned Subsidiaries of the U.S. Borrower (provided that the Wholly Owned Subsidiary or Restricted Subsidiary of the U.S. Borrower shall be the continuing or surviving entity); provided that (x) in any case where the Subsidiary that is the non-surviving entity is a Loan Party and such Subsidiary’s assets include Voting Stock of any other Loan Party, or (y) if such merger, consolidation or amalgamation constitutes (alone or together with any related merger, consolidation or amalgamation by any Loan Party) a transfer of all or substantially all of the assets of the Domestic Subsidiaries that are Loan Parties, then in the case of either (x) or (y), (1) the continuing or surviving entity shall be a Loan Party or (2) such merger, consolidation or amalgamation shall be required to be permitted as if it were an Investment in accordance with Subsection 8.12; (b) any Restricted Subsidiary of the U.S. Borrower may dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the U.S. Borrower or to another Restricted Subsidiary; provided that, if the transferor in such a transaction is a Subsidiary Guarantor, then (i) the transferee must be the U.S. Borrower or a Subsidiary Guarantor and (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Restricted Subsidiary which is not a Loan Party (assuming solely for such purpose that the Canadian Borrower is not a Loan Party) in accordance with Subsections 8.12 and 8.13; provided that, if the transferor is a Loan Party and the transferee is not a Loan Party, the disposition needs to be permitted in accordance with Subsection 8.5; (c) other than with respect to any Division, to the extent such sale, lease, transfer or other disposition or transaction is expressly excluded from the definition of “Asset Sale” or, if such sale, lease transfer or other disposition or transaction constitutes an “Asset Sale,” such Asset Sale is made in compliance with Subsection 8.5;

174 (d) the U.S. Borrower or any Restricted Subsidiary may be merged, consolidated or amalgamated with or into any other Person in order to effect any acquisition permitted pursuant to Subsection 8.4 or any Investment permitted pursuant to Subsection 8.12; and (e) subject to Section 5.5 of the applicable Guarantee and Collateral Agreement, any Restricted Subsidiary of the U.S. Borrower (other than the Canadian Borrower) may liquidate or dissolve or change its legal form if the U.S. Borrower determines in good faith that such action is in the best interests of the U.S. Borrower and if not materially disadvantageous to the Lenders; provided that, in connection with any liquidation or dissolution of a Restricted Subsidiary permitted hereunder, all of the assets of such Restricted Subsidiary shall be distributed to another Restricted Subsidiary; provided further, if the Restricted Subsidiary that is liquidated or dissolved is a Loan Party, such distribution of asset shall be to another Loan Party. 8.3. Limitation on Restricted Payments. Declare or pay any Restricted Payment, except that: (a) the U.S. Borrower may make Restricted Payments to Holdings (i) so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, in an aggregate amount not to exceed $21,000,000 in any fiscal year, to the extent necessary to permit Holdings to pay general administrative costs and expenses and operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses, (ii) for so long as Holdings and U.S. Borrower are members of the same affiliated group of corporations within the meaning of section 1504 of the Code and the Treasury Regulations promulgated thereunder (or any similar provision of state or local income tax law), to the extent necessary to permit Holdings or a Subsidiary to discharge the consolidated or similar Tax liabilities of Holdings and any of its Subsidiaries so long as Holdings or the paying Subsidiary applies the amount of any such payment for such purpose and provided that the amount of such payment for any taxable period shall not exceed the amount of income taxes that the U.S. Borrower and/or its applicable Subsidiaries would have paid for such taxable period had such entities filed on a standalone basis for all tax periods ending after the date hereof; provided that any portion of any such payment attributable to the income of an Unrestricted Subsidiary shall only be permitted to the extent such Unrestricted Subsidiary makes cash distributions for such purpose to the U.S. Borrower or its Restricted Subsidiaries, (iii) in an aggregate amount required for Holdings to pay franchise taxes and other fees required to maintain its legal existence, (iv) so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, in an aggregate amount sufficient to pay reasonable and customary costs and expenses incident to a public offering (whether or not consummated) of the Capital Stock of Holdings to the extent that the proceeds therefrom are intended to be contributed to the U.S. Borrower and (v) so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, to finance any Investment permitted to be made by Holdings pursuant to Subsection 8.12; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) Holdings shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Capital Stock) to be contributed to the U.S. Borrower or a Subsidiary Guarantor (or a Subsidiary to the extent otherwise allowed by Subsection 8.12) or (2) the merger (to the extent permitted in Subsection 8.2) of the Person formed or acquired into the U.S. Borrower or a Subsidiary Guarantor (or a Subsidiary to the extent otherwise allowed by Subsection 8.2) in order

175 to consummate such Permitted Acquisition, in each case, in accordance with the requirements of Subsection 7.9; (b) [reserved]; (c) U.S. Borrower and each Restricted Subsidiary may declare and make dividend payments or other distributions payable solely in Capital Stock (other than Disqualified Capital Stock) of such Person and, in the case of a Restricted Subsidiary, based on the proportionate ownership of such Restricted Subsidiary; (d) to the extent constituting Restricted Payments of solely Capital Stock, the U.S. Borrower and its Restricted Subsidiaries may enter into transactions expressly permitted by Subsection 8.2; (e) the U.S. Borrower may pay cash dividends, payments and distributions in an amount sufficient to allow any Parent Entity to repurchase, redeem, acquire or retire shares of its Capital Stock or rights, options or units in respect thereof from any Management Investors or former Management Investors (or any of their respective heirs, successors, assigns, legal representatives or estates) (including any repurchase or acquisition by reason of the U.S. Borrower or any Parent Entity retaining any Capital Stock, option, warrant or other right in respect of any withholding obligations, and any related payment in respect of any such obligations) for an aggregate purchase price not to exceed $25,000,000 during the term of this Agreement; (f) the U.S. Borrower may pay dividends, payments and distributions to the extent of Net Proceeds from any Excluded Contribution to the extent such dividend, payment or distribution is made (regardless of whether any Default or Event of Default has occurred and is continuing) within 180 days of the date when such Excluded Contribution was received by the U.S. Borrower; (g) payments made or expected to be made by the U.S. Borrower in respect of withholding or similar taxes payable by any future, present or former employee, director, officer, manager or consultant, to the extent made from the proceeds of any Capital Stock constituting restricted stock or stock options issued to such employee, director, officer, manager or consultant and any deemed repurchases of Capital Stock in connection with the exercise of stock options or the vesting of restricted stock; (h) [reserved]; (i) in addition to the foregoing dividends, the U.S. Borrower may pay additional dividends, payments and distributions, for any purposes not prohibited hereunder, provided that in each case the Payment Condition shall be satisfied and provided further, that in each case such dividend, payment or distribution is paid within 30 days of such declaration; and (j) in addition to the foregoing dividends, the U.S. Borrower may pay additional dividends, payments and distributions, for any purposes not prohibited hereunder, if at the time such dividend, payment or distribution is declared no Specified Default or other Event of Default known to the Borrower Representative shall have occurred and be continuing or would if paid on the date of such declaration result therefrom; provided that the aggregate amount of such

176 Restricted Payments made pursuant to this clause (j), taken together with all Optional Payments made pursuant to Subsection 8.6(e)(i), does not exceed $37,500,000 and provided further, that in each case such dividend, payment or distribution is paid within 30 days of such declaration. For purposes of determining compliance with this Subsection 8.3, in the event that any Restricted Payment meets the criteria of more than one of the types of Restricted Payments described in one or more of the clauses of this Subsection 8.3, the Borrower Representative, in its sole discretion, shall, at the time such Restricted Payment is made, classify such item of Restricted Payment and may include the amount and type of such Restricted Payment in one or more of such clauses (including in part under one such clause and in part under another such clause). 8.4. Limitations on Certain Acquisitions. Acquire by purchase or otherwise all the business or assets of, or stock or other evidences of beneficial ownership of, any Person, except that the U.S. Borrower and its Restricted Subsidiaries shall be allowed to make any such acquisitions so long as: (a) such acquisition is expressly permitted by Subsection 8.2 (other than clause (d)); or (b) such acquisition is a Permitted Acquisition; provided that in the case of each such acquisition pursuant to clause (a) or (b) after giving effect thereto, no Specified Default or other Event of Default shall occur as a result of such acquisition;. 8.5. Limitation on Dispositions of Collateral. Engage in any Asset Sale with respect to any of the Collateral, except that the U.S. Borrower and its Restricted Subsidiaries shall be allowed to engage in (i) (x) any such Asset Sale of non-Borrowing Base Assets in an aggregate amount (together with all other Asset Sales consummated in reliance on this Subsection 8.5(i)(x)) not to exceed the greater of $250,000,000 and 7.5% of Consolidated Total Assets in any Fiscal Year and (y) any Asset Sale of Borrowing Base Assets (a) in an aggregate amount (together with all other Asset Sales consummated in reliance on this Subsection 8.5(i)(y)) not to exceed $30,000,000 in any Fiscal Year and (b) so long as the Excess Availability (calculated immediately before and after giving effect to such Asset Sale) is at least $0, in each case, so long as , so long as the consideration received (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) in connection with such Asset Sale is for Fair Market Value (determined as of the date a legally binding commitment for such Asset Sale was entered into), at least 75.0% of such consideration received (excluding, in the case of an Asset Sale (or series of related Asset Sales), any consideration by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise, that are not Indebtedness) is in the form of cash and (ii) Permitted Bulk Sales. For the purposes of the foregoing, the following are deemed to be cash: (1) Cash Equivalents and Temporary Cash Investments, (2) the assumption of Indebtedness of the U.S. Borrower (other than Disqualified Capital Stock of the U.S. Borrower) or any Restricted Subsidiary and the release of the U.S. Borrower or such Restricted Subsidiary from all liability on payment of the principal amount of such Indebtedness in connection with such Asset Sale, (3) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Sale, to the extent that the U.S. Borrower and each other Restricted Subsidiary are released from any Guarantee

177 Obligation of payment of the principal amount of such Indebtedness in connection with such Asset Sale, (4) securities received by the U.S. Borrower or any Restricted Subsidiary from the transferee that are converted by the U.S. Borrower or such Restricted Subsidiary into cash within 180 days, (5) consideration consisting of Indebtedness of the U.S. Borrower or any Restricted Subsidiary, (6) Additional Assets and (7) solely in connection with such Asset Sale under the foregoing clause (i)(x), any Designated Noncash Consideration received by the U.S. Borrower or any of its Restricted Subsidiaries in an Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Noncash Consideration received pursuant to this clause, not to exceed an aggregate amount at any time outstanding equal to $75,000,000 at the time of designation (with the Fair Market Value of each item of Designated Noncash Consideration being measured on the date a legally binding commitment for such Asset Sale (or, if later, for the payment of such item) was entered into and without giving effect to subsequent changes in value). Notwithstanding the foregoing, in no event shall (a) Asset Sales in excess of $30,000,000 of Borrowing Base Assets be permitted hereunder in any fiscal year (other than in connection with Permitted Bulk Sales) and (b) Designated Noncash Consideration be deemed to be cash if received in connection with an Asset Sale of Borrowing Base Assets. Notwithstanding anything to the contrary herein or in any other Loan Document, (x) no Loan Party shall sell, contribute, transfer, assign or dispose of, or grant an exclusive license of (other than grants by any Loan Party of non-exclusive licenses of intellectual property owned by such Loan Party), Material Intellectual Property to any Non-Loan Party (including any Unrestricted Subsidiary) (including by virtue of any Restricted Subsidiary being designated as an Unrestricted Subsidiary if such Restricted Subsidiary owns any Material Intellectual Property), (y) no Restricted Subsidiary that is a Non-Loan Party shall sell, contribute, transfer, assign or dispose of, or grant an exclusive license of (other than grants by any such Restricted Subsidiary of non-exclusive licenses of intellectual property owned by such Restricted Subsidiary), Material Intellectual Property to any Unrestricted Subsidiary (including by virtue of any such Restricted Subsidiary being designated as an Unrestricted Subsidiary if such Restricted Subsidiary owns any Material Intellectual Property), (z) none of the U.S. Borrower or its Restricted Subsidiaries may enter into any Accounts Receivable Financing other than a Permitted Accounts Receivable Financing so long as the aggregate amount of Indebtedness outstanding under all Permitted Accounts Receivable Financings does not exceed $50,000,000 . In connection with any Asset Sale permitted under this Subsection 8.5 or a Disposition that is excluded from the definition of “Asset Sale”, the Administrative Agent shall, and the Lenders hereby authorize the Administrative Agent to, execute such releases of Liens and take such other actions as the Borrower Representative may reasonably request in connection with the foregoing; subject to Subsection 10.8. 8.6. Limitation on Optional Payments and Modifications of Restricted Indebtedness and Other Documents. (a) Make any optional payment or optional prepayment on or optional repurchase or optional redemption of (i) the Senior Notes Indebtedness, (ii) any Indebtedness that is unsecured (including, for the avoidance of doubt, any Unsecured Indebtedness), secured by a Lien on the Collateral that is junior to the Lien of the Collateral Agent or any Indebtedness that is by its terms subordinated to the payment in cash of the Obligation or (iv) any Indebtedness that, in each case refinances, refunds, replaces, renews, repays, restructures or extends the Indebtedness set forth in the preceding clause (i) or any refinancing thereof (in each case whether incurred under

178 Subsection 8.13(h)(ii) or with the proceeds of any Indebtedness incurred under any other provision of Subsection 8.13) (including any Additional Obligations or any Indebtedness that is by its terms subordinated to the payment in cash of the Obligations, in each case that refinances, refunds, replaces, renews, repays, restructures or extends the Indebtedness set forth in the preceding clause (i) or any refinancing thereof) (collectively or individually, “Restricted Indebtedness”), including any payments on account of clauses (i), (ii) and (iii), or for a sinking or other analogous fund for, the repurchase, redemption, defeasance or other acquisition thereof (it being understood that (x) payments of regularly scheduled interest and (y) any payment by the U.S. Borrower or any Restricted Subsidiary made as a mandatory principal redemption or other payment in respect of any Restricted Indebtedness pursuant to an “AHYDO saver” provision of any agreement or instrument in respect of Restricted Indebtedness (including the Borrower Representative’s determination in good faith (which determination shall be conclusive absent manifest error) of the amount of any such “AHYDO saver” mandatory principal redemption or other payment) shall be in each case permitted), unless the Payment Condition shall have been satisfied; provided that the U.S. Borrower or any of its Restricted Subsidiaries may consummate any redemption of Restricted Indebtedness within 60 days after the date of giving an irrevocable notice of redemption if at such date of giving of such notice, such redemption would have complied with this Subsection 8.6(a) (b) [Reserved]. (c) Amend, supplement, waive or otherwise modify any of the provisions of any Restricted Indebtedness in a manner that (A) shortens the maturity date of the Indebtedness incurred thereunder to a date prior to the date that is 91 days after the Termination Date or (B) provides for a shorter weighted average life to maturity, at the time of issuance or incurrence, than the remaining weighted average life to maturity of the Indebtedness that is refinanced, refunded, replaced, renewed, repaid, restructured or extended (provided that compliance with this restriction shall be determined ignoring the effect of any payment of customary upfront fees or any permanent prepayment of such Indebtedness, in each case based on market conditions at the time of the applicable amendment, supplement, waiver or other modification). Notwithstanding the foregoing, the provisions of this Subsection 8.6(c) shall not restrict or prohibit any refinancing of Indebtedness (in whole or in part) with the proceeds of any Indebtedness otherwise permitted to be incurred pursuant to Subsection 8.13. (d) [Reserved]. (e) Notwithstanding the foregoing the U.S. Borrower shall be permitted to make the following optional payments, repurchases and redemptions (“Optional Payments”) in respect of Restricted Indebtedness: (i) Optional Payments pursuant to this clause (e)(i) in an aggregate amount that, when aggregated with all cash dividends paid pursuant to Subsection 8.3(j), does not exceed $37,500,000; (ii) Optional Payments by exchange for, or out of the proceeds of, the issuance, sale or other incurrence of Indebtedness of the U.S. Borrower or any of its Restricted Subsidiaries permitted under Subsection 8.13;

179 (iii) Optional Payments by conversion or exchange of Restricted Indebtedness to Capital Stock (other than Disqualified Capital Stock) or Indebtedness of any Parent Entity; (iv) on or prior to December 5, 2025, Optional Payments of the Indebtedness described in the last paragraph of Schedule 8.13(d) in an aggregate principal amount not to exceed $500,000,000 solely to the extent financed with the proceeds of the Senior Notes (including any interest earned thereon through the Investment of such proceeds in Cash Equivalents, Temporary Cash Investments and Investment Grade Securities); and (v) Optional Payments in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of making such Optional Payment. 8.7. [Reserved]. 8.8. Limitation on Negative Pledge Clauses. Enter into with any Person any agreement which prohibits or limits the ability of the U.S. Borrower or any of its Restricted Subsidiaries that are Loan Parties to create, incur, assume or suffer to exist any Lien in favor of the Lenders in respect of obligations and liabilities under this Agreement or any other Loan Documents upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than: (a) pursuant to any agreement or instrument in effect at or entered into on the Closing Date, this Agreement, the other Loan Documents and any related documents, and, on and after the execution and delivery thereof, any Junior Lien Intercreditor Agreement, any Other Intercreditor Agreement, any Intercreditor Agreement Supplement, and any Additional Obligations Documents; (b) pursuant to any agreement governing or relating to Indebtedness and/or other obligations and liabilities, in each case secured by a Lien permitted by Subsection 8.14 (in which case any restriction shall only be effective against the assets subject to such Lien, except as may otherwise be permitted under this Subsection 8.8); (c) pursuant to any agreement or instrument of a Person, or relating to Indebtedness (including any Guarantee Obligation in respect thereto) or Capital Stock of a Person, which Person is acquired by or merged or consolidated or amalgamated with or into the U.S. Borrower or any Restricted Subsidiary, or which agreement or instrument is assumed by the U.S. Borrower, or any Restricted Subsidiary in connection with an acquisition from such Person or any other transaction entered into in connection with any such acquisition, merger, consolidation or amalgamation, as in effect at the time of such acquisition, merger, consolidation, amalgamation or transaction (except to the extent that such Indebtedness was incurred to finance, or otherwise in connection with, such acquisition, merger, consolidation, amalgamation or transaction), provided that for purposes of this Subsection 8.8(c), if a Person other than a Borrower is the Successor Borrower with respect thereto, any Subsidiary thereof or agreement or instrument of such Person or any such Subsidiary shall be deemed acquired or assumed, as the case may be, by the U.S.

180 Borrower or a Restricted Subsidiary, as the case may be, when such Person becomes such Successor Borrower; (d) pursuant to any agreement or instrument (a “Refinancing Agreement”) effecting a refinancing of Indebtedness incurred or outstanding pursuant or relating to, or that otherwise extends, renews, refunds, refinances or replaces, any agreement or instrument referred to in Subsection 8.8(a) or 8.8(c) or this Subsection 8.8(d) (an “Initial Agreement”) or that is, or is contained in, any amendment, supplement or other modification to an Initial Agreement or Refinancing Agreement (an “Amendment”); provided, however, that the encumbrances and restrictions contained in any such Refinancing Agreement or Amendment taken as a whole are not materially less favorable to the Lenders than encumbrances and restrictions contained in the Initial Agreement or Initial Agreements to which such Refinancing Agreement or Amendment relates (as determined in good faith by the Borrower Representative, which determination shall be conclusive); (e) (i) pursuant to any agreement or instrument that restricts in a customary manner (as determined in good faith by the Borrower Representative, which determination shall be conclusive absent manifest error) the assignment or transfer thereof, or the subletting, assignment or transfer of any property or asset subject thereto, (ii) by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of a Borrower or any Restricted Subsidiary not otherwise prohibited by this Agreement, (iii) pursuant to mortgages, pledges or other security agreements securing Indebtedness or other obligations of the U.S. Borrower or a Restricted Subsidiary to the extent restricting the transfer of the property or assets subject thereto, (iv) pursuant to customary provisions (as determined in good faith by the Borrower Representative, which determination shall be conclusive absent manifest error) restricting dispositions of real property interests set forth in any reciprocal easement agreements of the U.S. Borrower or any Restricted Subsidiary, (v) pursuant to Purchase Money Obligations that impose encumbrances or restrictions on the property or assets so acquired, (vi) pursuant to any agreement with customers or suppliers entered into in the ordinary course of business that impose restrictions with respect to cash or other deposits or net worth or inventory, (vii) pursuant to customary provisions (as determined in good faith by the Borrower Representative, which determination shall be conclusive) contained in agreements and instruments entered into in the ordinary course of business (including but not limited to leases and licenses) or in joint venture and other similar agreements, or in shareholder, partnership, limited liability company and other similar agreements in respect of non-wholly owned Restricted Subsidiaries, (viii) restrictions that arise or are agreed to in the ordinary course of business and do not detract from the value of property or assets of the U.S. Borrower or any Restricted Subsidiary in any manner material to the U.S. Borrower or such Restricted Subsidiary, or (ix) pursuant to Hedging Agreements or other Permitted Hedging Arrangements or under Bank Products Agreements or (x) that arises under the terms of documentation governing any factoring agreement or any similar arrangements pursuant to Permitted Accounts Receivable Financing that in the good faith determination of the Borrower Representative, which determination shall be conclusive, are necessary or appropriate to effect such factoring agreement or similar arrangements; (f) pursuant to any agreement or instrument (i) relating to any Indebtedness permitted to be incurred subsequent to the Closing Date pursuant to Subsection 8.13, (x) if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are

181 not materially less favorable to the Lenders than the encumbrances and restrictions contained in the Initial Agreements (as determined in good faith by the Borrower Representative, which determination shall be conclusive), or (y) if such encumbrance or restriction is not materially more disadvantageous to the Lenders than is customary in comparable financings (as determined in good faith by the Borrower Representative, which determination shall be conclusive) and either (1) the Borrower Representative determines in good faith, which determination shall be conclusive absent manifest error, such encumbrance or restriction will not materially affect the U.S. Borrower’s ability to create and maintain the Liens on the Collateral pursuant to the Security Documents and make principal or interest payments on the Loans or (2) such encumbrance or restriction applies only if a default occurs in respect of a payment or financial covenant relating to such Indebtedness, or (ii) relating to any sale of receivables by or Indebtedness of a Foreign Subsidiary to the extent permitted hereunder; (g) pursuant to any agreement relating to intercreditor arrangements and related rights and obligations, to or by which the Lenders and/or the Administrative Agent, the Collateral Agent or any other agent, trustee or representative on their behalf may be party or bound at any time or from time to time, and any agreement providing that in the event that a Lien is granted for the benefit of the Lenders another Person shall also receive a Lien, which Lien is permitted by Subsection 8.14; (h) pursuant to any agreement for the direct or indirect disposition of Capital Stock of any Person, property or assets, imposing restrictions with respect to such Person, Capital Stock, property or assets pending the closing of such disposition; and (i) by reason of any applicable law, rule, regulation or order, or required by any regulatory authority having jurisdiction over the U.S. Borrower or any Restricted Subsidiary or any of their businesses, including any such law, rule, regulation, order or requirement applicable in connection with such Restricted Subsidiary’s status (or the status of any Subsidiary of such Restricted Subsidiary) as a Captive Insurance Subsidiary. 8.9. Limitation on Lines of Business. Enter into any business, either directly or through any Restricted Subsidiary, except for a Related Business. 8.10. Limitations on Currency, Commodity and Other Hedging Transactions. Enter into any Hedging Agreement, or purchase or otherwise acquire, or enter into agreements or arrangements relating to, any currency or commodity except, to the extent and only to the extent, that such Hedging Agreements or other agreements or arrangements are entered into with, or such currency or commodity is purchased or otherwise acquired through, reputable financial institutions or vendors other than for purposes of speculation (any such Hedging Agreement, agreement or arrangement, or purchase or acquisition permitted by this Subsection 8.10, a “Permitted Hedging Arrangement”). 8.11. Limitations on Transactions with Affiliates. Except as otherwise expressly permitted in this Agreement, enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (A) not otherwise prohibited under this Agreement, and (B) upon terms not materially less favorable to the U.S. Borrower or such Restricted Subsidiary, as the case may be, than those that

182 could be obtained at the time in a transaction with a Person which is not an Affiliate; provided that nothing contained in this Subsection 8.11 shall be deemed to prohibit: (a) (1) payments, compensation (including bonuses), severance arrangements, performance of indemnification or contribution obligations, other benefits (including retirement, health, stock option and other benefit plans), the making or cancellation of loans in the ordinary course of business to any management members, employees, officers, directors or consultants, (2) any issuance, grant or award of stock, options, other equity related interests or other equity securities, to any such management members, employees, officers, directors or consultants or (3) the payment of reasonable fees to directors of the U.S. Borrower or any of its Subsidiaries or any Parent Entity (as (i) approved by the Board of Directors of the Borrower Representative or any Parent Entity (including the compensation committee thereof) or (ii) in the ordinary course of business); (b) the payment of all amounts in connection with this Agreement or any of the Transactions; (c) the U.S. Borrower or any of its Restricted Subsidiaries from entering into, making payments pursuant to and otherwise performing an indemnification and contribution agreement in favor of each person who is or becomes a director, officer, agent, consultant or employee of the U.S. Borrower or any of its Subsidiaries or any Parent Entity, in respect of liabilities (A) arising under the Securities Act, the Exchange Act and any other applicable securities laws or otherwise, in connection with any offering of securities by any Parent Entity (provided that, if such Parent Entity shall own any material assets other than (x) the Capital Stock of the U.S. Borrower or another Parent Entity, or (y) other assets relating to the ownership interest by such Parent Entity in the U.S. Borrower or another Parent Entity, such liabilities shall be limited to the reasonable and proportional share, as determined by the Borrower Representative in its reasonable discretion based on the benefit therefrom to the U.S. Borrower and its Subsidiaries, of such liabilities relating or allocable to the ownership interest of such Parent Entity in the U.S. Borrower or another Parent Entity and such other related assets) or the U.S. Borrower or any of its Subsidiaries, (B) incurred to third parties for any action or failure to act of the U.S. Borrower or any of its Subsidiaries or any Parent Entity or any of their predecessors or successors, (C) [reserved], (D) arising out of the fact that any indemnitee was or is a director, officer, agent, consultant or employee of the U.S. Borrower or any of its Subsidiaries or any Parent Entity, or is or was serving at the request of any such Person as a director, officer, agent, consultant or employee of another corporation, partnership, joint venture, trust, enterprise or other Person or (E) to the fullest extent permitted by Delaware or other applicable state law, arising out of any breach or alleged breach by such indemnitee of his or her fiduciary duty as a director or officer of the U.S. Borrower or any of its Subsidiaries or any Parent Entity; (d) any issuance or sale of Capital Stock of the U.S. Borrower or any Parent Entity or capital contribution to the U.S. Borrower or any Restricted Subsidiary; (e) [reserved]; (f) transactions with joint venture partners, in each case in the ordinary course of business, consistent with past practices and otherwise not prohibited by the Loan Documents;

183 (g) (i) any transaction among any of the U.S. Borrower and one or more Loan Parties, (ii) any transaction permitted by clause (d), (f), (g), (h), (i), (l) or (n)(ii) of the definition of “Permitted Investments” (provided that any transaction pursuant to clause (l) shall be limited to guarantees of loans and advances by third parties), (iii) any transaction permitted by Subsection 8.2 or 8.3 or specifically excluded from the definition of Restricted Payment and (iv) any transaction permitted by Subsection 8.13(e)(i), 8.13(e)(ii), 8.13(e)(vi), 8.13(e)(vii), or 8.13(i); (h) [reserved]; and (i) any transaction in the ordinary course of business, or approved by a majority of the Board of Directors of the U.S. Borrower, between the U.S. Borrower or any Restricted Subsidiary and any Affiliate of the U.S. Borrower controlled by the U.S. Borrower that is a joint venture or similar entity. For purposes of this Subsection 8.11, (i) any transaction with any Affiliate shall be deemed to have satisfied the standard set forth in clause (B) of the first sentence hereof if (x) such transaction is approved by a majority of the Disinterested Directors of the Board of Directors of the Borrower Representative, or (y) in the event that at the time of any such transaction, there are no Disinterested Directors serving on the Board of Directors of the Borrower Representative, a fairness opinion is provided by a nationally recognized appraisal or investment banking firm with respect to such transaction and (ii) “Disinterested Director” shall mean, with respect to any Person and transaction, a member of the Board of Directors of such Person who does not have any material direct or indirect financial interest in or with respect to such transaction; it being understood that a member of any such Board of Directors shall not be deemed to have such a financial interest by reason of such member holding Capital Stock of the U.S. Borrower or any Parent Entity or any options, warrants or other rights in respect of such Capital Stock or by reason of such member receiving any compensation from the U.S. Borrower or any Parent Entity, as applicable, on whose Board of Directors such member serves in respect of such member’s role as director. 8.12. Limitations on Investments. Make or maintain, directly or indirectly, any Investment except for Permitted Investments. 8.13. Limitations on Indebtedness. Directly or indirectly create, incur, assume or otherwise become directly or indirectly liable with respect to any Indebtedness except for the following: (a) [reserved]. (b) Indebtedness of the U.S. Borrower or any of its Restricted Subsidiaries incurred pursuant to this Agreement and the other Loan Documents (including any Incremental Facility); (c) Unsecured Indebtedness of the U.S. Borrower or any of its Restricted Subsidiaries; so long as: (i) such Indebtedness has a Stated Maturity date that is at least 91 days after the Termination Date, (ii) [reserved], (iii) such Indebtedness shall not have any amortization or other requirement to purchase, redeem, retire, defease or otherwise make any payment in respect thereof prior to 91 days after the Termination Date (other than mandatory prepayments which are customary with respect to such type of Indebtedness

184 and that are triggered upon change in control and/or sale of all or substantially all assets) and (iv) the U.S. Borrower shall be in Pro Forma Compliance with a Consolidated Fixed Charge Coverage Ratio of at least 1.25:1.00; (d) Indebtedness (other than Indebtedness permitted by clause (b) above) existing on the Closing Date, including Senior Notes Indebtedness, and disclosed on Schedule 8.13(d), together with any renewal, extension, refinancing or refunding pursuant to clause (h) below; (e) Guarantee Obligations incurred by: (i) the U.S. Borrower or any of its Restricted Subsidiaries in respect of Indebtedness of a Loan Party that is permitted hereunder; provided that Guarantee Obligations in respect of Indebtedness permitted pursuant to clauses (c) and (m) shall be permitted only to the extent that such Guarantee Obligations are incurred by Guarantors (other than, in the case of clause (m), Guarantee Obligations incurred by any Foreign Subsidiary that is not a Guarantor); (ii) a Non-Loan Party in respect of Indebtedness of another Non-Loan Party that is permitted hereunder; (iii) the U.S. Borrower or any of its Restricted Subsidiaries in respect of Indebtedness of any Person; provided that the aggregate amount at any time outstanding of such Guarantee Obligations incurred pursuant to this clause (iii), when aggregated with the amount of all other Guarantee Obligations incurred and outstanding pursuant to this clause (iii) and all Indebtedness incurred and outstanding pursuant to clause (t) of this Subsection 8.13, shall not exceed $115,000,000; (iv) the U.S. Borrower or any of its Restricted Subsidiaries in connection with sales or other dispositions permitted under Subsection 8.5, including indemnification obligations with respect to leases but excluding any Guarantee Obligations in respect of Indebtedness described in clause (a) or (b) of the definition thereof; (v) the U.S. Borrower or any of its Restricted Subsidiaries consisting of accommodation guarantees for the benefit of trade creditors of the U.S. Borrower or any of its Restricted Subsidiaries in the ordinary course of business; (vi) the U.S. Borrower or any of its Restricted Subsidiaries in respect of Investments expressly permitted pursuant to clause (c), (j), (l) or (v) of the definition of “Permitted Investments” but excluding any Guarantee Obligations in respect of Indebtedness described in clause (a) or (b) of the definition thereof; (vii) the U.S. Borrower or any of its Restricted Subsidiaries in respect of third-party loans and advances to officers or employees of any Parent Entity or the U.S. Borrower or any of its Restricted Subsidiaries permitted pursuant to clause (l) of the definition of “Permitted Investments”;

185 (viii) the U.S. Borrower or any of its Restricted Subsidiaries in respect of Reimbursement Obligations in respect of Letters of Credit or with respect to reimbursement obligations in respect of any other letters of credit permitted under this Agreement; and (ix) the U.S. Borrower or any of its Restricted Subsidiaries in respect of performance, bid, appeal, surety, judgment, replevin and similar bonds, other suretyship arrangements, other similar obligations and letters of credit, bankers’ acceptances or similar instruments or obligations, all in, or relating to liabilities or obligations incurred in, the ordinary course of business; provided, however, that if any Indebtedness referred to in clauses (i) through (iii) above is subordinated in right of payment to the Obligations or is secured by Liens that are senior or subordinate to any Liens securing the Collateral, then any corresponding Guarantee Obligations shall be subordinated and the Liens securing the corresponding Guarantee Obligations shall be senior or subordinate to substantially the same extent; (f) Purchase Money Obligations, Financing Lease Obligations and other Indebtedness incurred by the U.S. Borrower or a Restricted Subsidiary of the U.S. Borrower to finance the acquisition, leasing, construction or improvement of fixed assets; provided, however, that the aggregate principal amount of any such Purchase Money Obligations incurred to finance the acquisition of Capital Stock of any Person at any time outstanding pursuant to this clause (f) shall not exceed an amount equal to the greater of (x) $160,000,000 and (y) 5.00% of Consolidated Total Assets; (g) Indebtedness of any Foreign Subsidiary that is a Restricted Subsidiary in an aggregate principal amount at any time outstanding not exceeding $100,000,000; (h) renewals, extensions, refinancings and refundings of Indebtedness (in whole or in part) permitted by: (i) clause (c) or (e) above or this clause (h)(i) provided, however, that (A) any such renewal, extension, refinancing or refunding is in an aggregate principal amount not greater than the principal amount (or accreted value, if applicable) of such Indebtedness so renewed, extended, refinanced or refunded (plus accrued interest, any premium and reasonable commission, fees, underwriting discounts and other costs and expenses incurred in connection with such refinanced Indebtedness) and (B) such Indebtedness has a weighted average life to maturity no shorter than the remaining weighted average life to maturity of the Indebtedness so renewed, extended, refinanced or refunded; and (ii) clause (m) hereof or this clause (h)(ii); provided, however, that (A) any such renewal, extension, refinancing or refunding is in an aggregate principal amount (or, if issued with original issue discount, the accreted value) not greater than the principal amount (or accreted value, if applicable) of such Indebtedness so renewed, extended, refinanced or refunded (plus accrued interest, any premium and reasonable commission, fees, underwriting discounts and other costs and expenses, incurred in

186 connection with such refinanced Indebtedness), (B) with respect to Indebtedness originally incurred under clause (m), such Indebtedness has (x) a Stated Maturity date that is (i) at least 91 days after the Termination Date or (ii) in respect of Indebtedness with a Stated Maturity earlier than 91 days after the Termination Date, not earlier than the Stated Maturity date of the Indebtedness that is renewed, extended, refinanced or refunded and (y) only with respect to Restricted Indebtedness, a weighted average life to maturity, at the time of issuance or incurrence, of not less than the remaining weighted average life to maturity of the Indebtedness that is renewed, extended, refinanced or refunded (provided that compliance with this restriction shall be determined ignoring the effect of any payment of customary upfront fees or any permanent prepayment of such Indebtedness being refinanced, in each case based on market conditions at the time of any such refinancing), (C) if secured by any Collateral, such Indebtedness shall be subject to the terms of any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, (D) to the extent that the Indebtedness to be renewed, extended, refinanced or refunded is unsecured, then such renewed, extended, refinanced or refunded Indebtedness may not be secured by any Collateral and (E) such renewed, extended, refinanced or refunded Indebtedness shall not include Indebtedness of a Restricted Subsidiary that is not a Loan Party that refinances Indebtedness of a Loan Party that could not have been initially incurred by such Restricted Subsidiary pursuant to this Subsection 8.13; (i) Indebtedness of the U.S. Borrower or any Restricted Subsidiary to Holdings or the U.S. Borrower or any of its Subsidiaries to the extent the Investment in such Indebtedness is permitted under clause (d), (f), (h), (i) or (k) of the definition of “Permitted Investments”; (j) Indebtedness incurred under any agreement pursuant to which a Person provides cash management services or similar financial accommodations to the U.S. Borrower or any of its Restricted Subsidiaries (including any Cash Management Arrangements); (k) the Permitted Accounts Receivable Financing, which shall at no time exceed an aggregate amount of $50,000,000; (l) (A) Indebtedness representing deferred compensation to employees of the U.S. Borrower and its Restricted Subsidiaries incurred in the ordinary course of business, or (B) Indebtedness consisting of obligations of the U.S. Borrower or its Restricted Subsidiaries under deferred employee compensation or other similar arrangements incurred by such Person in connection with Permitted Acquisitions; (m) Indebtedness incurred or assumed in connection with, or as a result of, a Permitted Acquisition in an aggregate principal amount at any time outstanding not exceeding $50,000,000 and so long as: (i) the U.S. Borrower would be in compliance, on a Pro Forma Basis after giving effect to the consummation of such acquisition and the incurrence or assumption of such Indebtedness, with Subsection 8.1 recomputed as of the last day of the most recently ended Fiscal Quarter of the U.S. Borrower for which financial statements are available, whether or not compliance with Subsection 8.1 is otherwise required at such time (it being understood that, as a condition precedent to the effectiveness of any such incurrence or assumption, the Borrower Representative shall deliver to the Administrative Agent a certificate of a Responsible Officer setting forth in reasonable detail the calculations demonstrating such compliance), (ii) before and

187 after giving effect thereto, no Default or Event of Default has occurred and is continuing, (iii) such Indebtedness is unsecured or if it is secured, (x) it is solely secured by Collateral and shall be subject to the terms of a Junior Lien Intercreditor Agreement or (y) constitutes Purchase Money Obligations or Financing Lease Obligations that are not secured by Collateral, and (iv) with respect to any newly incurred Indebtedness, such Indebtedness does not have any maturity or amortization rate greater than 1.0% per annum prior to the date that is 91 days after the Termination Date (other than (x) mandatory prepayments with proceeds of and exchanges for refinancing Indebtedness in respect thereof permitted hereunder or (y) an earlier maturity date and/or higher amortization rate for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date or an amortization rate greater than 1.0% per annum prior to the date that is 91 days after the Termination Date and other mandatory prepayments with proceeds of and exchanges for refinancing Indebtedness in respect thereof permitted hereunder); it being understood that, in the event that any such Indebtedness incurred under this Subsection 8.13(m) is incurred in good faith to finance the purchase price of any such acquisition in advance of the closing of such acquisition, and such closing shall thereafter not occur and such Indebtedness (or an equal principal amount of other Indebtedness) is redeemed, repaid or otherwise retired promptly after the Borrower Representative determines that such transaction has been abandoned, such Indebtedness shall be deemed to comply with this Subsection 8.13(m); (n) Indebtedness of the U.S. Borrower or any of its Restricted Subsidiaries incurred to (A) finance insurance premiums in the ordinary course of business or (B) take-or-pay obligations contained in supply arrangements in the ordinary course of business consistent with past practices; (o) Indebtedness (A) arising from the honoring of a check, draft or similar instrument against insufficient funds in the ordinary course of business; or (B) consisting of indemnities, obligations in respect of earnouts or other purchase price adjustments, or similar obligations, created, incurred or assumed in connection with the acquisition or disposition of any business, assets or Person; (p) Indebtedness of the U.S. Borrower or any of its Restricted Subsidiaries in respect of obligations evidenced by bonds, debentures, notes or similar instruments issued as payment-in-kind interest payments in respect of Indebtedness otherwise permitted hereunder; (q) accretion of the principal amount of Indebtedness of the U.S. Borrower or any of its Restricted Subsidiaries otherwise permitted hereunder issued at any original issue discount; (r) Indebtedness of the U.S. Borrower and its Restricted Subsidiaries under Permitted Hedging Arrangements; (s) Indebtedness in respect of any letters of credit issued in favor of any Issuing Lender or the Swingline Lender to support any Defaulting Lender’s participation in Letters of Credit or Swingline Loans as provided for in Subsection 3.4, in each case to the extent not exceeding the maximum amount of such participations;

188 (t) other Indebtedness of the U.S. Borrower or any of its Restricted Subsidiaries; provided that the aggregate amount outstanding at any time of such Indebtedness incurred or assumed pursuant to this clause (t), when aggregated with all other Indebtedness incurred or assumed and outstanding pursuant to this clause (t) and all Guarantee Obligations incurred and outstanding pursuant to Subsection 8.13(e)(iii), shall not exceed $115,000,000; (u) Indebtedness in respect of performance, bid, appeal, surety, judgment, replevin and similar bonds, other suretyship arrangements, other similar obligations, letters of credit, bankers’ acceptances or similar instruments or obligations, and take-or-pay obligations under supply arrangements, all provided in, or relating to liabilities or obligations incurred in, the ordinary course of business, including those issued to government entities in connection with self- insurance under applicable workers’ compensation statutes; and (v) guarantees in the ordinary course of business and consistent with past practices of the obligations of suppliers, customers, franchisees and licensees of the U.S. Borrower and its Restricted Subsidiaries. For purposes of determining compliance with and the outstanding principal amount of any particular Indebtedness (including Guarantee Obligations) incurred pursuant to and in compliance with, this Subsection 8.13, (i) in the event that any Indebtedness (including Guarantee Obligations) meets the criteria of more than one of the types of Indebtedness (including Guarantee Obligations) described in one or more clauses of this Subsection 8.13, the Borrower Representative, in its sole discretion, shall classify such item of Indebtedness at the time incurred and may include the amount and type of such Indebtedness in one or more of the clauses of this Subsection 8.13 (including in part under one such clause and in part under another such clause); (ii) the amount of any Indebtedness denominated in any currency other than Dollars shall be calculated based on customary currency exchange rates in effect, in the case of such Indebtedness incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness), on the date that such Indebtedness was incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness); provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced), and such refinancing would cause the applicable Dollar- denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (1) the principal amount of such Indebtedness being refinanced plus (2) the aggregate amount of reasonable fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing, (iii) if any Indebtedness is incurred to refinance Indebtedness initially incurred in reliance on a basket measured by reference to a percentage of Consolidated Total Assets at the time of incurrence, and such refinancing would cause the percentage of Consolidated Total Assets restriction to be exceeded if calculated based on the Consolidated Total Assets on the date of such refinancing, such percentage of Consolidated Total Assets restriction shall not be deemed to be exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced, plus the aggregate amount of reasonable fees, underwriting discounts, premiums and reasonable other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing, (iv) the amount of

189 Indebtedness issued at a price that is less than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in accordance with GAAP and (v) the principal amount of Indebtedness outstanding under any subclause of this Subsection 8.13, shall be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness. For purposes of determining compliance with any dollar denominated restriction on the incurrence of Indebtedness denominated in a foreign currency, the dollar equivalent principal amount of such Indebtedness incurred pursuant thereto shall be calculated based on the relevant currency exchange rate in effect on the date that such Indebtedness was incurred, in the case of term Indebtedness, or first committed, in the case of revolving or deferred draw Indebtedness; provided that (x) the dollar equivalent principal amount of any such Indebtedness outstanding on the Closing Date shall be calculated based on the relevant currency exchange rate in effect on the Closing Date, (y) if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency (or in a different currency from such Indebtedness so being incurred), and such refinancing would cause the applicable dollar denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such dollar denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the outstanding or committed principal amount (whichever is higher) of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing and (z) the dollar equivalent principal amount of Indebtedness denominated in a foreign currency and incurred pursuant to this Agreement shall be calculated based on the relevant currency exchange rate in effect on, at the Borrower Representative’s option, (A) the Closing Date, (B) any date on which any of the respective commitments under this Agreement shall be reallocated between or among facilities or subfacilities thereunder, or on which such rate is otherwise calculated for any purpose thereunder, or (C) the date of such Incurrence. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing. 8.14. Limitations on Liens. Create or suffer to exist, any Lien upon or with respect to any of their respective properties or assets, whether now owned or hereafter acquired, or assign, or permit any of their respective Restricted Subsidiaries to assign, any right to receive income, except for the following (collectively, “Permitted Liens”): (a) Liens (i) created pursuant to the Loan Documents or otherwise securing, directly or indirectly, the Obligations or other Indebtedness permitted by Subsection 8.13(b), (ii) [reserved], or (iii) created pursuant to any Additional Obligations Documents or otherwise securing, directly or indirectly, Additional Obligations; (b) Liens existing on the Closing Date and disclosed on Schedule 8.14(b); (c) Customary Permitted Liens;

190 (d) Liens (including Liens granted to secure any Purchase Money Obligation) granted by the U.S. Borrower or any of its Restricted Subsidiaries (including the interest of a lessor under a Financing Lease and Liens to which any property is subject at the time, on or after the Closing Date, of the U.S. Borrower’s or such Restricted Subsidiary’s acquisition thereof) securing Indebtedness permitted under Subsection 8.13(f) and limited in each case to the property purchased with the proceeds of such Indebtedness or subject to such Lien or Financing Lease; (e) any Lien securing the renewal, extension, refinancing or refunding of any Indebtedness secured by any Lien permitted by clause (a), (b) or (d) above, clause (l) or (q) below, or this clause (e); provided that (i) (A) in the case of any renewal, extension, refinancing or refunding of Indebtedness secured by any Lien permitted by clauses (a)(ii) and (a)(iii) above any such Indebtedness shall be secured on a junior basis with this Facility with respect to the Collateral, (B) in the case of any renewal, extension, refinancing or refunding of Indebtedness secured by any Lien permitted by clause (b) or (d) above (or successive renewals, extensions, refinancings or refundings thereof) such renewal, extension, refinancing or refunding is made without any change in the class or category of assets or property subject to such Lien and no such Lien is extended to cover any additional class or category of assets or property, (C) in the case of any renewal, extension, refinancing or refunding of Indebtedness secured by any Lien permitted by clause (l) below (or successive renewals, extensions, refinancings or refundings thereof), such Lien does not extend to cover any other assets or property (other than the proceeds or products thereof and after- acquired property subjected to a Lien pursuant to terms existing at the time of such acquisition, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), (D) in the case of any renewal, extension, refinancing or refunding of Indebtedness secured by any Lien permitted by clause (q) below (or successive renewals, extensions, refinancings or refundings thereof), such Liens do not encumber any assets or property other than Collateral; and (E) in the case of any renewal, extension, refinancing or refunding of Indebtedness of the U.S. Borrower and its Restricted Subsidiaries permitted by Subsection 8.13(h) (or successive renewals, extensions, refinancings or refundings thereof), that the principal amount of such Indebtedness is not increased except as permitted by Subsection 8.13(h); (f) Liens on assets of any Foreign Subsidiary of the U.S. Borrower securing Indebtedness of such Foreign Subsidiary permitted under Subsection 8.13(g); (g) Liens in favor of lessors securing operating leases permitted hereunder; (h) statutory or common law Liens or rights of setoff of depository banks or securities intermediaries with respect to deposit accounts, securities accounts or other funds of the U.S. Borrower or any Restricted Subsidiary maintained at such banks or intermediaries, including to secure fees and charges in connection with returned items or the standard fees and charges of such banks or intermediaries in connection with the deposit accounts, securities accounts or other funds maintained by the U.S. Borrower or such Restricted Subsidiary at such banks or intermediaries (excluding any Indebtedness for borrowed money owing by the U.S. Borrower or such Restricted Subsidiary to such banks or intermediaries);

191 (i) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the U.S. Borrower or its Restricted Subsidiaries in the ordinary course of business; (j) [reserved]; (k) Liens on cash, Cash Equivalents and Temporary Cash Investments in respect of obligations described in Subsection 8.13(u) (whether or not such obligations constitute Indebtedness); (l) Liens securing Indebtedness of the U.S. Borrower and its Restricted Subsidiaries permitted by Subsection 8.13(m) assumed in connection with any Permitted Acquisition (other than Liens on the Capital Stock of any Person that becomes a Restricted Subsidiary); provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to cover any other assets or property (other than the proceeds or products thereof and after-acquired property subjected to a Lien pursuant to terms existing at the time of such acquisition, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (iii) such Lien shall be created no later than the later of the date of such acquisition or the date of the assumption of such Indebtedness (other than as permitted by clause (ii) above); (m) any encumbrance or restriction (including put and call agreements) with respect to the Capital Stock of any joint venture or similar arrangement pursuant to the joint venture or similar agreement with respect to such joint venture or similar arrangement; (n) leases, subleases, licenses or sublicenses to or from third parties; (o) Liens in respect of Guarantee Obligations permitted under Subsection 8.13(e) relating to Indebtedness otherwise permitted under Subsection 8.13, to the extent Liens in respect of such Indebtedness are permitted under this Subsection 8.14; (p) Liens on assets of the U.S. Borrower or any of its Restricted Subsidiaries not otherwise permitted by the foregoing clauses of this Subsection 8.14 securing obligations or other liabilities of the U.S. Borrower or any of its Restricted Subsidiaries; provided that the aggregate outstanding amount of obligations and liabilities secured by such Liens, when aggregated with the amount of all other obligations and liabilities secured by other Liens incurred and outstanding under this clause (p), shall not exceed $100,000,000; provided further that any Lien securing Indebtedness created pursuant to this clause (p) on the Collateral shall be junior to the Lien on Collateral securing the Obligations under this Facility or otherwise be on terms reasonably satisfactory to the Administrative Agent; (q) Liens securing Indebtedness permitted by Subsections 8.13(j) and 8.13(r), provided that to the extent that the Borrower Representative determines to secure such Indebtedness permitted by Subsection 8.13(j) or 8.13(r) with a Lien on any Collateral on a basis pari passu in priority with the Liens securing the amounts due under the Facility, (x) such Indebtedness shall only be in respect of (i) any Bank Products Agreements constituting such Indebtedness permitted by Subsection 8.13(j) that are designated as Designated Cash Management

192 Agreements and (ii) any Hedging Agreements or other Permitted Hedging Arrangements constituting such Indebtedness permitted by Subsection 8.13(r) that are designated as Designated Hedging Agreements, in each case in accordance with the terms of Subsection 11.22, and (y) only to the extent that the other party to such Bank Products Agreement, Hedging Agreement or other Permitted Hedging Arrangement, as the case may be, is a Bank Products Affiliate or a Hedging Affiliate; (r) Liens securing Indebtedness permitted by Subsection 8.13(s); (s) [reserved]; (t) any escrow arrangements not prohibited under this Agreement and entered into in relation to (i) an Asset Sale or (ii) any acquisition of assets (including Capital Stock), business or Person, or any merger or consolidation of any Person with or into the U.S. Borrower or any Restricted Subsidiary, or any other Investment permitted by this Agreement. (u) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property; (v) licenses of patents, trademarks and other intellectual property rights granted by the U.S. Borrower or any of its Restricted Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of the U.S. Borrower or such Restricted Subsidiary, provided that the Lender is satisfied that it may sell or otherwise dispose of such patents, trademarks and other intellectual property rights without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement; and (w) Liens on Accounts Receivable Assets in connection with Permitted Accounts Receivable Financing. For the avoidance of doubt, and notwithstanding anything to the contrary herein, (x) no intention to subordinate any Lien granted in favor of the Collateral Agent and the Lenders is to be hereby implied or expressed by the permitted existence of Liens permitted under this Subsection 8.14 and (y) in no event shall any Lien on the Collateral rank pari passu with any Lien granted in favor of the Collateral Agent under any Loan Document. For purposes of determining compliance with this Subsection 8.14, (i) a Lien need not be incurred solely by reference to one category of Permitted Liens described in this Subsection 8.14 but may be incurred under any combination of such categories (including in part under one such category and in part under any other such category), (ii) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, the Borrower Representative shall, in its sole discretion, classify or reclassify such Lien (or any portion thereof) when created and may include the amount and type of such Lien in one or more of the clauses of this Subsection 8.14, (iii) if any Liens securing Indebtedness are incurred to refinance Liens securing Indebtedness initially incurred in reliance on a basket measured by reference to a percentage of Consolidated Total Assets at the time of incurrence, and such refinancing would cause the percentage of Consolidated Total Assets restriction to be exceeded if calculated based

193 on the Consolidated Total Assets on the date of such refinancing, such percentage of Consolidated Total Assets restriction shall not be deemed to be exceeded so long as the principal amount of such Indebtedness secured by such Liens does not exceed the principal amount of such Indebtedness secured by such Liens being refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing and (iv) it is understood that a Lien securing Indebtedness that is permitted by the foregoing provisions of this Subsection 8.14 may secure Debt Obligations with respect to such Indebtedness. 8.15. Sale and Leasebacks. Directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which has been sold or transferred by the U.S. Borrower or any of its Restricted Subsidiaries in connection with a Sale and Leaseback Transaction other than to the extent the Indebtedness incurred in connection with such lease (which obligations shall deemed to give rise to Financing Lease Obligations) is incurred in reliance on Subsection 8.13(f) and the sale or transfer does not constitute an Asset Sale or is an Asset Sale permitted under Subsection 8.5 so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom. 8.16. Outbound Investment Rules. Be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules. 8.17. Limitation on the Activities of Holdings. Engage in any material operating or business activities; provided that the following and activities incidental thereto shall be permitted in any event: (a) its ownership of the Capital Stock of the U.S. Borrower and activities incidental thereto, (b) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (c) the performance of its obligations with respect to the Loan Documents and guaranty obligations in respect of any other Indebtedness or other obligations permitted to be incurred by the U.S. Borrower or any Restricted Subsidiary hereunder; provided that the net proceeds of such Indebtedness are contributed to any Borrower or a Qualified Loan Party, (d) any issuance or sale of its Capital Stock and, in each case, the redemption thereof, (e) payment of taxes, dividends, making contributions to the capital of the U.S. Borrower, extending debt for borrowed money to the U.S. Borrower or otherwise acting as a conduit for the transmissions of funds between any other Parent Entity and the U.S. Borrower and guaranteeing the obligations of the U.S. Borrower and other Subsidiaries, (f) participating in tax, accounting and other administrative matters as a member of the consolidated group of Holdings and its Subsidiaries or the making and filing of any reports required by Governmental Authority, (g) holding any cash incidental to any activities permitted under this Subsection 8.17, (h) providing indemnification to officers, managers and directors and (i) any other activities incidental to the foregoing or customary for passive holding companies. 8.18. Canadian Defined Benefit Plans. No Loan Party will, nor will it permit any of its Subsidiaries to, maintain, sponsor, administer, contribute to, participate in or assume or cause an obligation to contribute to or have any liability under any Canadian Defined Benefit Plan or Canadian Defined Benefit Multi-Employer Plan, or merge, amalgamate, consolidate with or otherwise acquire an interest in any Person that maintains, sponsors, administers, participates in or contributes to or at any time in the five-year period preceding such merger, amalgamation,

194 consolidation or acquisition has maintained, sponsored, maintained, administered, participated in or contributed to a Canadian Defined Benefit Plan or Canadian Defined Benefit Multi-Employer Plan, without the prior written consent of the Administrative Agent. ARTICLE 9 EVENTS OF DEFAULT 9.1. Events of Default. Any of the following from and after the Closing Date shall constitute an event of default: (a) Any of the Borrowers shall fail to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms hereof (whether at Stated Maturity, by mandatory prepayment or otherwise); or any of the Borrowers shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five Business Days after any such interest or other amount becomes due in accordance with the terms hereof; or (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document (or in any amendment, modification or supplement hereto or thereto) or which is contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or (c) Any Loan Party shall default in the payment, observance or performance of any term, covenant or agreement contained in (i) Subsection 4.16 (provided that, if any such failure with respect to Subsection 4.16 is (x) of a type that can be cured within five Business Days and (y) such Default could not materially adversely impact the Lenders’ Liens on the Collateral, such failure shall not constitute an Event of Default for five Business Days after the occurrence thereof so long as the Loan Parties are diligently pursuing the cure of such failure), (ii) Subsection 7.2(f) (after a grace period of five Business Days or, if during the continuance of a Dominion Event, a grace period of one Business Day), (iii) Subsection 7.13 or (iv) Article 8; or (d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in clauses (a) through (c) of this Subsection 9.1), and such default shall continue unremedied for a period of 30 days after the earlier of (A) the date on which a Responsible Officer of the Borrower Representative becomes aware of such failure and (B) the date on which written notice thereof shall have been given to the Borrower Representative by the Administrative Agent or the Required Lenders; or (e) Any Loan Party or any of its Restricted Subsidiaries shall (i) default in (x) any payment of principal of or interest on the Senior Notes Indebtedness or any Indebtedness (excluding the Loans and the Reimbursement Obligations) in excess of $50,000,000 or (y) in the payment of any Guarantee Obligation in respect of the Senior Notes Indebtedness or any Indebtedness in excess of $50,000,000, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; (ii) default in the observance or performance of any other agreement or condition relating to any

195 Indebtedness (excluding (1) Indebtedness hereunder and (2) any Indebtedness owed to the U.S. Borrower or any other Loan Party) or Guarantee Obligation in respect of Indebtedness referred to in clause (i) above or contained in any instrument or agreement evidencing, securing or relating thereto (other than a default in the observance of any financial maintenance covenant or any representation or warranty related to such financial maintenance covenant or a failure to provide notice of a default or an event of default under such instrument or agreement, in each case, solely to the extent such default has not resulted in an Acceleration), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice or lapse of time if required, such Indebtedness to become due prior to its Stated Maturity or such Guarantee Obligation to become payable (an “Acceleration”; and the term “Accelerated” shall have a correlative meaning), and such time shall have lapsed and, if any notice (a “Default Notice”) shall be required to commence a grace period or declare the occurrence of an event of default before notice of Acceleration may be delivered, such Default Notice shall have been given and (in the case of the preceding clause (i) or (ii)) such default, event or condition shall not have been remedied or waived by or on behalf of the holder or holders of such Indebtedness or Guarantee Obligation (provided that the preceding clause (ii) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder or (y) any termination event or equivalent event pursuant to the terms of any Hedging Agreement); or (f) If (i) Holdings, any Borrower or any Material Subsidiary of the U.S. Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, including Canadian Insolvency Laws, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, stay of proceedings or other relief with respect to it or its debts (excluding, in each case, the solvent liquidation or reorganization of any Foreign Subsidiary of the U.S. Borrower that is not a Loan Party), or (B) seeking appointment of a receiver, interim receiver, receivers, receiver and manager, trustee, custodian, monitor, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings, any Borrower or any Material Subsidiary of the U.S. Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings, any Borrower or any Material Subsidiary of the U.S. Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged, unstayed or unbonded for a period of 60 days; or (iii) there shall be commenced against Holdings, any Borrower or any Material Subsidiary of the U.S. Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings, any Borrower or any Material Subsidiary of the U.S. Borrower shall take any corporate or other similar organizational action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Holdings, any Borrower or any Material Subsidiary of the U.S. Borrower shall be generally unable to, or shall admit in writing its general inability to, pay its debts as they become due; or

196 (g) An ERISA Event or Canadian Pension Event that, in either case, has resulted or could reasonably be expected to result in a Material Adverse Effect; or (h) One or more judgments or decrees shall be entered against the U.S. Borrower or any of its Restricted Subsidiaries involving in the aggregate at any time a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within 60 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful, or that the U.S. Borrower has determined there exists reasonable evidence that such amount will be reimbursed by the insurer or the indemnifying party and such amount is not denied by the applicable insurer or indemnifying party in writing within 180 days and is reimbursed within 365 days of the date of such evidence) of $50,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (i) Any Guarantee and Collateral Agreement shall, or any other Security Document covering a material portion of the Collateral shall (at any time after its execution, delivery and effectiveness) cease for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof), or any Loan Party which is a party to any such Security Document shall so assert in writing, or (ii) the Lien created by any of the Security Documents shall cease to be perfected and enforceable in accordance with its terms or of the same effect as to perfection and priority purported to be created thereby with respect to any material portion of the Collateral (other than (x) in connection with any termination of such Lien in respect of any Collateral as permitted hereby or by any Security Document or (y) to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates or instruments actually delivered to it representing securities or notes pledged under the Security Documents or to file UCC continuation statements); or (j) Any material provision of any Loan Document (other than any Security Document described in the preceding clause (i)) shall (at any time after its execution, delivery and effectiveness) ceases for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof) or any Loan Party which is a party to any such Loan Document shall so assert in writing; or (k) A Change of Control shall have occurred. 9.2. Remedies Upon an Event of Default. (a) If any Event of Default occurs and is continuing, then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of Subsection 9.1(f) with respect to any Borrower, automatically the Commitments, if any, shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender)) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders the

197 Administrative Agent shall, by notice to the Borrower Representative, declare the Commitments to be terminated forthwith, whereupon the Commitments, if any, shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower Representative, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender)) to be due and payable forthwith, whereupon the same shall immediately become due and payable. (b) Except as expressly provided above in this Article 9, to the maximum extent permitted by applicable law, presentment, demand, protest and all other notices of any kind are hereby expressly waived. 9.3. Borrower’s Right to Cure. (a) Notwithstanding anything to the contrary otherwise contained in this Article 9, in the event of any Event of Default under the covenant set forth in Subsection 8.1 and upon the receipt of a Specified Equity Contribution within the time period specified, and subject to the satisfaction of the other conditions with respect to Specified Equity Contribution set forth in the definition thereof, Consolidated EBITDA shall be increased with respect to such applicable Fiscal Quarter and any four Fiscal Quarter period that contains such Fiscal Quarter by the amount of such Specified Equity Contribution (the “Cure Amount”), solely for the purpose of measuring compliance with Subsection 8.1. If, after giving effect to the foregoing pro forma adjustment (without giving effect to any repayment of any Indebtedness with any portion of the Cure Amount or any portion of the Cure Amount on the balance sheet of the U.S. Borrower and its Restricted Subsidiaries, in each case, with respect to such Fiscal Quarter only), the U.S. Borrower and its Restricted Subsidiaries shall then be in compliance with the requirements of Subsection 8.1, they shall be deemed to have been in compliance therewith as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default hereunder that had occurred shall be deemed cured for the purposes of this Agreement. (b) The parties hereby acknowledge that notwithstanding any other provision in this Agreement to the contrary, (i) the Cure Amount received pursuant to the occurrence of any Specified Equity Contribution shall be disregarded for purposes of calculating EBITDA in any determination of any financial ratio-based conditions (other than as applicable to Subsection 8.1), pricing or basket under Article 8 and (ii) no Lender or Issuing Lender shall be required to make any Extension of Credit hereunder, if an Event of Default under the covenant set forth in Subsection 8.1 has occurred and is continuing, (x) during the 10 Business Day period during which a Specified Equity Contribution may be made, or (y) on the date on which a Borrowing Base Certificate is delivered and on which a Specified Equity Contribution may be made (in each case as provided in the definition of Specified Equity Contribution), unless and until the Cure Amount is actually received.

198 ARTICLE 10 THE AGENTS AND THE OTHER REPRESENTATIVES 10.1. Appointment. (a) Each Lender and each Issuing Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender or Issuing Lender under this Agreement and the other Loan Documents, and each such Lender or Issuing Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to or required of such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agents and the Other Representatives shall not have any duties or responsibilities, except, in the case of the Administrative Agent, the Collateral Agent and the Issuing Lender, those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent or the Other Representatives. (b) Each of the Agents may perform any of their respective duties under this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein by or through its respective officers, directors, agents, employees or affiliates, or delegate any and all such rights and powers to, any one or more sub-agents appointed by such Agent (it being understood and agreed, for avoidance of doubt and without limiting the generality of the foregoing, that the Administrative Agent and the Collateral Agent may perform any of their respective duties under the Security Documents by or through one or more of their respective affiliates). Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article 10 shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent. (c) Except for Subsections 10.5, 10.8(a), 10.8(b), 10.8(c), 10.8(e), 10.13 and (to the extent of the Borrowers’ rights thereunder and the conditions included therein) 10.9, the provisions of this Article 10 are solely for the benefit of the Agents, the Lenders and the Issuing Lenders, and no Borrower or any other Loan Party shall have rights as a third-party beneficiary of any of such provisions. (d) Without limiting the powers of the Administrative Agent pursuant to the terms of this Agreement or the other Loan Documents, for the purposes of holding any hypothecs granted by any of the Loan Parties under the laws of the Province of Québec pursuant to the Security Documents, each of the Lenders and the Issuing Lenders hereby irrevocably appoints and authorizes the Administrative Agent and, to the extent necessary, ratifies the appointment and authorization of the Administrative Agent to act as the hypothecary representative of all present and future Lenders and the Issuing Lenders for all purposes of Article 2692 of the Civil Code of Québec (the “Hypothecary Representative”). Each of the Lenders and the Issuing Lenders hereby

199 appoints, to the extent necessary, the Administrative Agent as its Hypothecary Representative to hold the hypothecs created pursuant to such Loan Documents in order to secure any of the Obligations. The Administrative Agent accepts to act as Hypothecary Representative of all present and future Lenders and the Issuing Lenders for all purposes of Article 2692 of the Civil Code of Québec. The Administrative Agent shall have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to the Administrative Agent in its capacity as Hypothecary Representative pursuant to any such deed of hypothec and applicable law. Any person who becomes a Lender or an Issuing Lender in accordance with the terms of this Agreement, shall be deemed to have consented to and confirmed the Administrative Agent as the person acting as Hypothecary Representative holding the aforesaid hypothecs as aforesaid and to have ratified as of the date it becomes a Lender or an Issuing Lender, all actions taken by the Administrative Agent in such capacity. The substitution of the Administrative Agent pursuant to the provisions of this Article 10 shall also constitute the substitution of the Administrative Agent as Hypothecary Representative as aforesaid without any further act or formality being required to appoint such successor Administrative Agent as the successor Hypothecary Representative for the purposes of any then existing deeds of hypothec. 10.2. The Administrative Agent and Affiliates. Each person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each person serving as an Agent hereunder in its individual capacity. Such person and its affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Holdings, the U.S. Borrower or any Subsidiary or other Affiliate thereof as if such person were not an Agent hereunder and without any duty to account therefor to the Lenders. 10.3. Action by an Agent. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent for the Lenders and, as applicable, the other Secured Parties, and no Agent assumes any (and shall not be deemed to have assumed any) relationship of agency or trust with or for the U.S. Borrower or any of its Subsidiaries. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact (including the Collateral Agent in the case of the Administrative Agent), and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact or counsel selected by it with reasonable care. 10.4. Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, no Agent: (a) shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the

200 Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that such Agent shall not be required to take any action that, in its judgment or the judgment of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Requirement of Law; and (c) shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of their Affiliates that is communicated to or obtained by the person serving as such Agent or any of its affiliates in any capacity. (d) No Agent shall be liable for any action taken or not taken by it (x) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Subsection 9.2 or 11.1, as applicable) or (y) in the absence of its own bad faith, gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Agent by a Borrower, a Lender or an Issuing Lender. (e) No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the creation, perfection or priority of any Lien purported to be created by the Security Documents (including any recording of financing statements or the lapse or expiration thereof) or (v) the satisfaction of any condition set forth in Article 6 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with reference to the Administrative Agent or the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term as used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties. (f) Each party to this Agreement acknowledges and agrees that the Administrative Agent may use an outside service provider for the tracking of all UCC and PPSA financing statements required to be filed pursuant to the Loan Documents and notification to the Administrative Agent, of, among other things, the upcoming lapse or expiration thereof, and that any such service provider will be deemed to be acting at the request and on behalf of the Borrowers and the other Loan Parties. No Agent shall be liable for any action taken or not taken by any such service provider (g) Each Lender hereby agrees that (i) the Administrative Agent may (but shall not be obligated to) provide services in its sole discretion to assist the Borrowers in determining the Borrowing Base (or any component thereof) at any time, (ii) the Administrative Agent may cease providing such services at any time in its sole discretion, (iii) neither the Administrative

201 Agent’s decision to provide (or not provide) such services at any time shall, nor shall any aspect of the provision of such services, constitute gross negligence, willful misconduct, bad faith or a material breach of the Administrative Agent’s obligations for purposes of this Agreement or any other Loan Document, and (iv) regardless of whether such services are provided, the Borrowers shall at all times be solely responsible for (A) the timely delivery of each Borrowing Base Certificate and all supporting information as required by this Agreement and (B) each calculation, and the accuracy of all information, contained in each Borrowing Base Certificate. The Administrative Agent shall have no liability to the Borrowers, any Lender, or any other Person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for (x) any error, omission or inaccuracy in any Borrowing Base Certificate or (y) any failure of the Borrowers to deliver a Borrowing Base Certificate or any supporting information as required by this Agreement. (h) The Lenders acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of the Loan Parties) between the Loan Parties and their Affiliates, on the one hand, and JPMorgan Chase Bank, N.A. and its Affiliates, on the other hand. Without limiting the foregoing, the Loan Parties or their Affiliates may provide information, including updates to previously provided information to JPMorgan Chase Bank, N.A. and/or its Affiliates acting in different capacities, including as Lender, lead bank, arranger or potential securities investor, independent of such entity’s role as administrative agent hereunder. The Lenders acknowledge that neither JPMorgan Chase Bank, N.A. nor its Affiliates shall be under any obligation to provide any of the foregoing information to them. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Lender with any credit or other information concerning the Loans, the Lenders, the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates that is communicated to, obtained by, or in the possession of, the Administrative Agent or any of its Affiliates in any capacity, including any information obtained by the Administrative Agent in the course of communications among the Administrative Agent and any Loan Party, any Affiliate thereof or any other Person. Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the Administrative Agent with one or more Lenders, or any formal or informal committee or ad hoc group of such Lenders, including at the direction of a Loan Party 10.5. Acknowledgement and Representations by Lenders. Each Lender and each Issuing Lender expressly acknowledges that none of the Agents or the Other Representatives nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any Agent or any Other Representative hereafter taken, including any review of the affairs of the U.S. Borrower or any other Loan Party, shall be deemed to constitute any representation or warranty by such Agent or such Other Representative to any Lender. Each Lender further represents and warrants to the Agents, the Other Representatives and each of the Loan Parties that it has had the opportunity to review each document made available to it on the Platform in connection with this Agreement and has acknowledged and accepted the terms and conditions applicable to the recipients thereof. Each

202 Lender and each Issuing Lender represents to the Agents, the Other Representatives and each of the Loan Parties that, independently and without reliance upon any Agent, the Other Representatives or any other Lender, and based on such documents and information as it has deemed appropriate, it has made and will make, its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Holdings and the U.S. Borrower and the other Loan Parties, it has made its own decision to make its Loans or issue Letters of Credit hereunder and enter into this Agreement and it will make its own decisions in taking or not taking any action under this Agreement and the other Loan Documents and, except as expressly provided in this Agreement, neither the Agents nor any Other Representative shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. Each Lender and each Issuing Lender represents to each other party hereto (i) that it is a bank, savings and loan association or other similar savings institution, insurance company, investment fund or company or other financial institution which makes or acquires commercial loans in the ordinary course of its business, that it is participating hereunder as a Lender or Issuing Lender, as applicable, for such commercial purposes, and (ii) that it has the knowledge and experience to be and is capable of evaluating the merits and risks of being a Lender hereunder. Each Lender and each Issuing Lender acknowledges and agrees to comply with the provisions of Subsection 11.6 applicable to the Lenders and Issuing Lenders hereunder. 10.6. Indemnity; Reimbursement by Lenders. (a) To the extent that the U.S. Borrower or any other Loan Party for any reason fails to indefeasibly pay any amount required under Subsection 11.5 to be paid by it to the Administrative Agent (or any sub-agent thereof), the Collateral Agent (or any sub-agent thereof), the Issuing Lenders, the Swingline Lender or any Other Representative or any Related Party of any of the foregoing, each Lender severally agrees to pay ratably according to their respective Commitment Percentages in effect on the date on which the applicable unreimbursed expense or indemnity payment is sought under this Subsection 10.6 (or, if the applicable unreimbursed expense or indemnity payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages, immediately prior to such date) such unpaid amount (such indemnity shall be effective whether or not the related losses, claims, damages, liabilities and related expenses are incurred or asserted by any party hereto or any third party); provided that (i) the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-agent thereof), the Swingline Lender or the Issuing Lenders in their capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-agent thereof), the Swingline Lender or Issuing Lenders in connection with such capacity and (ii) such indemnity for the Swingline Lender or the Issuing Lenders shall not include losses incurred by the Swingline Lender or the Issuing Lenders due to one or more Lenders defaulting in their obligations to purchase participations of Swingline Exposure under Subsections 2.4(c) and 2.4(d) or L/C Obligations under Subsection 3.4 (it being understood that this proviso shall not affect the Swingline Lender’s or any Issuing Lender’s rights against any Defaulting Lender). The obligations of the Lenders under this Subsection 10.6 are subject to the provisions of Subsection 4.8.

203 (b) Any Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document (except actions expressly required to be taken by it hereunder or under the Loan Documents) unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action. (c) All amounts due under this Subsection 10.6 shall be payable not later than three Business Days after demand therefor. The agreements in this Subsection 10.6 shall survive the payment of the Loans and all other amounts payable hereunder. 10.7. Right to Request and Act on Instructions. (a) Each Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents an Agent is permitted or desires to take or to grant, and if such instructions are promptly requested, the requesting Agent shall be absolutely entitled as between itself and the Lenders to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Lender for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of an Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders (or all or such other portion of the Lenders as shall be prescribed by this Agreement) and, notwithstanding the instructions of the Required Lenders (or such other applicable portion of the Lenders), an Agent shall have no obligation to any Lender to take any action if it believes, in good faith, that such action would violate applicable law or exposes an Agent to any liability for which it has not received satisfactory indemnification in accordance with the provisions of Subsection 10.6. (b) Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. Each Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall be entitled to rely upon the advice of any such counsel, accountants or experts and shall not be liable for any action taken or not taken by it in accordance with such advice. 10.8. Collateral Matters.

204 (a) Each Lender authorizes and directs the Administrative Agent and the Collateral Agent to enter into (x) the Security Documents, any Junior Lien Intercreditor Agreement and any Other Intercreditor Agreement for the benefit of the Lenders and the other Secured Parties, (y) any amendments, restatements or waivers of or supplements to or other modifications to the Security Documents, any Junior Lien Intercreditor Agreement and any Other Intercreditor Agreement or other intercreditor agreements in connection with the incurrence by any Loan Party or any Subsidiary thereof of Additional Indebtedness (each an “Intercreditor Agreement Supplement”) to permit such Additional Indebtedness to be secured by a valid, perfected lien (with such priority as may be designated by the U.S. Borrower or relevant Subsidiary, to the extent such priority is permitted by the Loan Documents) and (z) any amendments provided for under Subsection 2.6. Each Lender hereby agrees, and each holder of any Note or participant in Letters of Credit by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Administrative Agent, the Collateral Agent or the Required Lenders in accordance with the provisions of this Agreement, the Security Documents, any Junior Lien Intercreditor Agreement, any Other Intercreditor Agreement, any Intercreditor Agreement Supplement, or any agreement required in connection with an Incremental Facility pursuant to Subsection 2.6 and the exercise by the Agents or the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time, to take any action with respect to any applicable Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any Collateral for the Loans unless instructed to do so by the Collateral Agent, it being understood and agreed that such rights and remedies may be exercised only by the Collateral Agent. The Collateral Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets or the provision of any guarantee by any Subsidiary (including extensions beyond the Closing Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Closing Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents. (b) The Lenders hereby authorize each Agent, in each case at its option and in its discretion, (A) to release any Lien granted to or held by such Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations under the Loan Documents at any time arising under or in respect of this Agreement or the Loan Documents or the transactions contemplated hereby or thereby that are then due and unpaid, (ii) constituting property being sold or otherwise disposed of (to Persons other than a Loan Party) upon the sale or other disposition thereof, (iii) owned by any Subsidiary Guarantor that becomes an Excluded Subsidiary or ceases to be a Restricted Subsidiary of the U.S. Borrower or constituting Capital Stock or other equity interests of an Excluded Subsidiary; provided that, notwithstanding the foregoing, in no event shall such release be authorized hereunder if such Person becomes an Excluded Subsidiary by virtue of less than all of the Capital Stock of such Person being disposed of or otherwise transferred unless the acquiror of such Capital Stock is not an Affiliate of any Loan Party and such transfer is consummated for purposes other than avoiding the credit support

205 obligations provided for in the Loan Documents, (iv) if approved, authorized or ratified in writing by the Required Lenders (or such greater amount, to the extent required by Subsection 11.1) or (v) as otherwise may be expressly provided in the relevant Security Documents, (B) at the written request of the Borrower Representative to subordinate any Lien (or confirm the absence of any Lien) on any Excluded Assets or any other property granted to or held by such Agent, as the case may be under any Loan Document, to the holder of any Lien on such property that is permitted by Subsection 8.14 and (other than in the case of Liens on Excluded Assets) is permitted thereby to be incurred or exist on a senior basis to the Lien held by such Agent under any Loan Document and (C) to release any Subsidiary Guarantor from its Obligations under any Loan Documents to which it is a party if such Person ceases to be a Restricted Subsidiary of the U.S. Borrower or becomes an Excluded Subsidiary; provided that, notwithstanding the foregoing, in no event shall such release be authorized hereunder if such Person becomes an Excluded Subsidiary by virtue of less than all of the Capital Stock of such Person being disposed of or otherwise transferred unless the acquiror of such Capital Stock is not an Affiliate of any Loan Party and such transfer is consummated for purposes other than avoiding the credit support obligations provided for in the Loan Documents. Upon request by any Agent, at any time, the Required Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement will confirm in writing any Agent’s authority to release particular types or items of Collateral pursuant to this Subsection 10.8. (c) The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as the case may be, in each case at its option and in its discretion, to enter into any amendment, amendment and restatement, restatement, waiver, supplement or modification, and to make or consent to any filings or to take any other actions, in each case as contemplated by Subsection 11.17. Upon request by any Agent, at any time, the Required Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement will confirm in writing the Administrative Agent’s and the Collateral Agent’s authority under this Subsection 10.8(c). (d) No Agent shall have any obligation whatsoever to the Lenders to assure that the Collateral exists or is owned by Holdings, the U.S. Borrower or any of its Restricted Subsidiaries or is cared for, protected or insured or that the Liens granted to any Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Agents in this Subsection 10.8 or in any of the Security Documents, it being understood and agreed by the Lenders that in respect of the Collateral, or any act, omission or event related thereto, each Agent may act in any manner it may deem appropriate, in its sole discretion, given such Agent’s own interest in the Collateral as a Lender and that no Agent shall have any duty or liability whatsoever to the Lenders, except for its bad faith, gross negligence or willful misconduct. (e) Notwithstanding any provision herein to the contrary, any Security Document may be amended (or amended and restated), restated, waived, supplemented or modified as contemplated by and in accordance with either Subsection 11.1 or 11.17, as applicable, with the written consent of the Agent party thereto and the Loan Parties party thereto. (f) The Collateral Agent may, and hereby does, appoint the Administrative Agent as its agent for the purposes of holding any Collateral and/or perfecting the Collateral

206 Agent’s security interest therein and for the purpose of taking such other action with respect to the collateral as such Agents may from time to time agree. (g) Notwithstanding the foregoing, the Administrative Agent shall not enter into any Mortgage in respect of any real property acquired by any Loan Party after the Closing Date until the date that is (a) if such Mortgaged Property relates to a property not located in a “special flood hazard area”, ten (10) Business Days or (b) if such Mortgaged Property relates to a property located in a “special flood hazard area”, thirty (30) days, after the Administrative Agent has delivered to the Lenders the following documents in respect of such real property: (i) a completed flood hazard determination from a third party vendor; (ii) if such real property is located in a “special flood hazard area”, (A) a notification to the applicable Loan Parties of that fact and (if applicable) notification to the applicable Loan Parties that flood insurance coverage is not available and (B) evidence of the receipt by the applicable Loan Parties of such notice; and (iii) if required by Flood Laws, evidence of required flood insurance and (2) the Administrative Agent shall have received written confirmation from the Lenders that flood insurance due diligence and flood insurance compliance has been completed by the Lenders (such written confirmation not to be unreasonably conditioned, withheld or delayed. 10.9. Successor Agent. Subject to the right of the Borrower Representative or the Required Lenders to appoint a successor during the notice periods set forth herein, (i) the Administrative Agent or the Collateral Agent may be removed by the Borrower Representative or the Required Lenders if the Administrative Agent, the Collateral Agent, or a controlling affiliate of the Administrative Agent or the Collateral Agent is a Defaulting Lender, upon 10 days’ notice to the Administrative Agent or the Collateral Agent, as applicable and (ii) the Administrative Agent and the Collateral Agent may resign as Administrative Agent or Collateral Agent, respectively, upon 30 days’ notice to the Lenders, the Issuing Lenders and the Borrower Representative. If the Administrative Agent or the Collateral Agent shall be removed by the Borrower Representative or the Required Lenders pursuant to clause (i) above or if the Administrative Agent or the Collateral Agent shall resign as Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which such successor agent shall be subject to approval by the Borrower Representative; provided that such approval by the Borrower Representative in connection with the appointment of any successor Administrative Agent shall only be required so long as no Event of Default under Subsection 9.1(a) or 9.1(f) has occurred and is continuing; provided, further, that the Borrower Representative shall not unreasonably withhold its approval of any successor Administrative Agent if such successor is an Approved Commercial Bank. If no successor Administrative Agent has been appointed pursuant to the foregoing by, in the case of clause (i) above, the 10th after the date such notice of removal was given by the Borrower Representative or the Required Lenders, or, in the case of clause (ii) above, the 30th after the date such notice of resignation was given by the Administrative Agent or the Collateral Agent, the Administrative Agent’s or Collateral Agent’s removal or resignation, as applicable, shall nonetheless become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent or the Collateral Agent, as applicable, hereunder or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent or Collateral Agent as provided above. Upon the successful appointment of a successor agent, such successor agent shall succeed to the rights, powers and duties of the Administrative Agent or the Collateral Agent, as applicable, and the term

207 “Administrative Agent” or “Collateral Agent”, as applicable, shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Administrative Agent or Collateral Agent, as applicable, shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans or issuers of Letters of Credit. After any retiring Agent’s resignation or removal as Agent, the provisions of this Article 10 (including this Subsection 10.9) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents. After the resignation or removal of any Administrative Agent pursuant to the preceding provisions of this Subsection 10.9, such resigning or removed Administrative Agent (x) shall not be required to act as Issuing Lender for any Letters of Credit to be issued after the date of such resignation or removal (and all unpaid fees accrued for the account of the resigning Issuing Lender shall be paid in full upon its resignation or removal) and (y) shall not be required to act as Swingline Lender with respect to Swingline Loans to be made after the date of such resignation or removal (and all outstanding Swingline Loans of such resigning or removed Administrative Agent shall be required to be repaid in full upon its resignation or removal), although the resigning or removed Administrative Agent shall retain all rights hereunder as Issuing Lender and Swingline Lender with respect to all Letters of Credit issued by it, and all Swingline Loans made by it, prior to the effectiveness of its resignation or removal as Administrative Agent hereunder. The fees payable by the Borrower Representative to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower Representative and such successor. 10.10. Swingline Lender. The provisions of this Article 10 shall apply to the Swingline Lender in its capacity as such to the same extent that such provisions apply to the Administrative Agent. 10.11. Withholding Tax. To the extent required by any applicable law, each Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax, and in no event shall such Agent be required to be responsible for or pay any additional amount with respect to any such withholding. If the Internal Revenue Service or any other Governmental Authority asserts a claim that any Agent did not properly withhold tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify such Agent of a change in circumstances which rendered the exemption from or reduction of withholding tax ineffective or for any other reason, without limiting the provisions of Subsection 4.11(a) or 4.12, such Lender shall indemnify such Agent fully for all amounts paid, directly or indirectly, by such Agent as tax or otherwise, including any penalties or interest and together with any expenses incurred and shall make payable in respect thereof within 30 days after demand therefor. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Subsection 10.11. The agreements in this Subsection 10.11 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. For purposes of this Subsection 10.11, the term “Lender” includes any Issuing Lender.

208 10.12. Other Representatives. None of the entities identified as bookrunners and lead arrangers pursuant to the definition of Other Representative contained herein, shall have any duties or responsibilities hereunder or under any other Loan Document in its capacity as such. Without limiting the foregoing, no Other Representative shall have nor be deemed to have a fiduciary relationship with any Lender. At any time that any Lender serving as an Other Representative shall have transferred to any other Person (other than any of its affiliates) all of its interests in the Loans and in the Commitments, such Lender shall be deemed to have concurrently resigned as such Other Representative. 10.13. Appointment of Borrower Representatives. Each Borrower hereby designates the U.S. Borrower as its Borrower Representative. The Borrower Representative will be acting as agent on each Borrower’s behalf for the purposes of issuing notices of Borrowing and notices of conversion/continuation of any Loans pursuant to Article 2 and Article 4 or similar notices, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or the Borrowers under the Loan Documents. The Borrower Representative hereby accepts such appointment. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower. 10.14. Administrative Agent May File Proofs of Claim. In case of the pendency of any bankruptcy proceeding or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) is hereby authorized by the Lenders, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Subsections 4.5 and 11.5) allowed in such judicial proceeding; (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the

209 Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Subsections 4.5 and 11.5. 10.15. Application of Proceeds. The Lenders, the Administrative Agent and the Collateral Agent agree, as among such parties, as follows: subject to the terms of any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent, the Collateral Agent, any Lender or any Issuing Lender on account of amounts then due and outstanding under any of the Loan Documents shall, except as otherwise expressly provided herein, be applied as follows: first, to pay interest on and then principal of Agent Advances then outstanding, second, to pay interest on and then principal of Swingline Loans then outstanding, third, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of the Administrative Agent and the Collateral Agent in connection with enforcing the rights of the Agents, the Lenders and the Issuing Lenders under the Loan Documents (including all expenses of sale or other realization of or in respect of the Collateral and any sums advanced to the Collateral Agent or to preserve its security interest in the Collateral), fourth, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of each of the Lenders and each of the Issuing Lenders in connection with enforcing such Lender’s or such Issuing Lender’s rights under the Loan Documents, fifth, to pay (on a ratable basis) (A) interest on and then principal of Revolving Credit Loans then outstanding and any Reimbursement Obligations then outstanding, and to cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent and (B) any outstanding obligations payable under (i) Designated Cash Management Agreements, up to the amount of Designated Cash Management Reserves then in effect with respect thereto and (ii) Designated Hedging Agreements up to the amount of Designated Hedging Reserves then in effect with respect thereto, sixth, to pay obligations under Cash Management Arrangements with any Cash Management Party (other than pursuant to any Designated Cash Management Agreements, but including any amounts not paid pursuant to clause “fifth”(B)(i) above), and Permitted Hedging Arrangements (other than pursuant to any Designated Hedging Agreements, but including any amounts not paid pursuant to clause “fifth”(B)(ii) above) permitted hereunder and secured by the Guarantee and Collateral Agreement, seventh, to pay obligations under the Incremental FILO Facility (if any) and eighth, to pay the surplus, if any, to whomever may be lawfully entitled to receive such surplus. To the extent that any amounts available for distribution pursuant to clause “fifth” above are attributable to the issued but undrawn amount of outstanding Letters of Credit which are then not yet required to be reimbursed hereunder, such amounts shall be held by the Collateral Agent in a cash collateral account and applied (x) first, to reimburse the applicable Issuing Lender from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all Letters of Credit, to all other obligations of the types described in such clause “fifth”. To the extent any amounts available for distribution pursuant to clause “fifth” are insufficient to pay all obligations described therein in full, such moneys shall be allocated pro rata among the Lenders and Issuing Lenders based on their respective Commitment Percentages. This Subsection 10.15 may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendment) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of loans added pursuant to Subsection 2.6.

210 Notwithstanding the foregoing, Excluded Obligations (as defined in the applicable Guarantee and Collateral Agreements) with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets. 10.16. No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrowers and its Affiliates, on the one hand, and the Administrative Agent, the Lead Arrangers and the Lenders, on the other hand, and each Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Lead Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Borrower or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) none of the Administrative Agents, the Lead Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Lead Arranger or Lender has advised or is currently advising any Borrower or any of their respective Affiliates on other matters) and none of the Administrative Agent, the Lead Arrangers or the Lenders has any obligation to any Borrower or any of their respective Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agent, the Lenders, the Lead Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrowers and their respective Affiliates, and none of the Administrative Agent, the Lead Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent, the Lead Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. Each Loan Party agrees that it will not assert any claim against the Administrative Agent, any Lead Arranger or any Lender based on an alleged breach of fiduciary duty by the Administrative Agent, such Lead Arranger or such Lender in connection with this Agreement and the transactions contemplated hereby. (b) Each Loan Party acknowledges and agrees that the Administrative Agent, each Lender, each Lead Arranger and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with any of the Borrowers, any Affiliate thereof, or any other Person that may do business with or own securities of any of the foregoing, all as if the Administrative Agent, such Lead Arranger, such Lender or Affiliate thereof were not the

211 Administrative Agent, a Lead Arranger or a Lender or an Affiliate thereof (or an agent or any other person with any similar role under the Facilities) and without any duty to account therefor to any other Lender, any Borrower or any Affiliate of the foregoing. Each Lender, each Lead Arranger, the Administrative Agent and any Affiliate thereof may accept fees and other consideration from any Borrower or any Affiliate thereof for services in connection with this Agreement, the Facilities or otherwise without having to account for the same to any other Lender, any other Lead Arranger, the Administrative Agent, any Borrower or any Affiliate of the foregoing. 10.17. Know Your Customer Information. Each Secured Party shall, promptly following a request by the Administrative Agent, provide all documentation and other information that the Administrative Agent has reasonably determined is required in order to comply with its ongoing obligations under applicable “know your customer” provisions and similar provisions of anti-money laundering rules and regulations. ARTICLE 11 MISCELLANEOUS 11.1. Amendments and Waivers. (a) Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, restated, supplemented, modified or waived except in accordance with the provisions of this Subsection 11.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (x) enter into with the respective Loan Parties hereto or thereto, as the case may be, written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or to the other Loan Documents or changing, in any manner the rights or obligations of the Lenders or the Loan Parties hereunder or thereunder or (y) waive at any Loan Party’s request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that amendments pursuant to Subsections 11.1(d) and 11.1(f) may be effected without the consent of the Required Lenders to the extent provided therein; provided, further, that no such waiver and no such amendment, supplement or modification shall: (i) (A) reduce or forgive the amount or extend the scheduled date of maturity of any Loan or Reimbursement Obligation or of any scheduled installment thereof (including extending the Termination Date), (B) reduce the stated rate of any interest, commission or fee payable hereunder (other than as a result of any waiver of the applicability of any post-default increase in interest rates), (C) increase the amount or extend the expiration date of any Lender’s Commitment or (D) change the currency in which any Loan or Reimbursement Obligation is payable, in each case without the consent of each Lender directly and adversely affected thereby (it being understood that amendments or supplements to, or waivers or modifications of, any conditions precedent, representations, warranties, covenants, Defaults or Events of Default or of a mandatory

212 repayment or mandatory reduction in the aggregate Commitments of all Lenders shall not constitute an increase of the Commitment of, or an extension of the scheduled date of maturity, any scheduled installment, or the scheduled date of payment of the Loans of, any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender); (ii) amend, modify or waive any provision of this Subsection 11.1(a) or reduce the percentage specified in the definition of “Required Lenders” or “Supermajority Lenders,” or consent to the assignment or transfer by the U.S. Borrower or the Canadian Borrower or any other Borrower of any of their respective rights and obligations under this Agreement and the other Loan Documents (other than pursuant to Subsection 8.2 or 11.6(a)), in each case without the written consent of all the Lenders; (iii) (i) release Guarantors accounting for all or substantially all of the value of the Guarantee of the Obligations pursuant to the applicable Guarantee and Collateral Agreement, or, in the aggregate (in a single transaction or a series of related transactions), all or substantially all of the Collateral without the consent of all of the Lenders, except as expressly permitted hereby or by any Security Document (as such documents are in effect on the Closing Date or, if later, the date of execution and delivery thereof in accordance with the terms hereof) or (ii) subordinate either (A) the Lien on all or substantially all of the Collateral to the Lien securing any other Indebtedness and/or (B) the Obligations or any part thereof to any other Indebtedness, without the consent of all of the Lenders, except as expressly permitted hereby or by any Security Document (as such documents are in effect on the Closing Date or, if later, the date of execution and delivery thereof in accordance with the terms hereof) (provided that the consent of each Lender pursuant to this clause (c)(ii) shall not be required in connection with any “debtor-in- possession” financing or the use of the Collateral in any insolvency proceeding, or for any other Indebtedness exchanged or refinancing existing Loans so long as such Indebtedness is offered ratably to all Lenders and on the same terms to all Lenders); (iv) require any Lender to make Loans having an Interest Period of longer than six months or shorter than one month without the consent of such Lender; (v) amend, modify or waive any provision of Article 10 without the written consent of the then Agents; (vi) amend, modify or waive any provision of Subsection 10.1(a), 10.5 or 10.12 without the written consent of any Other Representative directly and adversely affected thereby; (vii) amend, modify or waive any provision of the Swingline Note (if any) or Subsection 2.4 without the written consent of the Swingline Lender and each other Lender, if any, which holds, or is required to purchase, a participation in any Swingline Loan pursuant to Subsection 2.4(d);

213 (viii) amend, modify or waive the provisions of any Letter of Credit or any L/C Obligation without the written consent of the Issuing Lender with respect thereto and each directly and adversely affected Lender; (ix) increase the advance rates set forth in the definition of “Borrowing Base”, or make any change to the definitions of “Borrowing Base” (by adding additional categories or components thereof), “Eligible Accounts”, “Eligible Credit Card Receivables” or “Eligible Inventory” that would have the effect of increasing the amount of the Borrowing Base without the consent of the Supermajority Lenders; provided that the Administrative Agent may increase or decrease the amount of, or otherwise modify or eliminate, any Availability Reserves that it implements in its Permitted Discretion in accordance with Subsection 2.1(b) or otherwise in accordance with the terms of this Agreement, and in any such case, such change will not be deemed to require any Supermajority Lender or other Lender consent; (x) amend, modify or waive the order of application of payments set forth in the penultimate sentence of Subsection 4.4(a), or Subsection 4.8(a), 4.16(d), 10.15 or 11.7 hereof without the consent of each Lender directly and adversely affected thereby; or (xi) amend, modify or waive Subsection 1.5 without the consent of each Lender; provided, further, that notwithstanding and in addition to the foregoing, and in addition to Liens the Collateral Agent is authorized to release pursuant to Subsection 10.8(b), the Collateral Agent may, in its discretion, release the Lien on Collateral valued in the aggregate not in excess of $5,000,000 in any Fiscal Year without the consent of any Lender. (b) Any waiver and any amendment, supplement or modification pursuant to this Subsection 11.1 shall apply to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, each of the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon; (c) Notwithstanding any provision herein to the contrary, (x) no Defaulting Lender shall have any right to approve or disapprove any amendment, restatement, supplement, waiver or consent hereunder, except to the extent the consent of such Lender would be required under clause (i) in the further proviso to the second sentence of Subsection 11.1(a) and (y) no Disqualified Lender shall have any right to approve or disapprove any amendment, supplement, modification, waiver or consent hereunder or under any of the Loan Documents. (d) Notwithstanding any provision herein to the contrary, this Agreement and the other Loan Documents may be amended, restated, supplemented, waived or otherwise modified (i) to cure any ambiguity, mistake, omission, defect or inconsistency, with the consent of the Borrower Representative and the Administrative Agent, (ii) in accordance with Subsection 2.6, to incorporate the terms of any Incremental Facility with the written consent of the Borrower

214 Representative and Lenders providing such Incremental Facility, (iii) [reserved], (iv) [reserved], (v) [reserved], (vi) in accordance with Subsection 4.7 to establish an alternate rate of interest and (viii) in accordance with Subsection 7.11, to change the financial reporting convention. Without limiting the generality of the foregoing, any provision of this Agreement and the other Loan Documents, including Subsection 4.4, 4.8, 4.16 or 10.15, may be amended, restated, supplemented, waived or otherwise modified as set forth in the immediately preceding sentence to provide for non-pro rata borrowings and payments of any amounts hereunder as between any tranche hereunder (including any tranche created pursuant to Subsection 2.6), or to provide for the inclusion, as appropriate, of the Lenders of any tranche of Extended Revolving Commitments or Incremental Revolving Commitments or of any other tranche created pursuant to Subsection 2.6 in any required vote or action of the Required Lenders, the Supermajority Lenders or the Lenders of each Tranche hereunder. The Administrative Agent hereby agrees (if requested by the Borrower Representative) to execute any amendment, restatement, supplement, waiver or other modification referred to in this clause (d) or an acknowledgement thereof. (e) Notwithstanding any provision herein to the contrary, this Agreement may be amended (or deemed amended) or amended and restated with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the existing Facilities and the accrued interest and fees in respect thereof, (y) to include, as appropriate, the Lenders holding such credit facilities in any required vote or action of the Required Lenders or of the Lenders of each Facility hereunder and (z) to provide class protection for any additional credit facilities. (f) Notwithstanding any provision herein to the contrary, any Security Document may be amended (or amended and restated), restated, waived, supplemented or modified as contemplated by Subsection 11.17 with the written consent of the Agent party thereto and the Loan Parties party thereto. (g) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement and/or any other Loan Document as contemplated by Subsection 11.1(a), the consent of the Supermajority Lenders, each Lender or each affected Lender, as applicable, is required and the consent of the Required Lenders at such time is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each such other Lender, a “Non-Consenting Lender”) then the Borrower Representative may, on notice to the Administrative Agent and any relevant Non-Consenting Lender, (A) replace such Non-Consenting Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Subsection 11.6 (with the assignment fee and any other costs and expenses to be paid by applicable Borrowers in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower Representative to find a replacement Lender; provided, further, that the applicable assignee shall have agreed to the applicable change, waiver, discharge or termination of this Agreement and/or the other Loan Documents; and provided, further, that all obligations of the Borrowers owing to the Non- Consenting Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender (or, at its option, by a Borrower) to such Non-Consenting Lender concurrently

215 with such Assignment and Acceptance or (B) so long as no Event of Default under Subsection 9.1(a) or 9.1(f) then exists or will exist immediately after giving effect to the respective prepayment, prepay the Loans and, at the Borrower Representative’s option, terminate the Commitments of such Non-Consenting Lender, in whole or in part, subject to Subsection 4.12, without premium or penalty. In connection with any such replacement under this Subsection 11.1(g), if the Non-Consenting Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the replacement Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (b) the date as of which all obligations of the Borrowers owing to the Non-Consenting Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such Non-Consenting Lender, then such Non-Consenting Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the applicable Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Non-Consenting Lender, and the Administrative Agent shall record such assignment in the Register. (h) Upon the execution by the U.S. Borrower and delivery to the Administrative Agent of a Borrower Termination with respect to any Subsidiary Borrower, such Subsidiary Borrower shall cease to be a Borrower; provided that the Borrower Termination shall not be effective (other than to terminate its right to borrow additional Revolving Credit Loans under this Agreement) unless (x) another Borrower shall remain liable for the principal of and interest on any Loan to such Subsidiary Borrower and (y) if such Borrower owned any assets constituting Collateral, it shall upon such Borrower Termination become a Subsidiary Guarantor, in each case on terms and conditions reasonably satisfactory to the Administrative Agent. In the event that a Subsidiary Borrower shall cease to be a Subsidiary of the U.S. Borrower, the U.S. Borrower shall promptly execute and deliver to the Administrative Agent a Borrower Termination terminating its status as a Borrower, subject to the proviso in the immediately preceding sentence. 11.2. Notices. (a) All notices, requests, and demands to or upon the respective parties hereto to be effective shall be in writing (including facsimile or electronic mail), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of facsimile or electronic mail notice, when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day) or, in the case of delivery by a nationally recognized overnight courier, when received, addressed as follows in the case of the Borrowers, the Administrative Agent and the Collateral Agent, and as separately provided to the Administrative Agent for the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Loans: The U.S. Borrower and the Canadian Borrower The William Carter Company The Genuine Canadian Corp. 3438 Peachtree Road NE, 18th Floor

216 Atlanta, GA 30326 Attention: Richard F. Westenberger, Sean McHugh Telephone: (678) 791-7615 Email: sean.mchugh@carters.com With copies (which shall not constitute notice) to: Paul Hastings LLP 71 S. Wacker Drive, Forty-Fifth Floor, Chicago, IL 60606 Attention: Holly Snow Facsimile: (312) 499-6124 Telephone: (312) 499-6024 Email: hollysnow@paulhastings.com The Administrative Agent/the Collateral Agent JPMorgan Chase Bank, N.A. c/o Portfolio Manager 2200 Ross Avenue, 9th Floor Mail Code: TX1-2905 Dallas, TX 75201 Attention: Robby Cohenour Facsimile: (214) 965-2594 Telephone: (214) 965-3746 Email: robby.cohenour@jpmorgan.com provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to Subsection 3.2, 4.2, 4.4 or 4.8 shall not be effective until received. (b) Without in any way limiting the obligation of any Loan Party and its Subsidiaries to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent, the Swingline Lender (in the case of a Borrowing of Swingline Loans) or any Issuing Lender (in the case of the issuance of a Letter of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent, the Swingline Lender or such Issuing Lender in good faith to be from a Responsible Officer of a Loan Party. (c) Subject to Subsection 11.19, Loan Documents may be transmitted and/or signed by facsimile or other electronic means (e.g., a “pdf”, “tiff” or DocuSign). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on each Loan Party, each Agent and each Lender. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic document or signature. (d) Notices and other communications to the Lenders and any Issuing Lender hereunder may be delivered or furnished by electronic communication (including electronic mail and Internet or intranet websites). Unless the Administrative Agent otherwise prescribes (with the Borrower Representative’s consent), (i) notices and other communications sent to an email address

217 shall be deemed to have been duly made or given when delivered, provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been delivered at the opening of business on the next Business Day, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the posting thereof. (e) THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE." NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANT THE ACCURACY OR COMPLETENESS OF MATERIALS AND/OR INFORMATION PROVIDED BY OR ON BEHALF OF ANY BORROWER HEREUNDER (THE "BORROWER MATERIALS") OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. (f) Each Lender may change its address, email, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower Representative and the Administrative Agent. (g) All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent, any Lender or any Loan Party, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. 11.4. Survival of Representations and Warranties. All representations and warranties made hereunder and in the other Loan Documents (or in any amendment, modification or supplement hereto or thereto) and in any certificate delivered pursuant hereto or such other Loan Documents shall survive the execution and delivery of this Agreement and the making of the Loans hereunder. 11.5. Payment of Expenses and Taxes. The Borrowers, jointly and severally, agree (a) to pay or reimburse the Agents and the Other Representatives for (1) all their reasonable and documented out-of-pocket costs and expenses incurred in connection with (i) the syndication of the Facilities and the development, preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, (ii) the consummation and administration of the transactions (including the syndication of the Commitments) contemplated

218 hereby and thereby and (iii) efforts to monitor the Loans and verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral, and (2) the reasonable and documented fees and disbursements of Simpson Thacher & Bartlett LLP, solely in its capacity as counsel to the Agents and Other Representatives, and such other special or local counsel, consultants, advisors (including any financial advisor retained by, or on behalf of, the Administrative Agent in its Permitted Discretion), field examiners, appraisers (including any appraiser retained by, or on behalf of, the Administrative Agent in its Permitted Discretion) and auditors (including any auditor retained by, or on behalf of, the Administrative Agent in its Permitted Discretion), it being understood and agreed, in each such case, no consent of any Loan Party shall be required in connection with the retention (and the associated reimbursement, subject to the terms hereof) of any of the foregoing persons, (b) to pay or reimburse each Lender, the Lead Arrangers and the Agents for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including the fees and disbursements of counsel to the Agents (limited to one firm of counsel in each appropriate jurisdiction, in each case for the Agents (and, in the case of a conflict of interest, one additional firm of counsel to each affected such person and, if reasonably necessary, one additional firm of local counsel to each affected person in any relevant jurisdiction)), (c) to pay, indemnify, or reimburse each Lender, the Lead Arrangers and the Agents for, and hold each Lender, the Lead Arrangers and the Agents harmless from, any and all Other Taxes, and (d) to pay, indemnify or reimburse each Lender, each Lead Arranger, each Agent (and any sub-agent thereof), each Issuing Lender and each Related Party of any of the foregoing Persons (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (in the case of fees and disbursements of counsel, limited to one firm of counsel for all Indemnitees and, if necessary, one firm of local counsel in each appropriate jurisdiction, in each case for all Indemnitees (and, in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Borrower Representative of such conflict and thereafter, after receipt of the Borrower Representative’s consent (which shall not be unreasonably withheld), retains its own counsel, of another firm of counsel for such affected Indemnitee)) with respect to (i) the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or Letters of Credit (including any refusal by an Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (ii) the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the U.S. Borrower or any of its Restricted Subsidiaries or any of the property of the U.S. Borrower or any of its Restricted Subsidiaries, or any other property at which Materials of Environmental Concern generated by the U.S. Borrower or any of its Restricted Subsidiaries was managed, released, or discharged, or (iii) of any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, arising out of the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, any Erroneous Payment), whether based on contract, tort or any other theory, whether brought by a third party or by any Loan Party and regardless of whether any Indemnitee is a party thereto (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”);

219 provided that the Borrowers shall not have any obligation hereunder to any Lead Arranger, any Other Representative, any Agent (or any sub-agent thereof), any Issuing Lender or any Lender (or any Related Party of any of the foregoing Persons) with respect to Indemnified Liabilities arising from (i) the gross negligence, bad faith or willful misconduct of any such Lead Arranger or any such Other Representative or Agent (or any sub-agent thereof), Issuing Lender or Lender (or any Related Party of any of the foregoing Persons), as the case may be, as determined by a court of competent jurisdiction in a final and non-appealable decision, (ii) a material breach of the Loan Documents by any Lead Arranger or any such Other Representative or Agent (or any sub-agent thereof), Issuing Lender or Lender (or any Related Party of any of the foregoing Persons), as the case may be, as determined by a court of competent jurisdiction in a final and non-appealable decision, or (iii) claims against such Indemnitee or any Related Party brought by any other Indemnitee that do not involve claims against any Lead Arranger or any Agent in its capacity as such. None of the Borrowers nor any Indemnitee shall be liable for any indirect, special, punitive or consequential damages hereunder; provided that nothing contained in this sentence shall limit the Borrowers’ indemnity or reimbursement obligations under this Subsection 11.5 to the extent such indirect, special, punitive or consequential damages are included in any third-party claim in connection with which such Indemnitee is entitled to indemnification hereunder. All amounts due under this Subsection 11.5 shall be payable not later than 30 days after written demand therefor. Statements reflecting amounts payable by the Loan Parties pursuant to this Subsection 11.5 shall be submitted to the address of the Borrower Representative set forth in Subsection 11.2, or to such other Person or address as may be hereafter designated by the Borrower Representative in a notice to the Administrative Agent. Notwithstanding the foregoing, except as provided in Subsection 11.5(c) above, no Borrower shall have any obligation under this Subsection 11.5 to any Indemnitee with respect to any tax, levy, impost, duty, charge, fee, deduction or withholding imposed, levied, collected, withheld or assessed by any Governmental Authority. The agreements in this Subsection 11.5 shall survive repayment of the Loans and all other amounts payable hereunder. 11.6. Successors and Assigns; Participations and Assignments. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of the applicable Issuing Lender that issues any Letter of Credit), except that (i) other than in accordance with Subsection 8.2, none of the Loan Parties may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Loan Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with Subsection 4.13(d), Subsection 4.15(c), Subsection 11.1(g) and this Subsection 11.6. (a) (i) Subject to the conditions set forth in Subsection 11.6(a)(ii) below, any Lender other than a Conduit Lender may, in the ordinary course of business and in accordance with applicable law, assign (other than to a Disqualified Lender (unless the Borrower Representative shall have otherwise expressly consented in writing to such assignment), to any natural person, holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person, to Holdings, the U.S. Borrower or any of their respective Subsidiaries) to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including its Commitments and/or Loans, pursuant to an Assignment and Acceptance) with the prior written consent of:

220 (A) the U.S. Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided that consent of the U.S. Borrower shall be deemed given if no written objection is delivered to the Agent within 10 Business Days of being notified; provided, further that no consent of the U.S. Borrower shall be required for an assignment if (1) an Event of Default under Subsection 9.1(a) or 9.1(f) has occurred and is continuing or (2) if the proposed Assignee is a Lender or an Affiliate of a Lender; and (B) the Administrative Agent, the Issuing Lender and the Swingline Lender (such consent not to be unreasonably withheld, conditioned or delayed). (b) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under the Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Borrower Representative and the Administrative Agent otherwise consent, provided that (1) no such consent of the Borrower Representative shall be required if an Event of Default under Subsection 9.1(a) or 9.1(f) with respect to the U.S. Borrower or the Canadian Borrower has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates, if any; (B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (unless waived by the Administrative Agent in any given case); provided that for concurrent assignments to two or more Lenders or Affiliates of a Lender, such assignment fee shall only be required to be paid once in respect of and at the time of such assignments; and (C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire and such documentation and other information that the Administrative Agent has reasonably determined is required in order to comply with its ongoing obligations under applicable “know your customer” provisions and similar provisions of anti-money laundering rules and regulations. (c) Subject to acceptance and recording thereof pursuant to clause (d) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the

221 assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of (and bound by any related obligations under) Subsections 4.10, 4.11, 4.12, 4.13, 4.15 and 11.5, and bound by its continuing obligations under Subsection 11.16). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with Subsection 4.13(d), Subsection 4.15(c), Subsection 11.1(g) and this Subsection 11.6 shall, to the extent it would comply with Subsection 11.6(c), be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Subsection 11.6. (d) The Borrowers hereby collectively designate the Administrative Agent, and the Administrative Agent agrees, to serve as the Borrowers’ non-fiduciary agent, solely for purposes of this Subsection 11.6, to maintain at one of its offices in New York, New York a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and interest and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Multicurrency Sub-Facility Register” and the “U.S. Dollar Facility Register”, each, the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding anything herein to the contrary, with respect to any assignment by a Lender to a Disqualified Lender, the Borrowers shall be entitled to pursue any remedy available to them (whether at law or in equity, including specific performance to unwind such assignment) against the Lender and such Disqualified Lender. In no event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to whether any prospective assignee is a Disqualified Lender and shall have no liability in respect thereof. (e) Each Lender that sells a participation shall, acting for itself and, solely for this purpose, as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans, Commitments or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary (x) to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or (y) for any Borrower to enforce its rights hereunder. The entries in the Participant Register shall be conclusive absent manifest error, and a Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. This Subsection 11.6(d) and Subsection 11.6(e) shall be construed so that the commitment, loan, letter of credit or other obligation under any Loan Document are at all times maintained in “registered form” within the meanings of Sections 163(f),

222 871(h)(2) and 881(c)(2) of the Code and any Treasury Regulations (and any successor provisions) promulgated thereunder, including, without limitation, Treasury Regulations Sections 5f.103-1(c) and 1.871-14. (f) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender (unless such assignment is being made in accordance with Subsection 4.13(d), Subsection 4.15(c), or Subsection 11.1(g), in which case the effectiveness of such Assignment and Acceptance shall not require execution by the assigning Lender) and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this Subsection 11.6(b) and any written consent to such assignment required by this Subsection 11.6(b), the Administrative Agent shall accept such Assignment and Acceptance, record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this clause (vi). (g) On or prior to the effective date of any assignment pursuant to this Subsection 11.6(b), the assigning Lender shall surrender to the Administrative Agent any outstanding Notes held by it evidencing Loans or Commitments, as applicable, which are being assigned. Any Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to the Borrower Representative marked “cancelled”. Notwithstanding the foregoing provisions of this Subsection 11.6(b) or any other provision of this Agreement, if the Borrower Representative shall have consented thereto in writing in its sole discretion, the Administrative Agent shall have the right, but not the obligation, to effectuate assignments of Loans and Commitments via an electronic settlement system acceptable to the Administrative Agent and the Borrower Representative as designated in writing from time to time to the Lenders by the Administrative Agent (the “Settlement Service”). At any time when the Administrative Agent elects, in its sole discretion, to implement such Settlement Service, each such assignment shall be effected by the assigning Lender and proposed Assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be subject to the prior written approval of the Borrower Representative and shall be consistent with the other provisions of this Subsection 11.6(b). Each assigning Lender and proposed Assignee shall comply with the requirements of the Settlement Service in connection with effecting any assignment of Loans and Commitments pursuant to the Settlement Service. Assignments and assumptions of the Loans and Commitments shall be effected by the provisions otherwise set forth herein until the Administrative Agent notifies the Lenders of the Settlement Service as set forth herein. The Borrower Representative may withdraw its consent to the use of the Settlement Service at any time upon notice to the Administrative Agent, and thereafter assignments and assumptions of the Loans and Commitments shall be effected by the provisions otherwise set forth herein. Furthermore, no Assignee, which as of the date of any assignment to it pursuant to this Subsection 11.6(b) would be entitled to receive any greater payment under Subsection 4.10, 4.11, 4.12 or 11.5 than the assigning Lender would have been entitled to receive as of such date under such Subsections with respect to the rights assigned, shall, notwithstanding anything to the contrary in this Agreement, be entitled to receive such greater payments unless the assignment was made after an Event of Default under Subsection 9.1(a) or 9.1(f) has occurred and is continuing or

223 the Borrower Representative has expressly consented in writing to waive the benefit of this provision at the time of such assignment. (h) (i) Any Lender other than a Conduit Lender may, in the ordinary course of its business and in accordance with applicable law, without the consent of the Borrower Representative or the Administrative Agent, sell participations (other than to any Disqualified Lender, or a natural person or the U.S. Borrower or any of the U.S. Borrower’s Affiliates or its Subsidiaries) to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents and (D) the Borrowers, the Borrower Representative, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, supplement, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, supplement, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to clause (i) or (iii) of the second proviso to the second sentence of Subsection 11.1(a) and (2) directly affects such Participant. Subject to Subsection 11.6(b)(ii), each Borrower agrees that each Participant shall be entitled to the benefits of (and shall have the related obligations under) Subsections 4.10, 4.11, 4.12, 4.13, 4.15 and 11.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Subsection 11.6(b); provided that the participating Lender shall cease to be entitled to such benefits with respect to the portion of its rights and obligations under this Agreement subject to the participation as if such Lender had assigned its interest pursuant to Subsection 11.6(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Subsection 11.7(b) as though it were a Lender, provided that such Participant shall be subject to Subsection 11.7(a) as though it were a Lender. Notwithstanding the foregoing, no Lender shall be permitted to sell participations under this Agreement to any Disqualified Lender and any such participation shall be void ab initio, except to the extent the Borrower Representative has consented to such participation in writing (in which case such Lender will not be considered a Disqualified Lender solely for that particular participation). Any attempted participation which does not comply with Subsection 11.6 shall be null and void. (i) No Loan Party shall be obligated to make any greater payment under Subsection 4.10, 4.11, 4.12 or 11.5 than it would have been obligated to make in the absence of any participation, unless the sale of such participation is made with the prior written consent of the Borrower Representative and the Borrower Representative expressly waives the benefit of this provision at the time of such participation. No Participant shall be entitled to the benefits of Subsection 4.11 unless such Participant complies with Subsection 4.11(b) and provides the forms and certificates referenced therein to the Lender that granted such participation. (j) Any Lender, without the consent of the Borrower Representative or the Administrative Agent, may at any time pledge or assign a security interest in all or any portion of

224 its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or central bank of a member state of the European Union, and this Subsection 11.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute (by foreclosure or otherwise) any such pledgee or Assignee for such Lender as a party hereto. (k) No assignment or participation made or purported to be made to any Assignee or Participant shall be effective without the prior written consent of the Borrower Representative if it would require any Borrower to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Borrower Representative shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Assignee or Participant to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law. (l) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower Representative or the Administrative Agent and without regard to the limitations set forth in Subsection 11.6(b). Each Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any domestic or foreign bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state, federal or provincial bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance. Each such indemnifying Lender shall pay in full any claim received from each such Borrower pursuant to this Subsection 11.6(f) within 30 Business Days of receipt of a certificate from a Responsible Officer of the Borrower Representative specifying in reasonable detail the cause and amount of the loss, cost, damage or expense in respect of which the claim is being asserted, which certificate shall be conclusive absent manifest error. Without limiting the indemnification obligations of any indemnifying Lender pursuant to this Subsection 11.6(f), in the event that the indemnifying Lender fails timely to compensate each such Borrower for such claim, any Loans held by the relevant Conduit Lender shall, if requested by the Borrower Representative, be assigned promptly to the Lender that administers the Conduit Lender and the designation of such Conduit Lender shall be void. (m) If the Borrower Representative wishes to replace the Loans or Commitments under the Facility with ones having different terms, it shall have the option, with the consent of the Administrative Agent and subject to at least three Business Days’ (or such shorter period as agreed to by the Administrative Agent in its reasonable discretion) advance notice to the Lenders under such Facility, instead of prepaying the Loans or reducing or terminating the Commitments to be replaced, to (i) require the Lenders under such Facility to assign such Loans or Commitments to the Administrative Agent or its designees and (ii) amend the terms thereof in accordance with Subsection 11.1. Pursuant to any such assignment, (x) all Loans to be replaced shall be purchased at par (allocated among the Lenders under such Facility in the same manner as

225 would be required if such Loans were being optionally prepaid), accompanied by payment of any accrued interest and fees thereon and any amounts owing pursuant to Subsection 4.12 and (y) all Commitments to be replaced shall be allocated among the Lenders under such Facility in the same manner as would be required if such Commitments were being optionally reduced or terminated by the Borrowers, accompanied by payment of any accrued fees thereon and any amounts owing pursuant to Subsection 4.12. By receiving such purchase price (including accrued interest, fees and indemnity payments), the Lenders under such Facility shall automatically be deemed to have assigned the Loans or Commitments under such Facility pursuant to the terms of the form of the Assignment and Acceptance, the Administrative Agent shall record such assignment in the Register and accordingly no other action by such Lenders shall be required in connection therewith. The provisions of this clause (g) are intended to facilitate the maintenance of the perfection and priority of existing security interests in the Collateral during any such replacement. 11.7. Adjustments; Set-off; Calculations; Computations. (a) If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Revolving Credit Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Subsection 9.1(f), or otherwise (except pursuant to Subsection 2.6, 4.4, 4.5(b), 4.9, 4.10, 4.11, 4.12, 4.13(d), 11.1(g) or 11.6)), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Revolving Credit Loans or the Reimbursement Obligations, as the case may be, owing to it, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders an interest (by participation, assignment or otherwise) in such portion of each such other Lender’s Revolving Credit Loans or the Reimbursement Obligations, as the case may be, owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower Representative, any such notice being expressly waived by the Borrower Representative to the extent permitted by applicable law, upon the occurrence of an Event of Default under Subsection 9.1(a) to set-off and appropriate and apply against any amount then due and payable under Subsection 9.1(a) by such Borrower any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the Borrower Representative and the Administrative Agent after any such set- off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. For purposes of this Subsection 11.7(b), the term “Lender” includes any Issuing Lender. 11.8. Judgment.

226 (a) If, for the purpose of obtaining or enforcing judgment against any Loan Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Subsection 11.8 referred to as the “Judgment Currency”) an amount due under any Loan Document in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding the date of actual payment of the amount due, in the case of any proceeding in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Subsection 11.8 being hereinafter in this Subsection 11.8 referred to as the “Judgment Conversion Date”). (b) If, in the case of any proceeding in the court of any jurisdiction referred to in Subsection 11.8(a), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, the applicable Loan Party shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from any Loan Party under this Subsection 11.8(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents. (c) The term “rate of exchange” in this Subsection 11.8 means the rate of exchange at which the Administrative Agent, on the relevant date at or about 12:00 noon (New York City time), would be prepared to sell, in accordance with its normal course foreign currency exchange practices, the Obligation Currency against the Judgment Currency. 11.9. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts (including by facsimile and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent. 11.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 11.11. Integration. This Agreement and the other Loan Documents represent the entire agreement of each of the Loan Parties party hereto and thereto, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the Loan Parties party hereto, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents, as applicable.

227 11.12. Governing Law. THIS AGREEMENT AND ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. 11.13. Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this Agreement shall be deemed or operate to preclude (i) any Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Subsection 11.13 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Administrative Agent or the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Subsection 11.13(a) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower Representative, the applicable Lender or the Administrative Agent, as the case may be, at the address specified in Subsection 11.2 or at such other address of which the Administrative Agent, any such Lender and the Borrower Representative shall have been notified pursuant thereto;

228 (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Subsection 11.13 any consequential or punitive damages. 11.14. Acknowledgements. Each Borrower hereby acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; (b) neither any Agent nor any Other Representative or Lender has any fiduciary relationship with or duty to any Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and Lenders, on the one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby and thereby among the Lenders or among any of the Borrowers and the Lenders. 11.15. Waiver of Jury Trial. EACH OF THE BORROWERS, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. 11.16. Confidentiality. (a) Each Agent, each Other Representative and each Lender agrees to keep confidential any information (a) provided to it by or on behalf of Holdings or any of the Borrowers or any of their respective Subsidiaries pursuant to or in connection with the Loan Documents or (b) obtained by such Lender based on a review of the books and records of Holdings or any of the Borrowers or any of their respective Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (including, for the avoidance of doubt, a list of Disqualified Lenders) (i) to any Agent, any Other Representative or any other Lender, (ii) to any Transferee, or prospective Transferee or any creditor or any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations which agrees to comply with the provisions of this Subsection 11.16 pursuant to a written instrument (or electronically recorded agreement from any Person listed above in this clause (ii), in respect to any electronic information (whether posted or otherwise distributed on any Platform)) for the benefit of the Borrowers (it being understood that each relevant Lender shall be solely responsible for obtaining such instrument (or such electronically recorded agreement)), (iii) to its Affiliates and the employees, officers, partners, directors, agents, attorneys, accountants and other professional advisors of it and its Affiliates; provided that such Lender shall inform each such Person of the agreement under this Subsection 11.16 and take reasonable actions to cause

229 compliance by any such Person referred to in this clause (iii) with this agreement (including, where appropriate, to cause any such Person to acknowledge its agreement to be bound by the agreement under this Subsection 11.16), (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender or its affiliates or to the extent required in response to any order of any court or other Governmental Authority or as shall otherwise be required pursuant to any Requirement of Law; provided that, other than with respect to any disclosure to any bank regulatory authority, such Lender shall, unless prohibited by any Requirement of Law, notify the Borrower Representative of any disclosure pursuant to this clause (iv) as far in advance as is reasonably practicable under such circumstances, (v) which has been publicly disclosed other than in breach of this Agreement, (vi) in connection with the exercise of any remedy hereunder, under any Loan Document or under any Interest Rate Agreement, (vii) in connection with periodic regulatory examinations and reviews conducted by the National Association of Insurance Commissioners or any Governmental Authority having jurisdiction over such Lender or its affiliates (to the extent applicable), (viii) in connection with any litigation to which such Lender (or, with respect to any Interest Rate Agreement, any Affiliate of any Lender party thereto) may be a party subject to the proviso in clause (iv) above, (ix) to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent or any Lender in connection with the administration of this Agreement and the other Loan Documents, subject, in each case, to customary confidentiality arrangements for service providers and limited to the existence of the Agreement and publicly available information for market data collectors, (x) in connection with customary advertisements in financial and other newspapers and periodicals or on a home page or similar place for dissemination of customary information on the worldwide web and similar promotional materials, in the form of a “tombstone” or otherwise describing the names of the Borrowers, and the type, size and Closing Date of the credit facilities; provided that, without the prior written consent of the U.S. Borrower, such advertisements may not disclose any information other than the existence of this Agreement, the size and type of the credit facilities, the parties to the Loan Documents and the Closing Date, (xi) to any actual or prospective counterparty (or its advisors) to any swap or derivative transaction and to credit insurance (or reinsurance) providers and brokers, in each case, relating to any of the Loan Party’s and its obligations and (xii) if, prior to such information having been so provided or obtained, such information was already in an Agent’s or a Lender’s possession on a non-confidential basis without a duty of confidentiality to any Borrower being violated. Notwithstanding any other provision of this Agreement, any other Loan Document or any Assignment and Acceptance, the provisions of this Subsection 11.16 shall survive with respect to each Agent and Lender until the second anniversary of such Agent or Lender ceasing to be an Agent or a Lender, respectively; provided that in no case shall any Agent or Lender cease to be obligated pursuant to this Subsection 11.16 prior to the third anniversary of the Closing Date. (b) Each Lender acknowledges that any such information referred to in Subsection 11.16(a), and any information (including requests for waivers and amendments) furnished by the U.S. Borrower or any of its Subsidiaries or the Administrative Agent pursuant to or in connection with this Agreement and the other Loan Documents, may include material non- public information concerning the U.S. Borrower or any of its Subsidiaries, the other Loan Parties and their respective Affiliates or their respective securities. Each Lender represents and confirms that such Lender has developed compliance procedures regarding the use of material non-public information; that such Lender will handle such material non-public information in accordance with those procedures and applicable law, including United States federal and state securities laws; and

230 that such Lender has identified to the Administrative Agent a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law. For the avoidance of doubt, nothing in this Subsection 11.16 shall prohibit any Person from voluntarily disclosing or providing any information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Subsection 11.16 shall be prohibited by the laws or regulations applicable to such Regulatory Authority. 11.17. Incremental Indebtedness; Additional Indebtedness. In connection with the incurrence by any Loan Party or any Subsidiary thereof of any Incremental Indebtedness or Additional Indebtedness, each of the Administrative Agent and the Collateral Agent agree to execute and deliver any Junior Lien Intercreditor Agreement, or any Other Intercreditor Agreement or any Intercreditor Agreement Supplement and amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Security Document, and to make or consent to any filings or take any other actions in connection therewith, as may be reasonably deemed by the Borrower Representative to be necessary or reasonably desirable for any Lien on the assets of any Loan Party permitted to secure such Incremental Facility or Additional Indebtedness to become a valid, perfected lien (with such priority as may be designated by the relevant Loan Party or Subsidiary, to the extent such priority is permitted by the Loan Documents) pursuant to the Security Document being so amended, restated, waived, supplemented or otherwise modified or otherwise. 11.18. USA PATRIOT Act Notice. (a) Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify, and record information that identifies each Loan Party, which information includes the name of each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the PATRIOT Act, and each Loan Party agrees to provide such information from time to time to any Lender. (b) Each Loan Party acknowledges that, pursuant to the Canadian AML Legislation, the Lender may be required to obtain, verify and record information regarding each Loan Party, its directors, authorized signing officers, direct or indirect shareholders or other Persons in control of each Loan Party, and the transactions contemplated hereby. Each Loan Party shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by the Lender, or any prospective assign or participant of the Lender, in order to comply with any applicable Canadian AML Legislation, whether now or hereafter in existence 11.19. Electronic Execution of Documents. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Subsection 7.7), certificate, request, statement, disclosure or

231 authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrowers or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Borrower and each Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrowers and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender and its Related Parties for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of any Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 11.20. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition or other proceeding be filed by or against any Loan Party for liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of any creditor or creditors or should an interim receiver, receiver,

232 receiver and manager or trustee be appointed for all or any significant part of any Loan Party’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the obligations of the Borrowers under the Loan Documents, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the obligations, whether as a fraudulent preference, reviewable transaction or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the obligations of the Borrowers hereunder shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. 11.21. Joint and Several Liability; Postponement of Subrogation. (a) The obligations of the Borrowers hereunder and under the other Loan Documents to which each Borrower is a party shall be joint and several and, as such, each Borrower shall be liable for all of such obligations of the other Borrowers under this Agreement and the other Loan Documents to which each Borrower is a party. To the fullest extent permitted by law the liability of each Borrower for the obligations under this Agreement and the other Loan Documents of the other applicable Borrowers with whom it has joint and several liability shall be absolute, unconditional and irrevocable, without regard to (i) the validity or enforceability of this Agreement or any other Loan Document, any of the obligations hereunder or thereunder or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any applicable Secured Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder; provided that no Borrower hereby waives any suit for breach of a contractual provision of any of the Loan Documents) which may at any time be available to or be asserted by such other applicable Borrower or any other Person against any Secured Party or (iii) any other circumstance whatsoever (with or without notice to or knowledge of such other applicable Borrower or such Borrower) which constitutes, or might be construed to constitute, an equitable or legal discharge of such other applicable Borrower for the obligations hereunder or under any other Loan Document, or of such Borrower under this Subsection 11.21, in bankruptcy or in any other instance. (b) Each Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Agreement, by any payments made hereunder or otherwise, until the prior payment in full in cash of all of the obligations hereunder and under any other Loan Document, the termination or expiration of all Letters of Credit and the permanent termination of all Commitments. Any amount paid to any Borrower on account of any such subrogation rights prior to the payment in full in cash of all of the obligations hereunder and under any other Loan Document, the termination or expiration of all Letters of Credit and the permanent termination of all Commitments shall be held in trust for the benefit of the applicable Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the applicable Secured Parties and credited and applied against the obligations of the applicable Borrowers, whether matured or unmatured, in such order as the Administrative Agent shall elect. In furtherance of the foregoing, for so long as any obligations of the Borrowers hereunder, any Letters of Credit or any Commitments remain outstanding, each Borrower shall refrain from taking any action or commencing any proceeding against any other Borrower (or any of its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts

233 in respect of payments made in respect of the obligations hereunder or under any other Loan Document of such other Borrower to any Secured Party. 11.22. Designated Cash Management Agreements and Designated Hedging Agreements. Each Lender may from time to time elect by notice in writing to the Administrative Agent (with a copy to the Borrower Representative) that (x)(i) a Cash Management Arrangement with any Cash Management Party is to be a “Designated Cash Management Agreement” having monetary obligations that are subject to the waterfall provisions set forth in Subsection 10.15; provided that with respect to any Bank Products Agreement with the Designated Bank Product Affiliate, the Borrower Representative shall provide such notice on or before the Closing Date and (ii) the Administrative Agent shall establish a Designated Cash Management Reserve with respect to any such Designated Cash Management Agreement in an amount (which amount shall be specified in such notice) equal to the anticipated monetary obligations of the U.S. Borrower or the applicable Subsidiary under such Designated Cash Management Agreement owing to any Cash Management Party, so long as, immediately after giving effect thereto, Excess Availability would be not less than zero, or (y)(i) a Hedging Agreement or other Permitted Hedging Arrangement with any Hedging Party is to be a “Designated Hedging Agreement” having monetary obligations that are subject to the waterfall provisions set forth in Subsection 10.15 and (ii) the Administrative Agent shall establish a Designated Hedging Reserve with respect to any such Designated Hedging Agreement in an amount (which amount shall be specified in such notice) equal to the anticipated monetary obligations of the U.S. Borrower or the applicable Subsidiary under such Designated Hedging Agreement owing to any Hedging Party, so long as, immediately after giving effect thereto, Excess Availability would be not less than zero, provided that no monetary obligations under any Designated Cash Management Agreement or Designated Hedging Agreement shall receive any benefit of the designation under this Subsection 11.22 after the Termination Date, provided, further, that no Cash Management Arrangement shall be designated as a “Designated Cash Management Agreement” and no Hedging Agreement or other Permitted Hedging Arrangement shall be designated as a “Designated Hedging Agreement” if, at the time of such designation, the establishment of a Designated Cash Management Reserve or Designated Hedging Reserve in connection with such Designated Cash Management Agreement or Designated Hedging Agreement, as applicable, would result in Excess Availability being less than zero. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, any Bank Products Agreement with the Administrative Agent (or an Affiliate thereof) and any Hedging Agreement or other Permitted Hedging Arrangement, in each case, with the Administrative Agent (or an Affiliate thereof) shall receive the benefit of the applicable designation under this Subsection 11.22 regardless of whether any notice contemplated under this Subsection 11.22 is actually delivered or any election is actually made. 11.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

234 (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (c) a reduction in full or in part or cancellation of any such liability; (d) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (e) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 11.24. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

235 11.25. Erroneous Payments by Agent to Lenders. (a) Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender hereby further agrees that if it receives an Erroneous Payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Erroneous Payment (an “Erroneous Payment Notice”), (y) that was not preceded or accompanied by an Erroneous Payment Notice, or (z) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case, an error has been made (and that it is deemed to have knowledge of such error at the time of receipt of such Erroneous Payment) with respect to such Erroneous Payment, and to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. Each Lender agrees that, in each such case, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

236 (c) Each Borrower and each other Loan Party hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Loan Party except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds of the Borrower or any other Loan Party. (d) Each party’s obligations under this Subsection 11.25 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. 11.26. Subsidiary Borrowers. The U.S. Borrower may cause any Domestic Subsidiary that is a Wholly Owned Subsidiary to become a Subsidiary Borrower after five Business Days’ written notice to the Administrative Agent (or such shorter period as may be agreed to by the Administrative Agent in its reasonable discretion) pursuant to a Borrower Joinder (which Borrower Joinder shall be accompanied by all documentation and other information about such Subsidiary Borrower as shall be required by applicable regulatory authorities under applicable “know your customer” provisions and similar provisions of anti-money laundering rules and regulations. Upon receipt thereof the Administrative Agent shall promptly transmit each such notice to each of the Lenders; provided that any failure to do so by the Administrative Agent shall not in any way affect the status of any such Subsidiary as a Subsidiary Borrower hereunder. [SIGNATURE PAGES FOLLOW]

Bank of America, N.A., as Lender and Issuing Lender

PNC BANK, NATIONAL ASSOCIATION, as Lender and Issuing Lender

[SIGNATURE PAGE TO ABL CREDIT AGREEMENT] Truist Bank, as Lender and Issuing Lender By:______________________________ Name: George Kaloudis Title: Vice President

SIGNATURE PAGE TO ABL CREDIT AGREEMENT HSBC BANK USA, N.A., as Lender By:______________________________ Name: Robert F. Mello Title: Director